UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

Item 1.	Reports to Stockholders.

December 31, 2007

TEMPLETON INVESTMENT PLUS

ANNUAL REPORT

THE PHOENIX EDGE SERIES FUND

• PHOENIX MONEY MARKET SERIES

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

• TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 1

• TEMPLETON FOREIGN SECURITIES FUND - CLASS 1

• TEMPLETON GLOBAL ASSET ALLOCATION FUND - CLASS 1

• TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 1

• TEMPLETON GROWTH SECURITIES FUND - CLASS 1

ANNUAL REPORT

THE PHOENIX EDGE

SERIES FUND

Variable Products Fund

December 31, 2007

To our Templeton Investment Plus contractowners:

The 2007 annual report for the Phoenix Money Market Series, an investment option offered through your contract, is included in the following compilation of Phoenix Edge Series Fund annual reports.

Table of Contents

		Page
A Message from the President		1
Glossary		2
Disclosure of Fund Expenses		6

	Series Summary	Schedule of Investments
Phoenix Capital Growth Series	8	44
Phoenix Growth and Income Series	10	46
Phoenix Mid-Cap Growth Series	12	49
Phoenix Money Market Series	14	51
Phoenix Multi-Sector Fixed Income Series	16	52
Phoenix Multi-Sector Short Term Bond Series	18	60
Phoenix Strategic Allocation Series	20	66
Phoenix-Aberdeen International Series	22	74
Phoenix-Alger Small-Cap Growth Series	24	76
Phoenix-Duff & Phelps Real Estate Securities Series	26	78
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth	28	79
Phoenix-S&P Dynamic Asset Allocation Series: Growth	30	80
Phoenix-S&P Dynamic Asset Allocation Series: Moderate	32	81
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth	34	82
Phoenix-Sanford Bernstein Mid-Cap Value Series	36	83
Phoenix-Sanford Bernstein Small-Cap Value Series	38	85
Phoenix-Van Kampen Comstock Series	40	87
Phoenix-Van Kampen Equity 500 Index Series	42	89
Statement of Assets and Liabilities		96
Statement of Operations		100
Statement of Changes In Net Assets		104
Financial Highlights		110
Notes to Financial Statements		116
Report of Independent Registered Public Accounting Firm		125
Board of Trustees’ Consideration of Investment Advisory and Subadvisory Agreements		127
Fund Management Tables		163

Proxy Voting Procedures and Voting Record (Form N-PX)

The advisor and subadvisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Trustees. You may obtain a description of these procedures, along with information regarding how the series voted proxies during the most recent 12-month period ended June 30, 2007, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Information

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

Not FDIC Insured	No Bank Guarantee	May Lose Value

A MESSAGE FROM THE PRESIDENT

Dear Phoenix Edge Series Fund Shareholder:

This report provides performance and portfolio details about the underlying investments of your Phoenix variable annuity or life insurance policy for the fiscal year ended December 31, 2007. I hope you will take time to review this important information.

At Phoenix, we are committed to providing you with a choice of quality investment options from professional money managers across the industry, including many well-known names. In addition to The Phoenix Edge Series Fund options discussed in this report, we also offer a selection of other investment options for your consideration.

You may wish to visit our Web site, phoenixwm.com, to learn more about the variable investments available to you, which may include new offerings from time to time. Also, if you haven’t done so, this is a good time of year to meet with your financial professional to review your portfolio and make sure that your asset allocation strategy is consistent with your financial goals, especially if there have been any recent changes in your personal situation.

We appreciate your business and thank you for choosing Phoenix to be part of your financial plan. It is our great privilege to serve you.

Sincerely yours,

Philip K. Polkinghorn
President, The Phoenix Edge Series Fund

January 2008

Asset Allocation does not guarantee against a loss, and there is no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

GLOSSARY

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC

American Municipal Bond Assurance Corporation.

Composite Index for Strategic Allocation Series

A composite index made up of 60% of the S&P 500 Index, which measures stock market total return performance, and 40% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance.

Composite Index for S&P Dynamic Asset Allocation Series: Aggressive Growth

A composite index made up of 75% of the S&P 500 Index, which measures stock market total return performance, 8% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance, and 17% of the MSCI EAFE Index, which measures foreign market equity performance.

Composite Index for S&P Dynamic Asset Allocation Series: Growth

A composite index made up of 60% of the S&P 500 Index, which measures stock market total return performance, 27% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance, and 13% of the MSCI EAFE Index, which measures foreign market equity performance.

Composite Index for S&P Dynamic Asset Allocation Series: Moderate Growth

A composite index made up of 50% of the S&P 500 Index, which measures stock market total return performance, 40% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance, and 10% of the MSCI EAFE Index, which measures foreign market equity performance.

Composite Index for S&P Dynamic Asset Allocation Series: Moderate

A composite index made up of 30% of the S&P 500 Index, which measures stock market total return performance, 65% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance, and 5% of the MSCI EAFE Index, which measures foreign market equity performance.

ETF (Exchange Traded Fund)

A Fund that tracks an index, but can be traded like a stock.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FGIC

Financial Guaranty Insurance Company.

FHLB

Federal Home Loan Bank.

FHLMC

Federal Home Loan Mortgage Corporation.

FNMA or “Fannie Mae”

Federal National Mortgage Association.

FSA

Financial Security Assurance, Inc.

FTSE NAREIT Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

MBIA

Municipal Bond Insurance Association.

Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index

The Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. investment grade corporate bond issues rated “BBB” and “A” by Standard & Poor’s/Moody’s with maturities between one and three years. The index is calculated on a total return basis.

GLOSSARY (Continued)

MSCI Asia excluding Japan Total Return Index

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. As of June 2007 the MSCI AC Far East ex Japan Index consisted of the following 9 developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore Free, Taiwan, and Thailand.

MSCI EAFE® Index

The MSCI EAFE® Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

MSCI Eastern Europe Total Return Index

The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the emerging market countries of Europe, the Middle East & Africa. As of June 2007, the MSCI EM EMEA Index consisted of the following 10 emerging market country indices: Czech Republic, Hungary, Poland, Russia, Turkey, Israel, Jordan, Egypt, Morocco, and South Africa.

MSCI EMU Total Return Index

The MSCI EMU (European Economic and Monetary Union) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of countries within EMU. As of June 2007 the MSCI EMU Index consisted of the following 11 developed market country indices: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, and Spain.

MSCI Europe Total Return Index

The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. As of June 2007, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Japan Index

The MSCI Japan IndexSM is an equity index of securities listed on Japanese stock exchanges. The index is calculated on a total return basis with gross dividends reinvested.

MSCI Latin America Total Return Index

The MSCI EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. As of June 2007 the MSCI EM Latin America Index consisted of the following 6 emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

MSCI World excluding U.S. Total Return Index

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

PIK (Payment-in-Kind)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 1000® Value Index

The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

GLOSSARY (Continued)

Russell 2000® Growth Index

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Value Index

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2500TM Value Index

The Russell 2500™ Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell MidCap® Growth Index

The Russell MidCap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SBA

Small Business Administration.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

Indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

THIS PAGE INTENTIONALLY BLANK.

THE PHOENIX EDGE SERIES FUND

Disclosure of Fund Expenses (Unaudited)

For the six-month period of July 1, 2007 to December 31, 2007

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of The Phoenix Edge Series Fund, you incur ongoing costs including investment advisory fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in one of the series and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

Actual Expenses

This section of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

Hypothetical Example for Comparison Purposes

This section of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, this section of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During
	7/1/07	12/31/07	Ratio	Period*
Capital Growth Series
Actual	$1,000.00	$1,017.88	0.91%	$4.63
Hypothetical (5% return before expenses)	1,000.00	1,020.56	0.91	4.65

Growth and Income Series
Actual	$1,000.00	$998.09	0.85%	$4.28
Hypothetical (5% return before expenses)	1,000.00	1,020.87	0.85	4.34

Mid-Cap Growth Series
Actual	$1,000.00	$1,049.44	1.05%	$5.42
Hypothetical (5% return before expenses)	1,000.00	1,019.85	1.05	5.36

Money Market Series
Actual	$1,000.00	$1,024.61	0.59%	$3.01
Hypothetical (5% return before expenses)	1,000.00	1,022.19	0.59	3.01

Multi-Sector Fixed Income Series
Actual	$1,000.00	$1,022.49	0.75%	$3.82
Hypothetical (5% return before expenses)	1,000.00	1,021.38	0.75	3.83

Multi-Sector Short Term Bond Series
Actual	$1,000.00	$1,020.23	0.70%	$3.56
Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.70	3.57

Strategic Allocation Series
Actual	$1,000.00	$1,015.68	0.86%	$4.37
Hypothetical (5% return before expenses)	1,000.00	1,020.82	0.86	4.39

*	Expenses are equal to the Series’ annualized expense ratio which includes waived fees and reimbursed expenses, if applicable multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

You can find more information about the Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs including contractual charges associated with the separate account refer to the series prospectus and the contract prospectus.

THE PHOENIX EDGE SERIES FUND

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of July 1, 2007 to December 31, 2007

Expense Table
	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During
	7/1/07	12/31/07	Ratio	Period*
Aberdeen International Series
Actual	$1,000.00	$1,048.86	0.98%	$5.06
Hypothetical (5% return before expenses)	1,000.00	1,020.20	0.98	5.00

Alger Small-Cap Growth Series
Actual	$1,000.00	$1,036.63	1.00%	$5.13
Hypothetical (5% return before expenses)	1,000.00	1,020.10	1.00	5.10

Duff & Phelps Real Estate Securities Series
Actual	$1,000.00	$913.58	1.00%	$4.82
Hypothetical (5% return before expenses)	1,000.00	1,020.10	1.00	5.10

S&P Dynamic Asset Allocation Series: Aggressive Growth
Actual	$1,000.00	$1,000.86	0.70%	$3.53
Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.70	3.57

S&P Dynamic Asset Allocation Series: Growth
Actual	$1,000.00	$1,012.16	0.70%	$3.55
Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.70	3.57

S&P Dynamic Asset Allocation Series: Moderate
Actual	$1,000.00	$1,039.69	0.70%	$3.60
Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.70	3.57

S&P Dynamic Asset Allocation Series: Moderate Growth
Actual	$1,000.00	$1,025.21	0.70%	$3.57
Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.70	3.57

Sanford Bernstein Mid-Cap Value Series
Actual	$1,000.00	$891.06	1.30%	$6.20
Hypothetical (5% return before expenses)	1,000.00	1,018.57	1.30	6.64

Sanford Bernstein Small-Cap Value Series
Actual	$1,000.00	$878.16	1.30%	$6.15
Hypothetical (5% return before expenses)	1,000.00	1,018.57	1.30	6.64

Van Kampen Comstock Series
Actual	$1,000.00	$921.26	0.95%	$4.60
Hypothetical (5% return before expenses)	1,000.00	1,020.36	0.95	4.85

Van Kampen Equity 500 Index Series
Actual	$1,000.00	$983.01	0.55%	$2.75
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.55	2.81

*	Expenses are equal to the Series’ annualized expense ratio which includes waived fees and reimbursed expenses, if applicable multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

You can find more information about the Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs including contractual charges associated with the separate account refer to the series prospectus and the contract prospectus.

Capital Growth Series

Product Manager Commentary

•	Phoenix Capital Growth Series (“Capital Growth”) Seeks intermediate and long-term capital appreciation, with income as a secondary consideration.

•

For the 12-month reporting period, the Series returned 10.75%. For the same period, the S&P 500® Index, a broad-based equity index, returned 5.49% and the Russell 1000® Growth Index, the Series’ style-specific benchmark, returned 11.81%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the equity markets perform during the Fund’s fiscal year?

•

The four quarters of 2007 experienced significant shifts in economic expectations. In the first quarter of 2007 the market’s focus became the subprime mortgage issues, and the widespread impact. The result being the toll taken on financial stocks, resulting in a volatile and flat equity market. Second quarter ‘07 experienced thriving merger and acquisition activity, despite rising inflationary (commodity driven) fears, interest rates, and the continued deterioration of the housing markets. Third quarter of ‘07 experienced a liquidity freeze-up and credit-market meltdown which led to a volatile quarter. Investors reassessed their appetite for risk, as mergers and acquisitions activity came to a near standstill. These pressures and issues inspired the Federal Reserve to lower interest rates, leading to a rally, yet overall equity market sectors posted mixed results. During this period, as Hedge funds were forced to unwind leveraged positions (sell long holdings and cover short positions) to raise liquidity, investment strategies focusing on attractive valuations and higher quality suffered. Many of the same themes which impacted returns in the third quarter continued to negatively impact the U.S. equity markets during fourth quarter ‘07 as well. Most notably, the uncertainty surrounding the real estate and subprime mortgage markets intensified, leading to further doubt as to whether the ever-resilient consumer will be able to keep the economy free from recession in 2008. Further, energy prices continued on their upward path, resulting in a further cut of the consumer wallet. The Fed is doing its best trapeze act — trying to balance inflation and economic weakness. In all, these fears, issues and uncertainties have led to a volatile market environment. Over the year, growth stocks generally outperformed value.

What factors affected the Fund’s performance during its fiscal year?

•

Overall, sector allocation proved very additive to returns due primarily to being underweight in the Consumer Discretionary Sector and overweight in the Materials and Energy Sectors. However, selective stock holdings detracted from returns, primarily within the Industrials and Information Technology Sectors.

•

Apple, a computer, digital music and mobile communications equipment manufacturer; Freeport-McMoRan, a metals mining and manufacturing company; Celanese, an industrial chemical provider; and Oracle, an enterprise software provider were the top contributors during the year. Detracting from performance were Continental Airlines, an air carrier; Electronic Data Systems, an electronic data processing provider; Watson Pharmaceuticals, a generic and branded pharmaceutical products company and WellCare Group, a managed healthcare provider.

•

Looking ahead to 2008, investors will continue to weigh the severity of any potential economic slowdown, the Federal Reserve’s stance on inflationary pressures, the impact of the mortgage and real estate markets, the trend in both energy prices and the dollar, the level and outlook for employment, and overall, the affects felt by the consumer. We strongly believe that over the long-term, what matters most is the earnings growth and valuation of individual companies. Our investment process mirrors this view, with a continued focus on quality companies exhibiting improving fundamentals, attractive valuations and positive investor interest. We remain confident that the consistent application of our disciplined investment process will continue to produce superior results over the long term.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or conditions and should not be relied on as investment advice.

Because the Series is heavily weighted in the technology sector, it will be impacted by that Sector’s performance more than a series with broader sector diversification.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Capital Growth Series (continued)

Average Annual Total Return1 for periods ended 12/31/07

	1 year	5 years	10 years
Capital Growth Series	10.75%	9.50%	0.71%
S&P 500® Index	5.49	12.83	5.92
Russell 1000® Growth Index	11.81	12.11	3.83

Series expense ratios2: Gross: 0.92%; Net: 0.92%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Information Technology	31%
Health Care	19
Industrials	12
Energy	9
Consumer Discretionary	7
Materials	7
Consumer Staples	6
Other (includes short-term investments)	9

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Growth and Income Series

Product Manager Commentary

•	Phoenix Growth and Income Series (“Growth and Income”) Seeks dividend growth, current income and capital appreciation.

•	For the 12-month reporting period the Series returned 6.66%. For the same period, the S&P 500® Index, a broad-based equity index, returned 5.49%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

The return of volatility was the key theme for the year. After posting new highs for the S&P 500 in early October, stocks turned lower on credit issues tied to subprime mortgages. The mortgages had been dissected and repackaged into securities held by large banks, brokers and insurance companies. When the low teaser rates on the mortgages reset, homeowners could no longer make their payments and the instruments defaulted. This resulted in a huge credit squeeze, causing the Fed to begin lowering interest rates in order to steer the economy away from falling into a recession. There were billion dollar write-downs of investments and several CEOs were fired.

Also affecting the markets was a rise in the price of crude oil and a sharp decline in the value of the U.S. Dollar. Because of these issues, the United States equity markets posted mixed returns for the calendar year 2007.

The fund’s benchmark, the Standard & Poor’s 500, is a representative index for large capitalization stocks and it returned 5.49%. The small cap benchmark, Russell 2000, posted a loss of 1.57%. In terms of style indices, Value stocks returned less than Growth stocks for the fiscal year. The Russell 1000 Value Index had a slight loss of 0.17%, while the Russell 1000 Growth Index had a double-digit gain of 11.81%. With sub-par returns in broad-based U.S. indices, the real action was in overseas emerging markets stocks. The MSCI Emerging Markets index posted a huge gain of 39.78%. We did not participate in this market because emerging foreign companies are not in our investment universe.

What factors affected the Series’ performance during its fiscal year?

•

Performance for the year was favorable. The Growth & Income Series returned 6.66%. The investment portfolio return was 117 basis points higher than the 5.49% total return for the fund’s benchmark, the Standard & Poor’s 500.

In relation to the benchmark index, the fund benefited the most from sector positioning in Financials, Consumer Discretionary and Health Care. Sector positioning in Information Technology, Consumer Staples and Materials had an adverse impact on the funds performance relative to its benchmark. The top five individual stock contributors were Exxon Mobil, Occidental Petroleum, Microsoft, AT&T and National Oilwell Varco. The bottom five contributors were Citigroup, Bank of America, Merrill Lynch, American International Group and Tyco.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied on as investment advice.

Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Growth and Income Series (continued)

Average Annual Total Return1 for periods ended 12/31/07

			Inception	Inception
	1 year	5 years	to 12/31/07	Date
Growth and Income Series	6.66%	13.02%	5.71%	3/2/98
S&P 500® Index	5.49	12.83	5.18	3/2/98

Series expense ratios2: Gross: 0.97%; Net: 0.91%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07 and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Financials	20%
Information Technology	18
Health Care	13
Energy	12
Industrials	11
Consumer Discretionary	9
Consumer Staples	7
Other (includes short-term investments)	10

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Mid-Cap Growth Series

Product Manager Commentary

•	Phoenix Mid-Cap Growth Series (“Mid-Cap Growth”) Seeks capital appreciation.

•

For the 12-month reporting period the Series returned 21.80%. For the same period, the S&P 500® Index, a broad-based equity index, returned 5.49% and the Russell MidCap® Growth Index, the Series’ style-specific benchmark, returned 11.43%.

•

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

For the period of January 1, 2007 through November 2007 Bennett Lawrence Management, LLC was the sub-advisor for the Phoenix Mid-Cap Growth Edge Series.

How did the Equity markets perform during the Series’ fiscal year?

In the following commentary Bennett Lawrence Management, LLC discusses the performance under their management Series.

•

The year started off on a strong note as inflation and interest rate concerns took a back seat to good earnings reports and reasonable equity valuations. Beneath the surface, a change in investor preferences had begun. For the first time in a long while, demand for growth stocks strengthened. Historically, mid-cycle slowdowns (the stage in the cycle that we appeared to be in the majority of the year) have tended to favor equities in general and growth stocks in particular. As a result, earnings visibility became a most desirable trait and for the first time in seven years, growth stocks outperformed value.

•

Toward the end of the year, worries mounted over housing, a credit crunch and possible recession. Volatility became pronounced and the averages started to lose ground. Fortunately, the Federal Reserve had begun a campaign to restore liquidity to the credit markets. Hopefully this will provide a counterbalance to the host of issues that are on the minds of investors and weighing on share prices.

What factors affected the Series’ performance during its fiscal year?

•

The combination of strong demand for growth stocks, prescient industry/sector allocation decisions and strong operating results from our portfolio companies enabled the Series portfolio to enjoy performance that was over 2.5 times greater than the Russell Midcap Growth Index.

•

For the first time in a long while, earnings growth was directly correlated to share performance. Generally speaking, the better the operating results, the more impressive the share gains. Needless to say, this was a very good backdrop for our high-growth investment strategy. In addition, we were rewarded for overweighting the technology sector, as trends including electronic payment transfer, e-commerce, software as a service, online advertising and solar energy were very pervasive. Finally, the overwhelming majority of our companies delivered operating results that exceeded consensus estimates and led to positive momentum among the Series’ portfolio holdings.

Neuberger Berman began sub-advising the Portfolio at the end of November 2007.

How did the Equity markets perform during the Series’ fiscal year?

•	In the following commentary Neuberger Berman Management, Inc. discusses the Series performance since their becoming subadvisor.

•

In 2007, Large- and Mid-Cap shares outpaced smaller issues while growth style results outpaced value across the capitalization spectrum, the first time since 1999. As the subprime issues continued to work their way through the system, Financials, a large percentage of the value indices, were among the weakest performing sectors for the year. Other sectors that were weaker links included consumer-related areas. Telecom was an area of weakness as concerns regarding a slowdown in consumer spending negatively impacted the sector. Mid-Caps were the best performing capitalization bucket for the year. This was in part due to private equity firms fueling acquisitions in the Mid-Cap space which impacted the portfolio as we had several take overs during the year.

What factors affected the Series’ performance during its fiscal year?

•

Equity market returns for the year 2007 were for the most part positive and volatility had been on an up tick for much of the year as subprime issues continued to unfold throughout the year. As volatility increases, companies that exhibit earnings quality, which is what we seek to identify in our process, continue to be rewarded in the marketplace. This type of environment serves our quality focus well. We continue to believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing environment will be rewarded as investors will pay up for this attribute. This was the case for much of 2007 and we believe that this will continue to be the backdrop for adding value in 2008.

•

We remain cautious of areas linked to the average consumer and will therefore remain market-underweight in both Consumer Staples and Discretionary. We continue to play niche areas within Consumer Discretionary such as hotels, gaming and secondary education. The Portfolio continues to be market weight in Industrials with an emphasis on niche areas such as aviation. Although slightly underweight at this time, we continue to believe that Energy will provide earnings growth potential given worldwide demand, and we anticipate moving toward a neutral weighting opportunistically. Due to the spread of subprime worries, and especially their effect on Financials, we will remain underweight in this area at this time. We are also currently overweighted in both the Health Care and Information Technology sectors emphasizing medical diagnostics and specialized software and services, respectively.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or conditions and should not be relied on as investment advice.

Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

Investing in the securities of small and mid-sized companies involves risks, such as relatively low trading volumes, more price volatility and less liquidity than securities from larger, more established companies.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Mid-Cap Growth Series (continued)

Average Annual Total Return1 for periods ended 12/31/07

			Inception to 12/31/07	Inception Date
	1 year	5 years
Mid-Cap Growth Series	21.80%	12.68%	6.44%	3/2/98
S&P 500® Index	5.49	12.83	5.18	3/2/98
Russell MidCap® Growth Index	11.43	17.90	6.95	3/2/98

Series expense ratios2: Gross: 1.14%; Net: 1.10%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Fund Investment Allocation as of 12/31/07*

Information Technology	21%
Industrials	16
Health Care	16
Consumer Discretionary	15
Energy	10
Financials	6
Consumer Staples	5
Other (includes short-term investments)	11

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Money Market Series

•	Phoenix Money Market Series (“Money Market”)

Seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Average Annual Total Return1 for periods ended 12/31/07

	1 year	5 years	10 years
Money Market Series at NAV[2]	4.88%	2.65%	3.44%
Lehman Brothers Aggregate Bond Index	6.97	4.42	5.97
Citigroup 90-Day Treasury Bills	4.74	2.95	3.62

Series expense ratios2: Gross: 0.66%; Net: 0.65%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit phoenixfunds.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Commercial Paper	64%
Federal Agency Securities	19
Medium Term Notes	17

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

THIS PAGE INTENTIONALLY BLANK.

Multi-Sector Fixed Income Series

Product Manager Commentary

•	Phoenix Multi-Sector Fixed Income Series (“Multi-Sector Fixed Income”) Seeks long-term total return.

•	For the 12-month reporting period the Series returned 3.71%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 6.97%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Fixed Income markets perform during the Series’ fiscal year?

•

The broad U.S. fixed income market, as represented by the Lehman Brothers Aggregate Bond Index returned 6.97% for the fiscal year ended December 31, 2007. In the first five meetings of the year, the Fed kept the federal funds rate unchanged at 5.25%. On September 18, 2007, the Fed cut the federal funds rate by 0.50% to 4.75%, citing concerns that tightening credit conditions could potentially increase the strain on the housing market, eventually leading to lower-than-expected economic growth. The Fed proceeded to cut rates another 0.25% at each of its next two meetings on October 31 st and December 11th. Since the beginning of the year the yield curve has steepened, with rates declining across the curve.

•

The 1st half of 2007 can best be characterized as a low volatility, benign credit environment. It was in this atmosphere that non-treasury fixed income sectors outperformed. In stark contrast, the 2nd half of 2007 was extraordinarily volatile. This was primarily due to fear surrounding the subprime mortgage market and its resulting contagion. These fears caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. So significant was this flight to quality, that it caused treasuries to outperform almost all spread sectors, the exception being out-performance by some non-U.S. Dollar investments.

What factors affected the Series’ performance during its fiscal year?

•

The decision to maintain an underweight to U.S. Treasuries in favor of spread sectors was the largest detractor to performance for the fiscal year ended December 31, 2007. Treasuries outperformed as concerns over subprime sparked a flight to quality, causing spreads in many sectors to widen. This environment typically does not favor our style of investing. Among the series’ investment in spread sectors, the allocation to emerging market securities detracted the most from performance. Within emerging markets, the overweight to Argentina and Venezuela were the key drivers of underperformance.

•

The largest positive contributor to performance was the series’ exposure to non U.S. Dollar investments, which benefited from market expectations that the Federal Reserve would cut U.S. interest rates in 2007 and stronger growth outside of the United States. An additional positive contributor to the series’ performance was our issue selection within the investment grade corporate sector, which out-performed the Lehman U.S. Corporate Investment Grade Bond Index. Although the series’ allocation to the corporate high-yield sector hurt performance the higher quality focus and underweight to CCC securities within the sector helped performance. For the year the Caa component of the Lehman High Yield Index returned -0.13%, while the Ba and B components returned 1.75% and 3.12%, respectively.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or conditions and should not be relied on as investment advice.

Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

The series’ use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the series to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the series to experience higher losses than series that do not use derivatives.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Multi-Sector Fixed Income Series (continued)

Average Annual Total Return1 for periods ended 12/31/07

	1 year	5 years	10 years
Multi-Sector Fixed Income Series	3.71%	6.66%	5.67%
Lehman Brothers Aggregate Bond Index	6.97	4.42	5.97

Series expense ratios2: Gross: 0.74%; Net: 0.74%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Fund Investment Allocation as of 12/31/07*

Domestic Corporate Bonds	24%
Foreign Government Securities	17
Foreign Corporate Bonds	9
Non-Agency Mortgage-Backed Securities	8
Domestic Loan Agreements	8
Agency Mortgage-Backed Securities	7
U.S. Government Securities	5
Other (includes short-term investments)	22

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Multi-Sector Short Term Bond Series

Product Manager Commentary

•

Phoenix Multi-Sector Short-Term Bond Series (“Multi-Sector Short Term Bond”) Seeks to provide high current income while attempting to limit changes in the Series net assets caused by interest rate changes.

•

For the 12-month reporting period the Series returned 3.99%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 6.97% and the Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index, the Series’ style-specific benchmark, returned 5.31%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Fixed Income markets perform during the Series’ fiscal year?

•

The broad U.S. fixed income market, as represented by the Lehman Brothers Aggregate Bond Index returned 6.97% for the fiscal year ended December 31, 2007. In the first five meetings of the year the Fed kept the federal funds rate unchanged at 5.25%. On September 18, 2007, the Fed cut the federal funds rate by 0.50% to 4.75%, citing concerns that tightening credit conditions could potentially increase the strain on the housing market, eventually leading to lower than expected economic growth. The Fed proceeded to cut rates another 0.25% at each of its next two meetings on October 31 st and December 11th. Since the beginning of the year the yield curve has steepened, with rates declining across the curve.

•

The 1st half of 2007 can best be characterized as a low volatility, benign credit environment. It was in this atmosphere that non-treasury fixed income sectors outperformed. In stark contrast, the 2nd half of 2007 was extraordinarily volatile. This was primarily due to fear surrounding the subprime mortgage market and its resulting contagion. These fears caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. So significant was this flight to quality, that it caused treasuries to outperform almost all spread sectors, the exception being out-performance by some non-U.S. Dollar investments.

What factors affected the Series’ performance during its fiscal year?

•

The decision to maintain an underweight to U.S. Treasuries in favor of spread sectors was the largest detractor to performance for the fiscal year ended December 31, 2007. Treasuries outperformed as concerns over subprime sparked a flight to quality, causing spreads in many sectors to widen. This environment typically does not favor our style of investing, however, our ability to be tactical in our use of high quality substitutes for investment-grade corporates contributed positively to performance for the year. Among the series’ investment in spread sectors, the overweight to asset backed securities detracted the most from performance. The asset-backed sector was pressured by the home equity sub-component, which suffered from weakness in the underlying collateral.

•

The largest positive contributor to performance was the series’ exposure to non U.S. Dollar investments, which benefited from market expectations that the Federal Reserve would cut U.S. interest rates in 2007 and stronger growth outside of the United States. Although the series’ allocation to the corporate high yield sector hurt performance the higher quality focus and underweight to CCC securities within the sector helped performance. For the year the Caa component of the Lehman High Yield Index returned -0.13%, while the Ba and B components returned 1.75% and 3.12% respectively. As of 12/31/07, the series held 0% in Caa U.S. corporate securities, while the index had 19.96%.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or conditions and should not be relied on as investment advice.

Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

The value of mortgage-backed and other asset securities, including pass-through type securities and collateralized mortgage obligations (CMO’s) may fluctuate to a greater degree than other debt securities in response to interest rate changes.

The series’ use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the series to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the series to experience higher losses than series that do not use derivatives.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Multi-Sector Short Term Bond Series (continued)

Average Annual Total Return1 for periods ended 12/31/07

		Inception	Inception
	1 year	to 12/31/07	Date
Multi-Sector Short Term Bond Series	3.99%	4.22%	6/2/03
Lehman Brothers Aggregate Bond Index	6.97	3.96	6/2/03
Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index	5.31	3.40	6/2/03

Series expense ratios2: Gross: 0.88%; Net: 0.70%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 6/2/03. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Fund Investment Allocation as of 12/31/07*

Non-Agency Mortgage-Backed Securities	22%
Domestic Corporate Bonds	19
Foreign Government Securities	16
Foreign Corporate Bonds	9
Domestic Loan Agreements	9
Agency Mortgage-Backed Securities	8
Asset-Backed Securities	6
Other (includes short-term investments)	11

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Strategic Allocation Series

Product Manager Commentary

•	Phoenix Strategic Allocation Series (“Strategic Allocation”) Seeks high total return over an extended period of time consistent with prudent investment risk.

•

For the 12-month reporting period the Series returned 5.98%. For the same period, the S&P 500® Index, a broad-based equity index, returned 5.49% and the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index returned 6.97%. The Composite Index for Strategic Allocation Series, the Series’ style-specific benchmark, returned 6.22%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

The return of volatility was the key theme for the year. After posting new highs for the S&P 500 in early October, stocks turned lower on credit issues tied to subprime mortgages. The mortgages had been dissected and repackaged into securities held by large banks, brokers and insurance companies. When the low teaser rates on the mortgages reset, homeowners could no longer make their payments and the instruments defaulted. This resulted in a huge credit squeeze, causing the Fed to begin lowering interest rates in order to steer the economy away from falling into a recession. There were billion dollar write-downs of investments and several CEOs were fired. Also, affecting the markets was a rise in the price of crude oil and a sharp decline in the value of the U.S. dollar. Because of these issues, the United States equity markets posted mixed returns for the calendar year 2007.

The fund’s benchmark, the Standard & Poor’s 500, is a representative index for large capitalization stocks and it returned 5.49%. The small cap benchmark, Russell 2000, posted a loss of 1.57%. In terms of style indices, Value stocks returned less than Growth stocks for the fiscal year. The Russell 1000 Value Index had a slight loss of 0.17%, while the Russell 1000 Growth Index had a double-digit gain of 11.81%. With sub-par returns in broad-based U.S. indices, the real action was in overseas emerging markets stocks.

The MSCI Emerging Markets index posted a huge gain of 39.78%. We did not participate in this market because emerging foreign companies are not in our investment universe.

What factors affected the equity portion Series’ performance during its fiscal year?

•

Equity performance for the year was favorable. The Strategic Allocation Series stock portion of the portfolio returned 7.47% before taking into account fund expenses. The investment portfolio return was 198 basis points higher than the 5.49% total return for the fund’s benchmark, the Standard & Poor’s 500.

In relation to the benchmark index, the fund benefited the most from sector positioning in Financials, Consumer Discretionary and Health Care. Sector positioning in Information Technology, Consumer Staples and Materials had an adverse impact on the Series’ performance relative to its benchmark. The top five individual stock contributors were Exxon Mobil, Occidental Petroleum, Microsoft, AT&T and National Oilwell Varco. The bottom five contributors were Citigroup, Bank of America, Merrill Lynch, American International Group and Tyco.

How did the Fixed Income markets perform during the Series’ fiscal year?

•

The broad U.S. fixed income market, as represented by the Lehman Brothers Aggregate Bond Index returned 6.97% for the fiscal year ended December 31, 2007. In the first five meetings of the year the Fed kept the federal funds rate unchanged at 5.25%. On September 18, 2007, the Fed cut the federal funds rate by 0.50% to 4.75%, citing concerns that tightening credit conditions could potentially increase the strain on the housing market, eventually leading to lower than expected economic growth. The Fed proceeded to cut rates another 0.25% at each of its next two meetings on October 31 st and December 11th. Since the beginning of the year the yield curve has steepened, with rates declining across the curve.

•

The 1st half of 2007 can best be characterized as a low volatility, benign credit environment. It was in this atmosphere that non-treasury fixed income sectors outperformed. In stark contrast, the 2nd half of 2007 was extraordinarily volatile. This was primarily due to fear surrounding the subprime mortgage market and its resulting contagion. These fears caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. So significant was this flight to quality, that it caused treasuries to outperform almost all spread sectors, the exception being out-performance by some non-U.S. Dollar investments.

What factors affected the Series’ performance during its fiscal year?

•

The decision to maintain an underweight to U.S. Treasuries in favor of spread sectors was the largest detractor to performance for the fiscal year ended December 31, 2007. Treasuries outperformed as concerns over subprime sparked a flight to quality, causing spreads in many sectors to widen. This environment typically does not favor our style of investing, however, our ability to be tactical in our use of high quality substitutes for investment-grade corporates contributed positively to performance for the year. Among the series’ investment in spread sectors, the overweight to asset backed securities and corporate high yield detracted the most from performance. The asset-backed sector was pressured by the home equity sub-component, which suffered from weakness in the underlying collateral. The high-yield market weakened over increased concerns that tightening credit conditions could potentially increase the strain on the housing market, eventually leading to lower than expected economic growth.

•

The largest positive contributor to performance was the series’ exposure to non U.S. Dollar investments, which benefited from market expectations that the Federal Reserve would cut U.S. interest rates in 2007 and stronger growth outside of the United States. An additional positive contributor to the series’ performance was our issue selection within the investment grade corporate sector, which out-performed the Lehman U.S. Corporate Investment Grade Bond Index.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied on as investment advice.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Strategic Allocation Series (continued)

Portfolios that invest in high yield securities are subject to greater credit risk and price fluctuation than portfolios that invest in higher quality securities. The series’ use of derivatives such as futures, options and swap agreements to pursue the investment objectives may expose the series to additional risks that it would not be subject to if the investment options invested directly in the securities underlying those derivatives. These risks may cause the series to experience higher losses than series that do not use derivatives.

The economies of developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protagonist measures imposed or negotiated by the countries with which they trade.

Average Annual Total Return1 for periods ended 12/31/07

	1 year	5 years	10 years
Strategic Allocation Series	5.98%	9.38%	6.67%
S&P 500® Index	5.49	12.83	5.92
Lehman Brothers Aggregate Bond Index	6.97	4.42	5.97
Composite Index for Strategic Allocation Series	6.22	9.51	6.27

Series expense ratios2: Gross: 0.84%; Net: 0.83%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Domestic Common Stocks	57%
Non-Agency Mortgage-Backed Securities	12
Domestic Corporate Bonds	9
Agency Mortgage-Backed Securities	7
Foreign Corporate Bonds	3
Municipal Bonds	3
Asset-Backed Securities	3
Other (includes short-term investments)	6

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Aberdeen International Series

Product Manager Commentary

•	Phoenix-Aberdeen International Series (“Aberdeen International”) Seeks high total return consistent with reasonable risk.

•

For the 12-month reporting period the Series returned 14.94%. For the same period, the S&P 500® Index, a broad-based equity index, returned 5.49% and the MSCI EAFE® Index, the Series’ style-specific benchmark, returned 11.63%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

The majority of International equity markets posted positive returns in 2007, despite ending the year on a negative tone. The MSCI EAFE index had a total return of 11.63% for the year. U.S. investors benefited once again from the weakness of the U.S. Dollar against most foreign currencies, helping to boost overall returns.

•

Latin America was again the highest returning region, posting a return of 50.7%. Within Latin America, Brazil was a notable standout, achieving a return of 80% as it benefited from significant exposure to its rich natural resources within the commodities sector. Elsewhere in Emerging Markets, China and India also performed exceptionally well posting returns in excess of 50% each for the year.

•

In Continental Europe, equity market returns were boosted by a sharp rise in the Euro versus the U.S. Dollar while continued strong economic growth boosted corporate profits. Europe’s largest economy, Germany, was the single best performing market in the region, posting a U.S. Dollar return of 35.6%. Of the other major International markets Japan was the greatest disappointment, posting a negative return of 4.1% for the fiscal year under review.

•

Within sectors, financials fared worst as the fallout from the U.S. subprime crisis proved to be a major problem for Financial institutions globally rather than being solely confined to the U.S. financial market. The Materials and Energy sectors achieved high returns aided by continued upward momentum in the underlying prices of oil and other natural resources.

What factors affected the Series’ performance during its fiscal year?

•

The fund produced a return of 14.94% for 2007. The exposure to Emerging Markets had a positive contribution to performance with companies such as Petrobras in Brazil, ICICI Bank in India, and Grupo Asur in Mexico, producing very strong returns and comfortably outperforming the benchmark index. This was partly offset by disappointing negative returns from longterm holdings Samsung Electronics in South Korea and Taiwan Semiconductor in Taiwan. The two Chinese positions of Petrochina and China Mobile also contributed very strong returns during the year and profits were taken in October 2007 due to our concern over the very high valuation levels of Chinese equities.

•

Stock selection was strong within the United Kingdom (“UK”), as engineering company, Weir Group continued to perform robustly and British American Tobacco, Vodafone and food retailer William Morrison also posted solid returns. Within the Continental European holdings, strong showings from Belgacom and German companies Eon and Adidas, were partly offset by disappointments in Swedish telecommunications company Ericsson and Dutch financial giant ING Groep, where we sold our position in the second half of the year. Within the Japanese portion of the portfolio, a number of financial holdings suffered a knock on effect from the U.S. subprime crisis with banking giant MUFJ performing poorly as did leasing company Orix. Export giants Canon and Toyota also underperformed on fears of a U.S. economic slowdown and a rise in the Yen in the second half of the year.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information. The economies of developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protagonist measures imposed or negotiated by the countries with which they trade.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Aberdeen International Series (continued)

Average Annual Total Return1 for periods ended 12/31/07

	1 year	5 years	10 years
Aberdeen International Series	14.94%	22.56%	9.57%
S&P 500® Index	5.49	12.83	5.92
MSCI EAFE® Index	11.63	22.08	9.04

Series expense ratios2: Gross: 1.01%; Net: 1.01%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Country Weightings as of 12/31/07*

United Kingdom	20%
Japan	17
Germany	12
Switzerland	6
Italy	5
Hong Kong	5
Sweden	4
Other (includes short-term investments)	31

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Alger Small-Cap Growth Series

Product Manager Commentary

•	Phoenix -Alger Small-Cap Growth Series (“Alger Small-Cap Growth”) Seeks long-term capital growth.

•

For the 12-month reporting period the Series returned 16.10%. For the same period, the S&P 500® Index, a broad-based equity index, returned 5.49% and the Russell 2000® Growth Index, the Series’ style-specific benchmark, returned 7.05%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

Judging from the tenor of the news and the sentiment of investors, you would think that the markets this year were either down 10% or flat. Even with the bottom falling out of financial services stocks in the third and fourth quarters, however, the major indices were up for the year, some quite decently. The S&P 500 Stock Index was up 5.5% and the Dow Jones Industrial Average 8.9%. Large capitalization stocks performed better than their smaller cap brethren; the Russell 1000, a large cap index, was up 5.8%, while the smaller cap Russell 2000 Index posted a -1.6% decline. As a result of the problems in the Financial Services sector, value indices sharply underperformed growth counterparts. Because of the heavy weighting of banks, brokerage and insurance companies in the value indices, the Russell 3000 Value Index posted a loss of -1.0% while the broadly-based Russell 3000 Growth Index was up 11.4%. Within the small cap space, the disparity between growth and value was even greater as the Russell 2000 Value Index was down -9.8% and the Russell 2000 Growth Index was up 7.1%.

•

We continue to sound the theme that many U.S. growth companies are deeply immersed in a global economy that is showing signs of “decoupling” from the United States and expanding at a much more rapid pace. Those companies are seeing robust growth from places as diverse as Latin America, the Gulf region, and especially China. These regions have been a source of new markets and new business for many companies that trade on U.S. exchanges. Yet, many of those companies have not seen multiple expansion commensurate with that growth. They have done well but have not overshot this year. That’s why we believe they have potential for the year ahead.

What factors affected the Series’ performance during its fiscal year?

•

Over the fiscal year, relative to the Russell 2000 Growth Index, the Fund benefited from positive security selection in all ten sectors, with the greatest impact coming from the Industrials, Consumer Discretionary, Energy and Information Technology sectors. In terms of allocation, there were no significant contributors or detractors at the sector level. The top contributing securities were Petrobank Energy & Resources Ltd. (in the Energy sector), Synchronoss Technologies Inc. (Information Technology), priceline.com Inc. (Consumer Discretionary), Deckers Outdoor Corp. (Consumer Discretionary) and BE Aerospace Inc. (Industrials), while the top detractors were Coldwater Creek Inc. (Consumer Discretionary), InterNAP Network Services Corp. (Information Technology), HFF Inc. Class A (Financials), American Reprographics Co. (Industrials) and DSW Inc. Class A (Consumer Discretionary).

•

As of December 31, 2007, the portfolio remained well diversified, consisting of investments in more than 100 securities across 42 industries. The top five industries were: Biotechnology, Software, Oil Gas & Consumable Fuels, Machinery and Semiconductors & Semiconductor Equipment.

•

If we are correct in our view that big-picture statistics are of less and less use in steering investment decisions, then focusing on specific companies and specific business opportunities will become even more vital than ever. Already, many active investment managers (and growth managers in particular) who focus on fundamentals have outperformed their respective indices simply because they have the flexibility to focus on the strengths and avoid some of the weaker areas of the economy and the markets. Given how the year ahead appears to be shaping up, that will be just as important going forward as it has been in 2007.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

Investing in the securities of small and mid-sized companies involves risks, such as relatively low trading volumes, more price volatility and less liquidity than securities from larger, more established companies.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Alger Small-Cap Growth Series (continued)

Average Annual Total Return1 for periods ended 12/31/07

			Inception to 12/31/07	Inception Date
	1 year	5 years
Alger Small-Cap Growth Series	16.10%	20.23%	18.83%	8/12/02
S&P 500® Index	5.49	12.83	11.45	8/12/02
Russell 2000® Growth Index	7.05	16.50	15.41	8/12/02

Series expense ratios2: Gross: 1.27%; Net: 1.00%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 8/12/02. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Information Technology	26%
Health Care	19
Industrials	16
Consumer Discretionary	14
Energy	8
Financials	7
Materials	4
Other (includes short-term investments)	6

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Duff & Phelps Real Estate Securities Series

Product Manager Commentary

•	Phoenix-Duff & Phelps Real Estate Securities Series (“Duff & Phelps Real Estate Securities”) Seeks capital appreciation and income with approximately equal emphasis.

•

For the 12-month reporting period the Series returned -15.71%. For the same period, the S&P 500® Index, a broad-based equity index, returned 5.49% and the FTSE NAREIT Equity REITs Index, the Series’ style-specific benchmark, returned -15.69%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

After two years of highly liquid and accommodative debt markets, compressing risk premia across all investment classes and a wave of privatizations, both within the real estate world and the broader market, an environment of vulnerability was created. The ensuing subprime credit crisis triggered an increase in the cost of capital across all investment classes. The low IRRs (internal rate of return targets) implicit in private market transactions could no longer be supported.

•

The seven year run of positive fund flows and outperformance for REITs versus the broader market as of year-end 2006 was about to end on above average valuations, low implied cap rates and dividend yields well below the 90 basis point historical premium to the Ten-Year Treasury Bond.

•	REITs came under profit taking pressure as the credit crisis emerged.

•

Borrowing spreads increased rapidly across equity markets and the historically unavailable credit terms were removed (i.e., high loan-to-value advance rates used by the private real estate funds, interest only loans, and covenant light debt issuances, all of which had driven a significant compression in capitalization rates used to value net operating income of real estate).

•	In early July, after Hilton announced its sale to Blackstone, privatizations came to an abrupt halt as take over financing shut down.

•

The Street, which had been financing both debt and equity of privatizations in the broader market and within the REIT space, suddenly realized how much exposure of subprime paper and take over financing it had on its shelf. Write-downs ensued and are by no means complete.

•

By the start of 2008, REIT valuations had returned to attractive levels as measured by implied cap rates, material discounts to net asset values calculated with higher cap rates than those seen in the private real estate market, a dividend yield which had rapidly moved beyond the historical premium to the Ten-Year Treasury Bond, and average historical multiples.

What factors affected the Series’ performance during its fiscal year?

•

Once the environment changed and privatizations came to a halt, we were pleased to see the focus shift away from the next go-private rumor for REITs which would not have met our screens towards an environment better suited to our GARP style (focusing on cash flow growth at a reasonable price).

•

While we performed well against the benchmark both before and during the go-privatization period, as evidenced by our annual performance in 2005, 2006 and 2007, the unique window favored a “deep-value” or “NAV-centric” focus. A move away from go-privatizations helped us outperform the benchmark in all but one month in the second half of 2007.

•

Field research, including visits with REIT management at all levels, and regular property tours by all members of our team, remains the driver behind our stock selection. It’s been a hallmark of our process since we founded our REIT business and is even more critical in uncertain times.

•	We anticipate the portfolio we have constructed can deliver earnings and cash flow growth for ‘08 and ‘09 above the benchmark levels for reasonable prices.

•

Current consensus estimates call for our benchmark to deliver 5-6% growth in ‘08 and ‘09. Keep in mind ‘07 estimates actually ticked up slightly from the start to the end of the year, and ‘08 estimates stayed flat – low beta cash flow streams compared to the broader market.

•	We continue to emphasize secure, attractive and visible dividend yields and diversification of holdings.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied on as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Investing in REIT involves certain risks such as refinancing, changes in the value of properties REITs own, dependency on management skills, economic impact on the industry and risks similar to those linked to small-company investing.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Duff & Phelps Real Estate Securities Series (continued)

Average Annual Total Return1 for periods ended 12/31/07

	1 year	5 years	10 years
Duff & Phelps Real Estate Securities Series	-15.71%	19.88%	12.32%
S&P 500® Index	5.49	12.83	5.92
FTSE NAREIT Equity REITs Index	-15.69	18.17	10.48

Series expense ratios2: Gross: 1.02%; Net: 1.02%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07 and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Regional Malls	16%
Office	15
Shopping Centers	12
Health Care	12
Apartments	10
Industrial	10
Lodging/Resorts	7
Other (includes short-term investments)	18

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

S&P Dynamic Asset Allocation Series:

Aggressive Growth

Product Manager Commentary

•	Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth (“S&P Dynamic Asset Allocation: Aggressive Growth”) Seeks long-term capital growth.

•

For the 12-month reporting period the Series returned 8.45%. For the same period the S&P 500® Index, a broad-based equity index, returned 5.49%, and the Composite Index for Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth returned 6.70%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

Emerging equity markets turned in a stronger performance than their more developed counterparts during 2007 with the MSCI EM Latin America Index leading the way with nearly a 50% total return for the year. The MSCI AC Far East ex Japan Index posted a 33% gain, and the MSCI EM Europe, Middle East and Africa Index scored almost a 31% total return. At the other end of the spectrum, the S & P 500® Total Return Index gained a mere 5.5%, while the MSCI Japan Index plunged 4.1% and the MSCI Europe Index scored a much less impressive advance of 14.4% compared with the MSCI EMU Index equity market bloc – which posted a hefty 20.4% gain. Overall, the MSCI World excluding the U.S. Index advanced a respectable 12.9% for the year despite the second-half downturn instigated by the global credit crisis. (All returns are denominated in U.S. dollars.)

What factors affected the Series’ performance during its fiscal year?

•

A consistently firm exposure to international equities and a solid short-duration bias in fixed income allocations benefited the series’ performance the most; since international equities out-performed domestic U.S. stock markets and the flight to quality in the second half of 2007. The Fed’s reversion to an accommodative credit posture worked in favor of debt positions concentrated at the short-end of the U.S. Treasury yield curve.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or conditions and should not be relied on as investment advice.

Investing in sector funds or non-diversified funds may be more volatile than investing in broadly diversified funds, and may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

See Note 16 in the Notes to Financial Statements, in reference to a sub-advisory change.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

S&P Dynamic Asset Allocation Series:

Aggressive Growth (continued)

Average Annual Total Return1 for periods ended 12/31/07

		Inception	Inception
	1 year	to 12/31/07	Date
S&P Dynamic Asset Allocation Series: Aggressive Growth	8.45%	11.05%	2/3/06
S&P 500® Index	5.49	10.25	2/3/06
Composite Index for S&P Dynamic Asset Allocation Series: Aggressive Growth	6.70	11.10	2/3/06

Series expense ratios2: Gross: 1.98%; Net: 1.01%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 2/3/06. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Domestic Equity ETF’s	70%
International ETF’s	25
Fixed Income ETF’s	5

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

S&P Dynamic Asset Allocation Series: Growth

Product Manager Commentary

•

Phoenix-S&P Dynamic Asset Allocation Series: Growth (“Dynamic Asset Allocation Series: Growth”) Seeks long-term capital growth as its primary objective with current income as a secondary consideration.

•

For the 12-month reporting period the Series returned 8.33%. For the same period the S&P 500® Index, a broad-based equity index, returned 5.49%, and the Composite Index for Phoenix-S&P Dynamic Asset Allocation Series: Growth returned 6.80%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

Emerging equity markets turned in a stronger performance than their more developed counterparts during 2007 with the MSCI EM Latin America Index leading the way with nearly a 50% total return for the year. The MSCI AC Far East ex Japan Index posted a 33% gain, and the MSCI EM Europe, Middle East and Africa Index scored almost a 31% total return. At the other end of the spectrum, the S & P 500® Total Return Index gained a mere 5.5%, while the MSCI Japan Index plunged 4.1% and the MSCI Europe Index scored a much less impressive advance of 14.4% compared with the MSCI EMU Index equity market bloc – which posted a hefty 20.4% gain. Overall, the MSCI World excluding the U.S. Index advanced a respectable 12.9% for the year despite the second-half downturn instigated by the global credit crisis. (All returns are denominated in U.S. dollars.)

What factors affected the Series’ performance during its fiscal year?

•

A consistently firm exposure to international equities and a solid short-duration bias in fixed income allocations benefited the series’ performance the most; since international equities out-performed domestic U.S. stock markets and the flight to quality in the second half of 2007. The Fed’s reversion to an accommodative credit posture worked in favor of debt positions concentrated at the short-end of the U.S. Treasury yield curve.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or conditions and should not be relied on as investment advice.

Investing in sector funds or non-diversified funds may be more volatile than investing in broadly diversified funds, and may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

See Note 16 in the Notes to Financial Statements, in reference to a sub-advisory change.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

S&P Dynamic Asset Allocation Series:

Growth (continued)

Average Annual Total Return1 for periods ended 12/31/07

		Inception	Inception
	1 year	to 12/31/07	Date
S&P Dynamic Asset Allocation Series: Growth	8.33%	9.62%	2/3/06
S&P 500® Index	5.49	10.25	2/3/06
Composite Index for S&P Dynamic Asset Allocation Series: Growth	6.80	10.03	2/3/06

Series expense ratios2: Gross: 1.72%; Net: 0.84%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 2/3/06. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Domestic Equity ETF’s	50%
Fixed Income ETF’s	30
International ETF’s	19
Other (includes short-term investments)	1

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

S&P Dynamic Asset Allocation Series: Moderate

Product Manager Commentary

•	Phoenix-S&P Dynamic Asset Allocation Series: Moderate (“ S&P Dynamic Asset Allocation Series: Moderate”) Seeks current income with capital growth as a secondary consideration.

•

For the 12-month reporting period the Series returned 7.98%. For the same period the S&P 500® Index, a broad-based equity index, returned 5.49%, and the Composite Index for Phoenix-S&P Dynamic Asset Allocation Series: Moderate returned 6.89%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

Emerging equity markets turned in a stronger performance than their more developed counterparts during 2007 with the MSCI EM Latin America Index leading the way with nearly a 50% total return for the year. The MSCI AC Far East ex Japan Index posted a 33% gain, and the MSCI EM Europe, Middle East and Africa Index scored almost a 31% total return. At the other end of the spectrum, the S & P 500® Total Return Index gained a mere 5.5%, while the MSCI Japan Index plunged 4.1% and the MSCI Europe Index scored a much less impressive advance of 14.4% compared with the MSCI EMU Index equity market bloc – which posted a hefty 20.4% gain. Overall, the MSCI World excluding the U.S. Index advanced a respectable 12.9% for the year despite the second-half downturn instigated by the global credit crisis. (All returns are denominated in U.S. dollars.)

What factors affected the Series’ performance during its fiscal year?

•

A consistently firm exposure to international equities and a solid short-duration bias in fixed income allocations benefited the series’ performance the most; since international equities out-performed domestic (U.S.) stock markets and the flight to quality in the second half of 2007. The Fed’s reversion to an accommodative credit posture worked in favor of debt positions concentrated at the short-end of the U.S. Treasury yield curve.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or conditions and should not be relied on as investment advice.

Investing in sector funds or non-diversified funds may be more volatile than investing in broadly diversified funds, and may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

See Note 16 in the Notes to Financial Statements, in reference to a sub-advisory change.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

S&P Dynamic Asset Allocation Series:

Moderate (continued)

Average Annual Total Return1 for periods ended 12/31/07

		Inception	Inception
	1 year	to 12/31/07	Date
S&P Dynamic Asset Allocation Series: Moderate	7.98%	7.17%	2/3/06
S&P 500® Index	5.49	10.25	2/3/06
Composite Index for S&P Dynamic Asset Allocation Series: Moderate	6.89	7.85	2/3/06

Series expense ratios: Gross: 3.29%; Net: 0.89%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 2/3/06. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Fixed Income ETF’s	70%
Domestic Equity ETF’s	20
International ETF’s	10

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

S&P Dynamic Asset Allocation Series:

Moderate Growth

Product Manager Commentary

•

Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth (“ S&P Dynamic Asset Allocation Series: Moderate Growth”) Seeks long-term capital growth and current income with a greater emphasis on capital growth.

•

For the 12-month reporting period the Series returned 8.50%. For the same period the S&P 500® Index, a broad-based equity index, returned 5.49%, and the Composite Index for Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth returned 6.83%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

Emerging equity markets turned in a stronger performance than their more developed counterparts during 2007 with the MSCI EM Latin America Total Returns Index leading the way with nearly a 50% total return for the year. The MSCI EM Far East ex Japan excluding Japan Total Return Index posted a 33% gain, and the MSCI EM Europe, Middle East and Africa Index scored almost a 31% total return. At the other end of the spectrum, the S & P 500® Total Return Index gained a mere 5.5%, while the MSCI Japan Index plunged 4.1% and the MSCI Europe Total Return Index scored a much less impressive advance of 14.4% compared with the MSCI EMU Index equity market bloc – which posted a hefty 20.4% gain. Overall, the MSCI World excluding the U.S. Index advanced a respectable 12.9% for the year despite the second-half downturn instigated by the global credit crisis. (All returns are denominated in U.S. dollars.)

What factors affected the Series’ performance during its fiscal year?

•

A consistently firm exposure to international equities and a solid short-duration bias in fixed income allocations benefited the series’ performance the most; since international equities outperformed domestic U.S. stock markets and the flight to quality in the second half of 2007. The Fed’s reversion to an accommodative credit posture worked in favor of debt positions concentrated at the short-end of the U.S. Treasury yield curve.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or conditions and should not be relied on as investment advice.

Investing in sector funds or non-diversified funds may be more volatile than investing in broadly diversified funds, and may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

See Note 16 in the Notes to Financial Statements, in reference to a sub-advisory change.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

S&P Dynamic Asset Allocation Series:

Moderate Growth (continued)

Average Annual Total Return1 for periods ended 12/31/07

		Inception to 12/31/07	Inception Date
	1 year
S&P Dynamic Asset Allocation Series: Moderate Growth	8.50%	9.08%	2/3/06
S&P 500® Index	5.49	10.25	2/3/06
Composite Index for S&P Dynamic Asset Allocation Series: Moderate Growth	6.83	9.28	2/3/06

Series expense ratios2: Gross: 2.14%; Net: 0.85%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 2/3/06. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Fixed Income ETF’s	45%
Domestic Equity ETF’s	40
International ETF’s	15

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Sanford Bernstein Mid-Cap Value Series

Product Manager Commentary

•	Phoenix-Sanford Bernstein Mid-Cap Value Series (“Sanford Bernstein Mid-Cap Value”) Seeks long-term capital appreciation. Current income is a secondary investment objective.

•

For the 12-month reporting period the Series returned 2.00%. For the same period, the S&P 500® Index, a broad-based equity index, returned 5.49% and the Russell 2500TM Value Index, the Series’ style-specific benchmark, returned -7.27%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

The past year was a transitional one in many ways in the market for small and mid-capitalization stocks. After a five-year period of strong earnings growth relative to larger companies, in 2007 earnings for these companies suffered a sharp compression and ended the year at or below growth rates for larger stocks. This shift caused investors, who had viewed the more robust earnings as a basis for investing in the smallest riskiest stocks in the sector, to question those judgments and the high multiples that they had awarded those stocks. Further, with increased scarcity of sustainable earnings, the markets rediscovered quality. The result was companies with measures of corporate success such as trailing profitability dramatically outperformed those with stronger value characteristics. Not surprisingly, in this environment larger companies outperformed smaller ones and growth outperformed value.

•

Exacerbating this shift was the renewed volatility seen in the markets in the second half of the year. Investors became increasingly uncertain about the size and scope of the subprime contagion and stocks with perceived exposure to housing or consumer spending were sharply marked down. Sectors with perceived safety such as consumer staples and utilities outperformed while more economically sensitive sectors such as transports and consumer cyclicals underperformed. The more domestic focus of Small- and Mid-Caps was also a headwind in this period as they gained less from the recent boom in U.S. exports and will continue to be more vulnerable to the housing-led U.S. economic slowdown or downturn, if one occurs.

What factors affected the Series’ performance during its fiscal year?

•	Our Portfolio’s 2.00% performance outperformed the Russell 2500 Value Index which was down 7.3%.

•

Strong stock selection in the Utilities, Consumer Cyclicals and Energy sectors. The Portfolio also received a boost from its significant underweight in Financials, especially those with more direct exposure to the subprime contagion. We saw further benefit from overweight positions in the industrial resource and capital equipment sectors. With increased concerns about U.S. economic growth, companies in these sectors were bolstered by their relatively greater exposure to foreign markets, where revenues and profits remain robust. Specific stocks that outperformed include Hess, AGCO, Steel Dynamics, SPX Corp and Enersys.

•

The biggest detractor from performance for the year was our stock selection within the Consumer Growth sector where investors bid down shares of companies over fears of a slowdown in U.S. consumer spending. An underweight in Utilities hurt performance as investors bid the sector up, drawn to its defensive characteristics in a period of economic uncertainty. Specific stocks that underperformed include Avis Budget Group, TRW Automotive, Central Pacific Financial, Terex and Quebecor World.

•

In spite of significant earnings disappointments in 2007, consensus forecasts for 2008 appear to assume that small-capitalization stocks will regain their recent earnings growth edge vs. large-capitalization stocks. We continue to believe that for smaller stocks as a whole, earnings expectations for 2008 remain too optimistic, valuations too high, and valuation spreads between stocks too narrow.

•

Small- and Mid-Capitalization stocks continue to trade too much as a group, without regard for fundamentals, despite greater performance differentials in the last year. In 2007, stocks with greater overseas revenues did markedly better than those that were mostly domestic, and stocks reliant on the U.S. housing sector dramatically underperformed.

•

Thus, our Portfolio stance remains largely unchanged. We continue to emphasize companies with strong historical returns and current success at attractive valuations. These companies have benefited from breadth in their revenue streams, generating a higher share from international markets than the universe as a whole. On average, they also tend to be larger. Thus, we expect our average market capitalization to be larger than the benchmark for some time to come.

•

Recent market distress, however, is beginning to create some new opportunities. While our fundamental and quantitative research suggests caution, in a few instances the return potential appears sufficiently compelling to justify the risk. In particular, our research suggests that a few companies with a high degree of exposure to the U.S. economy—such as those that make and sell high-priced discretionary consumer products—have traded down too far and thus offer attractive investment opportunities.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or conditions and should not be relied on as investment advice.

Mid-cap stocks are more volatile and may be less liquid than large-cap stocks.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Sanford Bernstein Mid-Cap Value Series (continued)

Average Annual Total Return1 for periods ended 12/31/07

	1 year	5 years	Inception to 12/31/07	Inception Date
Sanford Bernstein Mid-Cap Value Series	2.00%	16.47%	8.55%	3/2/98
S&P 500® Index	5.49	12.83	5.18	3/2/98
Russell 2500TM Value Index	-7.27	16.17	9.33	3/2/98

Series expense ratios2: Gross: 1.33%; Net: 1.31%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07 and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Industrials	23%
Financials	20
Materials	14
Consumer Staples	8
Information Technology	8
Utilities	7
Consumer Discretionary	6
Other (includes short-term investments)	14

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Sanford Bernstein Small-Cap Value Series

Product Manager Commentary

•

Phoenix-Sanford Bernstein Small-Cap Value Series (“ Sanford Bernstein Small-Cap Value”) Seeks long-term capital appreciation by investing primarily in small capitalization stocks that appear to be under valued. Current income is a secondary investment objective.

•

For the 12-month reporting period the Series returned -2.10%. For the same period, the S&P 500® Index, a broad-based equity index, returned 5.49% and the Russell 2000® Value Index, the Series’ style-specific benchmark, returned -9.78%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

The past year was a transitional one in many ways in the market for smaller cap stocks. After a five-year period of stronger earnings growth for small-cap stocks, in 2007 Small-Caps’ earnings growth suffered a sharp compression and ended the year at or below growth rates for larger stocks. This shift caused investors, who had viewed the more robust earnings as a basis for investing in the smallest riskiest stocks in the sector, to question those judgments and the high multiples that they had awarded those stocks. Further, with increased scarcity of sustainable earnings, the markets rediscovered quality. The result was companies with measures of corporate success such as trailing profitability dramatically outperformed those with stronger value characteristics. Not surprisingly, in this environment larger companies outperformed smaller ones and growth outperformed value.

•

Exacerbating this shift was the renewed volatility seen in the markets in the second half of the year. Investors became increasingly uncertain about the size and scope of the subprime contagion and stocks with perceived exposure to housing or consumer spending were sharply marked down. Sectors with perceived safety such as consumer staples and utilities outperformed while more economically sensitive sectors such as transports and consumer cyclicals underperformed. The more domestic focus of small-caps was also a headwind in this period as they gained less from the recent boom in U.S. exports and will continue to be more vulnerable to the housing-led U.S. economic slowdown or downturn, if one occurs.

•

For the year 2007, our Portfolio returned -0.8%, before fees, strongly outperforming both its benchmark the Russell 2000 Value Index, which was down -9.8%, and the Russell 2000 Index which was down -1.6%.

•

Strong stock selection was an important contributor to our premium. It was spread over a number of sectors but was more prevalent in financials, capital equipment and industrial resources. In financials, the portfolio benefited from our underweight of companies most directly exposed to the issues in the subprime markets. For industrial resources and capital equipment, the portfolio’s holdings benefited from high exposure to international markets where economic growth was perceived to be more sustainable. Overweighted positions in industrial resources and capital equipment were also strong drivers of performance, as was underweighting financials. Specific stocks that contributed to performance include Columbus McKinnon, Steel Dynamics, Commscope, Enersys and Zoran.

•

The biggest detractor from performance for the year was our stock selection in transportation where concerns over the impact of higher fuel costs and a slowdown in the economy hurt some of our holdings. Technology stock selection was also a detractor. Underweight positions in the utilities and energy sectors also negatively impacted performance. Specific stocks that underperformed include Avis Budget, Central Pacific Financial, Shoe Carnival, Quebecor World and CTS Corp.

•

In spite of significant earnings disappointments in 2007, consensus forecasts for 2008 appear to assume that small-capitalization stocks will regain their recent earnings growth edge vs. Large-Capitalization stocks. We continue to believe that for smaller stocks as a whole, earnings expectations for 2008 remain too optimistic, valuations too high, and valuation spreads between stocks too narrow.

•

Small-Capitalization stocks continue to trade too much as a group, without regard for fundamentals, despite greater performance differentials in the last year. In 2007, stocks with greater overseas revenues did markedly better than those that were mostly domestic, and stocks reliant on the U.S. housing sector dramatically underperformed.

•

Thus, our Portfolio stance remains largely unchanged. We continue to emphasize companies with strong historical returns and current success at attractive valuations. These companies have benefited from breadth in their revenue steams, generating a higher share from international markets than the universe as a whole. On average, they also tend to be larger. Thus, we expect our average market capitalization to be larger than the benchmark for some time to come.

•

Recent market distress, however, is beginning to create some new opportunities. While our fundamental and quantitative research suggests caution, in a few instances the return potential appears sufficiently compelling to justify the risk. In particular, our research suggests that a few companies with a high degree of exposure to the U.S. economy—such as those that make and sell high-priced discretionary consumer products—have traded down too far and thus offer attractive investment opportunities.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or conditions and should not be relied on as investment advice.

Small-Cap investing includes the risk of greater price volatility, less liquidity and increased competitive threat.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Sanford Bernstein Small-Cap Value Series (continued)

Average Annual Total Return1 for periods ended 12/31/07

			Inception to 12/31/07	Inception Date
	1 year	5 years
Sanford Bernstein Small-Cap Value Series	-2.10%	16.73%	13.37%	11/20/00
S&P 500® Index	5.49	12.83	3.02	11/20/00
Russell 2000® Value Index	-9.78	15.80	12.43	11/20/00

Series expense ratios2: Gross: 1.35%; Net: 1.30%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 10/20/00. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Industrials	25%
Financials	22
Materials	15
Health Care	9
Consumer Discretionary	8
Information Technology	7
Consumer Staples	7
Other (includes short-term investments)	6

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Van Kampen Comstock Series

Product Manager Commentary

•	Phoenix-Van Kampen Comstock Series (“ Van Kampen Comstock”) Seeks long-term capital appreciation. The Series has a secondary investment objective to seek current income.

•

For the 12-month reporting period the Series returned -2.22%. For the same period, the S&P 500® Index, a broad-based equity index, returned 5.49% and the Russell 1000® Value Index, the Series’ style-specific benchmark, returned -0.17%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

Despite the strong performance of the broad stock market in the first half of the year, rising uncertainties about the economy dampened performance in the second half of the year. Investors worried about how well the U.S. economy would weather ever-higher oil prices, a weakening housing market and slackening consumer spending, as well as the effects of an economic slowdown on corporate profitability. Against this backdrop, the broad market (as measured by the S&P 500 Index) had a small gain of 5.49%, while large cap value stocks lagged with a return of -0.17% (as measured by the Russell 1000 Value Index) for the period.

•

In the 12-month period, stocks experienced several periods of significant volatility, such as in July and October-November, in which investors briefly rotated away from cyclical areas of the market (those with greater economic sensitivity such as materials and energy) that have driven performance for the past several years. During these periods of volatility, the Portfolio’s holdings of undervalued stocks performed relatively well, as we would expect the Portfolio to do in this type of environment. Because of our emphasis on stocks with reasonable valuations relative to our assessment of fair value, the Portfolio had no exposure to the richly valued cyclical stocks, which therefore minimized some of the damage to the Portfolio caused by these sharp downdrafts.

What factors affected the Series’ performance during its fiscal year?

•

The primary detractor from performance relative to both indexes was the Portfolio’s lack of exposure to the energy sector. Within both indexes, energy was the best-performing sector for the period as oil prices continued to soar. However, we believe energy stock valuations are too expensive based on our strict risk-reward criteria.

•

Relative to the S&P 500® Index, an overweight allocation in the financials sector further dampened relative performance, as the sector was among the weakest performing groups in the index during the period. The health care sector was another area of relative weakness. Two pharmaceutical holdings declined after the FDA did not approve their late-stage drugs. Conversely, stock selection and a resulting overweight allocation in the consumer staples sector were chief contributors to positive relative performance during the period. Stock selection in the telecommunication services sector also added to relative performance.

•

Relative to the Russell 1000® Value Index, other notable detractors from performance were the utilities and industrials sectors. The Portfolio had minimal utilities stocks, given their expensive valuations, and the sector performed well owing to high energy prices. The Portfolio also had minimal exposure to the industrials sector, which benefited from strong economic growth over the past several years. However, the Portfolio’s largest positive contribution came from our stock selection and the resulting underweight allocation in the financials sector. Within the sector, the Portfolio owned holdings in banks, brokerages, insurers, and government sponsored enterprises. Strong stock selection and a resulting overweight position in the consumer staples sector also bolstered the Portfolio’s relative performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or conditions and should not be relied on as investment advice.

Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

The economies of developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protagonist measures imposed or negotiated by the countries with which they trade.

The series’ use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the series to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the series to experience higher losses than series that do not use derivatives.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Van Kampen Comstock Series (continued)

Average Annual Total Return1 for periods ended 12/31/07

	1 year	5 years	Inception to 12/31/07	Inception Date
Van Kampen Comstock Series	-2.22%	11.76%	7.48%	3/2/98
S&P 500® Index	5.49	12.83	5.18	3/2/98
Russell 1000® Value Index	-0.17	14.63	7.23	3/2/98

Series expense ratios2: Gross: 1.00%; Net: 0.95%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07 and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Financials	26%
Consumer Staples	19
Health Care	17
Consumer Discretionary	12
Materials	8
Information Technology	6
Telecommunication Services	5
Other (includes short-term investments)	7

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Van Kampen Equity 500 Index Series

Product Manager Commentary

•	Phoenix-Van Kampen Equity 500 Index Series (“ Van Kampen Equity 500 Index”) Seeks high total return.

•	For the 12-month reporting period the Series returned 4.87%. For the same period, the S&P 500® Index, a broad-based equity index, returned 5.49%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the Equity markets perform during the Series’ fiscal year?

•

The S&P 500® Index returned a moderate gain of 5.49% for the year ended December 31, 2007. Stock price volatility was much more pronounced in 2007 than it had been over the past several years, largely driven by investor uncertainty as to the short- and long-term impacts of the subprime mortgage market’s troubles on the broader economy. In the first quarter, investors took notice of distress signs in the subprime market, which fueled stock price turbulence in March. Yet, corporate profits stayed positive and economic data was generally favorably, contributing to the belief that the effect of the subprime event would be contained.

•

However, by the third quarter, subprime troubles spilled into the credit market and the broader economy. A tightening in credit standards, mortgage lender bankruptcies and hedge fund implosions were followed by multi-billion dollar losses reported at several large financial institutions in the fourth quarter. At the same time, a cross current of unfavorable data buffeted the market, indicating a languishing housing market, declining consumer spending, rising oil prices and negative year-over-year corporate profit growth.

•

A series of reductions to both the discount rate and the target federal funds rate from the Federal Reserve (the “Fed”) helped financial markets regain their footing at several points in the third and fourth quarters. In fact, the S&P 500 Index reached a record high early in the fourth quarter. However, skepticism quickly returned as investors worried that the Fed’s ability to steer the economy away from recession would be limited by potentially rising inflation. Fourth quarter corporate earnings expectations were dismal, with only the largest multi-national companies expected to generate growth through their exposure to international markets.

What factors affected the Series’ performance during its fiscal year?

•

Within the S&P 500 Index and therefore the Fund, eight of the ten sectors had positive absolute performance during the period, led by energy. Rising energy prices in 2007 continued to provide a favorable backdrop for energy companies to generate significant earnings. The materials sector also performed very well, benefiting from a strong global economic backdrop and robust demand for materials, particularly in China and India. The utilities sector also placed within the top three performing sectors, as utilities companies garnered considerable pricing power from the rising energy price environment.

•

The two negative returning sectors in the Index and Fund were consumer discretionary and financials. Investors generally avoided consumer-related stocks as a weakening housing market, high energy prices and tightening credit standards did not bode well for consumers’ ability to spend. Such fears were validated by declining consumer confidence and retail sales data in the second half of 2007 and disappointing receipts from the holiday shopping season.

•

Because the S&P 500 Index is market capitalization weighted (and that the Fund seeks to replicate the performance attributes of the S&P 500 Index before Fund fees), the overall contribution of each sector was influenced by its relative size within the S&P 500 Index and the Fund portfolio. As such, the sectors that contributed most to the Fund’s return were energy and technology, while financials and consumer discretionary were the largest detractors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or conditions and should not be relied on as investment advice.

Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

Van Kampen Equity 500 Index Series (continued)

Average Annual Total Return1 for periods ended 12/31/07

	1 year	5 years	10 years
Van Kampen Equity 500 Index Series	4.87%	11.48%	4.84%
S&P 500® Index	5.49	12.83	5.92

Series expense ratios2: Gross: 0.77%; Net: 0.63%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Please visit PhoenixWM.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]

The expense ratio(s) of the Series, both net and gross are set forth according to the prospectus for the Series effective 5/1/07, and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses: Expenses reduced by a contractual waiver in effect through 4/30/08. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

Sector Weightings as of 12/31/07*

Financials	17%
Information Technology	17
Energy	13
Health Care	12
Industrials	11
Consumer Staples	10
Consumer Discretionary	8
Other (includes short-term investments)	12

*	% of total investments as of December 31, 2007.

For information regarding the indexes and certain investment terms see the glossary starting on page 2.

PHOENIX CAPITAL GROWTH SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)
DOMESTIC COMMON STOCKS—95.8%
Aerospace & Defense—5.7%
Boeing Co. (The)	6,336	$554
Goodrich Corp.	123,800	8,742
Lockheed Martin Corp.	90,700	9,547
Precision Castparts Corp.	19,850	2,753
United Technologies Corp.	13,552	1,037

		22,633

Airlines—0.8%
Continental Airlines, Inc. Class B(b)(d)	139,450	3,103

Application Software—1.0%
Autodesk, Inc.(b)	76,900	3,827

Asset Management & Custody Banks—0.9%
Janus Capital Group, Inc.(d)	109,950	3,612

Biotechnology—3.5%
Amgen, Inc.(b)	6,161	286
Gilead Sciences, Inc.(b)	302,564	13,921

		14,207

Commodity Chemicals—0.9%
Celanese Corp. Series A	88,600	3,750

Communications Equipment—3.5%
Cisco Systems, Inc.(b)	498,646	13,498
QUALCOMM, Inc.	15,745	620

		14,118

Computer Hardware—7.9%
Apple, Inc.(b)	78,000	15,450
Dell, Inc.(b)	253,700	6,218
Hewlett-Packard Co.	138,366	6,985
International Business Machines Corp.	26,100	2,822

		31,475

Computer Storage & Peripherals—1.5%
EMC Corp.(b)	330,650	6,127

Construction & Farm Machinery &
Heavy Trucks—1.7%
Cummins, Inc.	23,950	3,050
Deere & Co.	42,500	3,958

		7,008

Distillers & Vintners—1.0%
Constellation Brands, Inc. Class A(b)	163,450	3,864

Diversified Metals & Mining—3.2%
Freeport-McMoRan Copper & Gold, Inc. (Indonesia)(c)	123,800	12,682

Electrical Components & Equipment—0.2%
Emerson Electric Co.	15,274	865

Environmental & Facilities Services—2.5%
Allied Waste Industries, Inc.(b)(d)	890,850	9,817

Food Retail—0.6%
Kroger Co. (The)	91,950	2,456

Footwear—0.7%
NIKE, Inc. Class B	42,550	2,733

Health Care Equipment—1.0%
Baxter International, Inc.	69,400	4,029

Health Care Services—2.4%
Express Scripts, Inc.(b)	131,800	9,621

Household Products—2.4%
Colgate-Palmolive Co.	84,731	6,606
Energizer Holdings, Inc.(b)(d)	26,350	2,954

		9,560

Independent Power Producers & Energy Traders—2.2%
AES Corp. (The)	128,300	2,744
NRG Energy, Inc.(b)(d)	141,600	6,137

		8,881

Industrial Conglomerates—0.8%
General Electric Co.	89,300	3,310

Integrated Oil & Gas—3.2%
Exxon Mobil Corp.	98,400	9,219
Occidental Petroleum Corp.	44,800	3,449

		12,668

Internet Retail—1.6%
Amazon.com, Inc.(b)	34,100	3,159
Expedia, Inc.(b)(d)	98,850	3,126

		6,285

Internet Software & Services—1.6%
eBay, Inc.(b)	160,750	5,335
Google, Inc. Class A(b)	1,400	968

		6,303

Investment Banking & Brokerage—1.0%
Goldman Sachs Group, Inc. (The)	5,100	1,097
Morgan Stanley	56,920	3,023

		4,120

Life Sciences Tools & Services—2.2%
Invitrogen Corp.(b)	54,050	5,049
Waters Corp.(b)	46,450	3,673

		8,722

Managed Health Care—3.9%
Aetna, Inc.	52,900	3,054
CIGNA Corp.	46,150	2,480
Health Net, Inc.(b)	16,589	801
Humana, Inc.(b)	82,450	6,209
UnitedHealth Group, Inc.	51,550	3,000

		15,544

Metal & Glass Containers—2.1%
Owens-Illinois, Inc.(b)	168,350	8,333

Movies & Entertainment—3.6%
News Corp. Class A	37,792	774
Regal Entertainment Group Class A(d)	351,750	6,356
Walt Disney Co. (The)	227,600	7,347

		14,477

Oil & Gas Equipment & Services—4.1%
Baker Hughes, Inc.	10,515	853
BJ Services Co.(d)	15,747	382
Global Industries Ltd.(b)	218,650	4,683
Halliburton Co.	63,250	2,398
National Oilwell Varco, Inc.(b)	112,000	8,228

		16,544

Oil & Gas Refining & Marketing—2.1%
Frontier Oil Corp.	124,950	5,070
Valero Energy Corp.	49,200	3,446

		8,516

Pharmaceuticals—5.8%
Abbott Laboratories	6,212	349
Johnson & Johnson	6,954	464
Merck & Co., Inc.	164,700	9,571
Schering-Plough Corp.	146,150	3,893
Watson Pharmaceuticals, Inc.(b)	303,900	8,248
Wyeth	13,718	606

		23,131

Property & Casualty Insurance—1.4%
Berkley (W.R.) Corp.	194,300	5,792

Railroads—0.7%
Burlington Northern
Santa Fe Corp.	5,417	451
Norfolk Southern Corp.	46,150	2,328

		2,779

See Notes to Financial Statements

PHOENIX CAPITAL GROWTH SERIES

	SHARES	VALUE (000)
Restaurants—1.1%
Yum! Brands, Inc.	119,700	$4,581

Semiconductor Equipment—2.8%
Applied Materials, Inc.	526,800	9,356
Lam Research Corp.(b)	46,200	1,997

		11,353

Semiconductors—2.4%
Intel Corp.	250,550	6,680
NVIDIA Corp.(b)	85,650	2,914

		9,594

Soft Drinks—2.4%
Pepsi Bottling Group, Inc. (The)	233,900	9,230
PepsiCo, Inc.	7,139	542

		9,772

Specialized Finance—0.8%
Nasdaq Stock Market, Inc. (The)(b)(d)	66,200	3,276

Specialty Chemicals—0.8%
Sigma-Aldrich Corp.	57,450	3,137

Specialty Stores—0.1%
PetSmart, Inc.	20,256	477

Systems Software—7.7%
Microsoft Corp.	418,479	14,898
Oracle Corp.(b)	714,500	16,133

		31,031

Total Domestic Common Stocks
(Identified Cost $313,730)		384,113

FOREIGN COMMON STOCKS(c) —2.9%
Communications Equipment—2.9%
Nokia Oyj Sponsored ADR (Finland)	146,000	5,605
Research In Motion Ltd. (Canada)(b)	52,700	5,976

Total Foreign Common Stocks
(Identified Cost $11,398)		11,581

TOTAL LONG TERM INVESTMENTS—98.7%
(Identified cost $325,128)		395,694

SHORT-TERM INVESTMENTS—7.8%
Money Market Mutual Funds—6.5%
State Street Navigator Prime Plus (4.88% seven-day effective yield)(e)	25,979,590	25,980

	PAR VALUE (000)
Commercial Paper(f)—1.3%
Nicor, Inc.
4.000% due 1/2/08	$5,125	5,124

Total Short-Term Investments
(Identified Cost $31,104)		31,104

TOTAL INVESTMENTS—106.5%
(Identified Cost $356,232)		426,798	(a)
Other assets and liabilities, net—(6.5)%		(26,186)

NET ASSETS—100.0%		$400,612

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $78,466 and gross depreciation of $10,131 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $358,463.

(b)	Non-income producing.
(c)

A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G “Foreign security country determination” in the Notes to Financial Statements.

(d)	All or a portion of security is on loan.
(e)	Represents security purchased with cash collateral received for securities on loan.
(f)	The rate shown is the discount rate.

See Notes to Financial Statements

PHOENIX GROWTH AND INCOME SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)
DOMESTIC COMMON STOCKS—97.7%
Aerospace & Defense—5.2%
Boeing Co. (The)	20,100	$1,758
General Dynamics Corp.	5,200	463
Honeywell International, Inc.	16,800	1,034
Lockheed Martin Corp.	13,000	1,368
Northrop Grumman Corp.	8,400	661
Raytheon Co.	9,100	552
United Technologies Corp.	31,300	2,396

		8,232

Air Freight & Logistics—0.2%
United Parcel Service, Inc. Class B	5,200	368

Airlines—0.1%
AMR Corp.(b)	10,600	149
Continental Airlines, Inc. Class B(b)	3,800	84

		233

Apparel Retail—0.5%
Aeropostale, Inc.(b)	7,000	186
Gap, Inc. (The)	23,700	504
Men’s Wearhouse, Inc. (The)	4,500	121

		811

Apparel, Accessories & Luxury Goods—0.2%
VF Corp.	5,700	391

Application Software—0.2%
Aspen Technology, Inc.(b)	16,900	274

Asset Management & Custody Banks—3.4%
Ameriprise Financial, Inc.	4,100	226
Bank of New York Mellon Corp. (The)	25,315	1,235
Federated Investors, Inc. Class B	8,800	362
Franklin Resources, Inc.	5,700	652
Legg Mason, Inc.	6,600	483
Northern Trust Corp.	10,600	812
SEI Investments Co.	12,600	405
State Street Corp.	15,200	1,234

		5,409

Auto Parts & Equipment—0.4%
American Axle & Manufacturing Holdings, Inc.	5,400	100
Lear Corp.(b)	17,200	476

		576

Automobile Manufacturers—0.1%
Thor Industries, Inc.	5,000	190

Biotechnology—0.6%
Cephalon, Inc.(b)	1,900	137
OSI Pharmaceuticals, Inc.(b)	17,900	868

		1,005

Brewers—0.7%
Anheuser-Busch Cos., Inc.	20,400	1,068

Broadcasting & Cable TV—0.6%
CBS Corp. Class B	35,500	967

Building Products—0.2%
Masco Corp.	15,700	339

Coal & Consumable Fuels—0.4%
Massey Energy Co.	18,500	661

Commercial Printing—0.3%
RR Donnelley & Sons Co.	12,700	479

Communications Equipment—1.8%
Cisco Systems, Inc.(b)	102,800	2,783

Computer & Electronics Retail—0.1%
RadioShack Corp.	12,100	204

Computer Hardware—3.9%
Hewlett-Packard Co.	52,700	2,660
International Business Machines Corp.	32,400	3,503
NCR Corp.(b)	3,300	83

		6,246

Computer Storage & Peripherals—0.4%
Emulex Corp.(b)	18,500	302
Network Appliance, Inc.(b)	10,300	257
QLogic Corp.(b)	10,300	146

		705

Construction & Engineering—0.1%
Perini Corp.(b)	1,800	75

Construction & Farm Machinery & Heavy Trucks—0.7%
AGCO Corp.(b)	7,600	517
Cummins, Inc.	1,200	153
Toro Co. (The)	7,300	397

		1,067

Data Processing & Outsourced Services—1.4%
Automatic Data Processing, Inc.	15,000	668
Computer Sciences Corp.(b)	8,400	416
Electronic Data Systems Corp.	23,500	487
Fiserv, Inc.(b)	13,100	727

		2,298

Diversified Banks—1.3%
Comerica, Inc.	6,900	300
Wells Fargo & Co.	56,200	1,697

		1,997

Diversified Chemicals—0.9%
Dow Chemical Co. (The)	12,900	509
E.I. du Pont de Nemours & Co.	20,300	895

		1,404

Diversified Commercial & Professional Services—0.3%
Dun & Bradstreet Corp.	5,000	443

Diversified Metals & Mining—0.5%
Freeport-McMoRan Copper & Gold, Inc. (Indonesia)(c)	2,900	297
Southern Copper Corp.	4,300	452

		749

Electric Utilities—1.2%
FirstEnergy Corp.	26,400	1,910

Electrical Components & Equipment—1.1%
Emerson Electric Co.	28,100	1,592
GrafTech International Ltd.(b)	6,400	114

		1,706

Electronic Equipment Manufacturers—0.4%
Agilent Technologies, Inc.(b)	18,400	676

Electronic Manufacturing Services—0.4%
Tyco Electronics Ltd.	15,600	579

Fertilizers & Agricultural Chemicals—0.1%
Terra Industries, Inc.(b)	2,500	119

Food Retail—0.5%
Kroger Co. (The)	17,500	467
SUPERVALU, Inc.	6,600	248

		715

Footwear—0.6%
NIKE, Inc. Class B	14,700	944

General Merchandise Stores—0.2%
Big Lots, Inc.(b)	10,800	173
Family Dollar Stores, Inc.	10,300	198

		371

Health Care Distributors—1.1%
Cardinal Health, Inc.	12,300	710
McKesson Corp.	15,600	1,022

		1,732

See Notes to Financial Statements

PHOENIX GROWTH AND INCOME SERIES

	SHARES	VALUE (000)
Health Care Equipment—0.6%
Baxter International, Inc.	15,200	$882

Health Care Services—0.3%
Medco Health Solutions, Inc.(b)	3,900	395

Home Improvement Retail—0.6%
Sherwin-Williams Co. (The)	17,000	987

Household Appliances—0.3%
Stanley Works (The)	6,200	301
Whirlpool Corp.	2,800	228

		529

Household Products—1.2%
Clorox Co. (The)	14,200	925
Kimberly-Clark Corp.	5,700	395
Procter & Gamble Co. (The)	8,900	654

		1,974

Housewares & Specialties—0.3%
American Greetings Corp. Class A	6,300	128
Newell Rubbermaid, Inc.	12,700	329

		457

Hypermarkets & Super Centers—0.7%
BJ’s Wholesale Club, Inc.(b)	8,400	284
Wal-Mart Stores, Inc.	18,000	856

		1,140

Industrial Conglomerates—0.8%
Teleflex, Inc.	3,500	221
Tyco International Ltd.	28,225	1,119

		1,340

Industrial Machinery—1.5%
Dover Corp.	4,100	189
Eaton Corp.	13,200	1,280
Gardner Denver, Inc.(b)	5,300	175
Parker Hannifin Corp.	9,250	696

		2,340

Insurance Brokers—0.3%
AON Corp.	11,400	544

Integrated Oil & Gas—9.1%
Chevron Corp.	14,300	1,334
ConocoPhillips	19,200	1,695
Exxon Mobil Corp.	75,000	7,027
Marathon Oil Corp.	9,100	554
Occidental Petroleum Corp.	49,600	3,819

		14,429

Integrated Telecommunication Services—3.8%
AT&T, Inc.	101,205	4,206
Qwest Communications
International, Inc.(b)	39,900	280
Verizon Communications, Inc.	21,100	922
Windstream Corp.	48,100	626

		6,034

Internet Retail—0.3%
Expedia, Inc.(b)	4,900	155
IAC/InterActiveCorp.(b)	9,800	264

		419

Internet Software & Services—0.6%
eBay, Inc.(b)	30,500	1,012

Investment Banking & Brokerage—1.2%
Charles Schwab Corp. (The)	15,500	396
Goldman Sachs Group, Inc. (The)	5,700	1,226
TD Ameritrade Holding Corp.(b)	16,800	337

		1,959

Leisure Products—0.1%
Hasbro, Inc.	5,500	141

Life & Health Insurance—3.9%
AFLAC, Inc.	11,900	745
Lincoln National Corp.	15,200	885
MetLife, Inc.	33,500	2,064
Principal Financial Group, Inc. (The)	13,100	902
Prudential Financial, Inc.	15,300	1,424
StanCorp Financial Group, Inc.	2,500	126
Unum Group	5,200	124

		6,270

Life Sciences Tools & Services—0.2%
Invitrogen Corp.(b)	3,900	364

Managed Health Care—3.0%
Aetna, Inc.	18,400	1,062
CIGNA Corp.	12,600	677
Coventry Health Care, Inc.(b)	3,000	178
UnitedHealth Group, Inc.	30,000	1,746
WellPoint, Inc.(b)	11,900	1,044

		4,707

Metal & Glass Containers—0.2%
Ball Corp.	3,300	148
Owens-Illinois, Inc.(b)	4,600	228

		376

Mortgage REITs—0.5%
Annaly Capital Management, Inc.	40,200	731
CapitalSource, Inc.	5,200	91

		822

Movies & Entertainment—2.8%
Time Warner, Inc.	76,900	1,269
Viacom, Inc. Class B(b)	34,700	1,524
Walt Disney Co. (The)	52,500	1,695

		4,488

Multi-line Insurance—1.8%
American International Group, Inc.	46,200	2,694
Hartford Financial Services Group, Inc. (The)	2,000	174

		2,868

Multi-Utilities—0.8%
Public Service Enterprise Group, Inc.	13,600	1,336

Office Electronics—0.1%
Xerox Corp.	7,600	123

Oil & Gas Drilling—0.8%
ENSCO International, Inc.	3,000	179
Transocean, Inc.	7,600	1,088

		1,267

Oil & Gas Equipment & Services—1.2%
Dresser-Rand Group, Inc.(b)	7,100	277
National Oilwell Varco, Inc.(b)	16,100	1,183
Tidewater, Inc.	7,600	417

		1,877

Oil & Gas Exploration & Production—0.4%
Devon Energy Corp.	1,500	133
Noble Energy, Inc.	1,800	143
W&T Offshore, Inc.	10,900	327

		603

Oil & Gas Refining & Marketing—0.5%
Holly Corp.	3,300	168
Valero Energy Corp.	8,500	595

		763

Other Diversified Financial Services—5.0%
Bank of America Corp.	94,300	3,891
Citigroup, Inc.	9,800	288
JPMorgan Chase & Co.	85,400	3,728

		7,907

Packaged Foods & Meats—0.4%
General Mills, Inc.	9,800	559

Paper Packaging—0.2%
Packaging Corporation of America	13,200	372

Personal Products—0.3%
NBTY, Inc.(b)	17,500	480

See Notes to Financial Statements

PHOENIX GROWTH AND INCOME SERIES

	SHARES	VALUE (000)
Pharmaceuticals—6.9%
Abbott Laboratories	7,300	$410
Bristol-Myers Squibb Co.	13,500	358
Endo Pharmaceuticals Holdings, Inc.(b)	8,600	229
Forest Laboratories, Inc.(b)	13,300	485
Johnson & Johnson	52,000	3,469
Merck & Co., Inc.	52,700	3,062
Pfizer, Inc.	116,700	2,653
Wyeth	8,600	380

		11,046

Photographic Products—0.1%
Eastman Kodak Co.	9,800	214

Property & Casualty Insurance—1.4%
Chubb Corp. (The)	6,500	355
Cincinnati Financial Corp.	5,800	229
Philadelphia Consolidated Holding Co.(b)	3,000	118
Travelers Cos., Inc. (The)	27,900	1,501

		2,203

Railroads—0.2%
Norfolk Southern Corp.	7,600	383

Real Estate Management & Development—0.0%
Jones Lang LaSalle, Inc.	1,000	71

Regional Banks—0.6%
Bank of Hawaii Corp.	1,900	97
KeyCorp	12,200	286
Regions Financial Corp.	14,500	343
SunTrust Banks, Inc.	2,700	169

		895

Restaurants—1.9%
McDonald’s Corp.	36,400	2,144
Yum! Brands, Inc.	23,400	896

		3,040

Semiconductor Equipment—1.1%
Applied Materials, Inc.	43,800	778
Lam Research Corp.(b)	5,100	221
MEMC Electronic Materials, Inc.(b)	3,700	327
Novellus Systems, Inc.(b)	13,000	358

		1,684

Semiconductors—2.0%
Amkor Technology, Inc.(b)	15,300	131
Integrated Device Technology, Inc. (b)	21,900	248
Intel Corp.	48,400	1,290
NVIDIA Corp.(b)	16,950	577
Texas Instruments, Inc.	29,800	995

		3,241

Soft Drinks—1.6%
Coca-Cola Co. (The)	22,600	1,387
Pepsi Bottling Group, Inc. (The)	29,100	1,148

		2,535

Specialized REITs—0.3%
FelCor Lodging Trust, Inc.	14,500	226
Host Hotels & Resorts, Inc.	12,500	213

		439

Specialty Chemicals—0.1%
H.B. Fuller Co.	8,400	189

Steel—0.3%
AK Steel Holding Corp.(b)	11,000	509

Systems Software—5.1%
BMC Software, Inc.(b)	9,000	321
McAfee, Inc.(b)	4,200	157
Microsoft Corp.	148,900	5,301
Oracle Corp.(b)	76,700	1,732
Symantec Corp.(b)	39,900	644

		8,155

Technology Distributors—0.1%
Arrow Electronics, Inc.(b)	2,500	98

Tobacco—1.8%
Altria Group, Inc.	15,300	1,156
Loews Corp. - Carolina Group	14,200	1,211
Reynolds American, Inc.	2,500	165
Universal Corp.	4,800	246

		2,778

Wireless Telecommunication Services—0.3%
Sprint Nextel Corp.	41,300	542

Total Domestic Common Stocks
(Identified Cost $119,266)		155,512

FOREIGN COMMON STOCKS(c)—1.1%
Computer Storage & Peripherals—0.3%
Seagate Technology (Singapore)	15,100	385

Industrial Machinery—0.1%
Ingersoll-Rand Co., Ltd. Class A (United States)	3,500	163

IT Consulting & Other Services—0.5%
Accenture Ltd. Class A (United States)	23,400	843

Property & Casualty Insurance—0.2%
XL Capital Ltd. Class A (United States)	6,700	337

Total Foreign Common Stocks
(Identified Cost $2,003)		1,728

TOTAL LONG TERM INVESTMENTS—98.8%
(Identified cost $121,269)		157,240

SHORT-TERM INVESTMENTS—0.8%
	PAR VALUE (000)
Commercial Paper(d)—0.8%
Praxair, Inc.
3.600% due 1/2/08	$1,250	1,250

Total Short-Term Investments
(Identified Cost $1,250)		1,250

TOTAL INVESTMENTS—99.6%
(Identified Cost $122,519)		158,490	(a)
Other assets and liabilities, net—0.4%		584

NET ASSETS—100.0%		$159,074

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $41,103 and gross depreciation of $5,729 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $123,116.

(b)	Non-income producing.
(c)

A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G “Foreign security country determination” in the Notes to Financial Statements.

(d)	The interest rate shown is the coupon rate.

See Notes to Financial Statements

PHOENIX MID-CAP GROWTH SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)
DOMESTIC COMMON STOCKS—89.4%
Advertising—1.0%
Lamar Advertising Co. Class A	17,300	$832

Aerospace & Defense—6.2%
Aercap Holdings N.V.(b)	36,000	752
BE Aerospace, Inc.(b)	26,600	1,407
Precision Castparts Corp.	15,200	2,108
Rockwell Collins, Inc.	15,800	1,137

		5,404

Air Freight & Logistics—1.5%
Expeditors International of Washington, Inc.	13,000	581
Robinson (C.H.) Worldwide, Inc.	13,500	730

		1,311

Apparel Retail—1.2%
Abercrombie & Fitch Co. Class A	6,800	544
Urban Outfitters, Inc.(b)	17,700	482

		1,026

Apparel, Accessories & Luxury Goods—0.7%
Coach, Inc.(b)	20,000	612

Application Software—3.4%
ANSYS, Inc.(b)	19,100	792
Autodesk, Inc.(b)	18,200	906
Citrix Systems, Inc.(b)	22,000	836
Intuit, Inc.(b)	14,900	471

		3,005

Asset Management & Custody Banks—1.1%
AllianceBernstein Holding LP	4,900	369
Northern Trust Corp.	7,500	574

		943

Biotechnology—2.7%
Applera Corp.—Celera Group(b)	15,000	238
Celgene Corp.(b)	8,800	407
IDEXX Laboratories, Inc.(b)	8,000	469
Myriad Genetics, Inc.(b)	9,900	459
United Therapeutics Corp.(b)	8,200	801

		2,374

Broadcasting & Cable TV—0.5%
Liberty Global, Inc. Class A(b)	11,100	435

Casinos & Gaming—4.3%
International Game Technology	7,600	334
Melco PBL Entertainment Ltd(b)	42,000	486
Penn National Gaming, Inc.(b)	14,700	875
Scientific Games Corp. Class A(b)	29,000	964
WMS Industries, Inc.(b)	29,900	1,096

		3,755

Communications Equipment—4.1%
Arris Group, Inc.(b)	70,400	703
F5 Networks, Inc.(b)	15,700	448
Foundry Networks, Inc.(b)	40,900	716
Harris Corp.	10,300	646
Juniper Networks, Inc.(b)	19,100	634
Polycom, Inc.(b)	16,000	444

		3,591

Computer & Electronics Retail—1.3%
GameStop Corp. Class A(b)	19,000	1,180

Construction & Engineering—1.7%
Fluor Corp.	6,700	976
Shaw Group, Inc. (The)(b)	8,000	484

		1,460

Data Processing & Outsourced Services—2.8%
Iron Mountain, Inc.(b)	26,400	977
MasterCard, Inc. Class A	5,600	1,205
Total System Services, Inc.	8,000	224

		2,406

Diversified Commercial & Professional Services—2.2%
Corrections Corporation of America(b)	30,000	885
Huron Consulting Group, Inc.(b)	2,600	210
IHS, Inc.(b)	13,700	830

		1,925

Education Services—2.1%
DeVry, Inc.	20,200	1,049
Strayer Education, Inc.	4,500	768

		1,817

Electrical Components & Equipment—0.3%
Ametek, Inc.	5,500	258

Electronic Equipment Manufacturers—0.6%
Dolby Laboratories, Inc. Class A(b)	11,400	567

Electronic Manufacturing Services—1.0%
Trimble Navigation Ltd.(b)	28,100	850

Environmental & Facilities Services—1.1%
Stericycle, Inc.(b)	15,800	939

Health Care Equipment—6.4%
Bard (C.R.), Inc.	10,700	1,014
Gen-Probe, Inc.(b)	12,200	768
Hologic, Inc.(b)	28,300	1,943
Intuitive Surgical, Inc.(b)	3,500	1,136
Wright Medical Group, Inc.(b)	23,500	685

		5,546

Health Care Facilities—1.6%
Psychiatric Solutions, Inc.(b)	12,000	390
VCA Antech, Inc.(b)	22,800	1,008

		1,398

Health Care Services—1.0%
Express Scripts, Inc.(b)	12,300	898

Health Care Supplies—0.8%
Inverness Medical Innovations, Inc.(b)	13,000	730

Health Care Technology—1.2%
Cerner Corp.(b)	18,500	1,043

Home Entertainment Software—1.7%
Activision, Inc.(b)	51,500	1,530

Hotels, Resorts & Cruise Lines—0.7%
Gaylord Entertainment Co.(b)	15,000	607

Household Products—0.6%
Energizer Holdings, Inc.(b)	5,000	561

Industrial Gases—1.3%
Airgas, Inc.	21,300	1,110

Industrial Machinery—1.2%
Danaher Corp.	11,900	1,044

Integrated Oil & Gas—0.6%
Murphy Oil Corp.	6,700	568

Internet Retail—1.1%
GSI Commerce®, Inc.(b)	18,400	359
IAC/InterActiveCorp.(b)	20,900	562

		921

Internet Software & Services—1.5%
Equinix, Inc.	4,500	455
Omniture, Inc.(b)	7,000	233
VistaPrint Ltd.(b)	15,500	664

		1,352

Investment Banking & Brokerage—1.0%
GFI Group, Inc.(b)	9,300	890

IT Consulting & Other Services—1.7%
Cognizant Technology Solutions Corp. Class A(b)	43,300	1,470

See Notes to Financial Statements

PHOENIX MID-CAP GROWTH SERIES

	SHARES	VALUE (000)
Leisure Facilities—0.5%
Vail Resorts, Inc.(b)	7,600	$409

Life Sciences Tools & Services—1.3%
Amag Pharmaceuticals, Inc.(b)	6,500	391
Pharmaceutical Product Development, Inc.	18,400	743

		1,134

Oil & Gas Equipment & Services—3.7%
Dresser-Rand Group, Inc.(b)	12,000	469
ION Geophysical Corp.	23,700	374
National Oilwell Varco, Inc.(b)	17,400	1,278
Smith International, Inc.	14,800	1,093

		3,214

Oil & Gas Exploration & Production—5.7%
Concho Resources, Inc.(b)	18,000	371
Continental Resources, Inc.(b)	12,800	334
Denbury Resources, Inc.(b)	64,800	1,928
Range Resources Corp.	28,500	1,464
XTO Energy, Inc.	17,500	899

		4,996

Packaged Foods & Meats—0.3%
Ralcorp Holdings, Inc.(b)	4,100	249

Personal Products—1.6%
Bare Escentuals, Inc.	22,500	545
Chattem, Inc.(b)	11,700	884

		1,429

Semiconductor Equipment—1.9%
MEMC Electronic Materials, Inc.(b)	12,100	1,071
Varian Semiconductor Equipment Associates, Inc.(b)	15,800	584

		1,655

Semiconductors—2.3%
Microchip Technology, Inc.	13,800	434
Microsemi Corp.(b)	19,000	421
NVIDIA Corp.(b)	19,500	663
Sigma Designs, Inc.(b)	8,500	469

		1,987

Soft Drinks—0.9%
Hansen Natural Corp.(b)	17,700	784

Specialized Finance—3.1%
CME Group, Inc.	2,200	1,509
IntercontinentalExchange, Inc.(b)	6,000	1,155

		2,664

Specialty Chemicals—1.2%
Ecolab, Inc.	20,800	1,065

Trading Companies & Distributors—0.7%
Fastenal Co.	15,300	618

Wireless Telecommunication Services—4.0%
American Tower Corp. Class A	25,700	1,095
NII Holdings, Inc. (b)	29,900	1,445
SBA Communications Corp. Class A(b)	27,000	913

		3,453

Total Domestic Common Stocks (Identified Cost $69,347)		78,015

FOREIGN COMMON STOCKS(c) —5.8%
Advertising—1.2%
Focus Media Holding Ltd. ADR (China)(b)	18,600	1,057

Aerospace & Defense—1.0%
CAE, Inc. (Canada)	67,500	910

Drug Retail—1.2%
Shoppers Drug Mart Corp. (Canada)	18,900	1,020

Hotels, Resorts & Cruise Lines—0.9%
Orient-Express Hotel Ltd. Class A (Bermuda)	12,800	736

Investment Banking & Brokerage—0.9%
Lazard Ltd. Class A (United States)	20,000	814

Pharmaceuticals—0.6%
Shire Pharmaceuticals Group plc ADR (United Kingdom)	7,800	538

Total Foreign Common Stocks
(Identified Cost $4,934)		5,075

TOTAL LONG TERM INVESTMENTS—95.2% (Identified cost $74,281)		83,090

SHORT-TERM INVESTMENTS—5.1%

	PAR VALUE (000)
Repurchase Agreements—5.1%
State Street Bank and Trust Co. repurchase agreement 1.10% dated 12/31/07, due 1/2/08, repurchase price $4,419 collateralized by U.S. Treasury Bond 5%, 5/15/37 market value $4,512	$4,419	4,419

Total Short-Term Investments
(Identified Cost $4,419)		4,419

TOTAL INVESTMENTS—100.3% (Identified Cost $78,700)		87,509	(a)
Other assets and liabilities, net—(0.3)%		(256)

NET ASSETS—100.0%		$87,253

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,805 and gross depreciation of $1,026 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $78,730.

(b)	Non-income producing.
(c)

A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G “Foreign security country determination” in the Notes to Financial Statements.

See Notes to Financial Statements

PHOENIX MONEY MARKET SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	FACE VALUE (000)	VALUE (000)
FEDERAL AGENCY SECURITIES(d) —18.5%
FFCB 4.756% due 9/22/08(c)	$500	$501
FHLB 4.350% due 1/7/08	2,965	2,963
5.083% due 1/10/08(c)	2,300	2,300
4.305% due 1/18/08	3,500	3,493
3.790% due 4/29/08	2,500	2,496
3.190% due 7/14/08	1,000	994
3.400% due 7/30/08	830	825
4.700% due 10/9/08	1,000	1,000
4.782% due 11/21/08(c)	3,000	3,000
4.600% due 11/28/08	3,500	3,500
4.500% due 12/11/08	2,650	2,650
FHLMC 4.320% due 1/30/08	2,000	1,993
5.000% due 2/8/08	2,650	2,651
5.750% due 4/15/08	2,400	2,410
3.060% due 7/15/08	500	497

Total Federal Agency Securities (Identified Cost $31,273)		31,273

FEDERAL AGENCY SECURITIES—VARIABLE (c)—0.7%
SBA (Final Maturity 2/25/23) 5.250% due 1/1/08(g)	170	170
SBA (Final Maturity 1/25/21)
5.000% due 1/1/08(g)	15	15
SBA (Final Maturity 10/25/22)
5.250% due 1/1/08(g)	285	284
SBA (Final Maturity 11/25/21)
5.375% due 1/1/08(g)	294	294
SBA (Final Maturity 2/25/23)
5.250% due 1/1/08(g)	146	146
SBA (Final Maturity 3/25/24)
4.875% due 1/1/08(g)	115	115
SBA (Final Maturity 5/25/21)
5.250% due 1/1/08(g)	61	61
SBA (Final Maturity 9/25/23)
5.125% due 1/1/08(g)	191	191

Total Federal Agency Securities—Variable (Identified Cost $1,276)		1,276

COMMERCIAL PAPER(f)—63.0%
ABN-AMRO N. A. Finance, Inc. 5.000% due 1/15/08	2,700	2,695
5.020% due 1/15/08	3,500	3,493
5.250% due 1/15/08	2,090	2,086
Air Products & Chemicals, Inc. 4.480% due 1/11/08	3,305	3,301
Archer-Daniels-Midland Co. 4.500% due 1/8/08	3,815	3,812
4.460% due 1/10/08	2,470	2,467
4.380% due 1/31/08	2,100	2,092
Bank of America Corp. 4.820% due 1/24/08	2,800	2,791
4.810% due 2/22/08	3,200	3,178
Cargill, Inc. 4.700% due 2/13/08	3,500	3,480
4.720% due 2/26/08	3,250	3,226
5.000% due 2/29/08	1,355	1,344
Cintas Corp. 4.400% due 1/7/08	4,796	4,792
Danaher Corp. 4.350% due 1/23/08	3,440	3,431
4.650% due 1/29/08	2,300	2,292
Danske Corp. 4.670% due 2/1/08	800	797
Eaton Corp. 4.250% due 1/2/08	7,340	7,339
General Electric Capital Corp. 4.740% due 1/23/08 4.570% due 2/4/08 4.620% due 2/20/08	1,900 1,900 3,700	1,895 1,892 3,676
Govco, Inc. 5.250% due 1/9/08 5.100% due 1/16/08 4.700% due 1/30/08	3,800 1,200 3,600	3,796 1,197 3,586
Harley-Davidson Funding Corp. 4.530% due 2/14/08 4.480% due 2/21/08	1,820 2,675	1,810 2,658
International Lease Finance Corp. 4.750% due 1/28/08 4.670% due 1/30/08	2,700 3,500	2,690 3,487
Nicor, Inc. 4.000% due 1/2/08	4,970	4,969
Praxair, Inc. 4.500% due 1/4/08	2,840	2,839
Private Export Funding Corp. 4.760% due 1/31/08	2,900	2,889
Toyota Motor Credit Corp. 4.620% due 2/21/08 4.470% due 3/12/08 4.440% due 3/27/08	1,600 3,445 3,300	1,590 3,415 3,265
UBS Finance Delaware LLC 4.960% due 1/14/08 4.860% due 1/25/08 4.770% due 2/25/08	1,500 3,545 3,400	1,497 3,534 3,375

Total Commercial Paper (Identified Cost $106,676)		106,676

MEDIUM TERM NOTES—16.9%
Citigroup Global Markets Holdings, Inc. 6.500% due 2/15/08	3,500	3,505
Danske Bank A/S 144A (Denmark) 4.919% due 1/16/09(b) (c) (e) (g)	3,000	3,000
FleetBoston Financial Corp. 3.850% due 2/15/08	2,500	2,496
HSBC Finance Corp. 5.836% due 2/15/08	4,500	4,503
HSH Nordbank AG NY 144A (Germany) 4.956% due 9/22/08(b) (c) (e) (g)	5,000	5,000
International Lease Finance Corp. 4.480% due 3/25/08	1,130	1,127
National Australia Bank Ltd. 144A (Australia) 5.240% due 1/6/09(b) (c) (e) (g)	3,000	3,000
Nordea Bank AB 144A (Sweden) 5.233% due 1/8/09(b) (c) (e) (g)	3,000	3,000
Wells Fargo & Co. 5.076% due 1/17/09(c)	3,000	3,000

Total Medium Term Notes (Identified Cost $28,631)		28,631

TOTAL INVESTMENTS—99.1% (Identified Cost $167,856)		167,856	(a)
Other assets and liabilities, net—0.9%		1,581

NET ASSETS—100.0%		$169,437

(a)	Federal Income Tax Information: At December 31, 2007, the aggregate cost of securities was the same for book and federal income tax purposes.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $14,000 (reported in 000’s) or 8.3% of net assets.

(c)	Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d)	The interest rate shown is the coupon rate.
(e)	The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, “Foreign security country determination” in the Notes to Financial Statements.
(f)	The rate shown is the discount rate.
(g)	The date shown is the reset date.

See Notes to Financial Statements

PHOENIX MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	PAR VALUE (000)	VALUE (000)
U.S. GOVERNMENT SECURITIES—5.2%
U.S. Treasury Bonds—2.4%
U.S. Treasury Bond 5.000% due 5/15/37	$5,425	$5,913

U.S. Treasury Notes—2.8%
U.S. Treasury Note 4.250% due 11/15/17	6,925	7,046

Total U.S. Government Securities (Identified Cost $12,843)		12,959

AGENCY MORTGAGE-BACKED SECURITIES—8.3%
FNMA 5.000% due 8/1/20 5.000% due 4/1/34 5.000% due 5/1/34 6.000% due 5/1/34 5.500% due 6/1/34 5.500% due 1/1/35 5.000% due 10/1/35 5.500% due 10/1/35 6.000% due 3/1/36 6.500% due 8/1/36 6.000% due 2/1/37	212 1,281 1,303 399 1,469 520 5,138 785 1,843 1,702 1,487	213 1,252 1,272 406 1,469 520 5,016 785 1,872 1,749 1,510
FNMA 04-W6, 1A4 5.500% due 7/25/34	1,680	1,680
FNMA 05-57, CK 5.000% due 7/25/35	889	888
FNMA 05-74, AG 5.000% due 9/25/35	527	526
GNMA 6.500% due 10/15/23 6.500% due 12/15/25 6.500% due 1/15/26 6.500% due 8/15/31 6.500% due 11/15/31 6.500% due 3/15/32 6.500% due 4/15/32	26 47 6 359 70 204 940	27 49 6 372 73 211 974

Total Agency Mortgage-Backed Securities (Identified Cost $20,698)		20,870

AGENCY NON-MORTGAGE BACKED SECURITIES—1.2% FHLMC 5.20%, 3/5/19	3,140	3,143

Total Agency Non-Mortgage Backed Securities (Identified Cost $3,082)		3,143

MUNICIPAL BONDS—4.0%
California—0.8%
Alameda Corridor Transportation Authority Series C Taxable (MBIA Insured) 6.600% due 10/1/29	1,750	1,920

Illinois—0.6%
Illinois Educational Facilities Authority – Loyola University Series C Taxable (AMBAC Insured) 7.120% due 7/1/11	1,330	1,438

Massachusetts—0.4%
Commonwealth of Massachusetts General Obligation Series C (FSA Insured) 5.500% due 12/1/17	890	1,020

Minnesota—1.1%
State of Minnesota, General Revenue 5.000% due 8/1/19	2,500	2,747

South Dakota—0.1%
South Dakota State Educational Enhancement Funding Corp. Taxable Series A 6.720% due 6/1/25	285	282

Texas—1.0%
City of Dallas 5.000% due 2/15/17	2,350	2,569

Total Municipal Bonds (Identified Cost $9,682)		9,976

ASSET-BACKED SECURITIES—1.8%
Bear Stearns Structured Products, Inc. 05-20N, B 144A 8.365% due 10/25/45(b) (c)	1,250	1,006
Bombardier Capital Mortgage Securitization Corp. 99-A, A3 5.980% due 1/15/18(c)	930	907
Conseco Finance Securitizations Corp. 01-3, A4 6.910% due 5/1/33(c)	1,465	1,473
Dunkin Securitization 06-1, M1 144A 8.285% due 6/20/31(b)	1,100	1,112
MASTR Alternative Net Interest Margin 06-6, N1 144A 6.129% due 9/26/46(b) (c) (u) (y)	150	11

Total Asset-Backed Securities (Identified Cost $4,880)		4,509

DOMESTIC CORPORATE BONDS—26.8%
Aerospace & Defense—0.8%
DRS Technologies, Inc. 6.625% due 2/1/16	500	496
L-3 Communications Corp.(f) 7.625% due 6/15/12 6.125% due 1/15/14	625 550	643 542
L-3 Communications Corp. Series B 6.375% due 10/15/15(f)	250	247
Precision Castparts Corp. 5.600% due 12/15/13(f)	150	159

		2,087

Airlines—1.8%
American Airlines, Inc. 01-1 6.977% due 11/23/22	1,168	1,080
Continental Airlines, Inc. 98-1A 6.648% due 9/15/17	832	836
Delta Air Lines, Inc. 00-1 7.379% due 5/18/10	605	608
JetBlue Airways Corp. 04-2 7.969% due 11/15/08(c)	376	374
United Airlines, Inc. 00-2 7.032% due 10/1/10	1,311	1,311
United Airlines, Inc. 01-1 6.071% due 3/1/13	386	384

		4,593

Application Software—0.2%
Intuit, Inc. 5.750% due 3/15/17	415	408

Asset Management & Custody Banks—0.3%
Bank of New York Co., Inc. (The) 3.625% due 1/15/09	180	177
Janus Capital Group, Inc. 6.250% due 6/15/12	500	512

		689

Automobile Manufacturers—0.2%
Ford Motor Co. 7.450% due 7/16/31	625	467

Automotive Retail—0.3%
Hertz Corp. (The) 10.500% due 1/1/16	150	156
Hertz Corp.(The) 8.875% due 1/1/14(f)	600	611

		767

Broadcasting & Cable TV—1.0%
Charter Communications Holdings I LLC 11.750% due 5/15/14(c) (f)	275	175
Comcast Cable Holdings LLC 7.875% due 8/1/13(f)	500	548
COX Communications, Inc. 5.450% due 12/15/14	625	613
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 6.375% due 6/15/15(f)	1,000	965
Intelsat Corp. 9.000% due 6/15/16	300	304

		2,605

See Notes to Financial Statements

PHOENIX MULTI-SECTOR FIXED INCOME SERIES

	PAR VALUE (000)	VALUE (000)
Building Products—0.9%
Building Materials Corp. of America 7.750% due 8/1/14(f)	$610	$470
Esco Corp. 144A 8.625% due 12/15/13(b)	600	603
Masco Corp. 5.850% due 3/15/17	825	800
Owens Corning, Inc. 6.500% due 12/1/16	495	453

		2,326

Casinos & Gaming—0.4%
MGM MIRAGE 8.500% due 9/15/10(f)	630	657
Pokagon Gaming Authority 144A 10.375% due 6/15/14(b)	125	135
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC 144A 8.194% due 3/15/14(b) (c)	125	120

		912

Catalog Retail—0.4%
IAC/InterActiveCorp 7.000% due 1/15/13	875	945

Consumer Finance—2.6%
Capital One Bank 5.750% due 9/15/10	125	125
Ford Motor Credit Co. LLC 7.875% due 6/15/10 8.625% due 11/1/10(f) 9.875% due 8/10/11(f) 9.693% due 4/15/12(c) 7.800% due 6/1/12(f)	615 650 575 95 435	568 604 544 93 382
GMAC LLC(f) 7.250% due 3/2/11 6.875% due 9/15/11 6.000% due 12/15/11	1,250 993 1,000	1,096 850 839
HSBC Finance Corp. 4.125% due 11/16/09(f)	275	272
Residential Capital LLC(f) 7.625% due 11/21/08 8.375% due 6/30/15	500 495	400 302
SLM Corp. 3.950% due 8/15/08 5.450% due 4/25/11(f) 4.810% due 1/31/14(c)	250 250 50	244 230 37

		6,586

Data Processing & Outsourced Services—1.5%
Broadridge Financial Solutions, Inc. 6.125% due 6/1/17	1,000	988
Convergys Corp. 4.875% due 12/15/09	1,000	1,013
First Data Corp. 144A 9.875% due 9/24/15(b)	605	563
Fiserv, Inc. 3.000% due 6/27/08(f)	150	149
Western Union Co. (The) 5.930% due 10/1/16	940	938

		3,651

Distillers & Vintners—0.3%
Constellation Brands, Inc. 8.375% due 12/15/14 7.250% due 9/1/16(f)	280 220	282 207
Constellation Brands, Inc. 144A 7.250% due 5/15/17(b)	180	168

		657

Diversified Chemicals—0.3%
Cabot Corp. 144A 5.250% due 9/1/13(b)	750	769
Nalco Co. 7.750% due 11/15/11(f)	50	51

		820

Diversified Commercial & Professional Services—0.6%
Cintas Corp. 6.000% due 6/1/12	50	53
Equifax, Inc. 6.300% due 7/1/17(f)	1,250	1,269
Mobile Mini, Inc. 144A 6.875% due 5/1/15(b)	250	230

		1,552

Diversified Metals & Mining—0.7%
Freeport-McMoRan Copper & Gold, Inc. (Indonesia) 6.875% due 2/1/14(d) (f)	540	545
Glencore Funding LLC 144A 6.000% due 4/15/14(b)	1,150	1,157

		1,702

Electric Utilities—1.1%
Consumers Energy Co. Series J 6.000% due 2/15/14(f)	1,250	1,283
Entergy Gulf States, Inc. 3.600% due 6/1/08(f)	1,000	992
Public Service Co. of Colorado Series A 6.875% due 7/15/09	25	26
Southern California Edison Co. 7.625% due 1/15/10	100	106
Southern California Edison Co. 04-A 5.000% due 1/15/14(f)	50	50
Southern California Edison Co. 04-B 6.000% due 1/15/34(f)	100	101
Southern California Edison Co. 04-G 5.750% due 4/1/35	125	122

		2,680

Electrical Components & Equipment—0.2%
General Cable Corp. 7.125% due 4/1/17(f)	500	493

Electronic Manufacturing Services—0.4%
Jabil Circuit, Inc. 5.875% due 7/15/10	1,000	1,012

Environmental & Facilities Services—0.4%
Allied Waste North America, Inc. 6.125% due 2/15/14(f)	500	483
Waste Management, Inc. 7.375% due 8/1/10	430	454

		937

Gas Utilities—0.3%
AmeriGas Partners LP 7.250% due 5/20/15	500	492
Panhandle Eastern Pipe Line Co. LP 4.800% due 8/15/08	100	100
Southwest Gas Corp. 7.625% due 5/15/12	140	154

		746

Health Care Services—0.2%
Fresenius Medical Care Capital Trust IV 7.875% due 6/15/11	25	26
Quest Diagnostics, Inc. 7.500% due 7/12/11 6.400% due 7/1/17(f)	35 510	38 527

		591

Health Care Supplies—0.0%
Bausch & Lomb, Inc. 144A 9.875% due 11/1/15(b)	125	127

Homebuilding—0.0%
K. Hovnanian Enterprises, Inc. 6.500% due 1/15/14(f)	75	53

Hotels, Resorts & Cruise Lines—0.5%
Royal Caribbean Cruises Ltd. 6.875% due 12/1/13(f)	1,250	1,214

Independent Power Producers & Energy Traders—0.2%
AES Corp. (The) 144A 7.750% due 10/15/15(b) (f)	150	153
Texas Competitive Electric Holdings Co. LLC 144A 10.250% due 11/1/15(b)	360	358

		511

Industrial Machinery—0.1%
Kennametal, Inc. 7.200% due 6/15/12	225	245

Integrated Oil & Gas—0.0%
Occidental Petroleum Corp. 4.250% due 3/15/10	80	80

Integrated Telecommunication Services—0.9%
Qwest Corp. 6.500% due 6/1/17	307	294
Verizon Global Funding Corp. 6.875% due 6/15/12(f)	1,000	1,082
Windstream Corp.(f) 8.625% due 8/1/16 7.000% due 3/15/19	500 250	528 239

		2,143

See Notes to Financial Statements

PHOENIX MULTI-SECTOR FIXED INCOME SERIES

	PAR VALUE (000)		VALUE (000)
Investment Banking & Brokerage—0.6%
BlackRock, Inc. 6.250% due 9/15/17	$375		$386
Jefferies Group, Inc. 5.500% due 3/15/16	225		214
Merrill Lynch & Co., Inc. 6.110% due 1/29/37(f)	500		442
Morgan Stanley 144A (Brazil) 10.090% due 5/3/17(b) (d) (f)	1,000	(j)	511

			1,553

Leisure Products—0.2%
Hasbro, Inc. 6.300% due 9/15/17	475		486

Life & Health Insurance—0.2%
Americo Life, Inc. 144A 7.875% due 5/1/13(b)	200		204
New York Life Insurance Co. 144A 5.875% due 5/15/33(b)	100		99
StanCorp Financial Group, Inc. 6.875% due 10/1/12	225		245

			548

Life Sciences Tools & Services—0.3%
Fisher Scientific International, Inc. 6.750% due 8/15/14(f)	725		743

Managed Health Care—0.1%
UnitedHealth Group, Inc. 3.300% due 1/30/08 4.875% due 4/1/13	220 125		220 123

			343

Metal & Glass Containers—0.2%
Owens-Brockway Glass Container, Inc. 8.875% due 2/15/09	123		124
Plastipak Holdings, Inc. 144A 8.500% due 12/15/15(b)	500		502

			626

Mortgage REITs—0.0%
iStar Financial, Inc. Series B 5.125% due 4/1/11	75		67

Motorcycle Manufacturers—0.0%
Harley-Davidson, Inc. 144A 3.625% due 12/15/08(b)	100		99

Movies & Entertainment—0.4%
Time Warner, Inc. 6.875% due 5/1/12	275		289
Viacom, Inc. 6.250% due 4/30/16(f)	625		629

			918

Multi-line Insurance—0.2%
Assurant, Inc. 6.750% due 2/15/34	75		73
Farmers Insurance Exchange 144A 8.625% due 5/1/24(b)	75		84
Liberty Mutual Group, Inc. 144A(b) 5.750% due 3/15/14 7.000% due 3/15/34	200 150		204 146
Liberty Mutual Insurance Co. 144A 8.500% due 5/15/25(b)	25		27

			534

Multi-Utilities—0.2%
CMS Energy Corp. 7.750% due 8/1/10(f)	100		105
Dominion Resources, Inc. Series D 5.125%due 12/15/09	100		101
MidAmerican Energy Holdings Co. 3.500% due 5/15/08	200		199
Xcel Energy, Inc. 3.400% due 7/1/08(f)	140		139

			544

Office Electronics—0.2%
Xerox Corp. 6.750% due 2/1/17(f)	600		625

Office REITs—0.3%
Mack-Cali Realty LP 5.125% due 2/15/14	700		694

Oil & Gas Equipment & Services—0.2%
Helix Energy Solutions 144A 9.500% due 1/15/16(b) (f)	400		409

Oil & Gas Exploration & Production—1.0%
Anadarko Petroleum Corp. 3.250% due 5/1/08	345		343
Forest Oil Corp. 144A 7.250% due 6/15/19(b)	1,000		1,010
Plains Exploration & Production Co. 7.750% due 6/15/15(f)	610		613
Swift Energy Co. 7.625% due 7/15/11	500		505

			2,471

Oil & Gas Refining & Marketing—0.6%
Kern River Funding Corp. 144A 4.893% due 4/30/18(b)	79		77
Tesoro Corp. 6.500% due 6/1/17	780		776
Valero Energy Corp. 4.750% due 6/15/13	550		534

			1,387

Oil & Gas Storage & Transportation—0.6%
Kaneb Pipe Line Operating Partnership LP 5.875% due 6/1/13	125		127
Kinder Morgan Management Co. ULC 5.700% due 1/5/16(f)	700		637
Williams Cos., Inc. (The) 7.125% due 9/1/11	500		531

			1,295

Other Diversified Financial Services—0.1%
Citigroup, Inc. 4.875% due 5/7/15(f)	175		165
OneAmerica Financial Partners, Inc. 144A 7.000% due 10/15/33(b)	175		184

			349

Packaged Foods & Meats—0.2%
Dean Holding Co. 6.900% due 10/15/17	50		44
Kellogg Co. Series B 6.600% due 4/1/11	75		79
Tyson Foods, Inc. 6.850% due 4/1/16	400		410

			533

Paper Packaging—0.2%
Jefferson Smurfit Corp. 8.250% due 10/1/12(f)	215		213
Sealed Air Corp. 144A 5.375% due 4/15/08(b)	250		250

			463

Paper Products—0.3%
Verso Paper Holdings LLC & Verso Paper, Inc. Series B 11.375% due 8/1/16(f)	625		638

Property & Casualty Insurance—0.4%
Berkley (W.R.) Corp. 5.875% due 2/15/13	75		76
Berkshire Hathaway Finance Corp. 4.625% due 10/15/13(f)	100		100
Fund American Cos., Inc. 5.875% due 5/15/13	175		176
Kingsway America, Inc. 7.500% due 2/1/14	125		132
Markel Corp. 6.800% due 2/15/13(f)	175		184
NYMAGIC, Inc. 6.500% due 3/15/14	150		154
Progressive Corp. (The) 6.250% due 12/1/32(f)	75		77

			899

Publishing—0.6%
Dex Media, Inc. 8.000% due 11/15/13	50		47
Donnelley (RH) Corp. 144A 8.875% due 10/15/17(b)	475		442
Idearc, Inc. 8.000% due 11/15/16(f)	500		462
News America, Inc. 6.625% due 1/9/08	250		250
Reader’s Digest Association, Inc. (The) 144A 9.000% due 2/15/17(b)	500		421

			1,622

See Notes to Financial Statements

PHOENIX MULTI-SECTOR FIXED INCOME SERIES

	PAR VALUE (000)		VALUE (000)
Regional Banks—0.1%
Citizens Republic Bancorp, Inc. 5.750% due 2/1/13	$25		$26
Hudson United Bank 7.000% due 5/15/12	80		85
Zions Bancorp. 6.000% due 9/15/15	125		121

			232

Restaurants—0.0%
Outback Steakhouse, Inc. 144A 10.000% due 6/15/15(b) (f)	50		37

Soft Drinks—0.1%
Coca-Cola Enterprises, Inc. 7.125% due 8/1/17(f)	133		152

Specialized Finance—0.3%
Yankee Acquisition Corp. Series B 9.750% due 2/15/17(f)	815		750

Specialized REITs—1.1%
Health Care REIT, Inc. 5.875% due 5/15/15	1,775		1,697
Host Hotels & Resorts LP 6.875% due 11/1/14(f)	650		650
Realty Income Corp. 6.750% due 8/15/19	425		439

			2,786

Specialty Stores—0.4%
Office Depot, Inc. 6.250% due 8/15/13	1,000		1,044

Steel—0.1%
Steel Dynamics, Inc. 144A 7.375% due 11/1/12(b) (f)	337		340

Tobacco—0.6%
Reynolds American, Inc.(f) 7.300% due 7/15/15	750		779
7.625% due 6/1/16	600		641

			1,420

Wireless Telecommunication Services—0.4%
Nextel Communications, Inc. Series D 7.375% due 8/1/15(f)	1,000		985

Total Domestic Corporate Bonds (Identified Cost $68,315)			67,191

NON-AGENCY MORTGAGE-BACKED SECURITIES—9.5%
Adjustable Rate Mortgage Trust 05-3, 2A1 4.695% due 7/25/35(c)	1,568		1,551
American Home Mortgage Assets 07-2, M4 5.395% due 3/25/47(c) (u)	1,088		754
American Tower Trust L 07-1A, C 144A 5.615% due 4/15/37(b)	500		469
Bear Stearns Commercial Mortgage Securities 07-PW18, AM 6.084% due 6/11/50(c)	1,475		1,483
Bear Stearns Structured Products, Inc. 04-15, A2 144A 0% due 11/27/34(b)	196		186
Bear Stearns Structured Products, Inc. 05-10 144A 7.365% due 4/26/35(b) (c)	390		366
Chase Mortgage Finance Corp. 06-A1, 4A1 6.044% due 9/25/36(c)	2,097		2,118
Citicorp Mortgage Securities, Inc. 06-7, 1A1 6.000% due 12/25/36	1,508		1,515
Countrywide Home Loan Mortgage Pass-Through Trust 04-13, 1A1 5. 500% due 8/25/34	1,075		1,079
Countrywide Home Loan Mortgage Pass-Through Trust 07-1, A2 6.000% due 3/25/37	1,878		1,891
DLJ Commercial Mortgage Corp. 98-CF2, A1B 6.240% due 11/12/31	327		329
First Horizon Asset Securities, Inc. 05-AR1, 2A1 5.012% due 4/25/35(c)	1,057		1,064
Franchise Mortgage Acceptance Co. Loan Receivables Trust 98-CA, A2 144A 6.660% due 1/15/12(b)	330		317
GS Mortgage Securities Corp. II 99-C1, A2 6.110% due 11/18/30(c)	304		304
Harborview Net Interest Margin Corp. 06-12, N1 144A 6.409% due 12/19/36(b)	208		206
IndyMac Index Mortgage Loan Trust 06-AR25, 3A1 6.368% due 9/25/36(c)	1,509		1,512
Lehman Brothers-UBS Commercial Mortgage Trust 07-C2, H 144A 5.980% due 2/15/40(b) (c)	1,400		952
Lehman XS Net Interest Margin 06-GPM5, A1 144A 6.250% due 10/28/46(b)	170		168
Lehman XS Net Interest Margin 06-GPM7, A1 144A 6.250% due 12/28/46(b)	193		190
MASTR Resecuritization Trust 04-3 144A 5.000% due 3/28/34(b)	506		451
MASTR Resecuritization Trust 05-1 144A 5.000% due 10/28/34(b)	493		466
Residential Accredit Loans, Inc. 02-QS12, B1 6.250% due 9/25/32	607		505
Residential Accredit Loans, Inc. 05-QA4, A5 5.450% due 4/25/35(c)	1,375		1,350
Structured Asset Securities Corp. 03-32, 1A1 5.210% due 11/25/33(c)	887		869
Structured Asset Securities Corp. 05-1, 6A1 6.000% due 2/25/35	1,490		1,476
Timberstar Trust 06-1A, A 144A 5.668% due 10/15/36(b)	1,275		1,238
Wells Fargo Mortgage Backed Securities Trust 05-5, 1A1 5.000% due 5/25/20	918		905

Total Non-Agency Mortgage-Backed Securities (Identified Cost $24,723)			23,714

FOREIGN GOVERNMENT SECURITIES—18.6%
Argentina—0.8%
Republic of Argentina PIK Interest Capitalization 8.28% due 12/31/33(f)	1,654		1,592
Republic of Argentina Series GDP 0% due 12/15/35(c)	3,676		425

			2,017

Australia—1.9%
Commonwealth of Australia Series 909 7.500% due 9/15/09	5,486	(i)	4,867

Brazil—2.5%
Federative Republic of Brazil 12.500% due 1/5/16	3,499	(j)	2,140
12.500% due 1/5/22	1,875	(j)	1,179
10.250% due 1/10/28	3,350	(j)	1,810
7.125% due 1/20/37	415		470
11.000% due 8/17/40	550		735

			6,334

Canada—0.9%
Commonwealth of Canada 4.250% due 9/1/09	2,220	(k)	2,265

Germany—0.3%
Federal Republic of Germany 144A 3.250% due 4/17/09(b)	495	(l)	716

Hungary—0.4%
Republic of Hungary 6.250% due 4/24/09	200,000	(m)	1,136

Indonesia—0.3%
Republic of Indonesia 144A 7.250% due 4/20/15(b) (f)	600		636

Mexico—0.2%
United Mexican States Series B 6.750% due 9/27/34	500		552

See Notes to Financial Statements

PHOENIX MULTI-SECTOR FIXED INCOME SERIES

	PAR VALUE (000)		VALUE (000)
New Zealand—1.1%
Commonwealth of New Zealand Series 708 6.000% due 7/15/08	3,475	(n)	$2,653

Norway—1.3%
Kingdom of Norway 5.500% due 5/15/09	17,485	(o)	3,254

Philippines—0.6%
Republic of Philippines 7.750% due 1/14/31	$1,405		1,628

Russia—1.7%
Russian Federation 144A 7.500% due 3/31/30(b) (c)	2,054		2,337
Russian Federation RegS 7.500% due 3/31/30(c) (e)	1,584		1,811

			4,148

Singapore—0.3%
Singapore Government 2.500% due 10/1/12	925	(q)	649

South Africa—0.5%
Republic of South Africa Series R153 13.000% due 8/31/10	7,700	(r)	1,220

Sweden—0.3%
Kingdom of Sweden Series 1043 5.000% due 1/28/09	5,270	(s)	822

Trinidad and Tobago—0.1%
Republic of Trinidad and Tobago RegS 9.875% due 10/1/09(e)	225		246

Turkey—1.9%
Republic of Turkey 10.500% due 1/13/08	500		501
0% due 5/6/09(c)	3,575	(t)	2,481
9.000% due 6/30/11	500		559
11.500% due 1/23/12	750		911
7.250% due 3/15/15	350		376

			4,828

Ukraine—0.3%
Republic of Ukraine 144A 6.580% due 11/21/16(b) (f)	750		737

Venezuela—3.2%
Republic of Venezuela 7.650% due 4/21/25	750		643
9.250% due 9/15/27	4,975		4,975
9.375% due 1/13/34	1,000		997
Republic of Venezuela RegS 5.375% due 8/7/10(e)	1,500		1,414

			8,029

Total Foreign Government Securities (Identified Cost $44,664)			46,737

FOREIGN CORPORATE BONDS (d)—10.1%
Brazil—0.5%
GTL Trade Finance, Inc. 144A 7.250% due 10/20/17(b) (f)	545		553
Vale Overseas Ltd.
6.250% due 1/11/16(f)	500		501
6.250% due 1/23/17(g)	200		201

			1,255

Canada—0.8%
Catalyst Paper Corp. 7.375% due 3/1/14(f)	355		270
EnCana Corp. 5.900% due 12/1/17	420		430
European Investment Bank 144A 4.600% due 1/30/37(b)	625	(k)	620
Rogers Wireless Communications, Inc. 6.375% due 3/1/14	575		592

			1,912

Chile—0.2%
Empresa Nacional de Electricidad SA 8.350% due 8/1/13	500		566

Cyprus—0.1%
ABH Financial Ltd. (Alfa Markets Ltd.) 144A 8.200% due 6/25/12(b)	250		235

Egypt—0.1%
Orascom Telecom Finance SCA 144A 7.875% due 2/8/14(b)	300		285

Hong Kong—0.2%
China Properties Group Ltd. 144A 9.125% due 5/4/14(b) (f)	500		411
Hutchison Whampoa International Ltd. 144A 5.450% due 11/24/10(b)	150		152

			563

India—0.2%
ICICI Bank Ltd. 144A 6.375% due 4/30/22(b) (c)	625		566

Japan—0.5%
Resona Bank Ltd. 144A 5.850% due 9/29/49(b) (c)	1,250		1,162

Kazakhstan—0.7%
Kazkommerts International BV RegS 8.000% due 11/3/15(e)	1,000		825
Tengizchevroil Finance Co. SARL 144A 6.124% due 11/15/14(b) (f)	1,000		942

			1,767

Luxembourg—0.3%
TNK-BP Finance SA 144A 7.500% due 3/13/13(b)	425		426
Tyco Electronic Group SA 144A 6.000% due 10/1/12(b)	210		215

			641

Malaysia—0.5%
Malaysia International Shipping Corp. Capital Ltd. 144A 6.125% due 7/1/14(b)	1,250		1,291

Mexico—0.2%
Pemex Project Funding Master Trust 6.125% due 8/15/08	7		7
Vitro S.A.B. de C.V. 8.625% due 2/1/12(f)	570		539

			546

Netherlands—0.3%
Majapahit Holding BV 144A 7.250% due 6/28/17(b)	825		794

Russia—2.5%
European Bank for Reconstruction & Development 6.000% due 2/14/12	46,600	(p)	1,838
Gazprom International SA 144A 7.201% due 2/1/20(b)	906		919
Gazprom OAO (Gaz Capital SA) 144A(b) 6.212% due 11/22/16(f)	1,530		1,468
6.510% due 3/7/22	520		494
OJSC AK Transneft (TransCapitalInvest Ltd.) 144A 5.670% due 3/5/14(b)	610		585
OJSC Vimpel Communications (UBS Luxembourg SA) 144A 8.375% due 10/22/11(b)	250		256
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 6.299% due 5/15/17(b)	615		583

			6,143

Singapore—0.3%
UOB Cayman Ltd. 144A 5.796% due 12/29/49(b) (c)	700		695

South Africa—0.0%
SABMiller plc 144A 6.625% due 8/15/33(b)	75		77

See Notes to Financial Statements

PHOENIX MULTI-SECTOR FIXED INCOME SERIES

	PAR VALUE (000)	VALUE (000)
South Korea—0.7%
Hynix Semiconductor, Inc. 144A 7.875% due 6/27/17(b) (f)	$700	$635
Woori Bank 144A 6.125% due 5/3/16(b) (c) (f)	1,000	1,005

		1,640

Switzerland—0.2%
Petroplus Finance Ltd. 144A 6.750% due 5/1/14(b)	500	468

United Arab Emirates—0.3%
Abu Dhabi National Energy Co. 144A 5.875% due 10/27/16(b)	825	808

United Kingdom—0.6%
British Sky Broadcasting Group plc 6.875% due 2/23/09	650	663
Hanson Australia Funding Ltd. 5.250% due 3/15/13(f)	125	125
Ineos Group Holdings plc 144A 8.500% due 2/15/16(b) (f)	500	447
Vodafone Group plc 6.150% due 2/27/37(f)	375	370

		1,605

United States—0.5%
Nova Chemicals Corp. 7.863% due 11/15/13(c) (f)	1,218	1,145

Venezuela—0.4%
Petroleos de Venezuela S.A. 5.250% due 4/12/17	1,500	1,069

Total Foreign Corporate Bonds (Identified Cost $26,188)		25,233

FOREIGN CREDIT LINKED NOTES—0.2%
Indonesia—0.2%
Republic of Indonesia (Citigroup, Inc.) 11.867% due 6/15/09	640	565

Total Foreign Credit Linked Notes (Identified Cost $590)		565

DOMESTIC CONVERTIBLE BONDS—0.1%
Pharmaceuticals—0.1%
Par Pharmaceutical Cos., Inc. 2.875% due 9/30/10	300	278

Total Domestic Convertible Bonds (Identified Cost $264)		278

DOMESTIC LOAN AGREEMENTS—9.3%
Advertising—0.1%
Lamar Media Corp. Tranche F 6.375% due 3/31/14(c)	190	189

Alternative Carriers—0.5%
Level 3 Communications, Inc. Tranche B 7.605% due 3/13/14(c)	115	110
Time Warner Telecom Holdings Tranche B 8.471% due 1/7/13(c)	1,248	1,206

		1,316

Apparel Retail—0.4%
Hanesbrands, Inc. Tranche B 7.600% due 9/5/13(c)	207	199
HBI Branded Apparel Ltd., Inc. Tranche 2 9.110% due 3/5/14(c)	325	325
Totes Isotoner Corp. Tranche 2 11.360% due 1/16/14(c)	500	470

		994

Application Software—0.2%
Reynolds & Reynolds Co. (The) Tranche FL 7.198% due 10/24/12(c)	499	480

Asset Management & Custody Banks—0.0%
Nuveen Investments, Inc. Tranche Term B 7.841% due 11/13/14(c)	108	106

Auto Parts & Equipment—0.5%
Mark IV Industries, Inc. Tranche 2 11.095% due 12/19/11(c)	325	293
Mark IV Industries, Inc. Tranche B 7.847% due 6/21/11(c)	950	887

		1,180

Automobile Manufacturers—0.4%
Ford Motor Co. Tranche B 8.000% due 12/15/13(c)	612	568
General Motors Corp. Tranche B 7.615% due 11/29/13(c)	596	560

		1,128

Automotive Retail—0.2%
Hertz Corp. Letter of Credit 7.110% due 12/21/12(c)	83	82
Hertz Corp. Tranche B 7.090% due 12/21/12(c)	395	386

		468

Broadcasting & Cable TV—0.4%
Charter Communications Operating LLC Tranche 7.360% due 3/6/14(c)	992	929

Casinos & Gaming—0.0%
Wimar Operating Co. LLC Tranche B 7.860% due 1/3/12(c)	110	108

Data Processing & Outsourced Services—0.3%
First Data Corp. Tranche B3 7.640% due 9/24/14(c)	833	793

Department Stores—0.6%
Neiman-Marcus Group, Inc. (The) Tranche 7.090% due 4/6/13(c)	1,473	1,418

Diversified Chemicals—0.5%
Celanese Holdings LLC Tranche Term B 8.181% due 3/30/14(c)	1,250	1,197

Diversified Commercial & Professional Services—0.1%
ARAMARK Corp. Letter of Credit 7.490% due 1/26/14(c)	19	18
ARAMARK Corp. Tranche B 7.490% due 1/26/14(c)	261	248

		266

Electric Utilities—0.2%
Energy Future Holdings Tranche B2 8.645% due 10/10/14(c)	439	431

Electrical Components & Equipment—0.2%
Baldor Electric Co. Tranche 7.063% due 1/31/14(c)	524	516

Environmental & Facilities Services—0.2%
Allied Waste North America, Inc. Letter of Credit A 5.320% due 3/28/14(c)	206	197
Allied Waste North America, Inc. Tranche B 7.100% due 3/28/14(c)	342	327

		524

Health Care Facilities—0.4%
HCA, Inc. Tranche B 8.086% due 11/16/13(c)	426	412
Health Management Associates, Inc. Tranche B 6.760% due 2/28/14(c)	258	241
LifePoint Hospitals, Inc. Tranche B 6.975% due 4/15/12(c)	390	374

		1,027

Housewares & Specialties—0.1%
Yankee Candle Co., Inc. Tranche B 8.891% due 2/6/14(c)	250	235

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. Letter of Credit 7.070% due 2/1/13(c)	325	325
NRG Energy, Inc. Tranche B1 7.070% due 2/1/13(c)	121	115

		440

Integrated Telecommunication Services—0.3%
NTELOS, Inc. Tranche B1 7.570% due 8/24/11(c)	748	742

See Notes to Financial Statements

PHOENIX MULTI-SECTOR FIXED INCOME SERIES

	PAR VALUE (000)		VALUE (000)
Leisure Facilities—0.3%
AMF Bowling Worldwide, Inc. Tranche B 7.978% due 5/17/13(c)	$871		$823

Oil & Gas Drilling—0.1%
Hercules Offshore, Inc. Tranche 6.990% due 7/11/13(c)	373		363

Oil & Gas Equipment & Services—0.1%
Helix Energy Solutions Group, Inc. Tranche 7.453% due 7/1/13(c)	196		189

Paper Products—0.7%
Georgia-Pacific Corp. Tranche A 6.872% due 12/20/10(c)	638		619
Georgia-Pacific Corp. Tranche B1 6.893% due 12/20/12(c)	1,078		1,030
NewPage Corp. Tranche B 8.688% due 12/20/14(c)	155		151

			1,800

Publishing—0.5%
Idearc, Inc. Tranche B 7.200% due 11/17/14(c)	990		945
Tribune Co. Tranche B 7.910% due 5/30/14(c)	338		288

			1,233

Restaurants—0.2%
Burger King Corp. Tranche B1 7.690% due 6/30/12(c)	582		573

Specialized Finance—0.8%
Solar Capital Corp. Tranche US 7.356% due 2/28/14(c)	1,957		1,893

Specialty Chemicals—0.1%
JohnsonDiversey, Inc. Tranche B 6.878% due 12/16/11(c)	205		201

Trading Companies & Distributors—0.2%
United Rentals, Inc. Letter of Credit 7.570% due 2/14/11	117		114
United Rentals, Inc. Tranche B 7.320% due 2/14/11(c)	277		270

			384

Wireless Telecommunication Services—0.5%
ALLTEL Communications, Inc. Tranche B 3 9.029% due 5/15/15(c)	623		599
Cricket Communications, Inc. Tranche B1 8.198% due 6/16/13(c)	615		608

			1,207

Total Domestic Loan Agreements (Identified Cost $23,924)			23,153

FOREIGN LOAN AGREEMENTS (d) —0.5%
Germany—0.3%
Fresenius Medical Care AG & Co. KGaA Tranche B 6.516% due 3/31/13(c)	902		877

United States—0.2%
Bausch & Lomb, Inc. Tranche 8.127% due 4/11/15(c)	264	(l)	384

Total Foreign Loan Agreements (Identified Cost $1,272)			1,261

DOMESTIC PREFERRED STOCK—0.1%

	SHARES
Specialized REITs—0.0%
Saul Centers, Inc. Series A Pfd. 8%(f)	425		10

Thrifts & Mortgage Finance—0.1%
Chevy Chase Bank FSB Series C Pfd. 8%(f)	3,925		100
Chevy Chase Preferred Capital Corp. Series A Pfd. 10.375%	1,225		62

			162

Total Domestic Preferred Stock (Identified Cost $179)			172

DOMESTIC CONVERTIBLE PREFERRED STOCKS—0.2%
Diversified Metals & Mining—0.2%
Vale Capital Ltd.	6,000		388

Total Domestic Convertible Preferred Stocks (Identified Cost $301)			388

DOMESTIC COMMON STOCKS—0.0%
Integrated Telecommunication Services—0.0%
AT&T Latin America Corp. Class A(v)	64,050		0	(w)

Total Domestic Common Stocks (Identified Cost $282)			0

EXCHANGE TRADED FUNDS—1.9%
DIAMONDS® Trust Series I	12,894		1,709
iShares MSCI EAFE® Index Fund(f)	22,414		1,761
iShares Russell 2000® Index Fund(f)	8,144		619
PowerShares QQQ(f)	11,020		565

Total Exchange Traded Funds (Identified Cost $ 4,780)			4,654

TOTAL LONG TERM INVESTMENTS—97.8% (Identified cost $246,667)			244,803

SHORT-TERM INVESTMENTS—14.9%
Money Market Mutual Funds—13.2%
State Street Navigator Prime Plus (4.88% seven-day effective yield)(h)	33,024,350		33,024

	PAR VALUE (000)
Commercial Paper(x)—1.7%
Nicor, Inc. 4.000% due 1/2/08	$4,385		4,385

Total Short-Term Investments (Identified Cost $37,409)			37,409

TOTAL INVESTMENTS—112.5% (Identified Cost $284,076)			282,212	(a)
Other assets and liabilities, net—(12.5)%			(31,345)

NET ASSETS—100.0%			$250,867

See Notes to Financial Statements

PHOENIX MULTI-SECTOR FIXED INCOME SERIES

At December 31, 2007, the Fund had entered into forward currency contracts as follows (reported in 000’s):

Contract to Receive	In Exchange for	Settlement Date	Value	Unrealized Appreciation (Depreciation)
JPY 270,936	USD 2,542	2/28/08	$2,441	$(101)

				(101)

USD	United States Dollar	JPY	Japanese Yen
(a)

Federal Income Tax Information (reported in 000’s): Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,485 and gross depreciation of $5,893 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $284,620.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $37,085 (reported in 000’s) or 14.8% of net assets.

(c)	Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d)

A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G, “Foreign security country determination” in the Notes to Financial Statements.

(e)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(f)	All or a portion of security is on loan.
(g)	All or a portion segregated as collateral for forward currency contracts.
(h)	Represents security purchased with cash collateral received for securities on loan.
(i)	Par value represents Australian Dollar.
(j)	Par value represents Brazilian Real.
(k)	Par value represents Canadian Dollar.
(l)	Par value represents Euro.
(m)	Par value represents Hungarian Forint.
(n)	Par value represents New Zealand Dollar.
(o)	Par value represents Norwegian Krone.
(p)	Par value represents Russian Ruble.
(q)	Par value represents Singapore Dollar.
(r)	Par value represents South African Rand.
(s)	Par value represents Swedish Krona.
(t)	Par value represents Turkish Lira.
(u)	Illiquid security.
(v)	Non-income producing.
(w)	Amount is less than $1,000.
(x)	The rate shown is the discount rate.
(y)

Illiquid and restricted security. At December 31, 2007 this security amounted to a value of $11 or 0.0% of (reported in 000’s) net assets. For acquisition information, see Note 6 “Illiquid and Restricted Securities” in the Notes to Financial Statements.

See Notes to Financial Statements

PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	PAR VALUE (000)	VALUE (000)
U.S. GOVERNMENT SECURITIES—3.1%
U.S. Treasury Notes—3.1%
U.S. Treasury Note 3.125% due 11/30/09	$75	$75
3.375% due 11/30/12	875	872
4.250% due 11/15/17	400	407

Total U.S. Government Securities (Identified Cost $1,348)		1,354

AGENCY MORTGAGE-BACKED SECURITIES—7.7%
FHLMC 4.650% due 10/10/13	160	159
4.500% due 12/1/18	342	336
FNMA 4.000% due 7/1/19	184	177
5.000% due 2/1/20	95	95
5.000% due 8/1/20	52	52
6.000% due 8/1/34	198	202
5.500% due 3/1/35	246	246
5.500% due 4/1/35	579	579
6.500% due 8/1/36	101	104
6.000% due 1/1/37	532	540
FNMA 04-W6, 1A4 5.500% due 7/25/34	303	303
FNMA 05-57, CK 5.000% due 7/25/35	56	56
FNMA 05-65, DK 5.000% due 8/25/35	68	68
FNMA 05-65, PJ 5.000% due 8/25/35	191	191
FNMA 05-74, AG 5.000% due 9/25/35	70	70
FNMA 05-80, AD 5.500% due 9/25/35	222	221

Total Agency Mortgage-Backed Securities (Identified Cost $3,394)		3,399

AGENCY NON-MORTGAGE BACKED SECURITIES—1.3%
FHLMC 5.200% due 3/5/19	595	596

TOTAL AGENCY NON-MORTGAGE BACKED SECURITIES (Identified Cost $584)		596

MUNICIPAL BONDS—4.1%
Colorado—0.6%
Colorado Department of Transportation Revenue (AMBAC Insured) 6.000% due 6/15/11	240	258

Georgia—0.6%
Georgia State Series C 5.250% due 7/1/16	115	121
5.250% due 7/1/18	160	168

		289

Maryland—0.4%
Maryland State 5.000% due 8/1/10	170	178

Massachusetts—0.4%
Commonwealth of Massachusetts General Obligation Series C (FSA Insured) 5.500% due 12/1/17	150	172

New York—0.7%
New York State Dormitory Authority Series B Taxable 3.350% due 12/15/09	315	309

Pennsylvania—0.8%
Philadelphia School District Taxable Series C (FSA Insured) 4.290% due 7/1/10	350	348

Texas—0.6%
Houston Texas Independent School District (FSA Insured) 5.500% due 7/15/18	235	253

Total Municipal Bonds (Identified Cost $1,808)		1,807

ASSET-BACKED SECURITIES—7.2%
Bombardier Capital Mortgage Securitization Corp. 99-A, A3 5.980% due 1/15/18(c)	110	108
Capital One Auto Finance Trust 05-BSS B 4.320% due 5/15/10	350	349
Carmax Auto Owner Trust 05-1 C 4.820% due 10/15/11	200	199
Chase Funding Mortgage Loan Asset-Backed Certificates 04-1, 1A4 4.111% due 8/25/30	80	79
DaimlerChrysler Auto Trust 05-A, B 3.880% due 7/8/11	250	249
Dunkin Securitization 06-1, M1 144A 8.285% due 6/20/31(b)	160	162
GMAC Mortgage Corp. Loan Trust 06-HE3, A2 5.750% due 10/25/36(c)	350	316
Great America Leasing Receivables 05-1, A4 144A 4.970% due 8/20/10(b)	230	230
GS Auto Loan Trust 06-1, A2 5.470% due 2/15/09	68	68
GSAMP Trust 06-S4, M6 6.065% due 5/25/36(c) (t)	310	3
JPMorgan Mortgage Acquisition Corp. 06-CW2, AF3 6.080% due 8/25/36(c)	225	223
MASTR Alternative Net Interest Margin 06-6, N1 144A 5.865% due 9/26/46(b) (c) (s)	26	2
Renaissance Home Equity Loan Trust 05-3, AF3 4.814% due 11/25/35(c)	625	618
Renaissance Home Equity Loan Trust 06-1, AF2 5.533% due 5/25/36(c)	131	129
Residential Funding Mortgage Securities II, Inc. 05-HI2, A3 4.460% due 5/25/35	131	130
Structured Asset Securities Corp. 05-7XS, 1A2B 5.270% due 4/25/35(c)	300	297

Total Asset-Backed Securities (Identified Cost $3,542)		3,162

DOMESTIC CORPORATE BONDS—18.7%
Aerospace & Defense—0.3%
L-3 Communications Corp. 7.625% due 6/15/12	115	118

Agricultural Products—0.3%
Cargill, Inc. 144A 5.600% due 9/15/12(b)	115	117

Airlines—3.2%
American Airlines, Inc. 01-1 6.977% due 11/23/22	412	381
Continental Airlines, Inc. 98-1A 6.648% due 3/15/19	164	165
Delta Air Lines, Inc. 00-1 7.379% due 11/18/11	211	211
JetBlue Airways Corp. 04-2 7.969% due 5/15/10(c)	251	250
United Airlines, Inc. 00-2 7.032% due 4/1/12	123	123
United Airlines, Inc. 01-1 6.071% due 9/1/14	266	264

		1,394

Application Software—0.1%
Intuit, Inc. 5.750% due 3/15/17(f)	41	40

Asset Management & Custody Banks—0.4%
Janus Capital Group, Inc. 6.250% due 6/15/12	75	77
Nuveen Investments, Inc. 5.000% due 9/15/10	95	87

		164

Automobile Manufacturers—0.2%
Daimler Finance North America LLC 6.500% due 11/15/13	70	73

See Notes to Financial Statements

PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES

	PAR VALUE (000)		VALUE (000)
Automotive Retail—0.2%
Hertz Corp.(The) 8.875% due 1/1/14	$100		$102

Broadcasting & Cable TV—0.9%
Comcast Cable Holdings LLC 7.875% due 8/1/13	150		165
COX Communications, Inc. 4.625% due 6/1/13	250		239

			404

Building Products—0.1%
Esco Corp. 144A 8.625% due 12/15/13(b)	54		54

Casinos & Gaming—0.1%
MGM MIRAGE 8.500% due 9/15/10	15		16
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC 144A 7.491% due 3/15/14(b) (c)	25		24

			40

Consumer Finance—3.1%
Ford Motor Credit Co. LLC 5.625% due 10/1/08	345		335
9.875% due 8/10/11	118		112
9.693% due 4/15/12(c)	135		132
GMAC LLC 6.034% due 9/23/08(c)	185		179
6.119% due 5/15/09(c)	135		126
6.875 % due 9/15/11	38		32
MBNA Corp. 4.625% due 9/15/08	100		100
Residential Capital LLC 7.625% due 11/21/08	100		80
7.500% due 2/22/11	50		31
SLM Corp. 4.035% due 2/1/10(c)	250		227

			1,354

Data Processing & Outsourced Services—0.7%
Convergys Corp. 4.875% due 12/15/09	250		253
First Data Corp. 144A 9.875% due 9/24/15(b)	65		61

			314

Distillers & Vintners—0.1%
Constellation Brands, Inc. 8.375% due 12/15/14	40		40

Electric Utilities—0.7%
Consumers Energy Co. Series H 4.800% due 2/17/09	100		100
Entergy Gulf States, Inc. 3.600% due 6/1/08	200		198

			298

Electrical Components & Equipment—0.2%
General Cable Corp. 7.606% due 4/1/15(c)	100		96

Health Care Facilities—0.1%
HCA, Inc. 9.125% due 11/15/14	45		47

Hotels, Resorts & Cruise Lines—0.1%
Starwood Hotels & Resort Worldwide, Inc. 6.250% due 2/15/13	63		63

Independent Power Producers & Energy Traders—0.1%
Texas Competitive Electric Holdings Co. LLC 144A 10.250% due 11/1/15(b)	36		36

Industrial Conglomerates—0.2%
Textron Financial Corp. 5.125% due 11/1/10	100		102

Investment Banking & Brokerage—0.9%
Lehman Brothers Holdings, Inc. 6.000% due 7/19/12	65		66
Merrill Lynch & Co., Inc. (Brazil) 10.710% due 3/8/17(d)	200	(h)	104
Morgan Stanley 144A (Brazil) 10.090% due 5/3/17(b)(d)	250	(h)	128
Piper Jaffray Equipment Trust Securities 144A 6.000% due 9/10/11(b)	125		119

			417

Life Sciences Tools & Services—0.3%
Fisher Scientific International, Inc. 6.750% due 8/15/14	140		143

Movies & Entertainment—0.2%
Time Warner, Inc. 6.875% due 5/1/12	100		105

Office Services & Supplies—0.2%
Steelcase, Inc. 6.500% due 8/15/11	100		105

Oil & Gas Equipment & Services—0.0%
Helix Energy Solutions 144A 9.500% due 1/15/16(b)	13		13

Oil & Gas Exploration & Production—0.3%
Swift Energy Co. 7.625% due 7/15/11	125		126

Oil & Gas Refining & Marketing—0.8%
Tesoro Corp. 6.250% due 11/1/12	115		116
Valero Energy Corp. 4.750% due 6/15/13	225		218

			334

Oil & Gas Storage & Transportation—0.7%
Knight, Inc. 6.500% due 9/1/12	110		110
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% due 6/15/14	75		78
Transcont Gas Pipe Corp. 7.000% due 8/15/11	100		105

			293

Other Diversified Financial Services—0.8%
ERAC USA Finance Co. 144A 5.300% due 11/15/08(b)	85		84
General Electric Capital Corp. 6.125% due 2/22/11	125		131
JP Morgan & Co., Inc. 6.250% due 1/15/09	50		51
MassMutual Global Funding II 144A 3.500% due 3/15/10(b)	100		99

			365

Paper Packaging—0.6%
Jefferson Smurfit Corp. 8.250% due 10/1/12	40		39
Packaging Corp. of America 4.375% due 8/1/08	250		248

			287

Paper Products—0.5%
AbitibiBowater, Inc. 7.991% due 3/15/10(c)	165		145
Verso Paper Holdings LLC and Verso Paper, Inc. Series B 8.661% due 8/1/14(c)	85		83

			228

Real Estate Management & Development—0.5%
Colonial Realty LP 4.800% due 4/1/11	250		244

Retail REITs—0.1%
Simon Property Group LP 5.600% due 9/1/11	55		55

Specialized Finance—0.2%
Yankee Acquisition Corp. Series B 8.500% due 2/15/15	80		74

Specialized REITs—0.7%
Host Hotels & Resorts LP 6.875% due 11/1/14	115		115
Nationwide Health Properties 6.250% due 2/1/13	130		135
Ventas Realty LP/Ventas Capital Corp. 6.750% due 6/1/10	50		51

			301

See Notes to Financial Statements

PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES

	PAR VALUE (000)		VALUE (000)
Steel—0.1%
Steel Dynamics, Inc. 144A 7.375% due 11/1/12(b)	$41		$41

Tobacco—0.5%
Philip Morris Capital Corp. 7.500% due 7/16/09	200		204

Wireless Telecommunication Services—0.2%
Nextel Communications, Inc. Series D 7.375% due 8/1/15	75		74

Total Domestic Corporate Bonds (Identified Cost $ 8,380)			8,265

NON-AGENCY MORTGAGE-BACKED SECURITIES—20.6%
American General Mortgage Loan Trust 06-1, A2 144A 5.750% due 12/25/35(b) (c)	275		273
Asset Securitization Corp. 96-D3, A1C 7.400% due 10/13/26	25		26
Banc of America Alternative Loan Trust 06-9, A1 6.000% due 1/25/37	413		408
Bear Stearns Commercial Mortgage Securities 04-ESA, J 144A 5.817% due 5/14/16(b)	350		359
Bear Stearns Structured Products, Inc. 04-15, A2 144A 0% due 11/27/34 (b)	39		37
Bear Stearns Structured Products, Inc. 05-10 144A 7.365% due 4/26/35(b) (c)	108		102
Bear Stearns Structured Products, Inc. 05-20N, A 144A 8.365% due 10/25/45(b) (c)	86		86
Chase Mortgage Finance Corp. 04-S1 M 5.098% due 2/25/19(c)	80		76
Chase Mortgage Finance Corp. 04-S3, 3A1 6.000% due 3/25/34	353		356
Chase Mortgage Finance Corp. 06-A1, 4A1 6.044% due 9/25/36(c)	415		419
Citicorp Mortgage Securities, Inc. 06-7, 1A1 6.000% due 12/25/36	111		111
Countrywide Home Loan Mortgage Pass-Through Trust 04-13, 1A1 5.500% due 8/25/34	179		180
Countrywide Home Loan Mortgage Pass-Through Trust 07-1, A2 6.000% due 3/25/37	258		260
Credit Suisse First Boston Mortgage Securities Corp. 03-8, 3A24 5.500% due 4/25/33	290		279
Credit Suisse First Boston Mortgage Securities Corp. 05-12, 6A1 6.000% due 1/25/36	143		141
Credit Suisse First Boston Mortgage Securities Corp. 98-C1, B 6.590% due 5/17/40	390		391
Crown Castle Towers LLC 05-1A, AFX 144A 4.643% due 6/15/35(b)	250		250
First Horizon Asset Securities, Inc. 05-AR1, 2A1 5.012% due 4/25/35(c)	235		236
Franchise Mortgage Acceptance Co. Loan Receivables Trust 98-CA, A2 144A 6.660% due 9/15/20(b)	65		63
GMAC Commercial Mortgage Securities, Inc 98-C2 E 6.500% due 5/15/35	50		52
GMAC Mortgage Corp. Loan Trust 05-AR2, 2A 4.862% due 5/25/35(c)	303		300
GMAC Mortgage Corp. Loan Trust 05-HE2, A3 4.622% due 11/25/35(c)	76		75
GMAC Mortgage Corp. Loan Trust 06-HE2, A3 6.320% due 5/25/36	350		342
Greenwich Structured Adjustable Rate Mortgage Products 05-4A, N1 144A 7.793% due 7/27/45(b) (c)	25		25
GS Mortgage Securities Corp. II 07-EOP, G 144A 5.060% due 3/6/20(b) (c)	130		122
GS Mortgage Securities Corp. II 07-EOP, H 144A 5.190% due 3/6/20(b) (c)	110		105
Harborview Mortgage Loan Trust 05-15, B8 6.699% due 10/20/45(c)	200		140
Harborview Mortgage Loan Trust 05-9, B10 6.699% due 6/20/35(c)	129		105
Harborview Net Interest Margin Corp. 06-12, N1 144A 6.409% due 12/19/36(b)	48		48
IndyMac Index Mortgage Loan Trust 06-AR25, 3A1 6.368% due 9/25/36(c)	184		184
Indymac Index Mortgage Loan Trust 07-AR2, B1 5.868% due 6/25/37(c)	135		116
JPMorgan Mortgage Trust 05-S3, 2A2 5.500% due 1/25/21	49		49
JPMorgan Mortgage Trust 06-A1, B1 5.399% due 2/25/36(c)	248		243
Lehman Brothers – UBS Commercial Mortgage Trust 07-C2, A2 5.303% due 2/15/40	225		226
Lehman XS Net Interest Margin 06-GPM4, A1 144A 6.250% due 9/28/46(b)	19		19
Lehman XS Net Interest Margin 06-GPM7, A1 144A 6.250% due 12/28/46(b)	62		61
MASTR Alternative Net Interest Margin Trust 05-CW1A, N1 144A 6.750% due 12/26/35(b) (s)	22		19
MASTR Resecuritization Trust 05-4CI, N2 144A 7.865% due 4/26/45(b) (c) (s)	120		59
Merrill Lynch/Countrywide Commercial Mortgage Investors, Inc. 06-3, 2A1 6.090% due 10/25/36(c)	195		198
Residential Accredit Loans, Inc. 05-QA4, A5 5.450% due 4/25/35(c)	229		225
Residential Funding Mortgage Securities I, Inc. 05-SA1, 2A 4.856% due 3/25/35(c)	165		163
Residential Funding Mortgage Securities I, Inc. 06-S4, A2 6.000% due 4/25/36	215		217
SBA Commercial Mortgage Backed Securities Trust 06-1A, B 144A 5.451% due 11/15/36(b)	95		94
Structured Asset Securities Corp. 03-32, 1A1 5.210% due 11/25/33(c)	165		161
Wachovia Bank Commercial Mortgage Trust 2004-C12, A2 5.001% due 7/15/41	215		216
Wachovia Mortgage Loan Trust LLC 06-A, B1 5.416% due 5/20/36(c)	249		237
Wells Fargo Mortgage Backed Securities Trust 04-EE, 2A3 3.989% due 12/25/34(c)	165		163
Wells Fargo Mortgage Backed Securities Trust 04-R, 2A1 4.360% due 9/25/34(c)	276		275
Wells Fargo Mortgage Backed Securities Trust 05-14, 2A1 5.500% due 12/25/35	224		219
Wells Fargo Mortgage Backed Securities Trust 05-5, 1A1 5.000% due 5/25/20	178		175
Wells Fargo Mortgage Backed Securities Trust 05-AR10, 2A16 4.109% due 6/25/35(c)	210		204
Wells Fargo Mortgage Backed Securities Trust 05-AR16, 6A3 5.000% due 10/25/35(c)	223		224

Total Non-Agency Mortgage-Backed Securities (Identified Cost $ 9,322)			9,114

FOREIGN GOVERNMENT SECURITIES—15.6%
Argentina—0.4%
Republic of Argentina 5.389% due 8/3/12(c)	194		171

Australia—1.2%
Commonwealth of Australia Series 909 7.500% due 9/15/09	622	(g)	552

Brazil—1.9%
Federative Republic of Brazil 10.500% due 7/14/14	45		57
7.875% due 3/7/15	150		170
12.500% due 1/5/16	737	(h)	451
12.500% due 1/5/22	250	(h)	157

			835

See Notes to Financial Statements

PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES

	PAR
	VALUE		VALUE
	(000)		(000)
Canada—0.4%
Commonwealth of Canada 3.750% due 6/1/08	193	(i)	$195

Chile—0.6%
Republic of Chile 5.411% due 1/28/08(c)	$250		250

Colombia—0.2%
Republic of Colombia 10.000% due 1/23/12	60		70

Germany—0.4%
Federal Republic of Germany 144A 3.250% due 4/17/09(b)	115	(j)	166

Hungary—0.2%
Republic of Hungary 6.250% due 4/24/09	20,000	(k)	114

Indonesia—0.2%
Republic of Indonesia 144A 7.250% due 4/20/15(b)	100		106

Mexico—0.6%
United Mexican States 5.943% due 1/13/09(c)	250		250

New Zealand—0.5%
Commonwealth of New Zealand Series 708 6.000% due 7/15/08	307	(l)	234

Norway—1.4%
Kingdom of Norway 5.500% due 5/15/09	3,225	(m)	600

Philippines—1.2%
Republic of Philippines 8.375% due 3/12/09	200		208
8.375% due 2/15/11	285		308

			516

Russia—0.3%
Russian Federation RegS 7.500% due 3/31/30(c) (e)	114		130

Singapore—0.3%
Singapore Government 2.500% due 10/1/12	175	(o)	123

Sweden—0.2%
Kingdom of Sweden Series 1043 5.000% due 1/28/09	715	(p)	112

Trinidad and Tobago—0.2%
Republic of Trinidad and Tobago RegS 9.875% due 10/1/09(e)	75		82

Turkey—2.3%
Republic of Turkey 10.500% due 1/13/08	350		351
0% due 5/6/09	400	(q)	277
11.750% due 6/15/10	340		395

			1,023

Venezuela—3.1%
Republic of Venezuela 8.500% due 10/8/14	330		319
5.750% due 2/26/16	140		113
Republic of Venezuela RegS 5.375% due 8/7/10(e)	975		919

			1,351

Total Foreign Government Securities (Identified Cost $6,630)			6,880

FOREIGN CORPORATE BONDS(d) —9.1%

Canada—0.6%
European Investment Bank 144A 4.600% due 1/30/37(b)	150	(j)	149
Thomson Corp. (The) 4.250% due 8/15/09	100		100

			249

Chile—0.7%
Celulosa Arauco y Constitucion SA 7.750% due 9/13/11	165		178
Empresa Nacional de Electricidad SA 7.750% due 7/15/08	120		121

			299

Germany—0.6%
Deutsche Bank AG NY Series GS 4.055% due 3/22/12(c)	250		250

Hong Kong—0.6%
Hutchison Whampoa International Ltd. 144A 5.450% due 11/24/10(b)	250		253

India—0.4%
ICICI Bank Ltd. 144A 5.750% due 11/16/10(b)	175		174

Luxembourg—0.1%
Tyco Electronic Group SA 144A 6.000% due 10/1/12(b)	35		36

Malaysia—0.4%
Malaysia International Shipping Corporation Capital Ltd. 144A 5.000% due 7/1/09(b)	200		201

Mexico—0.4%
Fideicomiso Petacalco Trust 144A 10.160% due 12/23/09(b)	74		76
Vitro S.A.B. de C.V. 8.625% due 2/1/12	115		109

			185

Netherlands—0.4%
Majapahit Holding BV 144A 7.250% due 6/28/17(b)	100		96
NXP BV/NXP Funding LLC 7.993% due 10/15/13(c)	105		97

			193

Poland—0.5%
Telekomunikacja Polska SA Finance BV 144A 7.750% due 12/10/08(b)	225		231

Qatar—0.2%
Ras Laffan Liquefied Natural Gas Co. Ltd. 144A 3.437% due 9/15/09(b)	97		97

Russia—2.2%
European Bank for Reconstruction & Development 6.000% due 2/14/12	5,000	(n)	197
Gazprom OAO (Gaz Capital SA) 144A(b) 6.212% due 11/22/16	230		221
6.510% due 3/7/22	100		95
OJSC AK Transneft (TransCapitalInvest Ltd.) 144A 5.670% due 3/5/14(b)	270		259
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 6.299% due 5/15/17(b)	100		95
TNK-BP Finance SA RegS 6.125% due 3/20/12(e)	115		110

			977

South Korea—0.3%
Export-Import Bank of Korea 4.500% due 8/12/09	120		119

Switzerland—0.2%
Petroplus Finance Ltd. 144A 6.750% due 5/1/14(b)	75		70

Ukraine—0.2%
NAK Naftogaz Ukrainy (Standard Bank London Holdings plc) 8.125% due 9/30/09	100		95

United Arab Emirates—0.4%
Abu Dhabi National Energy Co. 144A 5.620% due 10/25/12(b)	170		172
United States—0.9%
Invesco plc 4.500% due 12/15/09	250		246
Nova Chemicals Corp. 7.863% due 11/15/13(c)	170		160

			406

Total Foreign Corporate Bonds (Identified Cost $ 4,060)			4,007

DOMESTIC CONVERTIBLE BONDS—0.1%
Pharmaceuticals—0.1%
Par Pharmaceutical Cos., Inc. 2.875% due 9/30/10	40		37

Total Domestic Convertible Bonds (Identified Cost $35)			37

See Notes to Financial Statements

PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES

	PAR VALUE (000)	VALUE (000)
FOREIGN CREDIT LINKED NOTES—0.2%

Indonesia—0.2%
Republic of Indonesia (Citigroup, Inc.) 11.867% due 6/15/09	$120	$106

Total Foreign Credit Linked Notes
(Identified Cost $ 111)		106

DOMESTIC LOAN AGREEMENTS (c) —8.5%
Advertising—0.1%
Lamar Media Corp. Tranche F 6.875% due 3/31/14	25	25

Alternative Carriers—0.3%
Level 3 Communications, Inc. Tranche B 7.493% due 3/13/14	17	16

Time Warner Telecom Holdings Tranche B 8.471% due 1/7/13	120	116

		132

Apparel Retail—0.3%
Hanesbrands, Inc. Tranche B 7.090% due 9/5/13	40	40
HBI Branded Apparel Ltd., Inc. Tranche 2 9.110% due 3/5/14	65	65
Totes Isotoner Corp. Tranche B 7.814% due 1/16/13	16	15

		120

Application Software—0.2%
Reynolds & Reynolds Co. (The) Tranche FL 7.198% due 10/24/12	93	89

Asset Management & Custody Banks—0.0%
Nuveen Investments, Inc. Tranche Term B 7.841% due 11/13/14	19	19

Automobile Manufacturers—0.4%
Ford Motor Co. Tranche B 8.360% due 12/15/13	114	106
General Motors Corp. Tranche B 7.745% due 11/29/13	94	89

		195

Broadcasting & Cable TV—0.7%
Charter Communications Operating LLC Tranche 7.360% due 3/6/14	248	232
DIRECTV Holdings LLC Tranche B 6.820% due 4/13/13	65	65

		297

Casinos & Gaming—0.0%
Wimar Operating Co. LLC Tranche B 7.610% due 1/3/12	17	16

Data Processing & Outsourced Services—0.3%
First Data Corp. Tranche B3 7.710% due 9/24/14	$149	$142

Department Stores—0.3%
Neiman-Marcus Group, Inc. (The) Tranche 7.346% due 4/6/13	144	139

Distributors—0.3%
Building Materials Holding Corp. Tranche B 7.850% due 11/10/13	158	135

Diversified Chemicals—0.3%
Celanese Holdings LLC Tranche Term B 8.181% due 3/30/14	120	115
Huntsman Corp. Tranche B 7.070% due 8/16/12	17	17

		132

Diversified Commercial & Professional Services—0.1%
ARAMARK Corp. Letter of Credit 7.198% due 1/26/14	3	3
ARAMARK Corp. Tranche B 7.198% due 1/26/14	41	39

		42

Electric Utilities—0.1%
Energy Future Holdings Tranche B2 8.645% due 10/10/14	62	61

Electrical Components & Equipment—0.2%
Baldor Electric Co. Tranche 6.938% due 1/31/14	74	72

Environmental & Facilities Services—0.5%
Allied Waste North America, Inc. Letter of Credit A 6.621% due 3/28/14	33	31
Allied Waste North America, Inc. Tranche B 6.440% due 3/28/14	54	52
Duratek, Inc. Tranche B 7.660% due 6/30/16	11	11
EnergySolutions LLC Tranche 7.570% due 2/26/14	107	104
EnergySolutions LLC Tranche B 7.660% due 6/7/13	23	23
EnviroCare Tranche C 7.570% due 6/30/16	1	1

		222

Fertilizers & Agricultural Chemicals—0.0%
Mosaic Co. (The) Tranche B 7.112% due 12/1/13	6	6

Health Care Facilities—0.4%
HCA, Inc. Tranche B 7.610% due 11/16/13	55	53
Health Management Associates, Inc. Tranche B 7.110% due 2/28/14	$35	$33
LifePoint Hospitals, Inc. Tranche B 6.985% due 4/15/12	83	79

		165

Health Care Services—0.2%
Davita Inc. Tranche B1 6.860% due 10/5/12	113	109

Housewares & Specialties—0.1%
Yankee Candle Co., Inc. Tranche B 8.891% due 2/6/14	50	47

Independent Power Producers & Energy Traders—0.4%
Mirant North America LLC Tranche B 7.070% due 1/3/13	40	38
NRG Energy, Inc. Letter of Credit 7.070% due 2/1/13	108	108
NRG Energy, Inc. Tranche B1 7.070% due 2/1/13	39	38

		184

Integrated Telecommunication Services—0.6%
NTELOS, Inc. Tranche B1 7.570% due 8/24/11	265	263

Leisure Facilities—0.1%
AMF Bowling Worldwide, Inc. Tranche B 7.860% due 5/17/13	60	57

Oil & Gas Drilling—0.1%
Hercules Offshore, Inc. Tranche 7.110% due 7/11/13	52	50

Oil & Gas Equipment & Services—0.2%
Helix Energy Solutions Group, Inc. Tranche 7.320% due 7/1/13	90	87

Paper Products—0.1%
NewPage Corp. Tranche B 9.891% due 12/20/14	24	23

Publishing—0.4%
Idearc, Inc. Tranche B 7.360% due 11/17/14	114	109
Tribune Co. Tranche B 8.375% due 5/17/14	60	51

		160

Restaurants—0.3%
Burger King Corp. Tranche B1 6.750% due 6/30/12	117	115

See Notes to Financial Statements

PHOENIX MULTI-SECTOR SHORT TERM SERIES

	PAR
	VALUE		VALUE
	(000)		(000)
Semiconductors—0.3%
Freescale Semiconductor, Inc. Tranche 7.110% due 12/1/13	$124		$115

Specialized Finance—0.4%
Solar Capital Corp. Tranche US 7.590% due 2/11/13	191		184

Specialty Chemicals—0.1%
JohnsonDiversey, Inc. Tranche B 7.860% due 12/16/11	26		26

Wireless Telecommunication Services—0.7%
ALLTEL Communications, Inc. Tranche B3 9.029% due 5/15/15	114		109
Cricket Communications, Inc. Tranche B1 7.360% due 6/16/13	111		110
MetroPCS Wireless, Inc. Tranche B 7.625% due 11/3/13	118		113

			332

Total Domestic Loan Agreements (Identified Cost $3,874)			3,761

FOREIGN LOAN AGREEMENTS (c) —0.6%
Germany—0.3%
Fresenius Medical Care AG & Co. KGaA Tranche B 6.735% due 3/31/13	135		132

United Kingdom—0.2%
Yell Group plc Tranche B1 7.320% due 2/10/13	75		72

United States—0.1%
Bausch & Lomb, Inc. Tranche 8.127% due 4/11/15	33	(l)	48

Total Foreign Loan Agreements (Identified Cost $257)			252

	SHARES
EXCHANGE TRADED FUNDS—0.8%
DIAMONDS® Trust Series I	1,444		191
iShares MSCI EAFE® Index Fund	920		72
iShares Russell 2000® Index Fund	730		56
PowerShares QQQ	1,100		56

Total Exchange Traded Funds (Identified Cost $382)			375

TOTAL LONG TERM INVESTMENTS—97.6% (Identified cost $43,724)			43,115

SHORT-TERM INVESTMENTS—2.0%
Commercial Paper(r)—2.0%
Nicor, Inc. 4.000% due 1/2/08	870		870

Total Short-Term Investments (Identified Cost $870)			870

TOTAL INVESTMENTS—99.6% (Identified Cost $44,594)			43,985	(a)

Other assets and liabilities, net—0.4%			183
NET ASSETS—100.0%			$44,168

At December 31, 2007, the Fund had entered into forward currency contracts as follows (reported in 000’s):

				Unrealized
				Appreciation
Contract to Receive	In Exchange for	Settlement Date	Value	(Depreciation)
JPY 48,453	USD 455	2/28/08	$437	$(18)

				(18)

USD	United States Dollar	JPY	Japanese Yen

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized depreciation of investment securities is comprised of gross appreciation of $298 and gross depreciation of $940 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $44,627.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $5,389 or 12.2% (reported in 000’s) of net assets.

(c)	Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d)

A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically or in the header, is determined based on criteria described in Note 2G, “Foreign security country determination” in the Notes to Financial Statements.

(e)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(f)	All or a portion segregated as collateral for forward currency contracts.
(g)	Par value represents Australian Dollar.
(h)	Par value represents Brazilian Real.
(i)	Par value represents Canadian Dollar.
(j)	Par value represents Euro.
(k)	Par value represents Hungarian Forint.
(l)	Par value represents New Zealand Dollar.
(m)	Par value represents Norwegian Krone.
(n)	Par value represents Russian Ruble.
(o)	Par value represents Singapore Dollar.
(p)	Par value represents Swedish Krona.
(q)	Par value represents Turkish Lira.
(r)	The rate shown is the discount rate.
(s)	Illiquid and restricted security.
(t)	Illiquid Security.

At December 31, 2007, these securities amounted to a value of $80 or 0.2% of (reported in 000’s) net assets. For acquisition information, see Note 6 “Illiquid and Restricted Securities” in the Notes to Financial Statements.

See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	PAR
	VALUE	VALUE
	(000)	(000)
U.S. GOVERNMENT SECURITIES—1.1%
U.S. Treasury Bonds—0.7%
U.S. Treasury Bond 5.000% due 5/15/37	$1,620	$1,766

U.S. Treasury Notes—0.4%
U.S. Treasury Note 3.375% due 11/30/12	125	124
4.250% due 11/15/17	1,075	1,094

		1,218

Total U.S. Government Securities (Identified Cost $2,953)		2,984

AGENCY NON-MORTGAGE BACKED
SECURITIES—0.6%
FHLMC 5.200% due 3/5/19	1,520	1,521

Total Agency Non-Mortgage Backed Securities (Identified Cost $1,492)		1,521

AGENCY MORTGAGE-BACKED SECURITIES—6.7%
FHLMC R010-AB 5.500% due 12/15/19	568	574
FNMA
4.500% due 6/1/19	455	448
4.000% due 6/1/20	618	592
5.000% due 6/1/20	1,453	1,454
4.500% due 7/1/20	1,142	1,123
6.500% due 10/1/31	32	33
6.000% due 9/1/32	210	214
5.000% due 5/1/34	947	925
5.500% due 5/1/34	1,029	1,029
5.500% due 6/1/34	2,834	2,834
6.000% due 7/1/34	454	462
5.000% due 6/1/35	4,361	4,257
5.000% due 11/1/35	1,268	1,237
5.000% due 3/1/36	665	649
5.500% due 1/1/37	540	539
5.500% due 4/1/37	298	298
FNMA 04-W6, 1A4 5.500% due 7/25/34	491	491
GNMA 6.500% due 11/15/23	76	79
6.500% due 12/15/23	18	19
6.500% due 2/15/24	143	148
6.500% due 6/15/28	168	174
6.500% due 7/15/31	115	119
6.500% due 11/15/31	105	109
6.500% due 2/15/32	143	149
6.500% due 4/15/32	122	127

Total Agency Mortgage-Backed Securities (Identified Cost $18,173)		18,083

MUNICIPAL BONDS—2.8%
California—1.0%
Alameda Corridor Transportation Authority Series C Taxable (MBIA Insured) 6.600% due 10/1/29	$1,000	$1,097
Kern County Pension Obligation Taxable (MBIA Insured) 7.260% due 8/15/14	420	468
Sonoma County Pension Obligation Taxable (FSA Insured) 6.625% due 6/1/13	1,065	1,116

		2,681

Florida—0.1%
Miami-Dade County Educational Facilities Authority Taxable Series C 5.480% due 4/1/16	200	201

Massachusetts—0.1%
Commonwealth of Massachusetts General Obligation Series C (FSA Insured) 5.500% due 12/1/17	295	338

Minnesota—0.4%
State of Minnesota, General Revenue 5.000% due 8/1/19	900	989

Mississippi—0.3%
Mississippi Development Bank Series A Taxable (FSA Insured) 5.000% due 6/1/12	710	718

Pennsylvania—0.5%
City of Pittsburgh Pension Obligation Taxable Series C (FGIC Insured) 6.500% due 3/1/17	1,250	1,359

Texas—0.4%
City of Dallas 5.000% due 2/15/17	1,100	1,203

Total Municipal Bonds (Identified Cost $7,104)		7,489

ASSET-BACKED SECURITIES—2.5%
Bayview Financial Acquisition Trust 06-A, 1A2 5.483% due 2/28/41(c)	325	316
Capital One Auto Finance Trust 07-B, A3A 5.030% due 4/15/12	925	931
Carmax Auto Owner Trust 05-2, A4 4.340% due 9/15/10	900	897
Carmax Auto Owner Trust 07-2, A3 5.230% due 12/15/11	$1,550	$1,566
Dunkin Securitization 06-1, M1 144A 8.285% due 6/20/31(b)	305	308
GS Auto Loan Trust 06-1, A2 5.470% due 2/15/09	137	137
JPMorgan Mortgage Acquisition Corp. 06-CW2, AF3 6.080% due 8/25/36(c)	470	465
Nomura Asset Acceptance Corp. 07-1, 1A2 5.669% due 3/25/47(c)	620	558
Residential Funding Mortgage Securities II, Inc. 06-HSA1, A3 5.230% due 2/25/36(c)	1,000	811
Wachovia Auto Loan Owner Trust 06-2A, A3 144A 5.230% due 8/22/11(b)	675	676

Total Asset-Backed Securities (Identified Cost $6,908)		6,665

DOMESTIC CORPORATE BONDS—9.5%
Aerospace & Defense—0.5%
L-3 Communications Corp. 7.625% due 6/15/12	250	257
Rockwell Collins, Inc. 4.750% due 12/1/13	1,000	1,019

		1,276

Airlines—0.6%
American Airlines, Inc. 01-1 6.977% due 11/23/22	597	552
Continental Airlines, Inc. 98-1A 6.648% due 3/15/19	457	460
JetBlue Airways Corp. 04-2 7.969% due 5/15/10(c)	387	385
United Airlines, Inc. 01-1 6.071% due 9/1/14	286	285

		1,682

Application Software—0.0%
Intuit, Inc. 5.750% due 3/15/17	71	70

Asset Management & Custody Banks—0.1%
Bank of New York Mellon Corp. (The) 4.950% due 11/1/12	180	180
Janus Capital Group, Inc. 6.250% due 6/15/12	150	154

		334

Automobile Manufacturers—0.1%
Daimler Finance North America LLC 6.500% due 11/15/13	130	136

See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION SERIES

	PAR
	VALUE		VALUE
	(000)		(000)
Automotive Retail—0.1%
AutoNation, Inc. 7.000% due 4/15/14	$245		$233

Broadcasting & Cable TV—0.0%
Time Warner Cable, Inc. 5.850% due 5/1/17	130		130

Building Products—0.2%
CRH America, Inc. (Ireland) 6.000% due 9/30/16(d)	255		249
Masco Corp. 5.850% due 3/15/17	165		160
Owens Corning, Inc. 6.500% due 12/1/16	60		55

			464

Casinos & Gaming—0.1%
MGM MIRAGE 8.500% due 9/15/10	25		26
Seneca Gaming, Corp. Series B 7.250% due 5/1/12	225		228

			254

Communications Equipment—0.1%
Cisco Systems, Inc. 5.500% due 2/22/16	250		254

Construction Materials—0.1%
Vulcan Materials Co. 5.600% due 11/30/12	190		191

Consumer Finance—1.1%
Ford Motor Credit Co. LLC 8.625% due 11/1/10	180		167
9.875% due 8/10/11	238		225
9.693% due 4/15/12(c)	50		49
7.800% due 6/1/12	200		175
GMAC LLC 6.875% due 9/15/11	38		33
6.875% due 8/28/12	500		419
6.750% due 12/1/14	80		65
Residential Capital LLC 7.625% due 11/21/08	125		100
SLM Corp. 4.035% due 2/1/10(c)	1,950		1,772

			3,005

Data Processing & Outsourced Services—0.1%
Broadridge Financial Solutions, Inc. 6.125% due 6/1/17	250		247
First Data Corp. 144A 9.875% due 9/24/15(b)	110		103

			350

Diversified Banks—0.4%
National Capital Trust II 144A 5.486% due 12/29/49(b) (c)	950		868
Wachovia Corp. 4.875% due 2/15/14	355		341

			1,209

Diversified Commercial & Professional
Services—0.1%
Equifax, Inc. 6.300% due 7/1/17	$240		$244

Drug Retail—0.1%
CVS Caremark Corp. 5.750% due 6/1/17	260		262

Electric Utilities—0.5%
Entergy Gulf States, Inc. 5.700% due 6/1/15	1,000		973
Great River Energy 144A 5.829% due 7/1/17(b)	150		156
Southern Power Co. Series D 4.875% due 7/15/15	280		265

			1,394

Electronic Equipment Manufacturers—0.4%
Mettler-Toledo International, Inc. 4.850% due 11/15/10	1,000		1,023

Food Retail—0.1%
Kroger Co. (The) 6.800% due 12/15/18	130		138
Safeway, Inc. 6.350% due 8/15/17	190		198

			336

Gas Utilities—0.2%
AmeriGas Partners LP 7.250% due 5/20/15	500		492

Health Care Distributors—0.0%
Cardinal Health, Inc. 144A 6.000% due 6/15/17(b)	80		81

Health Care Equipment—0.1%
HCA, Inc. 144A 9.250% due 11/15/16(b)	180		189

Health Care Services—0.1%
Quest Diagnostics, Inc. 6.400% due 7/1/17	280		289

Home Furnishings—0.1%
Mohawk Industries, Inc. 6.125% due 1/15/16	275		275

Hotels, Resorts & Cruise Lines—0.1%
Royal Caribbean Cruises Ltd. 7.250% due 6/15/16	285		282

Independent Power Producers & Energy
Traders—0.1%
AES Corp. (The) 144A 7.750% due 10/15/15(b)	250		255

Industrial Machinery—0.8%
ITW Cupids Financing Trust I 144A 6.550% due 12/31/11(b)	2,000		2,102

Integrated Telecommunication Services—0.2%
Citizens Communications Co. 6.250% due 1/15/13	$190		$185
Qwest Corp. 7.875% due 9/1/11	125		130
6.500% due 6/1/17	143		137
Verizon Communications, Inc. 4.900% due 9/15/15	225		219

			671

Investment Banking & Brokerage—0.5%
BlackRock, Inc. 6.250% due 9/15/17	300		309
Lehman Brothers Holdings, Inc. 6.000% due 7/19/12	300		306
Merrill Lynch & Co., Inc. 6.110% due 1/29/37	270		238
Merrill Lynch & Co., Inc. (Brazil) 10.710% due 3/8/17	240	(h)	124
Morgan Stanley 144A (Brazil) 10.090% due 5/3/17(b)	600	(h)	307

			1,284

Leisure Products—0.1%
Hasbro, Inc. 6.300% due 9/15/17	200		205

Movies & Entertainment—0.1%
Time Warner, Inc. 6.875% due 5/1/12	200		211

Multi-line Insurance—0.1%
Assurant, Inc. 5.625% due 2/15/14	250		245

Multi-Utilities—0.1%
Dominion Resources, Inc. Series D 5.000% due 3/15/13(m)	175		171

Office Electronics—0.1%
Xerox Corp. 6.750% due 2/1/17	325		339

Office REITs—0.1%
HRPT Properties Trust 5.750% due 11/1/15	275		257

Office Services & Supplies—0.1%
Pitney Bowes, Inc. 4.750% due 5/15/18	375		349

Oil & Gas Equipment & Services—0.0%
Helix Energy Solutions 144A 9.500% due 1/15/16(b)	50		51

Oil & Gas Exploration & Production—0.3%
Apache Corp. 6.000% due 1/15/37	365		362
Plains Exploration & Production Co. 7.750% due 6/15/15	125		126
XTO Energy, Inc. 6.250% due 8/1/17	190		199

			687

See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION SERIES

	PAR VALUE (000)		VALUE (000)
Oil & Gas Refining & Marketing—0.1%
Tesoro Corp. 6.500% due 6/1/17	$255		$254

Oil & Gas Storage & Transportation—0.4%
Kinder Morgan Management Co. ULC 5.700% due 1/5/16	725		660
NGPL PipeCo. LLC 144A 6.514% due 12/15/12(b)	250		254
TEPPCO Partners LP 7.625% due 2/15/12	130		143

			1,057

Other Diversified Financial Services—0.4%
General Electric Capital Corp. 5.375% due 10/20/16	700		709
JPMorgan Chase & Co. 5.250% due 5/1/15	250		244

			953

Paper Products—0.0%
Verso Paper Holdings LLC and Verso Paper, Inc. Series B 8.661% due 8/1/14(c)	93		91

Regional Banks—0.4%
SunTrust Banks, Inc. 5.250% due 11/5/12	150		151
Zions Bancorporation 5.650% due 5/15/14	1,000		981

			1,132

Specialized REITs—0.1%
Host Hotels & Resorts LP 6.875% due 11/1/14	200		200
Realty Income Corp. 6.750% due 8/15/19	110		113

			313

Tobacco—0.2%
Reynolds American, Inc. 7.300% due 7/15/15	600		623

Total Domestic Corporate Bonds (Identified Cost $25,963)			25,705

NON-AGENCY MORTGAGE-BACKED SECURITIES—12.2%
Banc of America Alternative Loan Trust 06-9, A1 6.000% due 1/25/37	1,219		1,202
Banc of America Funding Corp. 05-8, 1A1 5.500% due 1/25/36	584		578
Bear Stearns Adjustable Rate Mortgage Trust 05-12, 13A1 5.444% due 2/25/36(c)	613		601
Bear Stearns Commercial Mortgage Securities 06-PW12, A4 5.711% due 9/11/38(c)	720		744
Bear Stearns Commercial Mortgage Securities 07-PW18, AM 6.084% due 6/11/50(c)	550		553
Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3 5.000% due 8/25/35	553		551
Citigroup/Deutsche Bank Commercial Mortgage Trust 06-CD2, A4 5.362% due 1/15/46(c)	1,190		1,196
Countrywide Home Loan Mortgage Pass-Through Trust 04-13, 1A1 5.500% due 8/25/34	716		719
Credit Suisse First Boston Mortgage Securities Corp. 05-12, 6A1 6.000% due 1/25/36	962		953
Credit Suisse Mortgage Capital Certificates 06-C1, A4 5.555% due 2/15/39(c)	1,710		1,736
Crown Castle Towers LLC 05-1A, AFX 144A 4.643% due 6/15/35(b)	800		800
DLJ Commercial Mortgage Corp. 98-CF2, A1B 6.240% due 11/12/31	2,651		2,664
First Horizon Asset Securities, Inc. 05-AR1, 2A1 5.012% due 4/25/35(c)	763		768
GMAC Mortgage Corp. Loan Trust 05-HE2, A3 4.622% due 11/25/35(c)	379		375
GS Mortgage Securities Corp. II 05-GG4, AJ 4.782% due 7/10/39	800		727
GS Mortgage Securities Corp. II 99-C1, A2 6.110% due 11/18/30(c)	2,024		2,029
Harborview Net Interest Margin Corp. 06-12, N1 144A 6.409% due 12/19/36(b)	58		57
IndyMac Index Mortgage Loan Trust 06-AR25, 3A1 6.368% due 9/25/36(c)	612		613
JPMorgan Chase Commercial Mortgage Securities Corp. 01-CIBC, A3 6.260% due 3/15/33	1,123		1,165
JPMorgan Mortgage Acquisition Corp. 06-CW2, AF4 6.337% due 8/25/36(c)	530		516
JPMorgan Mortgage Trust 05-S3, 2A2 5.500% due 1/25/21	655		659
Lehman Brothers—UBS Commercial Mortgage Trust 06-C6, A4 5.372% due 9/15/39	325		326
Lehman Brothers – UBS Commercial Mortgage Trust 07-C2, A2 5.303% due 2/15/40	1,230		1,234
Lehman Brothers – UBS Commercial Mortgage Trust 07-C6, A2 5.845% due 7/15/40	500		510
MASTR Resecuritization Trust 05-1 144A 5.000% due 10/28/34(b)	334		317
Merrill Lynch Mortgage Trust 06-C1, AM 5.659% due 5/12/39(c)	700		705
Morgan Stanley Capital I 06-T23, A4 5.811% due 8/12/41(c)	790		822
Residential Accredit Loans, Inc. 06-QA1, A21 5.966% due 1/25/36(c)	1,243		1,239
Residential Funding Mortgage Securities I, Inc. 05-SA1, 2A 4.856% due 3/25/35(c)	773		764
Structured Asset Securities Corp. 03-32, 1A1 5.210% due 11/25/33(c)	588		576
Timberstar Trust 06-1A, A 144A 5.668% due 10/15/36(b)	675		655
Wells Fargo Mortgage Backed Securities Trust 04-EE, 2A3 3.989% due 12/25/34(c)	561		555
Wells Fargo Mortgage Backed Securities Trust 05-14, 2A1 5.500% due 12/25/35	1,325		1,296
Wells Fargo Mortgage Backed Securities Trust 05-5, 1A1 5.000% due 5/25/20	1,176		1,158
Wells Fargo Mortgage Backed Securities Trust 05-AR10, 2A16 4.109% due 6/25/35(c)	1,000		970
Wells Fargo Mortgage Backed Securities Trust 05-AR16, 6A3 5.000% due 10/25/35(c)	546		545
Wells Fargo Mortgage Backed Securities Trust 05-AR4, 2A1 4.524% due 4/25/35(c)	1,343		1,336
Wells Fargo Mortgage Backed Securities Trust 05-AR4, 2A2 4.524% due 4/25/35(c)	202		200
Wells Fargo Mortgage Backed Securities Trust 07-AR3, A4 6.067% due 4/25/37(c)	576		569

Total Non-Agency Mortgage-Backed Securities (Identified Cost $33,074)			32,983

FOREIGN GOVERNMENT SECURITIES—0.9%
Australia—0.1%
Commonwealth of Australia Series 909 7.500% due 9/15/09	350	(g)	310

Brazil—0.1%
Federative Republic of Brazil 11.000% due 8/17/40	165		221

Canada—0.1%
Commonwealth of Canada 4.250% due 9/1/09	295	(i)	301

Germany—0.0%
Federal Republic of Germany 144A 3.250% due 4/17/09(b)	55	(j)	80

See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION SERIES

	PAR VALUE (000)		VALUE (000)
Norway—0.1%
Kingdom of Norway 5.500% due 5/15/09	1,900	(k)	$354

Philippines—0.1%
Republic of Philippines 10.625% due 3/16/25	$70		101
7.750% due 1/14/31	120		139

			240

Russia—0.1%
Russian Federation RegS 7.500% due 3/31/30(c) (e)	297		339

Sweden—0.1%
Kingdom of Sweden Series 1043 5.000% due 1/28/09	980	(l)	153

Trinidad and Tobago—0.0%
Republic of Trinidad and Tobago RegS 9.875% due 10/1/09(e)	115		126

Turkey—0.1%
Republic of Turkey 7.000% due 6/5/20	190		198

Ukraine—0.1%
Republic of Ukraine 144A 6.580% due 11/21/16(b)	275		270

Total Foreign Government Securities (Identified Cost $2,357)			2,592

FOREIGN CORPORATE BONDS (d) —3.6%
Aruba—0.1%
UFJ Finance AEC 6.750% due 7/15/13	275		299

Australia—0.3%
United Energy Distribution Holdings Property Ltd. 144A 5.450% due 4/15/16(b)	500		512
Westfield Capital Corp. Ltd./Westfield Finance Authority 144A 5.125% due 11/15/14(b)	355		332

			844

Brazil—0.2%
GTL Trade Finance, Inc. 144A 7.250% due 10/20/17(b)	143		145
Vale Overseas Ltd. 6.250% due 1/11/16	230		231
6.250% due 1/23/17	115		115

			491

Canada—0.3%
Catalyst Paper Corp . 7.375% due 3/1/14	180		137
EnCana Corp. 5.900% due 12/1/17	135		138
European Investment Bank 144A 4.600% due 1/30/37(b)	325	(i)	322
Xstrata Canada Corp. 5.500% due 6/15/17	260		252

			849

Chile—0.3%
Banco Santander Chile 144A 5.375% due 12/9/14(b)	300		300
Petropower I Funding Trust 144A 7.360% due 2/15/14(b)	418		418

			718

Germany—0.4%
Deutsche Bank AG NY Series GS 4.079% due 3/22/12(c)	1,000		999

Kazakhstan—0.1%
Kazkommerts International BV 144A 7.000% due 11/3/09(b)	175		165

Luxembourg—0.0%
Tyco Electronic Group SA 144A 6.000% due 10/1/12(b)	100		103

Mexico—0.0%
Vitro S.A.B. de C.V. 8.625% due 2/1/12	55		52

Philippines—0.1%
National Power Corp. 9.625% due 5/15/28	230		279

Russia—0.3%
Gazprom OAO (Gaz Capital SA) 144A(b) 6.212% due 11/22/16	230		220
6.510% due 3/7/22	125		119
OJSC AK Transneft (TransCapitalInvest Ltd.) 144A 5.670% due 3/5/14(b)	310		297
TNK-BP Finance SA RegS 6.125% due 3/20/12(e)	300		288

			924

Singapore—0.2%
DBS Bank Ltd. 144A 5.000% due 11/15/19(b) (c)	525		495

South Korea—0.1%
Export-Import Bank of Korea 5.500% due 10/17/12	250		251

Switzerland—0.1%
Petroplus Finance Ltd. 144A 6.750% due 5/1/14(b)	150		140

Turkey—0.1%
Bosphorus Financial Services Ltd. 144A 6.669% due 2/15/12(b) (c)	400		396

United Arab Emirates—0.2%
Abu Dhabi National Energy Co. 144A(b) 5.620% due 10/25/12	180		$183
5.875% due 10/27/16	305		298

			481

United Kingdom—0.6%
Diageo Capital plc 5.500% due 9/30/16	250		248
HBOS plc 144A 5.375% due 11/29/49(b) (c)	1,000		912
Tate & Lyle International Finance plc 144A 6.625% due 6/15/16(b)	275		292
Vodafone Group plc 5.000% due 9/15/15	150		145
6.150% due 2/27/37	145		143

			1,740

United States—0.1%
Nova Chemicals Corp. 7.863% due 11/15/13(c)	195		183

Venezuela—0.1%
Petroleos de Venezuela S.A. RegS 5.250% due 4/12/17(e)	375		267

Total Foreign Corporate Bonds (Identified Cost $9,865)			9,676

DOMESTIC LOAN AGREEMENTS(c) —1.2%
Advertising—0.0%
Lamar Media Corp. Tranche F 6.646% due 3/31/14	40		40

Alternative Carriers—0.0%
Level 3 Communications, Inc. Tranche B 7.493% due 3/13/14	18		17

Automobile Manufacturers—0.1%
Ford Motor Co. Tranche B 8.000% due 12/15/13	298		277

Automotive Retail—0.1%
Hertz Corp. Letter of Credit 7.110% due 12/21/12	45		44
Hertz Corp. Tranche B 7.110% due 12/21/12	254		249

			293

Broadcasting & Cable TV—0.1%
Charter Communications Operating LLC Tranche B 7.060% due 3/6/14	275		257

Data Processing & Outsourced Services—0.1%
First Data Corp. Tranche B3 7.710% due 9/24/14	400		381

Diversified Metals & Mining—0.1%
Compass Minerals Group, Inc. Tranche B 6.687% due 12/22/12	171		167

See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION SERIES

	PAR VALUE (000)		VALUE (000)
Electric Utilities—0.0%
Energy Future Holdings Tranche B2 8.645% due 10/10/14	$73		$72

Environmental & Facilities Services—0.1%
Allied Waste North America, Inc. Letter of Credit A 6.621% due 3/28/14	131		126
Allied Waste North America, Inc. Tranche B 6.390% due 3/28/14	220		211

			337

Health Care Facilities—0.0%
Health Management Associates, Inc. Tranche B 6.800% due 2/28/14	40		37

Housewares & Specialties—0.1%
Yankee Candle Co., Inc. Tranche B 8.891% due 2/6/14	200		188

Oil & Gas Drilling—0.0%
Hercules Offshore, Inc. Tranche 7.110% due 7/11/13	60		58

Oil & Gas Equipment & Services—0.0%
Helix Energy Solutions Group, Inc. Tranche 8.360% due 7/1/13	67		64

Paper Products—0.1%
Georgia-Pacific Corp. Tranche B1 7.150% due 12/20/12	299		286

Publishing—0.1%
Idearc, Inc. Tranche B 7.360% due 11/17/14	299		286

Restaurants—0.1%
Burger King Corp. Tranche B1 6.750% due 6/30/12	121		119

Specialized Finance—0.1%
Solar Capital Corp. Tranche US 8.818% due 2/28/14	299		290

Wireless Telecommunication Services—0.1%
ALLTEL Communications, Inc. Tranche B3 9.029% due 5/15/15	160		154

Total Domestic Loan Agreements (Identified Cost $3,409)			3,323

FOREIGN LOAN AGREEMENTS(c) —0.0%
United States—0.0%
Bausch & Lomb, Inc. Tranche 8.127% due 10/26/15	24	(j)	35

Total Foreign Loan Agreements (Identified Cost $34)			35

	SHARES		VALUE (000)
DOMESTIC COMMON STOCKS—56.8%
Aerospace & Defense—3.0%
Boeing Co. (The)	20,100		$1,758
General Dynamics Corp.	4,700		418
Honeywell International, Inc.	16,700		1,028
Lockheed Martin Corp.	12,900		1,358
Northrop Grumman Corp.	8,000		629
Raytheon Co.	8,900		540
United Technologies Corp.	30,700		2,350

			8,081

Air Freight & Logistics—0.1%
United Parcel Service, Inc. Class B	5,100		361

Airlines—0.1%
AMR Corp.(f)	10,500		147
Continental Airlines, Inc. Class B(f)	3,600		80

			227

Apparel Retail—0.3%
Aeropostale, Inc.(f)	6,650		177
Gap, Inc. (The)	23,600		502
Men’s Wearhouse, Inc. (The)	4,300		116

			795

Apparel, Accessories & Luxury Goods—0.1%
VF Corp.	5,000		343

Application Software—0.1%
Aspen Technology, Inc.(f)	16,800		273

Asset Management & Custody Banks—2.0%
Ameriprise Financial, Inc.	4,000		221
Bank of New York Mellon Corp. (The)	25,157		1,227
Federated Investors, Inc. Class B	8,600		354
Franklin Resources, Inc.	5,000		572
Legg Mason, Inc.	6,400		468
Northern Trust Corp.	10,500		804
SEI Investments Co.	12,600		405
State Street Corp.	15,100		1,226

			5,277

Auto Parts & Equipment—0.2%
American Axle & Manufacturing Holdings, Inc.	5,300		99
Lear Corp.(f)	17,300		478

			577

Automobile Manufacturers—0.1%
Thor Industries, Inc.	4,800		183

Biotechnology—0.4%
Cephalon, Inc.(f)	2,000		144
OSI Pharmaceuticals, Inc.(f)	17,800		863

			1,007

Brewers—0.4%
Anheuser-Busch Cos., Inc.	20,300		1,063

Broadcasting & Cable TV—0.4%
CBS Corp. Class B	35,310		962

Building Products—0.1%
Masco Corp.	15,600		337

Coal & Consumable Fuels—0.2%
Massey Energy Co.	18,400		658

Commercial Printing—0.2%
RR Donnelley & Sons Co.	12,700		479

Communications Equipment—1.0%
Cisco Systems, Inc.(f)	101,700		2,753

Computer & Electronics Retail—0.1%
RadioShack Corp.	11,900		201

Computer Hardware—2.3%
Hewlett-Packard Co.	52,650		2,658
International Business Machines Corp.	32,300		3,491
NCR Corp.(f)	3,100		78

			6,227

Computer Storage & Peripherals—0.3%
Emulex Corp.(f)	18,400		300
Network Appliance, Inc.(f)	10,100		252
QLogic Corp.(f)	10,100		144

			696

Construction & Engineering—0.0%
Perini Corp.(f)	1,700		70

Construction & Farm Machinery & Heavy Trucks—0.4%
AGCO Corp.(f)	7,200		489
Cummins, Inc.	1,200		153
Toro Co. (The)	6,700		365

			1,007

Data Processing & Outsourced Services—0.8%
Automatic Data Processing, Inc.	15,000		668
Computer Sciences Corp.(f)	7,900		391
Electronic Data Systems Corp.	23,300		483
Fiserv, Inc.(f)	13,200		732

			2,274

Diversified Banks—0.7%
Comerica, Inc.	6,100		266
Wells Fargo & Co.	55,400		1,672

			1,938

Diversified Chemicals—0.5%
Dow Chemical Co. (The)	12,700		501
du Pont (E.I.) de Nemours & Co.	20,200		890

			1,391

See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION SERIES

		VALUE
	SHARES	(000)
Diversified Commercial & Professional Services—0.2%
Dun & Bradstreet Corp.	4,500	$399

Diversified Metals & Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc. (Indonesia)(d)	2,800	287
Southern Copper Corp.	4,300	452

		739

Electric Utilities—0.7%
FirstEnergy Corp.	26,200	1,895

Electrical Components & Equipment—0.6%
Emerson Electric Co.	27,600	1,564
GrafTech International Ltd.(f)	6,100	108

		1,672

Electronic Equipment Manufacturers—0.3%
Agilent Technologies, Inc.(f)	18,300	672

Electronic Manufacturing Services—0.2%
Tyco Electronics Ltd.	15,500	576

Fertilizers & Agricultural Chemicals—0.0%
Terra Industries, Inc.(f)	2,400	115

Food Retail—0.3%
Kroger Co. (The)	17,500	467
SUPERVALU, Inc.	6,500	244

		711

Footwear—0.4%
NIKE, Inc. Class B	14,900	957

General Merchandise Stores—0.1%
Big Lots, Inc.(f)	10,700	171
Family Dollar Stores, Inc.	10,100	194

		365

Health Care Distributors—0.6%
Cardinal Health, Inc.	12,100	699
McKesson Corp.	15,500	1,015

		1,714

Health Care Equipment—0.3%
Baxter International, Inc.	15,100	877

Health Care Services—0.1%
Medco Health Solutions, Inc.(f)	3,800	385

Home Improvement Retail—0.4%
Sherwin-Williams Co. (The)	17,000	987

Household Appliances—0.2%
Stanley Works (The)	5,700	276
Whirlpool Corp.	3,100	253

		529

Household Products—0.7%
Clorox Co. (The)	14,300	932
Kimberly-Clark Corp.	5,500	381
Procter & Gamble Co. (The)	8,700	639

		1,952

Housewares & Specialties—0.2%
American Greetings Corp. Class A	6,000	122
Newell Rubbermaid, Inc.	12,600	326

		448

Hypermarkets & Super Centers—0.4%
BJ’s Wholesale Club, Inc.(f)	8,200	277
Wal-Mart Stores, Inc.	17,900	851

		1,128

Industrial Conglomerates—0.5%
Teleflex, Inc.	3,400	215
Tyco International Ltd.	28,000	1,110

		1,325

Industrial Machinery—0.9%
Dover Corp.	3,900	180
Eaton Corp.	13,200	1,280
Gardner Denver, Inc.(f)	5,000	165
Parker Hannifin Corp.	8,950	674

		2,299

Insurance Brokers—0.2%
AON Corp.	11,300	539

Integrated Oil & Gas—5.3%
Chevron Corp.	14,200	1,325
ConocoPhillips	19,100	1,687
Exxon Mobil Corp.	75,800	7,102
Marathon Oil Corp.	8,500	517
Occidental Petroleum Corp.	49,400	3,803

		14,434

Integrated Telecommunication Services—2.2%
AT&T, Inc.	100,457	4,175
Qwest Communications International, Inc.(f)	39,600	277
Verizon Communications, Inc.	21,100	922
Windstream Corp.	47,600	620

		5,994

Internet Retail—0.2%
Expedia, Inc.(f)	4,700	148
IAC/InterActiveCorp.(f)	9,500	256

		404

Internet Software & Services—0.4%
eBay, Inc.(f)	30,300	1,006

Investment Banking & Brokerage—0.7%
Charles Schwab Corp. (The)	15,400	394
Goldman Sachs Group, Inc. (The)	5,600	1,204
TD Ameritrade Holding Corp.(f)	16,700	335

		1,933

Leisure Products—0.0%
Hasbro, Inc.	5,000	128

Life & Health Insurance—2.3%
AFLAC, Inc.	11,900	745
Lincoln National Corp.	15,100	879
MetLife, Inc.	33,500	2,064
Principal Financial Group, Inc. (The)	13,200	909
Prudential Financial, Inc.	15,300	1,424
StanCorp Financial Group, Inc.	2,800	141
Unum Group	4,900	117

		6,279

Life Sciences Tools & Services—0.1%
Invitrogen Corp.(f)	3,800	355

Managed Health Care—1.7%
Aetna, Inc.	18,400	1,062
CIGNA Corp.	11,900	639
Coventry Health Care, Inc.(f)	2,900	172
UnitedHealth Group, Inc.	29,650	1,726
WellPoint, Inc.(f)	11,900	1,044

		4,643

Metal & Glass Containers—0.1%
Ball Corp.	3,200	144
Owens-Illinois, Inc.(f)	4,500	223

		367

Mortgage REITs—0.3%
Annaly Capital Management, Inc.	39,900	725
CapitalSource, Inc.	5,200	92

		817

Movies & Entertainment—1.6%
Time Warner, Inc.	76,200	1,258
Viacom, Inc. Class B(f)	34,400	1,511
Walt Disney Co. (The)	52,100	1,682

		4,451

Multi-line Insurance—1.1%
American International Group, Inc.	45,700	2,664
Hartford Financial Services Group, Inc. (The)	2,500	218

		2,882

See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION SERIES

		VALUE
	SHARES	(000)
Multi-Utilities—0.5%
Public Service Enterprise Group, Inc.	13,500	$1,326

Office Electronics—0.0%
Xerox Corp.	7,500	121

Oil & Gas Drilling—0.5%
ENSCO International, Inc.	3,200	191
Transocean, Inc.	7,500	1,073

		1,264

Oil & Gas Equipment & Services—0.7%
Dresser-Rand Group, Inc.(f)	6,800	266
National Oilwell Varco, Inc.(f)	15,300	1,124
Tidewater, Inc.	7,200	395

		1,785

Oil & Gas Exploration & Production—0.2%
Devon Energy Corp.	1,500	133
Noble Energy, Inc.	1,800	143
W&T Offshore, Inc.	10,700	321

		597

Oil & Gas Refining & Marketing—0.3%
Holly Corp.	3,300	168
Valero Energy Corp.	8,400	588

		756

Other Diversified Financial Services—2.9%
Bank of America Corp.	93,600	3,862
Citigroup, Inc.	9,600	283
JPMorgan Chase & Co.	84,800	3,701

		7,846

Packaged Foods & Meats—0.2%
General Mills, Inc.	9,600	547

Paper Packaging—0.1%
Packaging Corporation of America	13,100	369

Personal Products—0.2%
NBTY, Inc.(f)	17,800	488

Pharmaceuticals—4.0%
Abbott Laboratories	7,000	393
Bristol-Myers Squibb Co.	13,300	353
Endo Pharmaceuticals Holdings, Inc.(f)	8,300	221
Forest Laboratories, Inc.(f)	13,200	481
Johnson & Johnson	52,100	3,475
Merck & Co., Inc.	52,300	3,039
Pfizer, Inc.	115,900	2,634
Wyeth	8,000	354

		10,950

Photographic Products—0.1%
Eastman Kodak Co.	9,700	212

Property & Casualty Insurance—0.8%
Chubb Corp. (The)	5,900	322
Cincinnati Financial Corp.	5,400	214
Philadelphia Consolidated Holding Co.(f)	3,200	126
Travelers Cos., Inc. (The)	27,400	1,474

		2,136

Railroads—0.1%
Norfolk Southern Corp.	7,100	358

Real Estate Management & Development—0.0%
Jones Lang LaSalle, Inc.	1,000	71

Regional Banks—0.3%
Bank of Hawaii Corp.	1,900	97
KeyCorp	12,200	286
Regions Financial Corp.	14,500	343
SunTrust Banks, Inc.	3,100	194

		920

Restaurants—1.1%
McDonald’s Corp.	36,000	2,121
Yum! Brands, Inc.	22,900	876

		2,997

Semiconductor Equipment—0.6%
Applied Materials, Inc.	43,400	771
Lam Research Corp.(f)	4,600	199
MEMC Electronic Materials, Inc.(f)	3,600	319
Novellus Systems, Inc.(f)	13,000	358

		1,647

Semiconductors—1.2%
Amkor Technology, Inc.(f)	15,400	131
Integrated Device Technology, Inc.(f)	21,800	246
Intel Corp.	48,000	1,280
NVIDIA Corp.(f)	16,950	577
Texas Instruments, Inc.	29,300	979

		3,213

Soft Drinks—0.9%
Coca-Cola Co. (The)	22,500	1,381
Pepsi Bottling Group, Inc. (The)	28,900	1,140

		2,521

Specialized REITs—0.2%
FelCor Lodging Trust, Inc.	14,600	228
Host Hotels & Resorts, Inc.	12,300	209

		437

Specialty Chemicals—0.1%
H.B. Fuller Co.	7,800	175

Steel—0.2%
AK Steel Holding Corp.(f)	11,000	509

Systems Software—3.0%
BMC Software, Inc.(f)	8,800	314
McAfee, Inc.(f)	4,100	154
Microsoft Corp.	147,700	5,258
Oracle Corp.(f)	75,800	1,711
Symantec Corp.(f)	39,200	633

		8,070

Technology Distributors—0.0%
Arrow Electronics, Inc.(f)	2,600	102

Tobacco—1.0%
Altria Group, Inc.	15,060	1,138
Loews Corp. – Carolina Group	14,500	1,237
Reynolds American, Inc.	2,400	158
Universal Corp.	4,700	241

		2,774

Wireless Telecommunication Services—0.2%
Sprint Nextel Corp.	40,900	537

Total Domestic Common Stocks (Identified Cost $125,883)		153,885

FOREIGN COMMON STOCKS(d) —0.6%
Computer Storage & Peripherals—0.1%
Seagate Technology (Singapore)	15,100	385

Industrial Machinery—0.1%
Ingersoll-Rand Co., Ltd. Class A (United States)	3,400	158

IT Consulting & Other Services—0.3%
Accenture Ltd. Class A (United States)	23,300	840

Property & Casualty Insurance—0.1%
XL Capital Ltd. Class A (United States)	6,600	332

Total Foreign Common Stocks (Identified Cost $1,980)		1,715

TOTAL LONG TERM INVESTMENTS—98.5% (Identified cost $239,195)		266,656

SHORT-TERM INVESTMENTS—1.3%
Money Market Mutual Funds—0.1%
State Street Navigator Prime Plus (4.88% seven-day effective yield)(n)	174	174

See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION SERIES

	PAR
	VALUE	VALUE
	(000)	(000)
Commercial Paper(o)—1.2%
Eaton Corp. 4.250% due 1/2/08	$2,420	$2,420
Archer-Daniels-Midland Co. 4.380% due 1/31/08	1,000	996

		3,416

Total Short-Term Investments (Identified Cost $3,590)		3,590

TOTAL INVESTMENTS—99.8% (Identified Cost $242,785)		270,246	(a)
Other assets and liabilities, net—0.2%		407

NET ASSETS—100.0%		$270,653

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $34,305 and gross depreciation of $7,128 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $243,069.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $13,178 (reported in 000’s) or 4.9% of net assets.

(c)	Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d)

A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, or parenthetically, is determined based on criteria described in Note 2G, “Foreign security country determination” in the Notes to Financial Statements.

(e)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(f)	Non-income producing.
(g)	Par value represents Australian Dollar.
(h)	Par value represents Brazilian Real.
(i)	Par value represents Canadian Dollar.
(j)	Par value represents Euro.
(k)	Par value represents Norwegian Krone.
(l)	Par value represents Swedish Krona.
(m)	All or a portion of security is on loan.
(n)	Represents security purchased with cash collateral received for securities on loan.
(o)	The rate shown is the discount rate.

See Notes to Financial Statements

PHOENIX-ABERDEEN INTERNATIONAL SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31 2007

		VALUE
	SHARES	(000)
FOREIGN COMMON STOCKS(b) —94.5%
Argentina—2.0%
Tenaris S.A. ADR (Oil & Gas Equipment & Services)	227,500	$10,176

Belgium—3.5%
Belgacom SA (Integrated Telecommunication Services)	351,000	17,294

Brazil—4.3%
Petroleo Brasileiro S.A. ADR (Integrated Oil & Gas)	224,900	21,640

France—1.3%
PSA Peugeot Citroen SA (Automobile Manufacturers)(c)	88,300	6,691

Germany—12.3%
adidas AG (Apparel, Accessories & Luxury Goods)	148,100	11,012
Commerzbank AG (Diversified Banks)	260,900	9,926
Deutsche Post AG Registered Shares (Air Freight & Logistics)	189,100	6,493
Deutsche Postbank AG (Diversified Banks)	144,800	12,883
E.ON AG (Electric Utilities)	100,300	21,323

		61,637

Hong Kong—5.3%
CLP Holdings Ltd. (Electric Utilities)	1,485,000	10,089
Swire Pacific Ltd. Class B (Multi-Sector Holdings)	6,305,000	16,658

		26,747

India—1.0%
ICICI Bank Ltd. Sponsored ADR (Diversified Banks)	82,700	5,086

Italy—5.5%
ENI S.p.A. (Integrated Oil & Gas)	405,600	14,803
Intesa Sanpaolo S.p.A. (Diversified Banks)	1,618,000	12,733

		27,536

Japan—16.8%
Bank of Kyoto Ltd. (The) (Regional Banks)(c)	372,000	4,401
Canon, Inc. (Office Electronics)	299,250	13,696
Daito Trust Construction Co. Ltd. (Homebuilding)	288,500	15,828
Mitsubishi UFJ Financial Group, Inc. (Diversified Banks)	1,036,900	9,778
ORIX Corp. (Consumer Finance)	47,800	8,039
Seven and I Holdings Co., Ltd. (Food Retail)	267,000	7,757
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	214,600	12,537
Toyota Motor Corp. (Automobile Manufacturers)	229,300	12,212

		84,248

Mexico—2.4%
Grupo Aeroportuario del Sureste S.A. de C.V. ADR (Airport Services)	194,500	11,907

Netherlands—1.5%
Koninklijke Philips Electronics N.V. (Industrial Conglomerates)	176,700	7,572

Portugal—2.5%
Portugal Telecom SGPS S.A. (Integrated Telecommunication Services)	949,000	12,447

Singapore—2.4%
Oversea-Chinese Banking Corp., Ltd. (Diversified Banks)	2,127,800	12,127

Spain—2.0%
Corporacion Mapfre SA (Multi-line Insurance)	2,246,600	9,857

Sweden—3.9%
Nordea Bank AB (Diversified Banks)	613,200	10,276
Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	3,888,700	9,102

		19,378

Switzerland—5.6%
Nestle S.A. Registered Shares (Packaged Foods & Meats)	17,675	8,116
Zurich Financial Services AG Registered Shares (Multi-line Insurance)	68,050	19,972

		28,088

Taiwan—2.5%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Semiconductors)	1,269,432	12,644

United Kingdom—19.7%
AstraZeneca plc (Pharmaceuticals)	219,500	9,448
British American Tobacco plc (Tobacco)	248,400	9,711
Centrica plc (Multi-Utilities)	2,017,500	14,371
Morrison (WM) Supermarkets plc (Food Retail)	1,267,600	8,099
Premier Foods plc (Packaged Foods & Meats)	3,512,100	14,348
Resolution plc (Life & Health Insurance)	695,300	9,842
Vodafone Group plc (Wireless Telecommunication Services)	4,116,430	15,453
Weir Group plc (The) (Industrial Machinery)	621,200	9,986
Wolseley plc (Trading Companies & Distributors)	524,300	7,708

		98,966

Total Foreign Common Stocks (Identified Cost $367,739)		474,041

FOREIGN PREFERRED STOCKS(b)—2.9%
South Korea—2.9%
Samsung Electronics Co., Ltd. Pfd. 1.10% (Semiconductors)	32,300	14,655

Total Foreign Preferred Stocks (Identified Cost $ 11,881)		14,655

TOTAL LONG TERM INVESTMENTS—97.4% (Identified cost $379,620)		488,696

SHORT-TERM INVESTMENTS—3.2%
Money Market Mutual Funds—0.3%
State Street Navigator Prime Plus (4.88% seven-day effective yield)(d)	1,385,870	1,386

See Notes to Financial Statements

PHOENIX-ABERDEEN INTERNATIONAL SERIES

	PAR
	VALUE	VALUE
	(000)	(000)
Commercial Paper(e)—2.9%
Nicor, Inc. 4.000 % due 1/2/08	$3,845	$3,844
Praxair, Inc. 3.600% due 1/2/08	10,985	10,984

		14,828

Total Short-Term Investments (Identified Cost $16,214)		16,214

TOTAL INVESTMENTS—100.6% (Identified Cost $395,834)		504,910	(a)
Other assets and liabilities, net—(0.6)%		(2,997)

NET ASSETS—100.0%		$501,913

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $123,054 and gross depreciation of $14,936 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $396,792.

(b)

A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G, “Foreign security country determination” in the Notes to Financial Statements.

(c)	All or a portion of security is on loan.
(d)	Represents security purchased with cash collateral received for securities on loan.
(e)	The rate shown is the discount rate.

See Notes to Financial Statements

PHOENIX-ALGER SMALL-CAP GROWTH SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)
DOMESTIC COMMON STOCKS—94.8%
Aerospace & Defense—2.7%
BE Aerospace, Inc.(b)	14,880	$787
Esterline Technologies Corp.(b)	13,690	709

		1,496

Air Freight & Logistics—0.2%
Pacer International, Inc.	6,500	95

Airlines—0.5%
AirTran Holdings, Inc.(b)	42,270	303

Alternative Carriers—0.5%
Time Warner Telecom, Inc. Class A(b)	13,275	269

Apparel Retail—1.6%
AnnTaylor Stores Corp.(b)	12,070	309
Bebe Stores, Inc.	26,850	345
DSW, Inc. Class A(b)	11,740	220

		874

Apparel, Accessories & Luxury Goods—1.3%
Carter’s, Inc.(b)	16,915	327
Phillips-Van Heusen Corp.	10,730	396

		723

Application Software—5.8%
ANSYS, Inc.(b)	20,220	838
Concur Technologies, Inc.(b)	12,670	459
Solera Holdings, Inc.(b)	32,725	811
Synchronoss Technologies, Inc.(b)	15,240	540
Taleo Corp. Class A(b)	11,265	335
TIBCO Software, Inc.(b)	32,065	259

		3,242

Asset Management & Custody Banks—0.8%
American Capital Strategies Ltd.	2,985	98
Cohen & Steers, Inc.	10,875	326

		424

Auto Parts & Equipment—0.6%
Tenneco, Inc.(b)	13,530	353

Biotechnology—7.6%
Acorda Therapeutics, Inc.(b)	23,030	506
BioMarin Pharmaceutical, Inc.(b)	14,695	520
Cubist Pharmaceuticals, Inc.(b)	13,645	280
InterMune, Inc.(b)	14,110	188
Omrix Biopharmaceuticals, Inc.(b)	17,050	592
Onyx Pharmaceuticals, Inc.(b)	10,670	593
Progenics Pharmaceuticals, Inc.(b)	19,445	$351
Savient Pharmaceuticals, Inc.(b)	24,360	560
United Therapeutics Corp.(b)	6,765	661

		4,251

Casinos & Gaming—1.3%
Bally Technologies, Inc.(b)	14,530	722

Communications Equipment—3.7%
Acme Packet, Inc.(b)	33,400	420
Foundry Networks, Inc.(b)	26,860	471
Polycom, Inc.(b)	24,835	690
Sonus Networks, Inc.	83,455	486

		2,067

Computer Hardware—0.2%
Avid Technology, Inc.(b)	4,790	136

Computer Storage & Peripherals—1.5%
Novatel Wireless, Inc.(b)	23,955	388
Synaptics, Inc.(b)	11,335	467

		855

Construction & Engineering—2.3%
Aecom Technology Corp.(b)	22,835	652
URS Corp.(b)	12,015	653

		1,305

Construction & Farm Machinery & Heavy
Trucks—1.4%
Bucyrus International, Inc. Class A	7,750	770

Data Processing & Outsourced Services—3.4%
Heartland Payment Systems, Inc.	18,085	485
NeuStar, Inc. Class A(b)	17,475	501
VeriFone Holdings, Inc.(b)	14,920	347
Wright Express Corp.(b)	16,015	568

		1,901

Distillers & Vintners—0.8%
Central European Distribution Corp.(b)	7,285	423

Distributors—1.3%
LKQ Corp.(b)	35,090	738

Diversified Commercial & Professional
Services—3.9%
Corporate Executive Board Co. (The)	2,875	173
FTI Consulting, Inc.(b)	14,305	882
GEO Group, Inc. (The)(b)	25,865	724
TeleTech Holdings, Inc.(b)	19,195	$408

		2,187

Diversified Metals & Mining—1.5%
RTI International Metals, Inc.(b)	4,925	339
Thompson Creek Metals Co., Inc.(b)	30,015	514

		853

Electric Utilities—1.6%
ITC Holdings Corp.	15,470	873

Electrical Components & Equipment—1.1%
JA Solar Holdings Co. Ltd. ADR(b)	8,520	595

Footwear—2.4%
Deckers Outdoor Corp.(b)	4,510	699
Iconix Brand Group, Inc.(b)	33,605	661

		1,360

Health Care Equipment—3.3%
ArthroCare Corp.(b)	10,070	484
DexCom, Inc.(b)	14,785	130
Hologic, Inc.(b)	10,980	754
Thoratec Corp.(b)	27,173	494

		1,862

Health Care Facilities—0.8%
Psychiatric Solutions, Inc.(b)	14,340	466

Health Care Services—0.9%
Landauer, Inc.	9,500	493

Health Care Supplies—1.4%
Immucor, Inc.(b)	5,545	188
Inverness Medical Innovations, Inc.(b)	10,245	576

		764

Health Care Technology—0.6%
Allscripts Healthcare Solutions, Inc.	17,265	335

Human Resources & Employment Services—0.3%
Resources Connection, Inc.	10,000	182

Industrial Machinery—3.6%
Actuant Corp. Class A	19,320	657
CLARCOR, Inc.	15,770	599
RBC Bearings, Inc.(b)	17,040	740

		1,996

See Notes to Financial Statements

PHOENIX-ALGER SMALL-CAP GROWTH SERIES

	SHARES	VALUE (000)

Internet Retail—2.4%
GSI Commerce, ® Inc.(b)	29,044	$567
priceline.com, Inc.(b)	6,550	752

		1,319

Internet Software & Services—3.9%
Autobytel, Inc.(b)	60,530	167
Autobytel, Inc.(b)(d)	3,757	10
DealerTrack Holdings, Inc.(b)	15,460	517
Digital River, Inc.(b)	8,045	266
Internap Network Services Corp.	25,080	209
j2 Global Communications, Inc.(b)	4,785	101
Omniture, Inc.(b)	12,935	431
VistaPrint Ltd.(b)	11,175	479

		2,180

Investment Banking & Brokerage—1.6%
GFI Group, Inc.(b)	2,875	275
Greenhill & Co., Inc.	9,020	600

		875

IT Consulting & Other Services—0.5%
SI International, Inc.(b)	9,010	247

Leisure Facilities—1.2%
Life Time Fitness, Inc.(b)	12,920	642

Life Sciences Tools & Services—3.0%
Illumina, Inc.(b)	11,915	706
Nektar Therapeutics(b)	29,690	199
Parexel International Corp.(b)	15,805	764

		1,669

Metal & Glass Containers—1.2%
Silgan Holdings, Inc.	12,800	665

Oil & Gas Equipment & Services—2.4%
Cal Dive International, Inc.(b)	27,316	362
Dril-Quip, Inc.(b)	11,475	639
T-3 Energy Services, Inc.(b)	7,050	331

		1,332

Oil & Gas Exploration & Production—2.9%
Carrizo Oil & Gas, Inc.(b)	8,915	488
Concho Resources, Inc.(b)	27,685	571
Mariner Energy, Inc.(b)	23,475	537

		1,596

Oil & Gas Refining & Marketing—0.8%
CVR Energy, Inc.(b)	18,035	450

Packaged Foods & Meats—1.3%
Hain Celestial Group, Inc. (The)(b)	22,310	714

Pharmaceuticals—1.1%
Adams Respiratory Therapeutics, Inc.(b)	10,650	636

Property & Casualty Insurance—1.1%
First Mercury Financial Corp.(b)	26,130	637

Regional Banks—2.6%
Boston Private Financial
Holdings, Inc.	18,515	502
First Midwest Bancorp, Inc.	12,820	392
Signature Bank(b)	9,545	322
Wintrust Financial Corp.	7,060	234

		1,450

Restaurants—0.4%
McCormick & Schmick’s Seafood Restaurants, Inc.(b)	20,225	241

Semiconductor Equipment—2.0%
FormFactor, Inc.(b)	12,390	410
Tessera Technologies, Inc.(b)	17,085	711

		1,121

Semiconductors—2.9%
Atheros Communications, Inc.(b)	19,375	592
ON Semiconductor Corp.(b)	62,740	557
SiRF Technology Holdings, Inc.	19,545	491

		1,640

Specialized Consumer Services—0.7%
Matthews International Corp. Class A	7,700	361

Specialty Chemicals—1.6%
Balchem Corp.	14,100	315
Zoltek Cos., Inc.(b)	13,125	563

		878

Thrifts & Mortgage Finance—1.0%
FirstFed Financial Corp.(b)	6,270	$225
Washington Federal, Inc.	16,550	349

		574

Wireless Telecommunication Services—1.3%
SBA Communications Corp. Class A(b)	20,905	707

Total Domestic Common Stocks (Identified Cost $41,730)		52,847

FOREIGN COMMON STOCKS(c)—4.7%
Coal & Consumable Fuels—0.5%
Uranium One, Inc. (Canada)(b)	31,380	277

Communications Equipment—1.2%
NICE Systems Ltd. – Sponsored ADR (Israel)(b)	19,285	662

Hotels, Resorts & Cruise Lines—0.6%
Orient-Express Hotel Ltd. Class A (Bermuda)	5,554	319

Oil & Gas Exploration & Production—1.4%
Petrobank Energy & Resources Ltd. (Canada)(b)	13,490	796

Technology Distributors—1.0%
Mellanox Technologies Ltd. (Israel)(b)	31,726	578

Total Foreign Common Stocks (Identified Cost $1,869)		2,632

TOTAL LONG TERM INVESTMENTS—99.5% (Identified cost $43,599)		55,479

SHORT-TERM INVESTMENTS—0.7%

	PAR VALUE (000)

Federal Agency Securities(e) —0.7%
FHLB
3.900% due 1/3/08	$300	300
3.900% due 1/11/08	100	100

Total Short-Term Investments (Identified Cost $400)		400

TOTAL INVESTMENTS—100.2% (Identified Cost $43,999)		55,879	(a)
Other assets and liabilities, net—(0.2)%		(111)

NET ASSETS—100.0%		$55,768

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,562 and gross depreciation of $2,867 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $44,184.

(b)	Non-income producing.
(c)

A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, “Foreign security country determination” in the Notes to Financial Statements.

(d)

Illiquid and restricted security. At December 31, 2007, this security amounted to a value of $10 (reported in 000’s) or 0.0% of net assets. For acquisition information, see Note 6 “Illiquid and Restricted Securities” in the Notes to Financial Statements.

(e)	The rate shown is the discount rate.

See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)

DOMESTIC COMMON STOCKS—96.4%
REAL ESTATE INVESTMENT TRUSTS—96.4%
DIVERSIFIED—4.7%
Vornado Realty Trust	72,093	$6,341

HEALTH CARE—11.5%
HCP, Inc.	120,399	4,187
Health Care REIT, Inc.	91,775	4,101
Nationwide Health Properties, Inc.	54,411	1,707
Ventas, Inc.	121,674	5,506

		15,501

INDUSTRIAL/OFFICE—30.6%
Industrial—9.6%
AMB Property Corp.	56,178	3,234
DCT Industrial Trust, Inc.	60,747	565
Prologis	145,563	9,226

		13,025

Mixed—1.6%
Duke Realty Corp.	70,743	1,845
PS Business Parks, Inc.	7,094	373

		2,218

Office—15.3%
Alexandria Real Estate Equities, Inc.	59,559	6,055
Boston Properties, Inc.	52,343	4,806
Corporate Office Properties Trust	129,681	4,085
Douglas Emmett, Inc.	18,165	411
Kilroy Realty Corp.	15,253	838
SL Green Realty Corp.	47,810	4,468

		20,663

SPECIALTY—4.1%
Digital Realty Trust, Inc.	143,432	5,503

		41,409

LODGING/RESORTS—6.9%
DiamondRock Hospitality Co.	110,897	1,661
Host Hotels & Resorts, Inc.	290,473	4,950
LaSalle Hotel Properties	48,500	1,547
Sunstone Hotel Investors, Inc.	66,975	1,225

		9,383

RESIDENTIAL—10.0%
Apartments—10.0%
AvalonBay Communities, Inc.	35,663	3,357
BRE Properties, Inc.	35,746	1,449
Equity Residential	94,669	3,453
Essex Property Trust, Inc.	36,470	3,555
UDR, Inc.	86,434	1,716

		13,530

RETAIL—28.1%
Regional Malls—15.9%
General Growth Properties, Inc.	132,880	5,472
Macerich Co. (The)	64,582	4,589
Simon Property Group, Inc.	130,939	11,374

		21,435

Shopping Centers—12.2%
Developers Diversified Realty Corp.	79,410	3,040
Federal Realty Investment Trust	35,980	2,956
Kimco Realty Corp.	132,307	4,816
Regency Centers Corp.	50,330	3,246
Tanger Factory Outlet Centers, Inc.	66,461	2,506

		16,564

		37,999

SELF STORAGE—4.6%
Extra Space Storage, Inc.	148,224	2,118
Public Storage, Inc.	55,225	4,054

		6,172

Total Domestic Common Stocks (Identified cost $88,134)		130,335

TOTAL LONG TERM INVESTMENTS—96.4% (Identified cost $87,810)		130,335

SHORT-TERM INVESTMENTS—2.5%

	PAR VALUE (000)

Federal Agency Securities(b)—2.5%
FHLB
3.200% due 1/2/08	$2,190	2,190
4.240% due 1/2/08	1,175	1,175

Total Short-Term Investments (Identified cost $3,365)		3,365

TOTAL INVESTMENTS—98.9% (Identified cost $91,176)		133,700	(a)
Other assets and liabilities, net—1.1%		1,440

NET ASSETS—100.0%		$135,140

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $44,644 and gross depreciation of $2,279 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $91,335.

(b)	The rate shown is the discount rate.

See Notes to Financial Statements

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)
EXCHANGE TRADED FUNDS—98.2%
Consumer Discretionary Select Sector SPDR Fund	$21,180	693
Consumer Staples Select Sector SPDR Fund	63,850	1,839
Energy Select Sector SPDR Fund	23,060	1,830
Financial Select Sector SPDR Fund	80,079	2,317
Health Care Select Sector SPDR Fund	52,320	1,847
Industrial Select Sector SPDR Fund	52,970	2,074
iShares Dow Jones US Telecommunications Sector Index Fund	31,060	917
iShares Lehman Short Treasury Bond Fund	10,575	1,159
iShares MSCI Emerging Markets Index Fund	12,210	1,835
iShares MSCI Japan Index Fund	52,510	695
iShares S&P Europe 350 Index Fund	20,025	2,297
iShares S&P Latin America 40 Index Fund	3,665	912
Materials Select Sector SPDR Fund	16,570	691
Technology Select Sector SPDR Fund	112,165	2,990
Utilities Select Sector SPDR Fund	21,570	913

Total Exchange Traded Funds (Identified Cost $21,158)		23,009

TOTAL LONG TERM INVESTMENTS—98.2% (Identified cost $21,158)		23,009

	PAR VALUE (000)	VALUE (000)
SHORT-TERM INVESTMENTS—1.2%
Commercial Paper(b)—1.2%
Eaton Corp. 4.250% due 1/2/08	$270	$270

Total Short-Term Investments (Identified Cost $270)		270

TOTAL INVESTMENTS—99.4% (Identified Cost $21,428)		23,279	(a)
Other assets and liabilities, net—0.6%		147

NET ASSETS—100.0%		$23,426

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,745 and gross depreciation of $325 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $21,859.

(b)	The rate shown is the discount rate.

See Notes to Financial Statements

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)
EXCHANGE TRADED FUNDS—99.8%
Consumer Discretionary Select Sector SPDR Fund	22,138	$724
Consumer Staples Select Sector SPDR Fund	75,056	2,162
Energy Select Sector SPDR Fund	27,124	2,152
Financial Select Sector SPDR Fund	75,316	2,179
Health Care Select Sector SPDR Fund	51,250	1,810
Industrial Select Sector SPDR Fund	55,345	2,167
iShares Dow Jones US Telecommunications Sector Index Fund	36,510	1,078
iShares iBoxx $ Investment Grade Corporate Bond Fund	3,463	363
iShares Lehman 1-3 Year Treasury Bond Fund	53,125	4,364
iShares Lehman 3-7 Year Treasury Bond Fund	3,455	364
iShares Lehman 7-10 Year Treasury Bond Fund	4,200	365
iShares Lehman Short Treasury Bond Fund	49,705	5,450
iShares MSCI Emerging Markets Index Fund	16,740	2,516
iShares MSCI Japan Index Fund	54,870	726
iShares S&P Europe 350 Index Fund	25,110	2,881
iShares S&P Latin America 40 Index Fund	4,305	1,071
Materials Select Sector SPDR Fund	25,980	1,083
Technology Select Sector SPDR Fund	135,239	3,605
Utilities Select Sector SPDR Fund	25,360	1,073

Total Exchange Traded Funds (Identified Cost $33,890)		36,133

TOTAL LONG TERM INVESTMENTS—99.8% (Identified cost $33,890)		36,133

SHORT-TERM INVESTMENTS—0.4%

	PAR VALUE (000)
Commercial Paper(b)—0.4%
Nicor, Inc. 4.000% due 1/2/08	$145	145

Total Short-Term Investments (Identified Cost $145)		145

TOTAL INVESTMENTS—100.2% (Identified Cost $34,035)		36,278	(a)
Other assets and liabilities, net—(0.2)%		(89)

NET ASSETS—100.0%		$36,189

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,977 and gross depreciation of $287 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $34,588.

(b)	The rate shown is the discount rate.

See Notes to Financial Statements

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)
EXCHANGE TRADED FUNDS—100.0%
Consumer Staples Select Sector SPDR Fund	7,590	$219
Energy Select Sector SPDR Fund	1,815	144
Financial Select Sector SPDR Fund	2,560	74
Health Care Select Sector SPDR Fund	2,100	74
Industrial Select Sector SPDR Fund	5,600	219
iShares Dow Jones US Telecommunications Sector Index Fund	4,930	146
iShares iBoxx $ Investment Grade Corporate Bond Fund	1,395	146
iShares Lehman 1-3 Year Treasury Bond Fund	19,700	1,618
iShares Lehman 10-20 Year Treasury Bond Fund	2,810	295
iShares Lehman 20+ Year Treasury Bond Fund	2,380	222
iShares Lehman 3-7 Year Treasury Bond Fund	4,180	440
iShares Lehman 7-10 Year Treasury Bond Fund	4,240	368
iShares Lehman Short Treasury Bond Fund	18,765	2,057
iShares MSCI Emerging Markets Index Fund	1,945	292
iShares S&P Europe 350 Index Fund	2,570	295
iShares S&P Latin America 40 Index Fund	580	144
Materials Select Sector SPDR Fund	3,520	147
Technology Select Sector SPDR Fund	10,940	292
Utilities Select Sector SPDR Fund	3,440	146

Total Exchange Traded Funds (Identified Cost $7,016)		7,338

TOTAL INVESTMENTS—100.0% (Identified Cost $7,016)		7,338	(a)
Other assets and liabilities, net—0.0%		(1)

NET ASSETS—100.0%		$7,337

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $300 and gross depreciation of $8 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $7,046.

See Notes to Financial Statements

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)
EXCHANGE TRADED FUNDS—99.7%
Consumer Discretionary Select Sector SPDR Fund	6,000	$196
Consumer Staples Select Sector SPDR Fund	33,910	977
Energy Select Sector SPDR Fund	12,245	972
Financial Select Sector SPDR Fund	27,230	788
Health Care Select Sector SPDR Fund	16,670	589
Industrial Select Sector SPDR Fund	30,010	1,175
iShares Dow Jones US Telecommunications Sector Index Fund	19,810	585
iShares iBoxx $ Investment Grade Corporate Bond Fund	1,875	196
iShares Lehman 1-3 Year Treasury Bond Fund	33,620	2,762
iShares Lehman 10-20 Year Treasury Bond Fund	3,760	395
iShares Lehman 20+ Year Treasury Bond Fund	4,250	395
iShares Lehman 3-7 Year Treasury Bond Fund	7,490	789
iShares Lehman 7-10 Year Treasury Bond Fund	6,825	592
iShares Lehman Short Treasury Bond Fund	34,135	3,742
iShares MSCI Emerging Markets Index Fund	6,485	975
iShares MSCI Japan Index Fund	14,870	197
iShares S&P Europe 350 Index Fund	10,205	1,171
iShares S&P Latin America 40 Index Fund	2,340	582
Materials Select Sector SPDR Fund	9,390	391
Technology Select Sector SPDR Fund	58,675	1,564
Utilities Select Sector SPDR Fund	13,740	582

Total Exchange Traded Funds (Identified cost $18,310)		19,615

TOTAL LONG TERM INVESTMENTS—99.7% (Identified cost $ 18,310)		19,615

SHORT-TERM INVESTMENTS—0.6%

	PAR VALUE (000)
Commercial Paper(b)—0.6%
Nicor, Inc. 4.000% due 1/2/08	$125	125

Total Short-Term Investments (Identified cost $125)		125

TOTAL INVESTMENTS—100.3% (Identified Cost $18,435)		19,740	(a)
Other assets and liabilities, net—(0.3)%		(55)

NET ASSETS—100.0%		$19,685

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,138 and gross depreciation of $70 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $18,672.

(b)	The rate shown is the discount rate.

See Notes to Financial Statements

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)
DOMESTIC COMMON STOCKS—90.0%

Aerospace & Defense—0.9%
Goodrich Corp.	18,000	$1,271

Agricultural Products—0.3%
Corn Products International, Inc.	10,600	390

Airlines—1.7%
Alaska Air Group, Inc.(b)	34,100	853
Continental Airlines, Inc. Class B(b)	30,100	669
SkyWest, Inc.	30,200	811

		2,333

Apparel, Accessories & Luxury Goods—1.2%
Jones Apparel Group, Inc.	37,000	592
VF Corp.	14,900	1,023

		1,615

Auto Parts & Equipment—1.9%
ArvinMeritor, Inc.	93,500	1,097
TRW Automotive Holdings Corp.(b)	70,800	1,479

		2,576

Automotive Retail—0.8%
AutoNation, Inc.(b)	66,961	1,049

Brewers—1.6%
Molson Coors Brewing Co. Class B	43,000	2,220

Commodity Chemicals—1.3%
Celanese Corp. Series A	40,800	1,727

Communications Equipment—1.2%
CommScope, Inc.(b)	34,500	1,698

Construction & Farm Machinery & Heavy Trucks—2.2%
AGCO Corp.(b)	23,600	1,604
Terex Corp.(b)	22,800	1,495

		3,099

Department Stores—0.3%
Dillard’s, Inc. Class A	23,000	432

Diversified Chemicals—1.2%
Ashland, Inc.	35,900	1,703

Electric Utilities—3.8%
Allegheny Energy, Inc.	14,400	916
Northeast Utilities	61,800	1,935
Reliant Energy, Inc.(b)	94,000	2,466

		5,317

Electrical Components & Equipment—4.8%
Acuity Brands, Inc.	25,100	1,129
Cooper Industries Ltd. Class A	34,300	1,814
EnerSys(b)	72,800	1,817
Regal-Beloit Corp.	41,800	1,879

		6,639

Electronic Equipment Manufacturers—2.0%
AVX Corp.	22,400	301
Checkpoint Systems, Inc.(b)	43,800	1,138
Vishay Intertechnology, Inc.(b)	112,400	1,282

		2,721

Electronic Manufacturing Services—0.2%
Sanmina-SCI Corp.(b)	167,000	304

Food Distributors—1.4%
Performance Food Group Co.(b)	70,200	1,886

Food Retail—2.8%
Ruddick Corp.	64,300	2,229
SUPERVALU, Inc.	41,800	1,569

		3,798

Gas Utilities—0.7%
Atmos Energy Corp.	32,500	911

Health Care Distributors—0.2%
PharMerica Corp.(b)	16,105	224

Health Care Facilities—1.9%
Kindred Healthcare, Inc.(b)	44,000	1,099
LifePoint Hospitals, Inc.(b)	32,800	976
Universal Health Services, Inc. Class B	12,000	614

		2,689

Health Care Services—0.8%
Apria Healthcare Group, Inc.(b)	29,600	638
Omnicare, Inc.	22,400	511

		1,149

Home Furnishings—0.4%
Furniture Brands International, Inc.	59,700	601

Homebuilding—0.3%
KB Home	17,500	378

Human Resources & Employment Services—0.5%
Kelly Services, Inc. Class A	35,000	653

Independent Power Producers & Energy Traders—0.9%
Constellation Energy Group, Inc.	12,400	1,271

Industrial Machinery—4.9%
Briggs & Stratton Corp.	55,600	1,260
Kennametal, Inc.	53,000	2,007
Mueller Industries, Inc.	41,800	1,212
SPX Corp.	22,900	2,355

		6,834

Integrated Oil & Gas—2.6%
Hess Corp.	36,100	3,641

Leisure Products—0.4%
Brunswick Corp.	35,100	598

Life & Health Insurance—1.3%
StanCorp Financial Group, Inc.	36,200	1,824

Life Sciences Tools & Services—1.5%
PerkinElmer, Inc.	82,000	2,134

Managed Health Care—1.4%
Molina Healthcare, Inc.(b)	48,800	1,889

Metal & Glass Containers—1.6%
AptarGroup, Inc.	22,200	908
Owens-Illinois, Inc.(b)	4,500	223
Silgan Holdings, Inc.	20,700	1,075

		2,206

Multi-Utilities—1.6%
Puget Energy, Inc.	25,300	694
Wisconsin Energy Corp.	29,800	1,452

		2,146

Office REITs—0.9%
Digital Realty Trust, Inc.	31,500	1,209

Office Services & Supplies—2.2%
IKON Office Solutions, Inc.	125,300	1,632
United Stationers, Inc.(b)	30,000	1,386

		3,018

Oil & Gas Drilling—0.4%
Rowan Cos., Inc.	14,800	584

Oil & Gas Equipment & Services—2.0%
Exterran Holdings, Inc.(b)	16,800	1,374
Oil States International, Inc.(b)	41,500	1,416

		2,790

Packaged Foods & Meats—0.5%
Smithfield Foods, Inc.(b)	22,800	659

Paper Packaging—0.5%
Sonoco Products Co.	20,500	670

See Notes to Financial Statements

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

	SHARES	VALUE (000)
Property & Casualty Insurance—1.8%
Fidelity National Financial, Inc. Class A	75,900	$1,109
Old Republic International Corp.	92,500	1,425

		2,534

Regional Banks—5.6%
Central Pacific Financial Corp.	53,800	993
South Financial Group, Inc. (The)	60,900	952
Susquehanna Bancshares, Inc.	70,600	1,302
Trustmark Corp.	54,834	1,390
UnionBanCal Corp.	14,500	709
Webster Financial Corp.	44,100	1,410
Whitney Holding Corp.	38,500	1,007

		7,763

Residential REITs—0.5%
Mid-America Apartment Communities, Inc.	16,000	684

Restaurants—0.6%
Jack in the Box, Inc.(b)	12,900	332
Papa John’s International, Inc.(b)	19,500	443

		775

Retail REITs—1.0%
Tanger Factory Outlet Centers	17,800	671
Taubman Centers, Inc.	13,400	659

		1,330

Semiconductor Equipment—0.3%
Teradyne, Inc.(b)	45,000	465

Semiconductors—1.9%
Amkor Technology, Inc.(b)	79,400	677
Spansion, Inc. Class A(b)	78,000	307
Zoran Corp.(b)	72,900	1,641

		2,625

Specialized REITs—1.4%
Ashford Hospitality Trust, Inc.	68,000	489
FelCor Lodging Trust, Inc.	60,700	946
Strategic Hotels & Resorts, Inc.	30,500	510

		1,945

Specialty Chemicals—4.2%
Cytec Industries, Inc.	32,600	2,008
Lubrizol Corp. (The)	27,000	1,462
Rockwood Holdings, Inc.(b)	64,900	2,156
Zep, Inc.(b)	12,550	174
		5,800
Specialty Stores—0.1%
Office Depot, Inc. (b)	9,000	125

Steel—5.0%
Cleveland-Cliffs, Inc.	3,000	302
Commercial Metals Co.	49,900	1,470
Metal Management, Inc.	21,700	988
Quanex Corp.	33,200	1,723
Steel Dynamics, Inc.	40,200	2,395

		6,878

Technology Distributors—1.5%
Arrow Electronics, Inc.(b)	40,500	1,591
Tech Data Corp.(b)	13,500	509

		2,100

Thrifts & Mortgage Finance—1.8%
Astoria Financial Corp.	51,750	1,204
Provident Financial Services, Inc.	87,500	1,262

		2,466

Tobacco—1.5%
Universal Corp.	41,300	2,115

Trading Companies & Distributors—1.3%
GATX Corp.	49,100	1,801

Trucking—4.4%
Arkansas Best Corp.	41,000	900
Avis Budget Group, Inc.(b)	84,800	1,102
Con-Way, Inc.	35,000	1,454
Ryder System, Inc.	29,100	1,368
Werner Enterprises, Inc.	76,500	1,303

		6,127

Total Domestic Common Stocks (Identified Cost $ 116,046)		124,389

FOREIGN COMMON STOCKS(c)—7.4%

Auto Parts & Equipment—0.4%
Autoliv, Inc. (Sweden)	12,000	633

Commercial Printing—0.1%
Quebecor World, Inc. (Canada)(b)	53,000	95

Commodity Chemicals—0.6%
Methanex Corp. (Canada)	29,800	823

Electronic Manufacturing Services—0.4%
Flextronics International Ltd. (Singapore)(b)	47,229	570

Property & Casualty Insurance—1.4%
Aspen Insurance Holdings Ltd. (United States)	66,100	1,906

Reinsurance—4.5%
Arch Capital Group Ltd. (United States)(b)	37,500	2,638
PartnerRe Ltd. (United States)	6,700	553
Platinum Underwriters Holdings Ltd. (United States)	64,000	2,276
RenaissanceRe Holdings Ltd. (United States)	13,500	813

		6,280

Total Foreign Common Stocks (Identified Cost $9,844)		10,307

TOTAL LONG TERM INVESTMENTS—97.4% (Identified cost $125,890)		134,696

SHORT-TERM INVESTMENTS—2.4%

Money Market Mutual Funds—2.4%
SSgA Money Market Fund (4.96% seven-day effective yield)	3,316,443	3,316

Total Short-Term Investments (Identified Cost $3,316)		3,316

TOTAL INVESTMENTS—99.8% (Identified Cost $129,206)		138,012	(a)
Other assets and liabilities, net—0.2%		242

NET ASSETS—100.0%		$138,254

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $26,013 and gross depreciation of $17,207 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $129,206.

(b)	Non-income producing.
(c)

A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, “Foreign security country determination” in the Notes to Financial Statements.

See Notes to Financial Statements

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)
DOMESTIC COMMON STOCKS—91.8%

Airlines—1.7%
Alaska Air Group, Inc.(b)	19,100	$478
Continental Airlines, Inc. Class B(b)	14,500	322
SkyWest, Inc.	16,500	443

		1,243

Apparel Retail—1.0%
Shoe Carnival, Inc.(b)	53,800	759

Apparel, Accessories & Luxury Goods—0.3%
Jones Apparel Group, Inc.	11,600	186

Auto Parts & Equipment—1.9%
ArvinMeritor, Inc.	56,800	666
TRW Automotive Holdings Corp.(b)	33,400	698

		1,364

Automobile Manufacturers—0.5%
Monaco Coach Corp.	39,800	353

Automotive Retail—1.0%
Sonic Automotive, Inc. Class A	36,250	702

Communications Equipment—1.5%
CommScope, Inc.(b)	22,100	1,088

Construction & Farm Machinery & Heavy Trucks—3.6%
Accuride Corp.(b)	94,875	746
Commercial Vehicle Group, Inc.(b)	65,500	950
Terex Corp.(b)	14,300	937

		2,633

Department Stores—0.3%
Dillard’s, Inc. Class A	13,200	248

Diversified Commercial & Professional Services—0.5%
Angelica Corp.	20,575	393

Electric Utilities—1.4%
Northeast Utilities	33,150	1,038

Electrical Components & Equipment—3.7%
Acuity Brands, Inc.	14,100	635
EnerSys(b)	55,300	1,380
Regal-Beloit Corp.	16,000	719

		2,734

Electronic Equipment Manufacturers—2.0%
AVX Corp.	13,600	183
Checkpoint Systems, Inc.(b)	22,600	587
Vishay Intertechnology, Inc.(b)	63,400	723

		1,493

Electronic Manufacturing Services—1.3%
CTS Corp.	76,100	756
Sanmina-SCI Corp.(b)	85,500	155

		911

Food Distributors—1.2%
Performance Food Group Co.(b)	33,900	911

Food Retail—1.8%
Ruddick Corp.	37,500	1,300

Gas Utilities—0.5%
Atmos Energy Corp.	14,200	398

Health Care Distributors—0.2%
PharMerica Corp.(b)	9,626	134

Health Care Equipment—2.0%
CONMED Corp.(b)	23,100	534
Datascope Corp.	25,600	932

		1,466

Health Care Facilities—2.7%
Five Star Quality Care, Inc.	58,000	482
Kindred Healthcare, Inc.(b)	26,300	657
LifePoint Hospitals, Inc.(b)	15,200	452
Universal Health Services, Inc. Class B	7,600	389

		1,980

Health Care Services—1.3%
Apria Healthcare Group, Inc.(b)	15,800	341
Gentiva Health Services, Inc.(b)	31,700	603

		944

Home Furnishings—0.5%
Furniture Brands International, Inc.	36,300	365

Homebuilding—0.3%
KB Home	10,200	220

Human Resources & Employment Services—0.5%
Kelly Services, Inc. Class A	19,900	371

Industrial Machinery—7.4%
Briggs & Stratton Corp.	31,900	723
Columbus McKinnon Corp.(b)	44,700	1,458
Hurco Cos., Inc.(b)	3,000	131
Kennametal, Inc.	26,000	984
Lydall, Inc.(b)	35,900	378
Mueller Industries, Inc.	22,200	644
Robbins & Myers, Inc.	14,400	1,089

		5,407

Leisure Products—0.6%
Brunswick Corp.	14,300	244
Steinway Musical Instruments, Inc.	7,200	198

		442

Life & Health Insurance—1.4%
StanCorp Financial Group, Inc.	20,100	1,013

Life Sciences Tools & Services—1.4%
PerkinElmer, Inc.	40,500	1,054

Managed Health Care—1.6%
Molina Healthcare, Inc.(b)	29,600	1,146

Metal & Glass Containers—2.6%
AptarGroup, Inc.	12,600	515
Myers Industries, Inc.	29,900	433
Silgan Holdings, Inc.	18,600	966

		1,914

Multi-line Insurance—0.5%
American National Insurance Co.	2,700	327

Multi-Utilities—0.5%
Puget Energy, Inc.	13,600	373

Office REITs—0.9%
Digital Realty Trust, Inc.	17,100	656

Office Services & Supplies—1.3%
IKON Office Solutions, Inc.	75,200	979

Oil & Gas Equipment & Services—2.4%
Bristow Group, Inc.(b)	5,400	306
Exterran Holdings, Inc.(b)	8,900	728
Oil States International, Inc.(b)	21,600	737

		1,771

Packaged Foods & Meats—2.6%
J & J Snack Foods Corp.	14,000	438
Sanderson Farms, Inc.	11,000	372
Smithfield Foods, Inc.(b)	37,561	1,086

		1,896

Paper Packaging—0.6%
Rock-Tenn Co. Class A	18,300	465

Paper Products—1.0%
Schweitzer-Mauduit
International, Inc.	27,525	713

See Notes to Financial Statements

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

	SHARES	VALUE (000)
Property & Casualty Insurance—2.1%
American Physicians Capital, Inc.	28,950	$1,200
Harleysville Group, Inc.	9,500	336

		1,536

Regional Banks—6.7%
AmericanWest Bancorp	10,500	185
Banner Corp.	18,600	535
Central Pacific Financial Corp.	31,000	572
Community Bank System, Inc.	17,600	350
South Financial Group, Inc. (The)	38,400	600
Susquehanna Bancshares, Inc.	33,900	625
Trustmark Corp.	34,900	885
Webster Financial Corp.	24,500	783
Whitney Holding Corp.	12,800	335

		4,870

Residential REITs—0.7%
Mid-America Apartment Communities, Inc.	12,400	530

Restaurants—1.0%
Jack in the Box, Inc.(b)	7,000	180
Papa John’s International, Inc.(b)	23,600	536

		716

Retail REITs—1.0%
Tanger Factory Outlet Centers	10,300	388
Taubman Centers, Inc.	7,600	374

		762

Semiconductors—1.8%
Amkor Technology, Inc.(b)	30,100	257
Spansion, Inc. Class A(b)	44,400	175
Zoran Corp.(b)	37,600	846

		1,278

Specialized Consumer Services—0.5%
Steiner Leisure Ltd.(b)	9,000	397

Specialized REITs—1.7%
Ashford Hospitality Trust, Inc.	38,000	273
FelCor Lodging Trust, Inc.	40,100	625
Strategic Hotels & Resorts, Inc.	18,500	310

		1,208

Specialty Chemicals—4.5%
Cytec Industries, Inc.	18,700	1,151
PolyOne Corp.(b)	120,300	792
Rockwood Holdings, Inc.(b)	38,600	1,282
Zep, Inc.(b)	7,050	98

		3,323

Steel—5.2%
Commercial Metals Co.	35,100	1,034
Metal Management, Inc.	11,800	537
Quanex Corp.	18,000	934
Steel Dynamics, Inc.	21,500	1,281

		3,786

Technology Distributors—0.8%
PC Connection, Inc.(b)	51,200	581

Thrifts & Mortgage Finance—1.7%
Astoria Financial Corp.	26,450	615
Provident Financial Services, Inc.	45,400	655

		1,270

Tobacco—1.5%
Universal Corp.	21,200	1,086

Trading Companies & Distributors—2.7%
GATX Corp.	25,200	925
Kaman Corp.	29,100	1,071

		1,996

Trucking—3.4%
Arkansas Best Corp.	20,000	439
Avis Budget Group, Inc.(b)	36,100	469
Con-Way, Inc.	15,900	661
Dollar Thrifty Automotive Group, Inc.(b)	15,200	360
Werner Enterprises, Inc.	34,200	582

		2,511

Total Domestic Common Stocks (Identified Cost $65,084)		67,240

FOREIGN COMMON STOCKS(c)—6.7%

Broadcasting & Cable TV—0.2%
Corus Entertainment, Inc. Class B (Canada)	2,900	143

Commercial Printing—0.1%
Quebecor World, Inc. (Canada)(b)	33,500	60

Commodity Chemicals—0.7%
Methanex Corp. (Canada)	17,800	491

Property & Casualty Insurance—1.6%
Aspen Insurance Holdings Ltd. (United States)	40,700	1,174

Reinsurance—4.1%
Arch Capital Group Ltd. (United States)(b)	20,000	1,407
PartnerRe Ltd. (United States)	2,900	239
Platinum Underwriters Holdings Ltd. (United States)	38,400	1,366

		3,012

Total Foreign Common Stocks (Identified Cost $4,452)		4,880

TOTAL LONG TERM INVESTMENTS—98.5% (Identified cost $69,536)		72,120

SHORT-TERM INVESTMENTS—1.3%

Money Market Mutual Funds—1.3%
SSgA Money Market Fund (4.96% seven-day effective yield)	971,359	971

Total Short-Term Investments (Identified Cost $971)		971

TOTAL INVESTMENTS—99.8% (Identified Cost $70,507)		73,091	(a)
Other assets and liabilities, net—0.2%		151

NET ASSETS—100.0%		$73,242

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $11,932 and gross depreciation of $9,348 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $70,507.

(b)	Non-income producing.
(c)

A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, “Foreign security country determination” in the Notes to Financial Statements.

See Notes to Financial Statements

PHOENIX-VAN KAMPEN COMSTOCK SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)
DOMESTIC COMMON STOCKS—87.9%

Airlines—0.6%
Southwest Airlines Co.	45,000	$549

Aluminum—0.8%
Alcoa, Inc.	19,000	694

Asset Management & Custody Banks—1.9%
Bank of New York Mellon Corp. (The)	34,245	1,670

Brewers—0.9%
Anheuser-Busch Cos., Inc.	14,300	748

Broadcasting & Cable TV—3.5%
Comcast Corp. Class A(b)	116,050	2,119
Liberty Media Corp. – Capital Class A(b)	8,395	978

		3,097
Catalog Retail—0.9%
Liberty Media Corp. – Interactive Class A(b)	40,975	782

Computer Hardware—2.6%
Dell, Inc.(b)	32,700	802
Hewlett-Packard Co.	10,700	540
International Business Machines Corp.	8,200	886

		2,228

Data Processing & Outsourced Services—0.8%
Computer Sciences Corp.(b)	5,700	282
Western Union Co. (The)	17,700	430

		712

Diversified Banks—4.9%
U.S. Bancorp	16,700	530
Wachovia Corp.	58,800	2,236
Wells Fargo & Co.	48,600	1,467

		4,233

Diversified Chemicals—2.5%
E.I. du Pont de Nemours & Co.	48,900	2,156

Drug Retail—1.9%
CVS Caremark Corp.	41,300	1,642

Gold—0.2%
Newmont Mining Corp.	3,000	147

Health Care Distributors—1.4%
Cardinal Health, Inc.	20,800	1,201

Health Care Equipment—0.6%
Boston Scientific Corp.	46,400	540

Home Improvement Retail—0.6%
Home Depot, Inc. (The)	9,600	259
Lowe’s Cos., Inc.	12,200	276

		535

Household Products—2.5%
Kimberly-Clark Corp.	20,100	1,394
Procter & Gamble Co. (The)	11,300	829

		2,223

Hypermarkets & Super Centers—2.9%
Wal-Mart Stores, Inc.	53,300	2,533

Industrial Conglomerates—1.3%
General Electric Co.	31,200	1,157

Integrated Telecommunication Services—4.8%
AT&T, Inc.	31,600	1,313
Verizon Communications, Inc.	66,400	2,901

		4,214

Investment Banking & Brokerage—1.5%
Bear Stearns Cos., Inc. (The)	4,600	406
Merrill Lynch & Co., Inc.	17,100	918

		1,324

Life & Health Insurance—2.1%
AFLAC, Inc.	6,900	432
MetLife, Inc.	13,500	832
Torchmark Corp.	9,800	593

		1,857

Managed Health Care—0.8%
UnitedHealth Group, Inc.	6,100	355
WellPoint, Inc.(b)	3,400	298

		653

Movies & Entertainment—6.5%
News Corp. Class B	44,600	948
Time Warner, Inc.	124,800	2,061
Viacom, Inc. Class B(b)	59,800	2,626

		5,635

Multi-line Insurance—1.8%
American International Group, Inc.	15,100	880
Genworth Financial, Inc. Class A	12,000	306
Hartford Financial Services Group, Inc. (The)	3,900	340

		1,526

Other Diversified Financial Services—7.4%
Bank of America Corp.	71,500	2,950
Citigroup, Inc.	75,900	2,235
JPMorgan Chase & Co.	29,700	1,296

		6,481

Packaged Foods & Meats—2.4%
Kraft Foods, Inc. Class A	54,924	1,792
Sara Lee Corp.	17,800	286

		2,078

Paper Products—3.9%
International Paper Co.	104,400	3,380

Pharmaceuticals—13.0%
Abbott Laboratories	26,100	1,465
Bristol-Myers Squibb Co.	105,400	2,795
Lilly (Eli) & Co.	26,900	1,436
Pfizer, Inc.	68,000	1,546
Schering-Plough Corp.	77,400	2,062
Wyeth	47,200	2,086

		11,390

Property & Casualty Insurance—4.0%
Berkshire Hathaway, Inc. Class B(b)	100	474
Chubb Corp. (The)	39,700	2,167
MBIA, Inc.	5,700	106
Travelers Cos., Inc. (The)	13,200	710

		3,457

Regional Banks—1.0%
PNC Financial Services Group, Inc. (The)	13,500	886

Semiconductor Equipment—0.3%
KLA-Tencor Corp.	6,100	294

Semiconductors—1.0%
Intel Corp.	21,400	570
Texas Instruments, Inc.	9,300	311

		881

See Notes to Financial Statements

PHOENIX-VAN KAMPEN COMSTOCK SERIES

	SHARES	VALUE (000)
Soft Drinks—2.2%
Coca-Cola Co. (The)	31,400	$1,927

Specialty Chemicals—0.9%
Rohm & Haas Co.	15,000	796

Systems Software—0.6%
Microsoft Corp.	15,800	563

Thrifts & Mortgage Finance—1.2%
Fannie Mae	6,800	272
Freddie Mac	23,600	804

		1,076

Tobacco—1.7%
Altria Group, Inc.	19,900	1,504

Total Domestic Common Stocks (Identified Cost $73,164)		76,769

FOREIGN COMMON STOCKS(c) —6.7%

Communications Equipment—0.3%
Alcatel SA Sponsored ADR (France)	6,000	44
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)	9,000	210

		254

Diversified Banks—0.1%
Barclays plc Sponsored ADR (United Kingdom)	3,300	133

Packaged Foods & Meats—4.9%
Cadbury Schweppes plc Sponsored ADR (United Kingdom)	40,800	2,014
Unilever N.V. NY Registered Shares (Netherlands)	61,600	2,246

		4,260

Pharmaceuticals—1.4%
GlaxoSmithKline plc Sponsored ADR (United Kingdom)	16,800	846
Roche Holding AG Sponsored ADR (Switzerland)	4,600	393

		1,239

Total Foreign Common Stocks (Identified Cost $4,912)		5,886

TOTAL LONG TERM INVESTMENTS—94.6% (Identified cost $78,076)		82,655

SHORT-TERM INVESTMENTS—5.3%
Federal Agency Securities(d) —5.3%
FHLB 3.250% due 1/2/08	4,600	4,600

Total Short-Term Investments (Identified Cost $4,600)		4,600

TOTAL INVESTMENTS—99.9% (Identified Cost$ 82,676)		87,255	(a)
Other assets and liabilities, net—0.1%		117

NET ASSETS—100.0%		$87,372

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,948 and gross depreciation of $5,650 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $82,957.

(b)	Non-income producing.
(c)

A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, “Foreign Security Country Determination” in the Notes to Financial Statements.

(d)	The rate shown is the discount rate.

See Notes to Financial Statements

PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	SHARES	VALUE (000)
DOMESTIC COMMON STOCKS—97.5%

Advertising—0.1%
Interpublic Group of Cos., Inc. (The)(b)	4,463	$36
Omnicom Group, Inc.	3,108	148

		184

Aerospace & Defense—2.8%
Boeing Co. (The)	7,360	644
General Dynamics Corp.	3,840	342
Goodrich Corp.	1,185	84
Honeywell International, Inc.	7,083	436
L-3 Communications Holdings, Inc.	1,193	126
Lockheed Martin Corp.	3,287	346
Northrop Grumman Corp.	3,210	252
Precision Castparts Corp.	1,302	181
Raytheon Co.	4,080	248
Rockwell Collins, Inc.	1,550	111
United Technologies Corp.	9,387	718

		3,488

Agricultural Products—0.2%
Archer-Daniels-Midland Co.	6,092	283

Air Freight & Logistics—0.9%
Expeditors International of Washington, Inc.	2,020	90
FedEx Corp.	2,923	261
Robinson (C.H.) Worldwide, Inc.	1,634	88
United Parcel Service, Inc. Class B	9,980	706

		1,145

Airlines—0.1%
Southwest Airlines Co.	6,970	85

Aluminum—0.2%
Alcoa, Inc.	8,050	294

Apparel Retail—0.3%
Abercrombie & Fitch Co. Class A	821	66
Gap, Inc. (The)	4,420	94
Limited Brands, Inc.	2,950	56
TJX Cos., Inc. (The)	4,150	119

		335

Apparel, Accessories & Luxury Goods—0.2%
Coach, Inc.(b)	3,500	107
Jones Apparel Group, Inc.	810	13
Liz Claiborne, Inc.	940	19
Polo Ralph Lauren Corp.	567	35
VF Corp.	844	58

		232

Application Software—0.4%
Adobe Systems, Inc.(b)	5,450	233
Autodesk, Inc.(b)	2,178	108
Citrix Systems, Inc.(b)	1,800	69
Compuware Corp.(b)	2,720	24
Intuit, Inc.(b)	3,160	100

		534

Asset Management & Custody Banks—1.3%
American Capital Strategies Ltd.	1,820	60
Ameriprise Financial, Inc.	2,200	121
Bank of New York Mellon Corp. (The)	10,810	527
Federated Investors, Inc. Class B	829	34
Franklin Resources, Inc.	1,536	176
Janus Capital Group, Inc.	1,460	48
Legg Mason, Inc.	1,257	92
Northern Trust Corp.	1,813	139
State Street Corp.	3,687	299
T. Rowe Price Group, Inc.	2,513	153

		1,649

Auto Parts & Equipment—0.2%
Johnson Controls, Inc.	5,640	203
WABCO Holdings, Inc.	1	—	(f)

		203

Automobile Manufacturers—0.2%
Ford Motor Co.(b)	20,040	135
General Motors Corp.	5,353	133

		268

Automotive Retail—0.1%
AutoNation, Inc.(b)	1,330	21
AutoZone, Inc.(b)	434	52

		73

Biotechnology—1.1%
Amgen, Inc.(b)	10,330	480
Biogen Idec, Inc.(b)	2,790	159
Celgene Corp.(b)	3,660	169
Genzyme Corp.(b)	2,530	188
Gilead Sciences, Inc.(b)	8,840	407

		1,403

Brewers—0.3%
Anheuser-Busch Cos., Inc.	6,970	365
Molson Coors Brewing Co. Class B	1,291	66

		431

Broadcasting & Cable TV—0.9%
CBS Corp. Class B	6,510	177
Clear Channel Communications, Inc.	4,713	163
Comcast Corp. Class A(b)	29,180	533
DIRECTV Group, Inc. (The)(b)	6,820	158
Scripps (E.W.) Co. (The) Class A	849	38

		1,069

Building Products—0.1%
Masco Corp.	3,500	76
Trane, Inc.	1,630	76

		152

Casinos & Gaming—0.2%
Harrah’s Entertainment, Inc.	1,767	157
International Game Technology	2,990	131

		288

Coal & Consumable Fuels—0.2%
Consol Energy, Inc.	1,723	123
Peabody Energy Corp.	2,507	155

		278

Commercial Printing—0.1%
RR Donnelley & Sons Co.	2,040	77

Communications Equipment—2.5%
Ciena Corp.(b)	808	28
Cisco Systems, Inc.(b)	57,610	1,560
Corning, Inc.	14,960	359
JDS Uniphase Corp.(b)	2,080	28
Juniper Networks, Inc.(b)	4,950	164
Motorola, Inc.	21,690	348
QUALCOMM, Inc.	15,540	611
Tellabs, Inc.	4,170	27

		3,125

Computer & Electronics Retail—0.2%
Best Buy Co., Inc.	3,330	175
Circuit City Stores, Inc.	1,595	7
GameStop Corp. Class A(b)	1,510	94
RadioShack Corp.	1,240	21

		297

Computer Hardware—4.0%
Apple, Inc.(b)	8,310	1,646
Dell, Inc.(b)	21,280	521
Hewlett-Packard Co.	24,480	1,236
International Business Machines Corp.	13,080	1,414
Sun Microsystems, Inc.(b)	7,870	143
Teradata Corp.(b)	1,702	47

		5,007

See Notes to Financial Statements

PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

	SHARES	VALUE (000)
Computer Storage & Peripherals—0.5%
EMC Corp.(b)	19,920	$369
Lexmark International, Inc. Class A(b)	895	31
Network Appliance, Inc.(b)	3,270	82
QLogic Corp.(b)	1,300	18
SanDisk Corp.(b)	2,160	72

		572

Construction & Engineering—0.2%
Fluor Corp.	835	122
Jacobs Engineering Group, Inc.(b)	1,128	108

		230

Construction & Farm Machinery & Heavy Trucks—1.0%
Caterpillar, Inc.	6,050	439
Cummins, Inc.	987	126
Deere & Co.	4,200	391
Manitowoc Co., Inc. (The)	1,230	60
PACCAR, Inc.	3,523	192
Terex Corp.(b)	965	63

		1,271

Construction Materials—0.1%
Vulcan Materials Co.	1,030	81

Consumer Electronics—0.0%
Harman International Industries, Inc.	570	42

Consumer Finance—0.7%
American Express Co.	11,100	578
Capital One Financial Corp.	3,710	175
Discover Financial Services	4,518	68
SLM Corp.	5,106	103

		924

Data Processing & Outsourced Services—0.8%
Affiliated Computer Services, Inc. Class A(b)	938	42
Automatic Data Processing, Inc.	5,000	223
Computer Sciences Corp.(b)	1,639	81
Convergys Corp.(b)	1,240	20
Electronic Data Systems Corp.	4,860	101
Fidelity National Information Services, Inc.	1,609	67
Fiserv, Inc.(b)	1,579	88
Metavante Technologies, Inc.(b)	861	20
Paychex, Inc.	3,170	115
Western Union Co. (The)	7,130	173

		930

Department Stores—0.4%
Dillard’s, Inc. Class A	540	10
Kohl’s Corp.(b)	2,980	137
Macy’s, Inc.	4,104	106
Nordstrom, Inc.	1,790	66
Penney (J.C.) Co., Inc.	2,099	92
Sears Holdings Corp.(b)	690	70

		481

Distillers & Vintners—0.1%
Brown-Forman Corp. Class B	819	61
Constellation Brands, Inc. Class A(b)	1,828	43

		104

Distributors—0.1%
Genuine Parts Co.	1,613	75

Diversified Banks—1.8%
Comerica, Inc.	1,449	63
U.S. Bancorp	16,400	521
Wachovia Corp.	18,760	713
Wells Fargo & Co.	32,040	967

		2,264

Diversified Chemicals—0.8%
Ashland, Inc.	529	25
Dow Chemical Co. (The)	8,992	355
E.I. du Pont de Nemours & Co.	8,540	377
Eastman Chemical Co.	770	47
Hercules, Inc.	1,103	21
PPG Industries, Inc.	1,554	109

		934

Diversified Commercial & Professional Services—0.1%
Cintas Corp.	1,276	43
Equifax, Inc.	1,250	45

		88

Diversified Metals & Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc. (Indonesia)(c)	3,613	370
Titanium Metals Corp.	830	22

		392

Diversified REITs—0.1%
Vornado Realty Trust	1,266	111

Drug Retail—0.7%
CVS Caremark Corp.	14,016	557
Walgreen Co.	9,404	358

		915

Education Services—0.1%
Apollo Group, Inc. Class A(b)	1,300	91

Electric Utilities—2.1%
Allegheny Energy, Inc.	1,569	100
American Electric Power Co., Inc.	3,800	177
Duke Energy Corp.	11,970	241
Edison International	3,083	165
Entergy Corp.	1,853	221
Exelon Corp.	6,270	512
FirstEnergy Corp.	2,884	209
FPL Group, Inc.	3,870	262
Pepco Holdings, Inc.	1,900	56
Pinnacle West Capital Corp.	949	40
PPL Corp.	3,530	184
Progress Energy, Inc.	2,451	119
Southern Co. (The)	7,210	279

		2,565

Electrical Components & Equipment—0.5%
Cooper Industries Ltd. Class A	1,733	91
Emerson Electric Co.	7,497	425
Rockwell Automation, Inc.	1,420	98

		614

Electronic Equipment Manufacturers—0.1%
Agilent Technologies, Inc.(b)	3,659	134

Electronic Manufacturing Services—0.2%
Jabil Circuit, Inc.	1,965	30
Molex, Inc.	1,360	37
Tyco Electronics Ltd.	4,706	175

		242

Environmental & Facilities Services—0.2%
Allied Waste Industries, Inc.(b)	2,730	30
Waste Management, Inc.	4,830	158

		188

Fertilizers & Agricultural Chemicals—0.5%
Monsanto Co.	5,190	580

Food Distributors—0.1%
SYSCO Corp.	5,773	180

Food Retail—0.4%
Kroger Co. (The)	6,470	173
Safeway, Inc.	4,200	144
SUPERVALU, Inc.	1,989	74
Whole Foods Market, Inc.	1,316	54

		445

Footwear—0.2%
NIKE, Inc. Class B	3,660	235

Forest Products—0.1%
Weyerhaeuser Co.	1,990	147

Gas Utilities—0.1%
Nicor, Inc.	427	18
Questar Corp.	1,632	88

		106

General Merchandise Stores—0.4%
Big Lots, Inc.(b)	860	14
Family Dollar Stores, Inc.	1,330	26
Target Corp.	7,890	394

		434

Gold—0.2%
Newmont Mining Corp.	4,269	208

See Notes to Financial Statements

PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

	SHARES	VALUE (000)
Health Care Distributors—0.4%
AmerisourceBergen Corp.	1,590	$71
Cardinal Health, Inc.	3,450	199
McKesson Corp.	2,750	180
Patterson Cos., Inc.(b)	1,317	45

		495

Health Care Equipment—1.7%
Bard (C.R.), Inc.	977	93
Baxter International, Inc.	6,020	350
Becton, Dickinson & Co.	2,304	193
Boston Scientific Corp.	12,740	148
Covidien Ltd.	4,706	208
Hospira, Inc.(b)	1,488	63
Medtronic, Inc.	10,734	540
St. Jude Medical, Inc.(b)	3,227	131
Stryker Corp.	2,246	168
Varian Medical Systems, Inc.(b)	1,197	62
Zimmer Holdings, Inc.(b)	2,241	148

		2,104

Health Care Facilities—0.0%
Tenet Healthcare Corp.(b)	4,485	23

Health Care Services—0.5%
Express Scripts, Inc.(b)	2,390	175
Laboratory Corp. of America Holdings(b)	1,113	84
Medco Health Solutions, Inc.(b)	2,563	260
Quest Diagnostics, Inc.	1,480	78

		597

Health Care Technology—0.0%
IMS Health, Inc.	1,846	43

Home Entertainment Software—0.1%
Electronic Arts, Inc.(b)	2,990	175

Home Furnishings—0.0%
Leggett & Platt, Inc.	1,620	28

Home Improvement Retail—0.7%
Home Depot, Inc. (The)	16,030	432
Lowe’s Cos., Inc.	13,890	314
Sherwin-Williams Co. (The)	990	58

		804

Homebuilding—0.1%
Centex Corp.	1,131	28
Horton (D.R.), Inc.	2,630	35
KB Home	727	16
Lennar Corp. Class A	1,318	24
Pulte Homes, Inc.	2,011	21

		124

Homefurnishing Retail—0.1%
Bed Bath & Beyond, Inc.(b)	2,510	74

Hotels, Resorts & Cruise Lines—0.3%
Carnival Corp.	4,130	184
Marriott International, Inc. Class A	2,970	101
Starwood Hotels & Resorts Worldwide, Inc.	1,890	83
Wyndham Worldwide Corp.	1,691	40

		408

Household Appliances—0.1%
Black & Decker Corp. (The)	590	41
Snap-On, Inc.	549	26
Stanley Works (The)	777	38
Whirlpool Corp.	747	61

		166

Household Products—2.4%
Clorox Co. (The)	1,310	86
Colgate-Palmolive Co.	4,827	376
Kimberly-Clark Corp.	4,036	280
Procter & Gamble Co. (The)	29,490	2,165

		2,907

Housewares & Specialties—0.1%
Fortune Brands, Inc.	1,446	105
Newell Rubbermaid, Inc.	2,650	68

		173

Human Resources & Employment Services—0.1%
Monster Worldwide, Inc.(b)	1,210	39
Robert Half International, Inc.	1,552	42

		81

Hypermarkets & Super Centers—1.1%
Costco Wholesale Corp.	4,120	287
Wal-Mart Stores, Inc.	22,440	1,067

		1,354

Independent Power Producers & Energy Traders—0.3%
AES Corp. (The)	6,360	136
Constellation Energy Group, Inc.	1,710	175
Dynegy, Inc. Class A(b)	4,690	34

		345

Industrial Conglomerates—3.6%
3M Co.	6,775	571
General Electric Co.(d)	95,970	3,558
Textron, Inc.	2,364	168
Tyco International Ltd.	4,706	187

		4,484

Industrial Gases—0.4%
Air Products and Chemicals, Inc.	2,050	202
Praxair, Inc.	3,000	266

		468

Industrial Machinery—0.7%
Danaher Corp.	2,400	211
Dover Corp.	1,890	87
Eaton Corp.	1,386	134
Illinois Tool Works, Inc.	3,930	210
ITT Corp.	1,720	114
Pall Corp.	1,161	47
Parker Hannifin Corp.	1,600	120

		923

Industrial REITs—0.1%
ProLogis	2,428	154

Insurance Brokers—0.2%
AON Corp.	2,779	132
Marsh & McLennan Cos., Inc.	4,940	131

		263

Integrated Oil & Gas—7.7%
Chevron Corp.	20,050	1,871
ConocoPhillips	15,190	1,341
Exxon Mobil Corp.(d)	51,880	4,861
Hess Corp.	2,619	264
Marathon Oil Corp.	6,740	410
Murphy Oil Corp.	1,780	151
Occidental Petroleum Corp.	7,863	606

		9,504

Integrated Telecommunication Services—3.2%
AT&T, Inc.	57,590	2,393
CenturyTel, Inc.	1,059	44
Citizens Communications Co.	3,110	40
Embarq Corp.	1,445	72
Qwest Communications International, Inc.(b)	14,910	104
Verizon Communications, Inc.	27,469	1,200
Windstream Corp.	4,511	59

		3,912

Internet Retail—0.3%
Amazon.com, Inc.(b)	2,920	271
Expedia, Inc.(b)	1,970	62
IAC/InterActiveCorp.(b)	1,750	47

		380

Internet Software & Services—1.9%
Akamai Technologies, Inc.(b)	1,561	54
eBay, Inc.(b)	10,798	358
Google, Inc. Class A(b)	2,186	1,512
VeriSign, Inc.(b)	2,100	79
Yahoo!, Inc.(b)	12,690	295

		2,298

Investment Banking & Brokerage—2.0%
Bear Stearns Cos., Inc. (The)	1,099	97
Charles Schwab Corp. (The)	8,890	227
E*TRADE Financial Corp.(b)	4,025	14
Goldman Sachs Group, Inc. (The)	3,780	813
Lehman Brothers Holdings, Inc.	5,024	329
Merrill Lynch & Co., Inc.	8,130	437
Morgan Stanley	10,080	535

		2,452

See Notes to Financial Statements

PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

	SHARES	VALUE (000)
IT Consulting & Other Services—0.1%
Cognizant Technology Solutions Corp. Class A(b)	2,760	$94
Unisys Corp.(b)	3,312	15

		109

Leisure Products—0.1%
Brunswick Corp.	842	14
Hasbro, Inc.	1,400	36
Mattel, Inc.	3,480	66

		116

Life & Health Insurance—1.3%
AFLAC, Inc.	4,628	290
Lincoln National Corp.	2,562	149
MetLife, Inc.	7,031	433
Principal Financial Group, Inc. (The)	2,480	171
Prudential Financial, Inc.	4,310	401
Torchmark Corp.	904	55
Unum Group	3,415	81

		1,580

Life Sciences Tools & Services—0.3%
Applera Corp. – Applied Biosystems Group	1,600	54
Millipore Corp.(b)	511	38
PerkinElmer, Inc.	1,148	30
Thermo Fisher Scientific, Inc.(b)	4,010	231
Waters Corp.(b)	945	75

		428

Managed Health Care—1.5%
Aetna, Inc.	4,750	274
CIGNA Corp.	2,650	142
Coventry Health Care, Inc.(b)	1,480	88
Humana, Inc.(b)	1,590	120
UnitedHealth Group, Inc.	12,270	714
WellPoint, Inc.(b)	5,415	475

		1,813

Metal & Glass Containers—0.1%
Ball Corp.	967	43
Pactiv Corp.(b)	1,234	33

		76

Motorcycle Manufacturers—0.1%
Harley-Davidson, Inc.	2,290	107

Movies & Entertainment—1.5%
News Corp. Class A	21,970	450
Time Warner, Inc.	34,320	567
Viacom, Inc. Class B(b)	6,230	273
Walt Disney Co. (The)	18,080	584

		1,874

Multi-line Insurance—1.7%
American International Group, Inc.	24,080	1,404
Assurant, Inc.	914	61
Genworth Financial, Inc. Class A	4,190	106
Hartford Financial Services Group, Inc. (The)	2,980	260
Loews Corp.	4,170	210

		2,041

Multi-Sector Holdings—0.1%
Leucadia National Corp.	1,610	76

Multi-Utilities—1.1%
Ameren Corp.	1,965	107
CenterPoint Energy, Inc.	3,035	52
CMS Energy Corp.	2,125	37
Consolidated Edison, Inc.	2,557	125
Dominion Resources, Inc.	5,550	263
DTE Energy Co.	1,550	68
Integrys Energy Group, Inc.	717	37
NiSource, Inc.	2,593	49
PG&E Corp.	3,345	144
Public Service Enterprise Group, Inc.	2,407	236
Sempra Energy	2,497	155
TECO Energy, Inc.	1,993	34
Xcel Energy, Inc.	3,974	90

		1,397

Office Electronics—0.1%
Xerox Corp.	8,780	142

Office REITs—0.1%
Boston Properties, Inc.	1,127	103

Office Services & Supplies—0.1%
Avery Dennison Corp.	1,009	54
Pitney Bowes, Inc.	2,079	79

		133

Oil & Gas Drilling—0.6%
ENSCO International, Inc.	1,401	84
Noble Corp.	2,536	143
Rowan Cos., Inc.	1,048	42
Transocean, Inc.	3,020	432

		701

Oil & Gas Equipment & Services—1.0%
Baker Hughes, Inc.	3,031	246
BJ Services Co.	2,760	67
Halliburton Co.	8,370	317
National Oilwell Varco, Inc.(b)	3,390	249
Smith International, Inc.	1,897	140
Weatherford International Ltd.(b)	3,191	219

		1,238

Oil & Gas Exploration & Production—1.5%
Anadarko Petroleum Corp.	4,430	291
Apache Corp.	3,134	337
Chesapeake Energy Corp.	4,310	169
Devon Energy Corp.	4,222	375
EOG Resources, Inc.	2,340	209
Noble Energy, Inc.	1,630	130
Range Resources Corp.	1,420	73
XTO Energy, Inc.	4,590	236

		1,820

Oil & Gas Refining & Marketing—0.4%
Sunoco, Inc.	1,139	83
Tesoro Corp.	1,300	62
Valero Energy Corp.	5,242	367

		512

Oil & Gas Storage & Transportation—0.4%
El Paso Corp.	6,650	115
Spectra Energy Corp.	5,978	154
Williams Cos., Inc. (The)	5,640	202

		471

Other Diversified Financial Services—3.7%
Bank of America Corp.	42,150	1,739
Citigroup, Inc.	47,410	1,396
JPMorgan Chase & Co.	31,900	1,392

		4,527

Packaged Foods & Meats—1.2%
Campbell Soup Co.	2,127	76
ConAgra Foods, Inc.	4,636	110
Dean Foods Co.	1,230	32
General Mills, Inc.	3,210	183
Heinz (H.J.) Co.	3,021	141
Hershey Co. (The)	1,601	63
Kellogg Co.	2,511	132
Kraft Foods, Inc. Class A	14,690	479
McCormick & Co., Inc.	1,232	47
Sara Lee Corp.	6,858	110
Tyson Foods, Inc. Class A	2,604	40
Wrigley (Wm.) Jr. Co.	2,057	120

		1,533

Paper Packaging—0.0%
Bemis Co., Inc.	950	26
Sealed Air Corp.	1,529	35

		61

Paper Products—0.2%
International Paper Co.	4,067	132
MeadWestvaco Corp.	1,745	54

		186

Personal Products—0.2%
Avon Products, Inc.	4,070	161
Estee Lauder Cos., Inc. (The) Class A	1,086	47

		208

Pharmaceuticals—6.2%
Abbott Laboratories	14,670	824
Allergan, Inc.	2,909	187
Barr Pharmaceuticals, Inc.(b)	1,015	54
Bristol-Myers Squibb Co.	18,790	498
Forest Laboratories, Inc.(b)	2,960	108
Johnson & Johnson	27,170	1,812

See Notes to Financial Statements

PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

	SHARES	VALUE (000)
Pharmaceuticals—continued
King Pharmaceuticals, Inc.(b)	2,305	$24
Lilly (Eli) & Co.	9,370	500
Merck & Co., Inc.	20,670	1,201
Mylan, Inc.	2,870	40
Pfizer, Inc.	64,850	1,474
Schering-Plough Corp.	15,380	410
Watson Pharmaceuticals, Inc.(b)	970	26
Wyeth	12,727	563

		7,721

Photographic Products—0.0%
Eastman Kodak Co.	2,722	60

Property & Casualty Insurance—0.9%
Allstate Corp. (The)	5,420	283
AMBAC Financial Group, Inc.	965	25
Chubb Corp. (The)	3,640	199
Cincinnati Financial Corp.	1,580	63
MBIA, Inc.	1,198	22
Progressive Corp. (The)	6,630	127
Safeco Corp.	900	50
Travelers Cos., Inc. (The)	6,120	329

		1,098

Publishing—0.3%
Gannett Co., Inc.	2,205	86
Gemstar-TV Guide International, Inc.(b)	247	1
McGraw-Hill Cos., Inc. (The)	3,120	137
Meredith Corp.	369	20
New York Times Co. (The) Class A	1,362	24
Washington Post Co. (The) Class B	100	79

		347

Railroads—0.7%
Burlington Northern Santa Fe Corp.	2,844	237
CSX Corp.	3,990	175
Norfolk Southern Corp.	3,680	186
Union Pacific Corp.	2,490	313

		911

Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc. Class A(b)	1,866	40

Regional Banks—1.1%
BB&T Corp.	5,224	160
Commerce Bancorp, Inc.	1,850	71
Fifth Third Bancorp	5,071	127
First Horizon National Corp.	1,190	22
Huntington Bancshares, Inc.	3,464	51
KeyCorp	3,685	86
M&T Bank Corp.	718	59
Marshall & Ilsley Corp.	2,440	65
National City Corp.	6,020	99
PNC Financial Services Group, Inc. (The)	3,320	218
Regions Financial Corp.	6,600	156
SunTrust Banks, Inc.	3,304	206
Zions Bancorp	1,018	48

		1,368

Residential REITs—0.2%
Apartment Investment & Management Co. Class A	920	32
AvalonBay Communities, Inc.	755	71
Equity Residential	2,570	94

		197

Restaurants—0.8%
Darden Restaurants, Inc.	1,338	37
McDonald’s Corp.	11,230	662
Starbucks Corp.(b)	6,940	142
Wendy’s International, Inc.	826	21
Yum! Brands, Inc.	4,830	185

		1,047

Retail REITs—0.3%
Developers Diversified Realty Corp.	1,182	45
General Growth Properties, Inc.	2,325	96
Kimco Realty Corp.	2,387	87
Simon Property Group, Inc.	2,114	184

		412

Semiconductor Equipment—0.5%
Applied Materials, Inc.	13,090	233
KLA-Tencor Corp.	1,730	83
MEMC Electronic Materials, Inc.(b)	2,180	193
Novellus Systems, Inc.(b)	1,100	30
Teradyne, Inc.(b)	1,650	17

		556

Semiconductors—2.2%
Advanced Micro Devices, Inc.(b)	5,730	43
Altera Corp.	3,190	62
Analog Devices, Inc.	2,880	91
Broadcom Corp. Class A(b)	4,470	117
Intel Corp.	55,520	1,480
Linear Technology Corp.	2,101	67
LSI Corp.	6,700	36
Microchip Technology, Inc.	2,030	64
Micron Technology, Inc.(b)	7,220	52
National Semiconductor Corp.	2,230	50
NVIDIA Corp.(b)	5,280	180
Texas Instruments, Inc.	13,280	443
Xilinx, Inc.	2,801	61

		2,746

Soft Drinks—2.0%
Coca-Cola Co. (The)	18,870	1,158
Coca-Cola Enterprises, Inc.	2,699	70
Pepsi Bottling Group, Inc. (The)	1,327	52
PepsiCo, Inc.	15,293	1,161

		2,441

Specialized Consumer Services—0.0%
Block (H&R), Inc.	3,073	57

Specialized Finance—0.7%
CIT Group, Inc.	1,815	44
CME Group, Inc.	503	345
IntercontinentalExchange, Inc.(b)	660	127
Moody’s Corp.	2,040	73
NYSE Euronext	2,520	221

		810

Specialized REITs—0.2%
Host Hotels & Resorts, Inc.	4,939	84
Plum Creek Timber Co., Inc.	1,653	76
Public Storage, Inc.	1,162	86

		246

Specialty Chemicals—0.2%
Ecolab, Inc.	1,649	85
International Flavors & Fragrances, Inc.	770	37
Rohm & Haas Co.	1,190	63
Sigma-Aldrich Corp.	1,243	68

		253

Specialty Stores—0.2%
Office Depot, Inc.(b)	2,582	36
OfficeMax, Inc.	713	15
Staples, Inc.	6,710	155
Tiffany & Co.	1,294	59

		265

Steel—0.3%
Allegheny Technologies, Inc.	967	84
Nucor Corp.	2,725	161
United States Steel Corp.	1,120	135

		380

Systems Software—3.1%
BMC Software, Inc.(b)	1,860	66
CA, Inc.	3,720	93
Microsoft Corp.	76,400	2,720
Novell, Inc.(b)	3,311	23
Oracle Corp.(b)	37,450	845
Symantec Corp.(b)	8,240	133

		3,880

Thrifts & Mortgage Finance—0.7%
Countrywide Financial Corp.	5,500	49
Fannie Mae	9,290	372
Freddie Mac	6,280	214
Hudson City Bancorp, Inc.	4,940	74
MGIC Investment Corp.	776	17
Sovereign Bancorp, Inc.	3,401	39
Washington Mutual, Inc.	8,250	112

		877

Tires & Rubber—0.1%
Goodyear Tire & Rubber Co. (The)(b)	2,280	64

See Notes to Financial Statements

PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

	SHARES	VALUE (000)
Tobacco—1.4%
Altria Group, Inc.	20,000	$1,511
Reynolds American, Inc.	1,619	107
UST, Inc.	1,490	82

		1,700

Trading Companies & Distributors—0.0%
Grainger (W.W.), Inc.	640	56

Trucking—0.0%
Ryder System, Inc.	566	27

Wireless Telecommunication Services—0.4%
American Tower Corp. Class A	3,840	163
Sprint Nextel Corp.	27,010	355

		518

Total Domestic Common Stocks (Identified Cost $89,506)		120,551

FOREIGN COMMON STOCKS(c) —1.3%
Industrial Machinery—0.1%
Ingersoll-Rand Co., Ltd. Class A (United States)	2,590	120

Oil & Gas Drilling—0.1%
Nabors Industries Ltd. (United States)(b)	2,690	74

Oil & Gas Equipment & Services—0.9%
Schlumberger Ltd. (Netherlands)	11,360	1,118

Property & Casualty Insurance—0.2%
ACE Ltd. (United States)	3,114	192
XL Capital Ltd. Class A (United States)	1,690	85

		277

Total Foreign Common Stocks (Identified Cost $773)		1,589

RIGHTS—0.0%
Computer Storage & Peripherals—0.0%
Seagate Technology Tax Refund Rights(b)(e)	7,900	0

Total Rights (Identified Cost $0)		0

TOTAL LONG TERM INVESTMENTS—98.8% (Identified cost $90,279)		122,140

	PAR VALUE (000)
SHORT-TERM INVESTMENTS—1.2%

Repurchase Agreements—1.2%
State Street Bank and Trust Co. repurchas eagreement 1.10% dated 12/31/07, due 1/2/08, repurchase price$ 1,520 collateralized by U.S. Treasury Bond 5%, 5/15/37 market value $1,551	$1,520	1,520

Total Short-Term Investments (Identified Cost $1,520)		1,520

TOTAL INVESTMENTS—100.0% (Identified Cost $91,799)		123,660	(a)
Other assets and liabilities, net—0.0%		(16)

NET ASSETS—100.0%		$123,644

At December 31, 2007, the Fund had entered into futures contracts as follows (reported in 000’s):

	Expiration Date	Number of Contracts	Value of Contracts When Opened	Market Value of Contracts	Unrealized Appreciation (Depreciation)
S&P 500® Index	March-08	23	$1,700	$1,699	$(1)

(a)

Federal Income Tax Information (reported in 000’s): Net unrealized appreciation of investment securities is comprised of gross appreciation of $33,799 and gross depreciation of $4,865 for federal income tax purposes. At December 31, 2007, the aggregate cost of securities for federal income tax purposes was $94,726.

(b)	Non-income producing.
(c)

A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, “Foreign security country determination” in the Notes to Financial Statements.

(d)	All or a portion segregated as collateral for futures contracts.
(e)

Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2007, this security amounted to a value of $0 or 0% of (reported in 000’s) net assets. For acquisition information, see Note 6 “Illiquid and Restricted Securities” in the Notes to Financial Statements.

(f)	Value less than $1,000.

See Notes to Financial Statements

THIS PAGE INTENTIONALLY BLANK.

THE PHOENIX EDGE SERIES FUND

Statements of Assets and Liabilities

December 31, 2007

(Reported in thousands except per share amounts)

	Capital Growth Series		Growth and Income Series	Mid-Cap Growth Series
Assets
Investment securities at value+@	$426,798		$158,490	$87,509
Foreign currency at value*	—		—	—
Cash	1		—	—	#
Receivables
Investment securities sold	—		354	363
Fund shares sold	—	#	173	—	#
Dividends	324		186	28
Interest	—		—	—	#
Tax reclaims	9		—	—
Prepaid expenses	38		16	8
Other assets	31		12	7

Total assets	427,201		159,231	87,915

Liabilities
Cash overdraft	—		1	—
Payables
Fund shares repurchased	221		—	106
Investment securities purchased	—		—	444
Upon return of securities loaned	25,980		—	—
Investment advisory fee	234		79	60
Administration fee	29		11	6
Service fee	23		9	5
Trustees’ fee	9		4	2
Trustee deferred compensation plan	31		12	7
Professional fee	28		26	25
Unrealized depreciation on forward currency contracts	—		—	—
Other accrued expenses	34		15	7

Total liabilities	26,589		157	662

Net Assets	$400,612		$159,074	$87,253

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$617,818		$121,941	$173,269
Undistributed net investment income (accumulated net investment loss)	57		198	(8)
Accumulated net realized gain (loss)	(287,829)		964	(94,817)
Net unrealized appreciation (depreciation)	70,566		35,971	8,809

Net Assets	$400,612		$159,074	$87,253

Net asset value and offering price per share	$16.81		$14.94	$16.40

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	23,838		10,647	5,321

+Investment securities at cost	356,232		122,519	78,700
*Foreign currency at cost	—		—	—
@ Including market value of securities on loan	33,609		—	—
#Amount is less than $1,000.

See Notes to Financial Statements

Money Market Series	Multi-Sector Fixed Income Series	Multi-Sector Short Term Bond Series	Strategic Allocation Series		Aberdeen International Series	Alger Small-Cap Growth Series
$167,856	$282,212	$43,985	$270,246		$504,910	$55,879
—	3	46	—	#	1,154	—
13	961	164	21		2	38
3	456	169	40		—	404
1,317	77	—	—		—	18
—	67	3	188		984	18
435	3,540	380	918		—	—
—	—	—	—		198	—
14	22	4	26		42	5
13	19	3	21		38	4

169,651	287,357	44,754	271,460		507,328	56,366

—	—	—	—		—	—
88	488	91	152		1,147	71
—	2,654	415	212		2,378	450
—	33,024	—	174		1,386	—
58	106	12	138		308	31
5	17	3	19		34	4
9	14	2	15		28	3
4	6	1	6		11	1
13	19	3	21		38	4
23	28	29	29		27	28
—	101	18	—		—	—
14	33	12	41		58	6

214	36,490	586	807		5,415	598

$169,437	$250,867	$44,168	$270,653		$501,913	$55,768

$169,444	$269,703	$44,934	$240,321		$373,992	$42,738
— #	2,144	363	962		428	(7)
(7)	(19,026)	(502)	1,907		18,424	1,157
—	(1,954)	(627)	27,463		109,069	11,880

$169,437	$250,867	$44,168	$270,653		$501,913	$55,768

$10.00	$9.09	$9.87	$12.95		$19.14	$17.85

16,944	27,613	4,477	20,894		26,219	3,124

167,856	284,076	44,594	242,785		395,834	43,999
—	3	46	—		1,154	—
—	31,536	—	169		1,300	—

See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

Statements of Assets and Liabilities (Continued)

December 31, 2007

(Reported in thousands except per share amounts)

	Duff & Phelps Real Estate Securities Series	S&P Dynamic Asset Allocation Series: Aggressive Growth		S&P Dynamic Asset Allocation Series: Growth
Assets
Investment securities at value+	$133,700	$23,279		$36,278
Cash	—	26		4
Receivables
Investment securities sold	140	21		41
Fund shares sold	1,038	164		10
Receivable from adviser	—	—		—
Dividends	983	198		268
Interest	—	—		—
Prepaid expenses	14	2		2
Other assets	10	2		3

Total assets	135,885	23,692		36,606

Liabilities
Payables
Fund shares repurchased	—	2		3
Investment securities purchased	589	232		372
Investment advisory fee	87	2		2
Administration fee	10	2		2
Service fee	8	1		2
Trustees’ fee	4	1		1
Trustee deferred compensation plan	10	2		3
Professional fee	25	17		17
Distribution and service fee	—	5		8
Variation margin for futures contracts	—	—		—
Other accrued expenses	12	2		7

Total liabilities	745	266		417

Net Assets	$135,140	$23,426		$36,189

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$89,452	$21,986		$34,554
Undistributed net investment income (accumulated net investment loss)	550	—	#	—
Accumulated net realized gain (loss)	2,614	(411)		(608)
Net unrealized appreciation (depreciation)	42,524	1,851		2,243

Net Assets	$135,140	$23,426		$36,189

Net asset value and offering price per share	$26.82	$11.86		$11.54

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	5,038	1,975		3,136

	91,176	21,428		34,035

+	Investment securities at cost
#	Amount is less than $1,000.

See Notes to Financial Statements

S&P Dynamic Asset Allocation Series: Moderate	S&P Dynamic Asset Allocation Series: Moderate Growth	Sanford Bernstein Mid-Cap Value Series	Sanford Bernstein Small-Cap Value Series	Van Kampen Comstock Series	Van Kampen Equity 500 Index Series

$7,338	$19,740	$138,012	$73,091	$87,255	$123,660
22	7	—	—	90	—	#
32	35	—	250	—	105
—	—	596	340	129	12
6	2	—	—	—	—
40	133	139	89	93	179
—	—	9	2	—	—	#
—	1	14	8	9	12
1	2	11	6	7	10

7,439	19,920	138,781	73,786	87,583	123,978

8	3	10	—	52	115
68	199	325	434	52	104
—	—	123	60	51	14
—	2	10	5	7	9
—	1	8	4	5	7
—	1	3	2	2	3
1	2	11	6	7	10
17	17	25	25	25	26
2	4	—	—	—	—
—	—	—	—	—	9
6	6	12	8	10	37

102	235	527	544	211	334

$7,337	$19,685	$138,254	$73,242	$87,372	$123,644

$7,057	$18,659	$127,073	$69,217	$81,621	$111,861
(1)	(1)	113	—	89	209
(41)	(278)	2,262	1,441	1,083	(20,286)
322	1,305	8,806	2,584	4,579	31,860

$7,337	$19,685	$138,254	$73,242	$87,372	$123,644

$10.86	$11.30	$12.68	$14.46	$12.49	$13.21

676	1,743	10,899	5,064	6,994	9,362

7,016	18,435	129,206	70,507	82,676	91,798
See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

Statements of Operations

December 31, 2007

(Reported in thousands)
	Capital Growth Series		Growth and Income Series	Mid-Cap Growth Series
Investment Income
Dividends	$4,333		$3,084	$158
Interest	348		85	119
Security lending	68		—	—
Foreign taxes withheld	—		—	—

Total investment income	4,749		3,169	277

Expenses
Investment advisory fee	2,869		1,177	703
Service fees	279		111	58
Administration fee	352		142	73
Custodian	49		41	10
Printing	46		17	7
Professional	42		36	31
Trustees	75		30	16
Miscellaneous	118		45	20

Total expenses	3,830		1,599	918
Less expenses reimbursed by investment adviser	—		(170)	—
Custodian fees paid indirectly	(1)		— #	— #

Net expenses	3,829		1,429	918

Net investment income (loss)	920		1,740	(641)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	19,216		12,928	22,137
Net realized gain (loss) on foreign currency transactions	—		—	19
Net change in unrealized appreciation (depreciation) on investments	23,698		(3,858)	(4,767)
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	#	—	—

Net gain (loss) on investments	42,914		9,070	17,389

Net increase (decrease) in net assets resulting from operations	$43,834		$10,810	$16,748

#	Amount is less than $1,000.

See Notes to Financial Statements

Money Market Series	Multi-Sector Fixed Income Series	Multi-Sector Short Term Bond Series	Strategic Allocation Series	Aberdeen International Series	Alger Small-Cap Growth Series
$—	$120	$3	$3,108	$15,215	$205
8,707	15,564	2,674	7,031	502	15
—	39	—	7	160	—
—	—	(1)	—	(1,705)	— #

8,707	15,723	2,676	10,146	14,172	220

655	1,231	226	1,736	3,348	491
108	162	30	193	304	38
57	205	37	244	397	48
22	28	23	71	160	19
—	28	—	33	58	3
31	38	31	40	45	30
28	44	8	52	80	10
35	78	16	97	102	13

936	1,814	371	2,466	4,494	652
—	—	(53)	—	—	(72)
(2)	—	(2)	(2)	—	(2)

934	1,814	316	2,464	4,494	578

7,773	13,909	2,360	7,682	9,678	(358)

(7)	1,376	176	13,581	50,862	6,995
—	(55)	(14)	(25)	195	—
—	(6,255)	(766)	(3,863)	3,299	2,036
—	(68)	(7)	10	(20)	—

(7)	(5,002)	(611)	9,703	54,336	9,031

$7,766	$8,907	$1,749	$17,385	$64,014	$8,673

See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

Statements of Operations (Continued)

December 31, 2007

(Reported in thousands)
	Duff & Phelps Real Estate Securities Series	S&P Dynamic Asset Allocation Series: Aggressive Growth	S&P Dynamic Asset Allocation Series: Growth
Investment Income
Dividends	$4,031	$357	$620
Interest	139	9	17
Foreign taxes withheld	—	—	—

Total investment income	4,170	366	637

Expenses
Investment advisory fee	1,260	71	99
Service fees	111	12	16
Administration fee	142	15	21
Distribution and service fees	—	44	62
Custodian	27	14	25
Printing	3	3	5
Professional	33	21	21
Trustees	31	3	4
Miscellaneous	46	3	4

Total expenses	1,653	186	257
Less expenses reimbursed by investment advisor	—	(60)	(82)
Custodian fees paid indirectly	(1)	(2)	(2)

Net expenses	1,652	124	173

Net investment income (loss)	2,518	242	464

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	12,272	(135)	(246)
Net realized gain (loss) on futures	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(40,714)	1,007	1,395
Net change in unrealized appreciation (depreciation) on futures	—	—	—

Net gain (loss) on investments	(28,442)	872	1,149

Net increase (decrease) in net assets resulting from operations	$(25,924)	$1,114	$1,613

#	Amount is less than $1,000.

See Notes to Financial Statements

S&P Dynamic Asset Allocation Series: Moderate	S&P Dynamic Asset Allocation Series: Moderate Growth	Sanford Bernstein Mid-Cap Value Series	Sanford Bernstein Small-Cap Value Series	Van Kampen Comstock Series	Van Kampen Equity 500 Index Series
$181	$429	$1,911	$1,007	$2,365	$2,529
2	8	139	67	273	57
—	—	(1)	(1)	(25)	—

183	437	2,049	1,073	2,613	2,586

21	62	1,527	885	715	574
3	10	96	56	67	89
4	13	122	71	86	113
13	38	—	—	—	—
10	19	21	17	29	98
5	5	17	5	10	15
20	20	33	31	32	32
1	3	26	15	18	24
1	3	41	24	30	34

78	173	1,883	1,104	987	979
(41)	(63)	—	(8)	(13)	(203)
(1)	(2)	— #	(1)	(3)	— #

36	108	1,883	1,095	971	776

147	329	166	(22)	1,642	1,810

68	(4)	15,998	10,114	4,950	3,026
—	—	—	—	—	168
202	821	(13,080)	(11,201)	(8,000)	1,662
—	—	—	—	—	(2)

270	817	2,918	(1,087)	(3,050)	4,854

$417	$1,146	$3,084	$(1,109)	$(1,408)	$6,664

See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

Statements of Changes in Net Assets

(Reported in thousands)
	Capital Growth Series		Growth and Income Series
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
From Operations
Net investment income (loss)	$920	$1,067	$1,740	$1,725
Net realized gain (loss)	19,216	49,361	12,928	3,645
Net change in unrealized appreciation (depreciation)	23,698	(39,918)	(3,858)	18,508

Increase (decrease) in net assets resulting from operations	43,834	10,510	10,810	23,878

From Distributions to Shareholders
Net investment income	(1,079)	(859)	(1,583)	(1,683)
Net realized short-term gains	—	—	—	—
Net realized long-term gains	—	—	(4,017)	—

Decrease in net assets from distributions to shareholders	(1,079)	(859)	(5,600)	(1,683)

From Share Transactions
Sales of shares	11,405	9,731	8,108	8,364
Reinvestment of distributions	1,079	859	5,600	1,683
Proceeds in conjunction with Plan of Reorganization (Note 11)	—	61,017	—	11,722
Shares repurchased	(89,753)	(108,534)	(27,373)	(17,473)

Increase (decrease) in net assets from share transactions	(77,269)	(36,927)	(13,665)	4,296

Net increase (decrease) in net assets	(34,514)	(27,276)	(8,455)	26,491
Net Assets
Beginning of period	435,126	462,402	167,529	141,038

End of period	$400,612	$435,126	$159,074	$167,529

Undistributed net investment income and (accumulated net investment loss)	$57	$218	$198	$42

Shares
Sales of shares	709	665	528	631
Reinvestment of distributions	64	56	371	122
Plan of Reorganization (Note 11)	—	3,996	—	836
Shares repurchased	(5,536)	(7,426)	(1,794)	(1,313)

Net Increase / (Decrease)	(4,763)	(2,709)	(895)	276

See Notes to Financial Statements

Mid-Cap Growth Series		Money Market Series		Multi-Sector Fixed Income Series		Multi-Sector Short Term Bond Series
Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
$(641)	$(384)	$7,773	$6,995	$13,909	$13,723	$2,360	$2,305
22,156	387	(7)	—	1,321	494	162	(180)
(4,767)	1,144	—	—	(6,323)	1,964	(773)	491

16,748	1,147	7,766	6,995	8,907	16,181	1,749	2,616

—	—	(7,773)	(6,995)	(13,201)	(13,054)	(2,336)	(2,137)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	(7,773)	(6,995)	(13,201)	(13,054)	(2,336)	(2,137)

10,181	11,584	118,903	106,260	23,800	26,788	7,395	7,878
—	—	7,773	6,995	13,201	13,054	2,336	2,137
—	53,114	—	—	—	—	—	—
(29,188)	(23,495)	(114,390)	(102,528)	(27,590)	(36,316)	(11,639)	(11,365)

(19,007)	41,203	12,286	10,727	9,411	3,526	(1,908)	(1,350)

(2,259)	42,350	12,279	10,727	5,117	6,653	(2,495)	(871)

89,512	47,162	157,158	146,431	245,750	239,097	46,663	47,534

$87,253	$89,512	$169,437	$157,158	$250,867	$245,750	$44,168	$46,663

$(8)	$(2)	$—	$—	$2,144	$811	$363	$209

658	849	11,890	10,626	2,542	2,900	729	790
—	—	777	699	1,452	1,438	236	216
—	3,950	—	—	—	—	—	—
(1,986)	(1,799)	(11,439)	(10,253)	(2,944)	(3,936)	(1,148)	(1,133)

(1,328)	3,000	1,228	1,072	1,050	402	(183)	(127)

See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

Statements of Changes in Net Assets (Continued)

(Reported in thousands)
	Strategic Allocation Series		Aberdeen International Series
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
From Operations
Net investment income (loss)	$7,682	$8,740	$9,678	$5,009
Net realized gain (loss)	13,556	33,332	51,057	28,638
Net change in unrealized appreciation (depreciation)	(3,853)	(3,049)	3,279	28,384

Increase (decrease) in net assets resulting from operations	17,385	39,023	64,014	62,031

From Distributions to Shareholders
Net investment income	(7,465)	(8,344)	(7,352)	(5,769)
Net realized short-term gains	(4,382)	(8,381)	(939)	—
Net realized long-term gains	(10,976)	(30,264)	(23,958)	—

Decrease in net assets from distributions to shareholders	(22,823)	(46,989)	(32,249)	(5,769)

From Share Transactions
Sales of shares	4,074	3,042	59,091	38,545
Reinvestment of distributions	22,823	46,989	32,249	5,769
Proceeds in conjunction with Plan of Reorganization (Note 11)	—	—	—	175,010
Proceeds in conjunction with Plan of Reorganization (Note 11)	—	—	—	—
Shares repurchased	(66,951)	(78,662)	(42,473)	(44,939)

Increase (decrease) in net assets from share transactions	(40,054)	(28,631)	48,867	174,385

Net increase (decrease) in net assets	(45,492)	(36,597)	80,632	230,647

Net Assets
Beginning of period	316,145	352,742	421,281	190,634

End of period	$270,653	$316,145	$501,913	$421,281

Undistributed net investment income and (accumulated net investment loss)	$962	$680	$428	$(2,090)

Shares
Sales of shares	298	213	3,115	2,384
Reinvestment of distributions	1,738	3,519	1,688	358
Plan of Reorganization (Note 11)	—	—	—	10,427
Plan of Reorganization (Note 11)	—	—	—	—
Shares repurchased	(4,914)	(5,565)	(2,253)	(2,843)

Net Increase / (Decrease)	(2,878)	(1,833)	2,550	10,326

††	Amount less than 1,000 shares.

See Notes to Financial Statements

Alger Small-Cap Growth Series		Duff & Phelps Real Estate Securities Series		S&P Dynamic Asset Allocation Series: Aggressive Growth		S&P Dynamic Asset Allocation Series: Growth
Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	From Inception February 3, 2006 to December 31, 2006	Year Ended December 31, 2007	From Inception February 3, 2006 to December 31, 2006
$(358)	$(188)	$2,518	$2,226	$242	$112	$464	$153
6,995	7,999	12,272	14,452	(135)	(80)	(246)	(131)
2,036	(2,384)	(40,714)	34,308	1,007	844	1,395	848

8,673	5,427	(25,924)	50,986	1,114	876	1,613	870

—	—	(2,063)	(2,131)	(241)	(112)	(464)	(155)
(1,502)	—	(2,116)	(1,532)	(196)	—	(230)	—
(9,086)	(6)	(11,157)	(11,648)	—	—	—	—

(10,588)	(6)	(15,336)	(15,311)	(437)	(112)	(694)	(155)

2,733	5,975	13,438	25,505	14,860	10,903	23,599	14,179
10,588	6	15,336	15,311	437	112	694	155
—	16,831	—	—	—	—	—	—
—	17,716	—	—	—	—	—	—
(13,291)	(11,474)	(40,296)	(25,850)	(3,845)	(482)	(2,086)	(1,986)

30	29,054	(11,522)	14,966	11,452	10,533	22,207	12,348

(1,885)	34,475	(52,782)	50,641	12,129	11,297	23,126	13,063

57,653	23,178	187,922	137,281	11,297	—	13,063	—

$55,768	$57,653	$135,140	$187,922	$23,426	$11,297	$36,189	$13,063

$(7)	$(3)	$550	$95	$—	$(1)	$—	$(1)

140	346	398	776	1,241	1,049	2,057	1,386
572	— ††	542	446	37	10	60	14
—	932	—	—	—	—	—	—
—	981	—	—	—	—	—	—
(679)	(652)	(1,180)	(780)	(316)	(45)	(183)	(198)

33	1,607	(240)	442	962	1,014	1,934	1,202

See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

Statements of Changes in Net Assets (Continued)

(Reported in thousands)
	S&P Dynamic Asset Allocation Series: Moderate		S&P Dynamic Asset Allocation Series: Moderate Growth
	Year Ended December 31, 2007	From Inception February 3, 2006 to December 31, 2006	Year Ended December 31, 2007	From Inception February 3, 2006 to December 31, 2006
From Operations
Net investment income (loss)	$147	$55	$329	$116
Net realized gain (loss)	68	(12)	(4)	(27)
Net change in unrealized appreciation (depreciation)	202	120	821	484

Increase (decrease) in net assets resulting from operations	417	163	1,146	573

From Distributions to Shareholders
Net investment income	(147)	(57)	(331)	(117)
Net realized short-term gains	(91)	—	(198)	(18)
Net realized long-term gains	(6)	—	(29)	—

Decrease in net assets from distributions to shareholders	(244)	(57)	(558)	(135)

From Share Transactions
Sales of shares	4,747	3,949	12,628	9,318
Reinvestment of distributions	244	57	558	135
Proceeds in conjunction with Plan of Reorganization (Note 11)	—	—	—	—
Proceeds in conjunction with Plan of Reorganization (Note 11)	—	—	—	—
Shares repurchased	(1,688)	(251)	(3,453)	(527)

Increase (decrease) in net assets from share transactions	3,303	3,755	9,733	8,926

Net increase (decrease) in net assets	3,476	3,861	10,321	9,364
Net Assets
Beginning of period	3,861	—	9,364	—

End of period	$7,337	$3,861	$19,685	$9,364

Undistributed net investment income and (accumulated net investment loss)	$(1)	$(1)	$(1)	$(1)

Shares
Sales of shares	439	390	1,123	913
Reinvestment of distributions	23	5	49	13
Plan of Reorganization (Note 11)	—	—	—	—
Plan of Reorganization (Note 11)	—	—	—	—
Shares repurchased	(157)	(25)	(302)	(52)

Net Increase / (Decrease)	305	370	870	874

See Notes to Financial Statements

Sanford Bernstein Mid-Cap Value Series		Sanford Bernstein Small-Cap Value Series		Van Kampen Comstock Series		Van Kampen Equity 500 Index Series
Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
$166	$584	$(22)	$163	$1,642	$1,586	$1,810	$1,471
15,998	15,189	10,114	11,140	4,950	20,003	3,194	10,145
(13,080)	1,664	(11,201)	468	(8,000)	(1,469)	1,660	3,194

3,084	17,437	(1,109)	11,771	(1,408)	20,120	6,664	14,810

(199)	(525)	—	(171)	(1,559)	(1,756)	(1,711)	(1,455)
(2,655)	(539)	(1,697)	(675)	(1,830)	(3,621)	—	—
(14,497)	(15,382)	(8,502)	(11,125)	(2,988)	(13,694)	—	—

(17,351)	(16,446)	(10,199)	(11,971)	(6,377)	(19,071)	(1,711)	(1,455)

24,315	12,846	6,306	10,538	7,056	5,309	5,311	2,065
17,351	16,446	10,199	11,971	6,377	19,071	1,711	1,455
—	—	—	—	—	—	—	21,818
—	—	—	—	—	—	—	22,250
(20,862)	(20,421)	(14,726)	(11,960)	(26,485)	(23,936)	(30,677)	(23,655)

20,804	8,871	1,779	10,549	(13,052)	444	(23,655)	23,933

6,537	9,862	(9,529)	10,349	(20,837)	1,493	(18,702)	37,288

131,717	121,855	82,771	72,422	108,209	106,716	142,346	105,058

$138,254	$131,717	$73,242	$82,771	$87,372	$108,209	$123,644	$142,346

$113	$146	$—	$3	$89	$6	$209	$113

1,619	872	360	579	509	353	398	175
1,304	1,157	677	694	491	1,382	128	121
—	—	—	—	—	—	—	1,758
—	—	—	—	—	—	—	1,793
(1,351)	(1,398)	(832)	(668)	(1,896)	(1,614)	(2,315)	(1,979)

1,572	631	205	605	(896)	121	(1,789)	1,868

See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

Financial Highlights

Selected Data For a Share Outstanding Throughout Each Period

	Net			Net		Dividends	Distributions
	Asset	Net		Realized	Total	from	from
	Value	Investment		and	from	Net	Net
	Beginning	Income		Unrealized	Investment	Investment	Realized	Total
	of Period	(Loss)		Gain/(Loss)	Operations	Income	Gains	Distributions
Capital Growth Series
12/31/07	$15.21	$0.04	(1)	$1.60	$1.64	$(0.04)	$—	$(0.04)
12/31/06	14.77	0.04	(1)	0.43	0.47	(0.03)	—	(0.03)
12/31/05	14.25	0.01	(1)	0.52	0.53	(0.01)	—	(0.01)
12/31/04	13.69	0.11		0.57	0.68	(0.12)	—	(0.12)
12/31/03	10.84	0.01		2.85	2.86	(0.01)	—	(0.01)

Growth and Income Series
12/31/07	$14.51	$0.16	(1)	$0.81	$0.97	$(0.15)	$(0.39)	$(0.54)
12/31/06	12.52	0.16	(1)	1.98	2.14	(0.15)	—	(0.15)
12/31/05	12.07	0.13	(1)	0.45	0.58	(0.13)	—	(0.13)
12/31/04	11.06	0.13	(1)	1.02	1.15	(0.14)	—	(0.14)
12/31/03	8.77	0.11		2.29	2.40	(0.11)	—	(0.11)

Mid-Cap Growth Series
12/31/07	$13.46	$(0.11	)(1)	$3.05	$2.94	$—	$—	$—
12/31/06	12.93	(0.09	)(1)	0.62	0.53	—	—	—
12/31/05	12.41	(0.09	)(1)	0.61	0.52	—	—	—
12/31/04	11.63	(0.06	)(1)	0.84	0.78	—	—	—
12/31/03	9.03	(0.07	)(1)	2.67	2.60	—	—	—

Money Market Series
12/31/07	$10.00	$0.47	(1)	$—	$0.47	$(0.47)	$—	$(0.47)
12/31/06	10.00	0.43		—	0.43	(0.43)	—	(0.43)
12/31/05	10.00	0.26		—	0.26	(0.26)	—	(0.26)
12/31/04	10.00	0.08		—	0.08	(0.08)	—	(0.08)
12/31/03	10.00	0.07		—	0.07	(0.07)	—	(0.07)

Multi-Sector Fixed Income Series
12/31/07	$9.25	$0.53	(1)	$(0.19)	$0.34	$(0.50)	$—	$(0.50)
12/31/06	9.14	0.52	(1)	0.09	0.61	(0.50)	—	(0.50)
12/31/05	9.43	0.50	(1)	(0.34)	0.16	(0.45)	—	(0.45)
12/31/04	9.39	0.55		0.07	0.62	(0.58)	—	(0.58)
12/31/03(5)	8.76	0.58		0.66	1.24	(0.61)	—	(0.61)

Multi-Sector Short Term Bond Series
12/31/07	$10.01	$0.53	(1)	$(0.13)	$0.40	$(0.54)	$—	$(0.54)
12/31/06	9.93	0.49	(1)	0.06	0.55	(0.47)	—	(0.47)
12/31/05	10.16	0.45	(1)	(0.31)	0.14	(0.37)	—	(0.37)
12/31/04	10.05	0.42		0.11	0.53	(0.42)	—	(0.42)
From Inception 6/2/03 – 12/31/03	10.00	0.24		0.05	0.29	(0.24)	—	(0.24)

See Notes to Financial Statements

Change in Net Asset Value	Net Asset Value End of Period	Total Return	Net Assets End of Period (000)	Net Operating Expenses		Gross Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover
$1.60	$16.81	10.75%	$400,612	0.91%		0.91%	0.22%	88%
0.44	15.21	3.22	435,126	0.92		0.92	0.25	182
0.52	14.77	3.71	462,402	0.89		0.89	0.06	73
0.56	14.25	4.97	565,515	0.87		0.87	0.72	50
2.85	13.69	26.49	632,025	0.85		0.85	0.07	41

$0.43	$14.94	6.66%	$159,074	0.85%		0.95%	1.03%	44%
1.99	14.51	17.18	167,529	0.91	(4)	0.97	1.17	37
0.45	12.52	4.80	141,038	0.95		0.99	1.04	44
1.01	12.07	10.48	149,609	0.95		0.98	1.13	58
2.29	11.06	27.46	107,718	0.95		1.01	1.18	55

$2.94	$16.40	21.80%	$87,253	1.05%		1.05%	(0.73)%	149%
0.53	13.46	4.13	89,512	1.13	(4)	1.14	(0.72)	80
0.52	12.93	4.18	47,162	1.15		1.21	(0.76)	178
0.78	12.41	6.72	62,681	1.15		1.18	(0.53)	175
2.60	11.63	28.83	61,294	1.15		1.16	(0.67)	174

$—	$10.00	4.88%	$169,437	0.57%		0.57%	4.74%	N/A
—	10.00	4.41	157,158	0.65		0.66	4.35	N/A
—	10.00	2.58	146,431	0.65		0.66	2.54	N/A
—	10.00	0.79	156,996	0.64		0.64	0.77	N/A
—	10.00	0.68	202,644	0.59		0.59	0.69	N/A

$(0.16)	$9.09	3.71%	$250,867	0.74%		0.74%	5.65%	94%
0.11	9.25	6.84	245,750	0.74		0.74	5.60	90
(0.29)	9.14	1.78	239,097	0.75		0.75	5.37	91
0.04	9.43	6.84	249,885	0.73		0.73	5.68	100
0.63	9.39	14.58	198,502	0.74		0.74	6.35	156

$(0.14)	$9.87	3.99%	$44,168	0.70%		0.82%	5.23%	73%
0.08	10.01	5.71	46,663	0.70		0.88	4.92	87
(0.23)	9.93	1.36	47,534	0.70		0.98	4.45	91
0.11	10.16	5.34	36,136	0.51	(4)	1.08	4.37	79
0.05	10.05	2.96 (3)	21,348	0.20	(2)(4)	1.54 (2)	4.90 (2)	50 (3)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

Financial Highlights

Selected Data For a Share Outstanding Throughout Each Period

	Net			Net		Dividends	Distributions
	Asset	Net		Realized	Total	from	from
	Value	Investment		and	from	Net	Net
	Beginning	Income		Unrealized	Investment	Investment	Realized	Total
	of Period	(Loss)		Gain/(Loss)	Operations	Income	Gains	Distributions
Strategic Allocation Series
12/31/07	$13.30	$0.36	(1)	$0.43	$0.79	$(0.37)	$(0.77)	$(1.14)
12/31/06	13.78	0.38	(1)	1.31	1.69	(0.38)	(1.79)	(2.17)
12/31/05	14.24	0.34	(1)	(0.08)	0.26	(0.33)	(0.39)	(0.72)
12/31/04	13.96	0.37		0.65	1.02	(0.37)	(0.37)	(0.74)
12/31/03(6)	11.95	0.33		2.02	2.35	(0.34)	—	(0.34)

Aberdeen International Series
12/31/07	$17.80	$0.40	(1)	$2.25	$2.65	$(0.30)	$(1.01)	$(1.31)
12/31/06	14.29	0.33	(1)	3.53	3.86	(0.35)	—	(0.35)
12/31/05	12.54	0.46	(1)	1.86	2.32	(0.57)	—	(0.57)
12/31/04	10.66	0.23		1.96	2.19	(0.31)	—	(0.31)
12/31/03	8.24	0.18		2.41	2.59	(0.17)	—	(0.17)

Alger Small-Cap Growth Series
12/31/07	$18.65	$(0.12	)(1)	$3.07	$2.95	$—	$(3.75)	$(3.75)
12/31/06	15.61	(0.10	)(1)	3.14	3.04	—	—	—
12/31/05	14.72	(0.08	)(1)	2.38	2.30	—	(1.41)	(1.41)
12/31/04	14.64	(0.11	)(1)	0.42	0.31	—	(0.23)	(0.23)
12/31/03	10.08	(0.10	)(1)	5.49	5.39	—	(0.83)	(0.83)

Duff & Phelps Real Estate Securities Series
12/31/07	$35.60	$0.51	(1)	$(6.00)	$(5.49)	$(0.44)	$(2.85)	$(3.29)
12/31/06	28.38	0.45	(1)	9.90	10.35	(0.44)	(2.69)	(3.13)
12/31/05	26.39	0.44	(1)	3.46	3.90	(0.44)	(1.47)	(1.91)
12/31/04	21.85	0.56		6.87	7.43	(0.59)	(2.30)	(2.89)
12/31/03	16.85	0.64		5.67	6.31	(0.66)	(0.65)	(1.31)

S&P Dynamic Asset Allocation Series: Aggressive Growth
12/31/07	$11.15	$0.16	(1)	$0.78	$0.94	$(0.13)	$(0.10)	$(0.23)
From Inception 2/3/06 – 12/31/06	10.00	0.11		1.15	1.26	(0.11)	—	(0.11)

S&P Dynamic Asset Allocation Series: Growth
12/31/07	$10.87	$0.22	(1)	$0.69	$0.91	$(0.16)	$(0.08)	$(0.24)
From Inception 2/3/06 – 12/31/06	10.00	0.13		0.87	1.00	(0.13)	—	(0.13)

S&P Dynamic Asset Allocation Series: Moderate
12/31/07	$10.41	$0.30	(1)	$0.54	$0.84	$(0.24)	$(0.15)	$(0.39)
From Inception 2/3/06 – 12/31/06	10.00	0.15		0.42	0.57	(0.16)	—	(0.16)

S&P Dynamic Asset Allocation Series: Moderate Growth
12/31/07	$10.72	$0.24	(1)	$0.67	$0.91	$(0.20)	$(0.13)	$(0.33)
From Inception 2/3/06 – 12/31/06	10.00	0.14		0.74	0.88	(0.14)	(0.02)	(0.16)

See Notes to Financial Statements

Change in Net Asset Value	Net Asset Value End of Period	Total Return	Net Assets End of Period (000)	Net Operating Expenses	Gross Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover
$(0.35)	$12.95	5.98%	$270,653	0.84%	0.84%	2.62%	52%
(0.48)	13.30	12.69	316,145	0.83	0.84	2.66	86
(0.46)	13.78	1.79	352,742	0.79	0.79	2.39	62
0.28	14.24	7.46	427,843	0.78	0.78	2.44	65
2.01	13.96	19.87	468,630	0.77	0.77	2.54	87

$1.34	$19.14	14.94%	$501,913	0.98%	0.98%	2.10%	34%
3.51	17.80	27.37	421,281	1.01	1.01	2.06	56
1.75	14.29	18.57	190,634	1.06	1.06	3.56	44
1.88	12.54	20.78	180,668	1.05	1.05	2.12	48
2.42	10.66	31.86	145,580	1.07	1.07	1.99	39

$(0.80)	$17.85	16.10%	$55,768	1.00%	1.12%	(0.62)%	59%
3.04	18.65	19.45	57,653	1.00	1.27	(0.59)	147
0.89	15.61	15.64	23,178	1.00	1.65	(0.54)	182
0.08	14.72	2.12	19,561	1.00	1.74	(0.75)	200
4.56	14.64	53.38	13,026	1.00	3.49	(0.75)	180

$(8.78)	$26.82	(15.71)%	$135,140	0.98%	0.98%	1.50%	23%
7.22	35.60	37.07	187,922	1.02	1.02	1.37	28
1.99	28.38	15.10	137,281	1.03	1.03	1.62	26
4.54	26.39	34.69	121,985	1.04	1.04	2.39	27
5.00	21.85	38.27	87,376	1.07	1.12	4.72	27

$0.71	$11.86	8.45%	$23,426	0.70%	1.04%	1.37%	105%
1.15	11.15	12.61 (3)	11,297	0.70 (2)	1.67 (2)	2.26 (2)	110 (3)

$0.67	$11.54	8.33%	$36,189	0.70%	1.03%	1.88%	127%
0.87	10.87	9.98 (3)	13,063	0.70 (2)	1.58 (2)	2.61 (2)	125 (3)

$0.45	$10.86	7.98%	$7,337	0.70%	1.49%	2.80%	140%
0.41	10.41	5.69 (3)	3,861	0.70 (2)	3.10 (2)	3.58 (2)	81 (3)

$0.58	$11.30	8.50%	$19,685	0.70%	1.11%	2.14%	146%
0.72	10.72	8.78 (3)	9,364	0.70 (2)	1.99 (2)	3.20 (2)	106 (3)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

Financial Highlights

Selected Data For a Share Outstanding Throughout Each Period

	Net			Net		Dividends	Distributions
	Asset	Net		Realized	Total	from	from
	Value	Investment		and	from	Net	Net
	Beginning	Income		Unrealized	Investment	Investment	Realized	Total
	of Period	(Loss)		Gain/(Loss)	Operations	Income	Gains	Distributions
Sanford Bernstein Mid-Cap Value Series
12/31/07	$14.12	$0.02	(1)	$0.31	$0.33	$(0.02)	$(1.75)	$(1.77)
12/31/06	14.01	0.07	(1)	1.98	2.05	(0.06)	(1.88)	(1.94)
12/31/05	14.02	0.01	(1)	1.08	1.09	(0.02)	(1.08)	(1.10)
12/31/04	12.54	0.02		2.51	2.53	(0.02)	(1.03)	(1.05)
12/31/03	9.20	0.03		3.72	3.75	(0.02)	(0.39)	(0.41)

Sanford Bernstein Small-Cap Value Series
12/31/07	$17.03	$—	(7)	$(0.30)	$(0.30)	$—	$(2.27)	$(2.27)
12/31/06	17.02	0.04	(1)	2.77	2.81	(0.04)	(2.76)	(2.80)
12/31/05	16.74	(0.03	)(1)	1.28	1.25	—	(0.97)	(0.97)
12/31/04	14.84	(0.03	)(1)	3.39	3.36	—	(1.46)	(1.46)
12/31/03	10.50	0.02	(1)	4.57	4.59	—	(0.25)	(0.25)

Van Kampen Comstock Series
12/31/07	$13.71	$0.23	(1)	$(0.51)	$(0.28)	$(0.23)	$(0.71)	$(0.94)
12/31/06	13.73	0.22	(1)	2.65	2.87	(0.26)	(2.63)	(2.89)
12/31/05	13.18	0.16	(1)	0.55	0.71	(0.16)	—	(0.16)
12/31/04	11.77	0.11	(1)	1.41	1.52	(0.11)	—	(0.11)
12/31/03	9.59	0.09		2.19	2.28	(0.10)	—	(0.10)

Van Kampen Equity 500 Index Series
12/31/07	$12.77	$0.18	(1)	$0.44	$0.62	$(0.18)	$—	$(0.18)
12/31/06	11.32	0.16		1.44	1.60	(0.15)	—	(0.15)
12/31/05	11.05	0.13		0.28	0.41	(0.14)	—	(0.14)
12/31/04	10.21	0.15		0.84	0.99	(0.15)	—	(0.15)
12/31/03	8.17	0.10		2.04	2.14	(0.10)	—	(0.10)

(1)	Computed using average shares outstanding.
(2)	Annualized
(3)	Not annualized
(4)	Represents a blended net operating expense ratio.
(5)

As a result of changes in generally accepted accounting principles, the Multi-Sector Fixed Income Series reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a decrease of $0.01 to net investment income per share and an increase to net realized and unrealized gain (loss) by $0.01 per share for the period ended December 31, 2003. The net investment ratio for the period ended December 31, 2003, changed by 0.06%.

(6)

As a result of changes in generally accepted accounting principles, the Strategic Allocation Series reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. There was no change to net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio for the period ended December 31, 2003.

(7)	Amount is less than $0.01.

See Notes to Financial Statements

Change in Net Asset Value	Net Asset Value End of Period	Total Return	Net Assets End of Period (000)	Net Operating Expenses	Gross Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover
$(1.44)	$12.68	2.00%	$138,254	1.29%	1.29%	0.11%	33%
0.11	14.12	14.91	131,717	1.30	1.32	0.46	52
(0.01)	14.01	7.73	121,855	1.30	1.33	0.07	37
1.48	14.02	20.41	116,014	1.30	1.34	0.25	36
3.34	12.54	40.97	85,868	1.30	1.37	0.46	29

$(2.57)	$14.46	(2.10)%	$73,242	1.30%	1.31%	(0.03)%	32%
0.01	17.03	16.75	82,771	1.30	1.35	0.21	55
0.28	17.02	7.46	72,422	1.30	1.40	(0.19)	32
1.90	16.74	22.67	67,785	1.30	1.43	(0.22)	44
4.34	14.84	43.86	48,756	1.30	1.52	0.14	36

$(1.22)	$12.49	(2.22)%	$87,372	0.95%	0.96%	1.61%	15%
(0.02)	13.71	20.90	108,209	0.95	1.00	1.50	105
0.55	13.73	5.43	106,716	0.95	0.99	1.25	58
1.41	13.18	12.91	134,224	0.95	0.98	0.92	91
2.18	11.77	23.87	92,805	0.95	1.02	0.88	393

$0.44	$13.21	4.87%	$123,644	0.58%	0.73%	1.34%	3%
1.45	12.77	14.21	142,346	0.63 (4)	0.77	1.36	74
0.27	11.32	3.69	105,058	0.65	0.72	1.22	14
0.84	11.05	9.84	119,629	0.65	0.72	1.44	22
2.04	10.21	26.23	110,334	0.65	0.72	1.18	52

See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

Note 1—Organization

The Phoenix Edge Series Fund (the “Fund”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund is organized with series, which are available only to the following separate accounts: Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C, and D.

The Fund is comprised of 18 series (each a “series”).

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.	Security valuation

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

On December 31, 2007, The Aberdeen International utilized fair value pricing for its foreign common stocks.

Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2007, the total value of these securities represented the following approximate percentage of net assets:

Series	Percentage of Net Assets
Multi-Sector Short Term Bond	3.65%

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

Money Market uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The deviations between the net asset value per share are monitored by using available market quotations and Money Market’s net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the series attempts to maintain a constant net asset value of $10 per share.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures. The Fund will be adopting effective with 3/31/08 on the financial statements.

B.	Security transactions and related income

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the series is notified. Interest income is recorded on the accrual basis. Each series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.	Income taxes

Each series is treated as a separate taxable entity. It is the policy of each series in the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the series’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 – 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the series’ financial statements. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amount of any unrecognized tax benefits significantly increasing or decreasing for any of the Series.

D.	Distributions to shareholders

Distributions are recorded by each series on the ex-dividend date. For Money Market, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred by the Fund with respect to more than one series are allocated in proportion to the net assets of each series, except where allocation of direct expense to each series or an alternative allocation method can be more appropriately made. In addition to the net operating expenses that the Phoenix-S&P Asset Allocation series’ bear directly, the contract owners, as investors in the series, indirectly bear the series’ pro-rata expenses of the underlying funds in which each series invests.

F.	Foreign currency translation

Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G.	Foreign security country determination

A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H.	Forward currency contracts

Certain series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if a counterparty does not perform under the contract.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each series as unrealized gain or loss. When the contract is closed or offset with the same counterparty, the series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

I.	Futures contracts

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Certain series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the series is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the series as unrealized gains or losses. When the contract is closed, the series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

J.	REIT Investments

For Duff & Phelps Real Estate Securities, dividend income is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

K.	Security lending

Certain series may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the “Custodian”). Under the terms of agreement, the series is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies, sovereign debt of foreign countries, and/or irrevocable letters of credit issued by banks. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the series net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

At December 31, 2007, the following series had securities on loan (reported in 000’s):

Series	Market Value	U.S. Government Securities Collateral	Cash Collateral
Capital Growth	$33,609	$8,254	$25,980
Multi-Sector Fixed Income	31,356	—	33,024
Strategic Allocation	169	—	174
Aberdeen International	1,300	—	1,386

L.	Loan agreements

Certain series may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The series’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The series

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the series purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. Currently, the series only hold assignment loans.

M.	When-issued and delayed delivery transactions

Certain series may engage in when-issued or delayed delivery transactions. Each series records when-issued and delayed delivery securities on the trade date. Each series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

N.	Repurchase agreements

A repurchase agreement is a transaction where a series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

O.	Credit linked notes

Certain series may invest in credit linked notes, which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.

Note	3—Investment Advisory Fees and Related Party Transactions

The advisor to the Fund is Phoenix Variable Advisors, Inc. (“PVA”) (the “Advisor”). PVA is a wholly-owned subsidiary of PM Holdings, Inc. PVA is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company (“PLIC”).

As compensation for their service to the Fund, the advisor is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate series listed below:

Series	Rate for first $250 million	Rate for next $250 million	Rate for over $500 million
Capital Growth	0.70%	0.65%	0.60%
Growth and Income	0.70	0.65	0.60
Mid-Cap Growth	0.80	0.80	0.80
Money Market	0.40	0.35	0.30
Multi-Sector Fixed Income	0.50	0.45	0.40
Multi-Sector Short Term Bond	0.50	0.45	0.40
Strategic Allocation	0.60	0.55	0.50
Aberdeen International	0.75	0.70	0.65
Alger Small-Cap Growth	0.85	0.85	0.85
S&P Aggressive Growth	0.40	0.40	0.40
S&P Growth	0.40	0.40	0.40
S&P Moderate	0.40	0.40	0.40
S&P Moderate Growth	0.40	0.40	0.40
Sanford Bernstein Mid-Cap Value	1.05	1.05	1.05
Sanford Bernstein Small-Cap Value	1.05	1.05	1.05
Van Kampen Comstock	0.70	0.65	0.60
Van Kampen Equity 500 Index*	0.35	0.35	0.35

	Advisor	Rate for first $1 Billion	Rate for next $1 Billion	Rate for over $2 Billion
Duff & Phelps Real Estate Securities	PVA	0.75%	0.70%	0.65%

*	Prior to October 1, 2007, the rate was 0.45%.

Pursuant to subadvisory agreements, PVA delegates, certain investment decisions and/or research functions with respect to the following series to the subadvisor indicated, for which each is paid a fee by the advisor.

Series	Subadvisor
Capital Growth	Harris Investment Management, Inc.
Growth and Income	PIC(2)*
Mid-Cap Growth	Neuberger Berman Management, Inc.
Money Market	Goodwin(5)*
Multi-Sector Fixed Income	Goodwin(5)*
Multi-Sector Short Term Bond	Goodwin(5)*
Strategic Allocation (equity portion)	PIC(2)*
Strategic Allocation (fixed income portion)	Goodwin(5)*
Aberdeen International	Aberdeen(1)
Alger Small-Cap Growth	Fred Alger Management, Inc.
Duff & Phelps Real Estate Securities	DPIM(6)*
S&P Aggressive Growth	SPIAS(3)
S&P Growth	SPIAS(3)
S&P Moderate	SPIAS(3)
S&P Moderate Growth	SPIAS(3)
Sanford Bernstein Mid-Cap Value	AllianceBernstein, L.P.
Sanford Bernstein Small-Cap Value	AllianceBernstein, L.P.
Van Kampen Comstock	Van Kampen(4)
Van Kampen Equity 500 Index	Van Kampen(4)

(1)	Aberdeen Asset Management Inc.
(2)	Phoenix Investment Counsel, Inc.
(3)	Standard & Poor’s Investment Advisory Services LLC
(4)	Morgan Stanley Investment Management Inc. dba Van Kampen
(5)	Goodwin Capital Advisers, Inc.
(6)	Duff & Phelps Investment Management Co.
*	Affiliated Company.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

The advisor has contractually agreed to reimburse expenses of the Fund (excluding management and distribution fees, interest, taxes, brokerage fees and commissions), to the extent that such expenses exceed the operating expenses of the series’ average net assets (the “expense caps”) until April 30, 2008 as listed in the chart below.

Maximum Operating Expense
Capital Growth	0.25%
Growth and Income	0.15
Mid-Cap Growth	0.30
Money Market	0.25
Multi-Sector Fixed Income	0.25
Multi-Sector Short Term Bond	0.20
Strategic Allocation	0.25
Aberdeen International	0.30
Alger Small-Cap Growth	0.15
Duff & Phelps Real Estate Securities	0.35
S&P Aggressive Growth	0.05
S&P Growth	0.05
S&P Moderate	0.05
S&P Moderate Growth	0.05
Sanford Bernstein Mid-Cap Value	0.25
Sanford Bernstein Small-Cap Value	0.25
Van Kampen Comstock	0.25
Van Kampen Equity 500 Index	0.15

Phoenix Equity Planning Corporation (“PEPCO”), is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. (“PXP”) and serves as the Administrator to the Fund. PEPCO receives an administration fee at an annual rate of 0.09% of the first $5 billion, 0.08% on the next $10 billion, and 0.07% over $15 billion of the average net assets across all non-money market funds in the Phoenix Funds and The Phoenix Edge Series Fund. For the money market funds, the fee is 0.035% of the average net assets across all Phoenix money market funds within the Phoenix Funds Family.

For the fiscal year (the “period”) ended December 31, 2007, the Fund incurred administration fees totaling $2,142 (reported in 000’s).

Pursuant to a Service Agreement, PLIC a wholly-owned subsidiary of The Phoenix Companies (“PNX”), receives a service fee at the annual rate of 0.066% of the average daily net assets of each series for providing certain stock transfer and accounting services for each series. For the period ended December 31, 2007, the Fund paid PLIC $1,743 (reported in 000’s).

PEPCO serves as the distributor to the Phoenix-S&P Series’ shares. For its services each Phoenix-S&P Series pays PEPCO distribution and/or service fees at an annual rate not to exceed 0.25% of the average daily net assets of each respective Phoenix-S&P Dynamic Asset Allocation Series.

At December 31, 2007, PLIC and its affiliates held shares in the Fund which aggregate the following:

	Shares	Aggregate Net Asset Value (reported in 000’s)
S&P Aggressive Growth	20,000	$244
S&P Growth	21,000	238
S&P Moderate	21,000	236
S&P Moderate Growth	21,000	228

The Fund provides a deferred compensation plan for its disinterested trustees. Under the deferred compensation plan, disinterested trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, and then, in turn, may be invested in the shares of unaffiliated mutual funds selected by the disinterested trustees. Investments in such unaffiliated mutual funds are included in “Other Assets” on the Statement of Assets and Liabilities at December 31, 2007. As of December 31, 2007, the aggregate value of such investments is $197 (reported in 000’s).

Note 4—Purchases and Sales of Securities

Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, futures contracts, and forward currency contracts) during the period ended December 31, 2007, were as follows:

	Purchases (reported in 000’s)	Sales (reported in 000’s)
Capital Growth	$365,426	$438,252
Growth and Income	73,484	90,383
Mid-Cap Growth	126,818	145,411
Multi-Sector Fixed Income	168,771	152,471
Multi-Sector Short Term Bond	19,081	21,072
Strategic Allocation	115,624	161,207
Aberdeen International	174,226	155,801
Alger Small-Cap Growth	34,031	44,038
Duff & Phelps Real Estate Securities	37,348	52,585
S&P Dynamic Asset Allocation-Aggressive Growth	29,397	18,552
S&P Dynamic Asset Allocation-Growth	53,154	31,222
S&P Dynamic Asset Allocation-Moderate	10,602	7,397
S&P Dynamic Asset Allocation-Moderate Growth	31,600	22,159
Sanford Bernstein Mid-Cap Value	50,546	46,407
Sanford Bernstein Small-Cap Value	26,737	31,085
Van Kampen Comstock	14,840	29,313
Van Kampen Equity 500 Index	4,308	23,982

Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2007, were as follows:

	Purchases (reported in 000’s)	Sales (reported in 000’s)
Multi-Sector Fixed Income	$71,912	$73,660
Multi-Sector Short Term Bond	13,329	12,898
Strategic Allocation	33,346	40,161

Note 5—Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

effects on the market prices of these investments and the income they generate, as well as a series’ ability to repatriate such amounts.

High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the advisors and/or subadvisors to accurately predict risk.

Certain series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a series, positive or negative, than if a series did not concentrate its investments in such sectors.

At December 31, 2007, the series held securities in specific sectors as detailed below:

Series	Sector	Percentage of Total Net Assets
Capital Growth	Information Technology	31%
Alger Small-Cap Growth	Information Technology	26%
Sanford Bernstein Small-Cap Value	Industrials	25%
Van Kampen Comstock	Financials	26%

Note 6—Illiquid and Restricted Securities

Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the series. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are noted as such at the end of each series’ Schedule of Investments where applicable.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

At December 31, 2007, the Fund held the following restricted securities:

	Acquisition Date and Cost (reported in 000’s)	Market Value and % of Net Assets (reported in 000’s)
Multi-Sector Fixed Income
MASTR Alternative Net Interest Margin 06-6, N1 144A 6.129% due 9/26/46	8/3/06	$11
	$493	0.0%
Multi-Sector Short Term Bond
MASTR Alternative Net Interest Margin Trust 05-CW1A, N1 144A 6.750% due 12/26/35	11/18/08	$19
	$129	0.04%
MASTR Resecuritization Trust 05-4CI, N2 144A 7.865% due 4/26/45	1/12/06	$59
	$120	0.1%
MASTR Alternative Net Interest Margin 06-6, N1 144A 6.129% due 9/26/46	8/3/06	$2
	$89	0.2%

Alger Small-Cap Growth Autobytel, Inc.	6/20/03	$10
	$20	0.02%

Van Kampen Equity 500 Index Seagate Technology Tax Refund Rights	11/22/00	$0
	$0	0%

Each series will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

Note 7—Indemnifications

Under the series’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the series. In addition, the series enter into contracts that contain a variety of indemnifications. The series’ maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

Note 8—Regulatory Exams

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products.

In February 2005, the NASD notified PNX that it was asserting violations of trade reporting rules by a subsidiary. PNX responded to the NASD allegations in May 2005. Thereafter, in January 2007, the NASD notified PNX that the matter is being referred for potential violations and possible action. On May 3, 2007, the NASD accepted a letter of acceptance, waiver and consent submitted by the PXP subsidiary to resolve this matter. Without admitting or denying the NASD’s findings, in accordance with the terms of the letter, the PXP subsidiary agreed to a censure, to pay a fine of $8,000 and to revise its supervisory procedures.

The Company does not believe that the outcome of these matters will be material to these financial statements.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

Note 9—Manager of Managers

The Fund and PVA have received an exemptive order from the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to review and approval of the Fund’s Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

Note 10—Mixed and Shared Funding

Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and could be offered to separate accounts of other insurance companies in the future.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund’s Trustees do not foresee any such differences or disadvantages at this time. However, the Fund’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

Note 11—Mergers (reported in 000’s)

On October 27, 2006, the Capital Growth Series acquired all of the net assets of the Phoenix-AIM Growth Series (“AIM Growth”) pursuant to an Agreement and Plan of Reorganization approved by the AIM Growth shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 3,996,273 shares of Capital Growth outstanding on October 27, 2006 and valued at $61,017 for 8,399,603 shares of AIM Growth outstanding on October 27, 2006. AIM Growth’s net assets of $61,017, including $8,256 of net unrealized appreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $452,686. The shareholders of AIM Growth received for each share owned approximately 0.48 share of Capital Growth.

On October 27, 2006, the Mid-Cap Growth Series acquired all of the net assets of the Phoenix Strategic Theme Series (“Strategic Theme”) pursuant to an Agreement and Plan of Reorganization approved by the Strategic Theme shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 3,950,319 shares of Mid-Cap Growth outstanding on October 27, 2006 and valued at $53,114 for 4,883,118 shares of Strategic Theme outstanding on October 27, 2006. Strategic Theme’s net assets of $53,114, including $7,455 of net unrealized appreciation were combined with those of Mid-Cap Growth. The aggregate net assets of Mid-Cap Growth immediately after the merger were $98,522. The shareholders of Strategic Theme received for each share owned approximately 0.81 share of Mid-Cap Growth.

On October 27, 2006, the Alger Small-Cap Growth Series acquired all of the net assets of the Phoenix-Engemann Small-Cap Growth Series (“Engemann Small-Cap Growth”) and the Phoenix-Kayne Small-Cap Quality Value Series (“Kayne Small-Cap Quality Value”) pursuant to Agreements and Plans of Reorganization approved by the Engemann Small-Cap Growth and Kayne Small-Cap Quality Value shareholders on October 26, 2006. The acquisition was accomplished by a tax-free exchange of 1,912,431 shares of Alger Small-Cap Growth outstanding on October 27, 2006 and valued at $34,547 for 2,108,424 shares of Engemann Small-Cap Growth valued at $16,831 and 1,054,130 shares of Kayne Small-Cap Quality Value valued at $17,716. Engemann Small-Cap Growth’s net assets of $16,831, including $4,239 of net unrealized appreciation and Kayne Small-Cap Quality Value’s net assets of $17,716, including $4,213 of net unrealized appreciation were combined with those of Alger Small-Cap Growth. The aggregate net assets of Alger Small-Cap Growth immediately after the merger were $59,092. The shareholders of Engemann Small-Cap Growth received for each share owned approximately 0.44 share of Alger Small-Cap Growth. The shareholders of Kayne Small-Cap Quality Value received for each share owned approximately 0.93 share of Alger Small-Cap Growth.

On October 27, 2006, the Van Kampen Equity 500 Index Series acquired all of the net assets of the Phoenix-Northern Dow 30 Series (“Northern Dow 30”) and the Phoenix-Northern Nasdaq-100 Index® Series (“Northern Nasdaq-100 Index®”) pursuant to Agreements and Plans of Reorganization approved by the Northern Dow 30 and Northern Nasdaq-100 Index® shareholders on October 26, 2006. The acquisition was accomplished by a tax-free exchange of 3,550,335 shares of Van Kampen Equity 500 Index outstanding on October 27, 2006 and valued at $44,067 for 2,100,979 shares of Northern Dow 30 valued at $21,818 and 4,901,410 shares of Northern Nasdaq-100 Index® valued at $22,249. Northern Dow 30’s net assets of $21,818, including $4,937 of net unrealized appreciation and Northern Nasdaq-100 Index®’s net assets of $22,249, including $5,784 of net unrealized appreciation were combined with those of Van Kampen Equity 500 Index. The aggregate net assets of Van Kampen Equity 500 Index immediately after the merger were $145,083. The shareholders of Northern Dow 30 received for each share owned approximately 0.84 share of Van Kampen Equity 500 Index. The shareholders of Northern Nasdaq-100 Index® received for each share owned approximately 0.37 share of Van Kampen Equity 500 Index.

On October 20, 2006, the Growth and Income Series acquired all of the net assets of the Phoenix-Kayne Rising Dividends Series (“Kayne Rising Dividends”) pursuant to an Agreement and Plan of Reorganization approved by the Kayne Rising Dividends shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 835,783 shares of Growth and Income outstanding on October 20, 2006 and valued at $11,722 for 1,002,388 shares of Kayne Rising Dividends outstanding on October 20, 2006. Kayne Rising Dividend’s net assets of $11,722, including $1,655 of net unrealized appreciation were combined with those of Growth and Income. The aggregate net assets of Growth and Income immediately after the merger were $163,685. The shareholders of Kayne Rising Dividends received for each share owned approximately 0.83 share of Growth and Income.

On October 20, 2006, the Aberdeen International Series acquired all of the net assets of the Phoenix-Lazard International Equity Select Series (“Lazard International Equity Select”) pursuant to an Agreement and Plan of Reorganization approved by the Lazard International Equity Select shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 10,426,631 shares of Aberdeen International outstanding on October 20, 2006 and valued at $175,010 for 10,514,476 shares of Lazard International Equity Select outstanding on October 20, 2006. Lazard International Equity Select’s net assets of $175,010, including $33,022 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

immediately after the merger were $389,209. The shareholders of Lazard International Equity Select received for each share owned approximately 0.99 share of Aberdeen International.

Note 12—Exemptive Order

On June 5, 2006, the SEC issued an order under Section 12(d)(1)(J) of the Investment Company Act (“1940 Act”) granting an exemption from Sections 12(d)(1)(A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Phoenix-S&P Series to invest in other affiliated and unaffiliated funds, including exchange traded funds. Before the order was granted, the Series could invest in affiliated funds only or exchange traded funds only, but not in unaffiliated funds or a combination of affiliated funds, exchange traded funds, and unaffiliated funds.

Note 13—Other

The insurance company affiliates of the Fund distribute the Fund as investment options in variable annuity and life insurance products (“Variable Products”) through non-affiliated advisors, broker-dealers and other financial intermediaries. There is substantial competition for business within most of these distributors. One of the most significant distributors of the Variable Products (and the Fund) includes a subsidiary of State Farm Mutual Automobile Insurance Company, or State Farm. The insurance company affiliates of the Fund have had distribution arrangements with State Farm since 2001. In 2007, the agreement with State Farm to provide life and annuity products and related services to State Farm’s affluent and high-net-worth customers through qualified State Farm agents was extended until 2016.

Note 14—Federal Income Tax Information (Reported in 000’s)

The following series have capital loss carryovers which may be used to offset future capital gains.

	Expiration Year
	2008	2009	2010	2011	2012	2013	2014	2015	Total
Capital Growth	—	$192,231	$84,342	$5,973	$2,820	—	—	—	$285,366
Mid-Cap Growth	$38,041	39,730	16,035	—	—	$981	—	—	94,787
Money Market	—	—	—	—	—	—	—	$7	7
Multi-Sector Fixed Income	5,548	4,981	7,850	—	—	—	—	—	18,379
Multi-Sector Short Term Bond	—	—	—	—	137	159	$167	—	463
Van Kampen Equity 500 Index	—	—	7,004	8,593	575	1,188	—	—	17,360

The Fund may not realize the benefit of these losses to the extent each series does not realize gains on investments prior to the expiration of the capital loss carryovers. The Capital Growth Series, the Mid-Cap Growth Series and the Van Kampen Equity 500 Index Series amounts include losses acquired in connection with prior years mergers.

The following series utilized losses deferred in prior years against current year capital gains as follows:

Capital Growth	$19,021
Growth and Income	7,338
Mid-Cap Growth	22,009
Multi-Sector Fixed Income	1,247
Multi-Sector Short Term Bond	54
Aberdeen International	7,445
S&P Dynamic Asset Allocation: Aggressive Growth	10
S&P Dynamic Asset Allocation: Growth	24
S&P Dynamic Asset Allocation: Moderate	2
Van Kampen Equity 500 Index	2,707

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the period ended December 31, 2007, the following series deferred and/or recognized post October losses as follows:

Series	Capital Deferred	Capital Recognized	Currency Recognized
Capital Growth	$232	—	—
Mid-Cap Growth	—	$18	—
Multi-Sector Fixed Income	103	—	$111
Multi-Sector Short Term Bond	5	5	—
Strategic Allocation	—	—	17
Aberdeen International	—	—	7
Duff & Phelps Real Estate Securities	—	—	—
S&P Dynamic Asset Allocation: Aggressive Growth	13	—	—
S&P Dynamic Asset Allocation: Growth	57	—	—
S&P Dynamic Asset Allocation: Moderate	12	—	—
S&P Dynamic Asset Allocation: Moderate Growth	48	—	—

The components of distributable earnings on a tax basis, (excluding unrealized appreciation (depreciation), which are disclosed in the respective schedule of investments), consist of undistributed ordinary income and undistributed long-term capital gains as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Capital Growth	$86	—
Growth and Income	210	$1,561
Money Market	10	—
Multi-Sector Fixed Income	2,059	—
Multi-Sector Short Term Bond	349	—
Strategic Allocation	1,371	1,800
Aberdeen International	1,350	18,488
Alger Small-Cap Growth	163	1,179
Duff & Phelps Real Estate Securities	1,308	2,026
S&P Dynamic Asset Allocation: Aggressive Growth	34	—
S&P Dynamic Asset Allocation: Growth	4	—
S&P Dynamic Asset Allocation: Moderate	1	—	(#)
S&P Dynamic Asset Allocation: Moderate Growth	2	—
Sanford Bernstein Mid-Cap Value	749	1,634
Sanford Bernstein Small-Cap Value	346	1,101
Van Kampen Commstock	435	1,025
Van Kampen Equity 500 Index	221	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

Note 15—Reclassification of Capital Accounts

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Series. As of December 31, 2007, the following series recorded reclassifications to increase (decrease) the accounts listed below:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Capital Paid In on Shares of Beneficial Interest
Capital Growth	$(2)	— (#)	$2
Growth and Income	(1)	—	1
Mid-Cap Growth	635	$(18)	(617)
Multi-Sector Fixed Income	625	(625)	—
Multi-Sector Short Term Bond	130	(130)	—
Strategic Allocation	64	(64)	—
Aberdeen International	192	(194)	2
Alger Small-Cap Growth	354	(362)	8
Duff & Phelps Real Estate Securities	—	—	—
S&P Dynamic Asset Allocation: Aggressive Growth	— (#)	— (#)	—
S&P Dynamic Asset Allocation: Growth	1	(1)	—
S&P Dynamic Asset Allocation: Moderate	— (#)	— (#)	—
S&P Dynamic Asset Allocation: Moderate Growth	1	(1)	—
Sanford Bernstein Small-Cap Value	19	(19)	—
Van Kampen Equity 500 Index	(3)	—	3

#	Amount is less than $1,000.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

Note 16—Subadvisor Change

On December 10, 2007, Standard & Poor’s Investment Advisory Services LLC provided written notice that it was terminating its subadvisory relationship with the four S&P – Phoenix Dynamic Asset Allocation Series as of February 29, 2008. PVA advised the Board of Trustees that it would be recommending a new subadvisor for the four Series at the February 25-26, 2008 quarterly meeting for its consideration and approval.

Note 17—Subsequent Event

On February 7, 2008, PNX announced that it intends to spin off its asset management subsidiary (“spin-off”), Phoenix Investment Partners (“PXP”), to PNX’ shareholders. The Fund’s Administrator and Transfer Agent, Phoenix Equity Planning Corporation, a subsidiary of PXP, Phoenix Investment Counsel, Inc., a subsidiary of PXP, which is the subadvisor to the Phoenix Growth and Income Series, the Phoenix Strategic Allocation Series, and Duff & Phelps Investment Management Company, a subsidiary of PXP, the subadvisor to the Phoenix-Duff & Phelps Real Estate Securities Series, are also intended to be part of the spin-off. Goodwin Capital Advisors, Inc., a subsidiary of PXP, which is a subadvisor to Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Multi-Sector Short-Term Bond Series, and the Phoenix Strategic Allocation Series, is intended to be distributed to PNX or a PNX affiliate as part of the spin-off.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

The Phoenix Edge Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 18 series (constituting The Phoenix Edge Series Fund, hereafter referred to as the “Fund”) at December 31, 2007 and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts

February 19, 2008

THE PHOENIX EDGE SERIES FUND

TAX INFORMATION NOTICE (UNAUDITED)

December 31, 2007

Tax Information Notice (Unaudited)

For the fiscal year ended December 31, 2007, the series listed designated long-term capital gains dividends as follows:

Growth and Income	$5,578
Strategic Allocation	10,678
Aberdeen International	42,455
Alger Small-Cap Growth	4,892
Duff & Phelps Real Estate Securities	10,546
S&P Dynamic Asset Allocation: Moderate Growth	29
Sanford Bernstein Mid-Cap Value	13,768
Sanford Bernstein Small-Cap Value	8,484
Van Kampen Comstock	3,236

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX CAPITAL GROWTH SERIES (the “Series”)

The Board of Trustees is responsible for determining whether to approve the Fund’s advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board of Trustees, first by a majority of the Trustees who are “disinterested” trustees of the Fund (as that term is defined in section 2(a)(19) of the Investment Company Act of 1940, (the “1940 Act”), and then by a majority of the entire Board, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Harris Investment Management, Inc. (the “Subadvisor”). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board’s conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007, and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed below the index for the 1, 3, 5, and 10 year and year-to-date periods as of September 30, 2007. The Series was ranked 134th out of 199 for its peer group for the year-to-date period ended September 30, 2007. The Board noted that the Subadvisor has been managing the Series for approximately eighteen months in its consideration of the quality of the Subadvisor’s investment performance. The Board further noted that it would review the Subadvisor’s investment performance each quarter in 2008.

Profitability. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to the comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as its appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds, and, however, the contractual management fee was slightly above the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX CAPITAL GROWTH SERIES (the “Series”)

(Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the 1, 3, 5 and 10 year and year-to-date periods as of September 30, 2007. The Series was ranked 134th out of 199 for its peer group for the year-to-date period ended September 30, 2007. The Board noted that the Subadvisor has been managing the Series for approximately eighteen months in its consideration of the quality of the Subadvisor’s investment performance. The Board further noted that it would review the Subadvisor’s investment performance each quarter in 2008.

Profitability. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

Subadvisory Fee. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX GROWTH AND INCOME SERIES (the “Series”)

The Board of Trustees is responsible for determining whether to approve the Fund’s advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Phoenix Investment Counsel, Inc. (the “Subadvisor”). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board’s conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for 1, 3 and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 3 year period ended September 30, 2007. The Board noted that the Series performed below its benchmark for the 1 and 5 year period and the year-to-date periods ended September 30, 2007. The Series was ranked 126th out of 208 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds and that the contractual management fee was higher than the median for the peer group. Due to the size of the Series, the Board considered the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX GROWTH AND INCOME SERIES (the “Series”)

(Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3 and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 3 year period ended September 30, 2007. The Board noted that the Series performed below its benchmark for the 1 and 5 year period and the year-to-date periods ended September 30, 2007. The Series was ranked 126th out of 208 for its peer group for the year ended September 30, 2007.

Profitability. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

Subadvisory Fee. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along the Series’ shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (the “Series”)

The Board of Trustees is responsible for determining whether to approve the Fund’s advisory and subadvisory agreements. At a special meeting of the Series’ Board of Trustees on September 26, 2007, the Board approved the Advisor’s recommendation to terminate the prior subadvisor, Bennett Lawrence Management LLC (“Bennett Lawrence”) to be effective on November 26, 2007. At the special meeting, the Advisor advised the Board that it would recommend a new subadvisor for the Series to the Board for its consideration at the November 12 and 13, 2007 Board Meeting. At a meeting held on November 13, 2007 the Advisor recommended that Neuberger Berman Management LLC (“Neuberger Berman”) manage the Series. The Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and approved the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Neuberger Berman (the “Subadvisor”). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board’s conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor’s investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the former subadvisor and conducted compliance due diligence visits at the former subadvisor and would continue this compliance process with the new Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the Investment Company Act of 1940, as amended. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. Since the Board placed emphasis on the investment performance of the Series in view of its importance to shareholders, it considered the new Subadvisor’s prior performance in managing mid-cap securities. Neuberger Berman had outperformed the Russell Mid-Cap Growth Index by 300 bps for the 1 year period ended August 31, 2007. The 3 and 5 year performance for similar funds was strong.

Profitability. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Fund was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds; however the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (the “Series”)

(Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent, Quality of Services and Investment Performance. In connection with the consideration of PVA’s proposal to replace Bennett Lawrence with Neuberger Berman as Subadvisor to the Series, the Board received in advance of the meeting, certain information in the form of an extensive questionnaire completed by Neuberger Berman concerning a number of issues, including its investment philosophy, resources, operations and compliance structure. The Board had further benefit of a presentation made by Neuberger Berman’s senior management personnel where a number of issues, including Neuberger Berman’s history, investment approach, investment strategies, portfolio turnover rates, assets under management, personnel, compliance procedures and the firm’s overall performance, were reviewed and discussed. The Board was satisfied that the financial statements of Neuberger Berman indicated it was sufficiently capitalized, and that its 1, 3 and 5 year performance for funds similar to the Series was strong. The Board also took note of Neuberger Berman’s consistent investment style.

The Board also reviewed performance information for the Series and noted that as a result of disappointing performance, the recommendation of a new subadvisor was appropriate. In this context, the Trustees considered PVA’s quantitative and qualitative evaluation of Neuberger Berman’s skills and abilities in managing assets pursuant to specific investment styles similar to the styles of the Series. In addition, the Trustees also considered the overall nature, extent, and quality of the services to be provided by the Subadvisor, whether the cost to PVA of these services would be reasonable, and the economic viability of Neuberger Berman.

After considering all the information presented, based on the qualifications of Neuberger Berman’s personnel and the performance of assets managed by the subadvisor in a similar manner and the performance of assets managed by the subadvisor in a similar manner as the Series would be managed, the Board concluded that the nature, quality and cost of services to be provided to the Series by the subadvisor were reasonable and in the best interest of the Series and their shareholders and approved the proposal.

Profitability. The Board noted that the subadvisory fee is paid by PVA and not by the Series.

Subadvisory Fee. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX MONEY MARKET SERIES (the “Series”)

The Board of Trustees is responsible for determining whether to approve the Fund’s advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Goodwin Capital Advisers, Inc. (the “Subadvisor”). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board’s conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the performance of the Series was slightly below the index for all periods. The Series was ranked 52nd out of 108 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were higher than average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX MONEY MARKET SERIES (the “Series”)

(Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based, in part, upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Phoenix Investment Counsel, Inc., the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the performance of the Series was slightly below the index for all periods. The Series was ranked 52nd out of 108 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

Subadvisory Fee. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders, but noted that any economies would most likely be generated at the adviser level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR FIXED INCOME SERIES

(the “Series”)

The Board of Trustees is responsible for determining whether to approve the Fund’s advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Goodwin Capital Advisers, Inc. (the “Subadvisor”). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board’s conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Series had performed above the index for the 1, 3, and 5 year periods ended September 30, 2007 and performed below the index for the 10 year and year-to-date periods ended September 30, 2007. The Series was ranked 33rd out of 49 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were slightly lower than the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR FIXED INCOME SERIES

(the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Phoenix Investment Counsel, Inc., the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 1, 3, and 5 year periods ended September 30, 2007 and performed below the index for the 10 year and year-to-date periods ended September 30, 2007. The Series was ranked 33rd out of 49 for its peer group for the year-to-date period ended September 30, 2006.

Profitability. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

Subadvisory Fee. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES

(the “Series”)

The Board of Trustees is responsible for determining whether to approve the Fund’s advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Goodwin Capital Advisers, Inc. (the “Subadvisor”). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board’s conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1 and 3 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the year-to-date period ended September 30, 2007 and had performed above the index for the 1 and 3 year periods ended September 30, 2007. The Board noted that the Series had the best performance among its peer group for the 3 year period ended September 30, 2007. The Series was ranked 27th out of 35 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that the management fee breakpoints based on the amount of assets under management. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES

(the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Phoenix Investment Counsel, Inc., the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interest with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1 and 3 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the year-to-date period ended September 30, 2007 and had performed above the index for the 1 and 3 year periods ended September 30, 2007. The Board noted that the Series had the best performance among its peer group for the 3 year period ended September 30, 2007. The Series was ranked 27th out of 35 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

Subadvisory Fee. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC ALLOCATION SERIES

(the “Series”)

The Board of Trustees is responsible for determining whether to approve the Fund’s advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreements (the “Subadvisory Agreements”) between PVA and Phoenix Investment Counsel, Inc. (“PIC”) and between PVA and Goodwin Capital Advisers, Inc. (“Goodwin” and collectively with PIC the “Subadvisors”). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreements between PVA and the Subadvisors, the Subadvisors provide the day to day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board’s conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisors’ investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisors and will conduct compliance due diligence visits at the Subadvisors. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed above the index for the 10 year period ended September 30, 2007 and had performed below the index for the 1, 3, and 5 year and year-to-date periods ended September 30, 2007. The Series ranked 79th out of 131 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as its appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds, but at the median for total expenses for comparable funds. The Board noted that the contractual management fee was at the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC ALLOCATION SERIES

(the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisors to the Series and its shareholders were reasonable. The Board considered the division of the Series assets to be managed by the Subadvisors. Specifically, PIC will manage the equity assets, and Goodwin will manage the fixed assets. In addition, the Board received from the Subadvisors and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisors, their current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and their financial condition, resources and investment process; the terms of the Subadvisory Agreements, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisors would provide to the Series; the structure and rate of advisory fees payable to the Subadvisors by PVA, the methodology used by the Subadvisors in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisors’ compliance record. The Board’s opinion was based upon the extensive experience of the Subadvisors and the portfolio managers. The Board also considered PIC’s experience as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisors’ determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisors’ compliance program, based on the information provided by the Subadvisors.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed above the index for the 10 year period ended September 30, 2007 and had performed below the index for the 1, 3, and 5 year and year-to-date periods ended September 30, 2007. The Series was ranked 79th out of 131 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

Subadvisory Fee. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES

(the “Series”)

The Board of Trustees is responsible for determining whether to approve the Fund’s advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Aberdeen Asset Management Inc. (the “Subadvisor”). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board’s conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 3 and 10 year periods ended September 30, 2007 and had performed below the index for the 1 and 5 year and year-to-date periods ended September 30, 2007. The Series was ranked 96th out of 136 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the actual total expenses of the Series were below the median average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES

(the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 3 and 10 year periods ended September 30, 2007 and had performed below the index for the 1 and 5 year and year-to-date periods ended September 30, 2007. The Series was ranked 96th out of 136 for its peer group for the year-to-date ended September 30, 2007.

Profitability. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

Subadvisory Fee. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-ALGER SMALL-CAP GROWTH SERIES

(the “Series”)

The Board of Trustees is responsible for determining whether to approve the Fund’s advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Fred Alger Management, Inc. (the “Subadvisor”). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board’s conclusion was based, in part, upon services provided by PVA to other Series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to over 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods. The Board also noted that it placed 20th among 103 in its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the actual total expenses of the Series were below the average total expenses for comparable funds and the contractual management fee was slightly higher compared to the median for the peer group. The Board was satisfied with the management fee and total expenses for the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale in order to cover certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-ALGER SMALL-CAP GROWTH SERIES

(the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report of the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods. The Board also noted that it placed 20th among 103 in its peer group for the year-to-date period.

Profitability. The Board noted that the subadvisory fee is paid by PVA and not the Series.

Subadvisory Fee. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES

SERIES (the “Series”)

The Board of Trustees is responsible for determining whether to approve the Fund’s advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Duff & Phelps Investment Management Company (the “Subadvisor”). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board’s conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index and the Lipper peer group average for the 3, 5, and 10 year periods ended September 30, 2007 and was just slightly below the index for the 1 year period ended September 30, 2007. The Series was ranked 33rd out of 60 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds, and the contractual management fee was slightly higher than the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES

SERIES (the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance records. The Board’s opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index and the Lipper peer group average for the 3, 5, and 10 year periods ended September 30, 2007 and was just slightly below the index for the 1 year period and year-to-date period ended September 30, 2007. The Series was ranked 33rd out of 60 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

Subadvisory Fee. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:

AGGRESSIVE GROWTH (the “Series”)

The Board of Trustees is responsible for determining whether to approve the Series’ advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of the independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) (the “Subadvisor”). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board’s conclusion was based, in part, upon services provided to the series such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the Subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series’ shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance for the Series’ shares for the one year period ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods. The Series was ranked 27th out of 176 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this result, the Board noted that the allocation profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and the contractual management fee was slightly lower than the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that the profitability to PVA from the Series was reasonable.

Economies of Scale. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grow covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:

AGGRESSIVE GROWTH (the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of deliberations and evaluations of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination and provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor to PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the one year period ended September 30, 2007 and year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all the periods. The Series was ranked 27th out of 176 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is pay by PVA and not the Series.

Subadvisory Fee. The Board considered that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES: GROWTH

(the “Series”)

The Board of Trustees is responsible for determining whether to approve the Series’ advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of the independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) (the “Subadvisor”). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board’s conclusion was based, in part, upon services provided to the series such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the Subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series’ shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance for the Series’ shares for the one year period ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for both periods. The Series was ranked 86th out of 216 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this result, the Board noted that the allocation profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were below the average of total expenses for comparable funds and the contractual management fee was slightly lower than the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that the profitability to PVA from the Series was reasonable.

Economies of Scale. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grow covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES: GROWTH

(the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of deliberations and evaluations of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination and provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor to PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the one year period ended September 30, 2007 and year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for both periods. The Series was ranked 86th out of 216 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is pay by PVA and not the Series.

Subadvisory Fee. The Board considered that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:

MODERATE (the “Series”)

The Board of Trustees is responsible for determining whether to approve the Series’ advisory and subadvisory agreements. At a meeting held on November 13, 2007, the Board, including a majority of the independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) (the “Subadvisor”). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board’s conclusion was based, in part, upon services provided to the series such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the Subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series’ shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the one year period ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for both periods. The Series was ranked 24th out of 131 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this result, the Board noted that the allocation profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were below the average of total expenses for comparable funds and the contractual management fee was slightly lower than the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that the profitability to PVA from the Series was reasonable.

Economies of Scale. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grow covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:

MODERATE (the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of deliberations and evaluations of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination and provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor to PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the one year period ended September 30, 2007 and year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for both periods. The Series was ranked 24th out of 131 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is pay by PVA and not the Series.

Subadvisory Fee. The Board considered that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:

MODERATE GROWTH (the “Series”)

The Board of Trustees is responsible for determining whether to approve the Series’ advisory and subadvisory agreements. At a meeting held on November 13, 2007, the Board, including a majority of the independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) (the “Subadvisor”). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board’s conclusion was based, in part, upon services provided to the series such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the Subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series’ shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the one year period ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for both periods. The Series was ranked 15th out of 72 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this result, the Board noted that the allocation profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses were below the average of the total expenses for comparable funds and the contractual management fee was the same as than the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that the profitability to PVA from the Series was reasonable.

Economies of Scale. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grow covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:

MODERATE GROWTH (the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of deliberations and evaluations of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination and provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor to PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the one year period ended September 30, 2007 and year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for both periods. The Series was ranked 15th out of 72 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is pay by PVA and not the Series.

Subadvisory Fee. The Board considered that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

(the “Series”)

The Board of Trustees is responsible for determining whether to approve the Fund’s advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Alliance/Bernstein L.P. (the “Subadvisor”). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board’s conclusion was based, in part, upon services provided by PVA to other Series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to over 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3 and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods. The Series was ranked 25th out of 65 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were above the total expenses for comparable funds and the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses for the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale in order to cover certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

(the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report of the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3 and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods. The Series was ranked 25th out of 65 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board noted that the subadvisory fee is paid by PVA and not the Series.

Subadvisory Fee. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE

SERIES (the “Series”)

The Board of Trustees is responsible for determining whether to approve the Fund’s advisory and subadvisory agreements. At a meeting held on November 12, 2007, the Board, including a majority of disinterested Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Alliance/Bernstein L.P. (the “Subadvisor”). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable and approving the renewals was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board received and reviewed substantial written information from PVA as requested. The Board’s conclusion was based, in part, upon services provided by PVA to other Series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA 1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor’s investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to over 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3 and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all the periods. The Series was ranked 4th out of 42 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PVA from the Series was reasonable.

Management Fee and Total Expenses. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series’ appropriate Lipper expense peer group as of September 30, 2007. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses for the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale in order to cover certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE

SERIES (the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PVA, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report of the Series prepared by Lipper Financial Services (“Lipper”), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3 and 5 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all the periods. The Series was ranked 4th out of 42 for its peer group for the year-to-date period ended September 30, 2007.

Profitability. The Board noted that the subadvisory fee is paid by PVA and not the Series.

Subadvisory Fee. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN COMSTOCK SERIES

(the “Series”)

The Board of Trustees is responsible for determining whether to approve the Series’ advisory and subadvisory agreements. At a meeting held on November 13, 2007, the Board, including a majority of the independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Morgan Stanley Investment Management, Inc. d/b/a Van Kampen (“Van Kampen”) (the “Subadvisor”). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board’s conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor’s investment performance and its compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series’ shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”) furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, and 5 year periods ended September 30, 2007 and the year-to-date period September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for all periods ended September 30, 2007. The Series was ranked 74th out of 87 for its peer group for the year-to-date period ended September 30, 2007. The Board noted that the Subadvisor had been managing the Series for less than twenty-four months in its consideration of the quality of the Subadvisor’s investment performance. The Board further noted that it would review the Subadvisor’s investment performance each quarter in 2008.

Profitability. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted that the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series were reasonable.

Management Fee and Total Expenses. The Board also considered the expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN COMSTOCK SERIES

(the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that are to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”) furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, and 5 year periods ended September 30, 2007 and the year-to-date period September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for all periods ended September 30, 2007. The Series was ranked 74th out of 87 for its peer group for the year-to-date period ended September 30, 2007. The Board noted that the Subadvisor had been managing the Series for less than twenty-four months in its consideration of the quality of the Subadvisor’s investment performance. The Board further noted that it would review the Subadvisor’s investment performance each quarter in 2008.

Profitability. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series.

Subadvisory Fee. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

(the “Series”)

The Board of Trustees is responsible for determining whether to approve the Series’ advisory and subadvisory agreements. At a meeting held on November 13, 2007, the Board, including a majority of the independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Phoenix Variable Advisors, Inc. (“PVA”) and the Fund and the investment subadvisory agreement (the “Subadvisory Agreement”) between PVA and Morgan Stanley Investment Management, Inc. d/b/a Van Kampen (“Van Kampen”) (the “Subadvisor”). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

ADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board’s conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor’s investment performance and its compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 8 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund’s “manager of managers” exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series’ shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”) furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had performed below its benchmark for all the periods ended September 30, 2007. The Series was ranked 125th out of 208 for its peer group for the year-to-date period ended September 30, 2007. The Board noted that the Subadvisor had been managing the Series for less than twenty-four months in its consideration of the quality of the Subadvisor’s investment performance. The Board further noted that it would review the Subadvisor’s investment performance each quarter in 2008.

Profitability. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted that the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series were reasonable.

Management Fee and Total Expenses. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were slightly above the average total expenses for comparable funds and the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

Economies of Scale. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

THE PHOENIX EDGE SERIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

(the “Series”) (Continued)

SUBADVISORY AGREEMENT CONSIDERATIONS

Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that are to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA, the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor’s compliance record. The Board’s opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor’s determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series’ shareholders. The Board also considered the adequacy of the Subadvisor’s compliance program, based on the information provided by the Subadvisor.

Investment Performance. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services (“Lipper”) furnished for the contract renewal process. The Lipper report showed the investment performance of the Series’ shares for the 1, 3, 5 and 10 year periods ended September 30, 2007 and the year-to-date period ended September 30, 2007. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had performed below its benchmark for all the periods ended September 30, 2007. The Series was ranked 125th out of 208 for its peer group for the year-to-date period ended September 30, 2007. The Board noted that the Subadvisor had been managing the Series for less than twenty-four months in its consideration of the quality of the Subadvisor’s investment performance. The Board further noted that it would review the Subadvisor’s investment performance each quarter in 2008.

Profitability. The Board considered the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series.

Subadvisory Fee. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series’ shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2007, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

The address of each individual, unless otherwise noted, is 101 Munson Street, Greenfield, MA 01301-9668.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Frank M. Ellmer, CPA YOB: 1940 Elected: 1999 18 Portfolios	Retired.

John A. Fabian* YOB: 1934 Elected: 1999 18 Portfolios	Retired.

Roger A. Gelfenbien YOB: 1943 Elected: 2000 18 Portfolios	Retired. Director, Webster Bank (2003-present). Director USAllianz Variable Insurance Product Trust, 23 funds (1999-present). Chairman/Trustee, The University of Connecticut (1997-2003).

Eunice S. Groark YOB: 1938 Elected: 1999 18 Portfolios	Attorney. Director, Peoples’ Bank (1995-present).

Frank E. Grzelecki YOB: 1937 Elected: 2000 18 Portfolios	Retired. Director, Barnes Group Inc. (1997-present).

John R. Mallin YOB: 1950 Elected: 1999 18 Portfolios	Partner/Attorney, McCarter & English, LLP (2003-present); Principal/Attorney, Cummings & Lockwood, LLC (1996- 2003).

*	Retired from Phoenix Edge Series Fund (“PESF”) on December 31, 2007.

FUND MANAGEMENT TABLES

Each of the individuals listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Interested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
**Philip R. McLoughlin YOB: 1946 Elected 2003 Chairman 80 Portfolios	Partner, Cross Pond Partners, LLC, (2006-present). Director, PXRE Corporation (Reinsurance) (1985-present), World Trust Fund (1991-present). Director/Trustee, Phoenix Funds Complex (1989-present). Management Consultant (2002-2004), Chairman (1997-2002), Chief Executive Officer (1995-2002) and Director (1995-2002), Phoenix Investment Partners, Ltd. Director and Executive Vice President, The Phoenix Companies, Inc. (2000-2002). Director (1994-2002) and Executive Vice President, Investments (1987-2002), Phoenix Life Insurance Company. Director (1983-2002) and Chairman (1995-2002), Phoenix Investment Counsel, Inc. Director (1982-2002), and Chairman (2000-2002), Phoenix Equity Planning Corporation. Chairman and President, Phoenix/Zweig Advisers LLC (2001-2002). Director (2001-2002) and President (April 2002-September 2002), Phoenix Investment Management Company. Director and Executive Vice President, Phoenix Life and Annuity Company (1996-2002). Executive Vice President (1994-2002) and Chief Investment Counsel (1994-2002), PHL Variable Insurance Company. Director, Phoenix National Trust Holding Company (2001-2002). Director (1985-2002) and Vice President (1986-2002) and Executive Vice President (April 2002-September 2002), PM Holdings, Inc. Director, WS Griffith Associates, Inc. (1995-2002). Director, WS Griffith Securities, Inc. (1992-2002)

***Philip K. Polkinghorn One American Row Hartford, CT 06102 YOB: 1957 Elected 2004 President 18 Portfolios	Executive Vice President, The Phoenix Companies, Inc. (2004-present). Vice President, Sun Life Financial Company (2001-2004).

**	Mr. McLoughlin is an “interested person” as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.
***	Mr. Polkinghorn is an “interested person” as defined under the Investment Company Act of 1940, by reason of his position with the Trust’s advisors and/or their affiliates.

FUND MANAGEMENT TABLES

Name, Address, Year of Birth and Position(s) with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES
Gina Collopy O’Connell One American Row Hartford, CT 06102 YOB: 1962 Senior Vice President	Served since 2004	Senior Vice President, Life and Annuity Planning (2004-present); Senior Vice President, Life and Annuity Manufacturing (2003-2004); Senior Vice President, Life and Annuity Operations (2002- 2003); Vice President, various marketing and product development departments (1998-2002), Phoenix Life Insurance Company. Senior Vice President, PHL Variable Insurance Company (2003- present). Director, Phoenix Distribution Holding Company (2003-present). Senior Vice President, Phoenix Life and Annuity Company, (2004-present). Director and Senior Vice President, Phoenix Variable Advisors, Inc. (2005-present).

Nancy G. Curtiss 56 Prospect Street Hartford, CT 06115 YOB: 1952 Senior Vice President	Served since 1994	Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000), Assistant Treasurer (2001- present), Phoenix Equity Planning Corporation. Vice President, Phoenix Investment Partners, Ltd. (2003-present). Chief Financial Officer and Treasurer or Assistant Treasurer, certain Funds within the Phoenix Fund Complex (1994-present).

Marc Baltuch 900 Third Avenue New York, NY 10022 YOB: 1945 Chief Compliance Officer	Served since 2004	Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present); Vice President and Compliance Officer, certain of the Funds within the Phoenix Fund Complex; Vice President, The Zweig Total Return Fund, Inc. (2004-present); Vice President, The Zweig Fund, Inc. (2004- present); President and Director of Watermark Securities, Inc. (1991-present); Assistant Secretary of Gotham Advisors Inc. (1990-present); Secretary, Phoenix-Zweig Trust (1969-2003); Secretary, Phoenix-Euclid Market Neutral Fund (1999-2002).

W. Patrick Bradley 56 Prospect Street Hartford, CT 06115 YOB: 1972 Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer	Served since 2006	Vice President, Mutual Fund Administration, Phoenix Investment Partners, Ltd. (2004-present). Chief Financial Officer and Treasurer (2005-present), certain funds within the Phoenix Fund Family. Assistant Treasurer, certain funds within the Phoenix Fund Complex (2004-present). Senior Manager (2002-2004), Manager (2000-2002), Audit Services, Deloitte & Touche, LLP.

Kathleen A. McGah One American Row Hartford, CT 06102 YOB: 1950 Vice President, Chief Legal Officer, Counsel and Secretary	Served since 2005	Vice President and Counsel, Phoenix Life Insurance Company (2005-present); Vice President and Assistant Secretary, PHL Variable Insurance Company (2005-present); Vice President and Assistant Secretary, American Phoenix Life and Reassurance Company (2005-present); Vice President and Assistant Secretary, Phoenix Life and Annuity Company (2005-present); Vice President and Assistant Secretary, Phoenix Variable Advisors, Inc. (2005-present); and Vice President and Assistant Secretary, Phoenix Investment Counsel, Inc. (2006-present). Chief Legal Officer and Secretary of five mutual funds and six variable annuity separate accounts within the Travelers Life & Annuity complex (2004-2005), Assistant Secretary (1995-2004) of five mutual funds and six variable annuity separate accounts within the Travelers Life & Annuity complex. Deputy General Counsel (1999-2005), The Travelers Insurance Company.

THE PHOENIX EDGE SERIES FUND

101 Munson Street

Greenfield, MA 01301

Board of Trustees	Investment Advisor
Frank M. Ellmer, CPA	Phoenix Variable Advisors, Inc.
John A. Fabian*	One American Row
Roger A. Gelfenbien	Hartford, CT 06102-5056
Eunice S. Groark
Frank E. Grzelecki	Custodian
John R. Mallin	State Street Bank and Trust Company
Philip R. McLoughlin	225 Franklin Street
Philip K. Polkinghorn	Boston, MA 02110

Executive Officers	Independent Registered Public Accounting Firm
Philip R. McLoughlin, Chairman	PricewaterhouseCoopers LLP
Philip K. Polkinghorn, President	125 High Street
Gina Collopy O’Connell, Senior Vice President	Boston, MA 02110-1707
Nancy G. Curtiss, Senior Vice President
Marc Baltuch, Chief Compliance Officer
W. Patrick Bradley, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer
Kathleen A. McGah, Vice President, Chief Legal Officer, Counsel and Secretary

*	Retired 12/31/07.

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Phoenix Life Insurance Company PO Box 22012 Albany, NY 12201-2012	PRSRT STD U.S. Postage P A I D Andrew Associates

Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc. phoenixwm.com

BPDXXXXX
G0144A © 2007 The Phoenix Companies, Inc.	2-08

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

TABLE OF CONTENTS

Important Notes to Performance Information	i
Fund Summaries
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Asset Allocation Fund	TGA-1
Templeton Global Income Securities Fund	TGI-1
Templeton Growth Securities Fund	TG-1
* Prospectus Supplement	TG-8
Index Descriptions	I-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

*Not part of the annual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

PHOENIXTIP A07 02/08

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+29.09%	+32.38%	+11.99%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Developing Markets Fund.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the MSCI EM Index’s +39.78% return, and the S&P/IFCI Composite Index’s +40.28% return for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

In 2007, emerging markets equities had another positive year. Despite problems brought on by the U.S. subprime lending crisis, emerging markets registered a +39.78% gain for the year, bringing cumulative return for the past five years to +390.79% in U.S. dollar terms, as measured by the MSCI EM Index.2 Most stock markets were supported by a robust macroeconomic environment, surging money supply, rising commodity prices, stronger emerging market currencies, improved corporate earnings and significant investment inflows. Periods of increased volatility, however, occurred during the year as nervous investors reacted to subprime concerns and their impact on the global economy as well as overheating concerns in China.

In Asia, India and China were among the top performing markets as both economies continued to benefit from strong economic growth, a large consumer base and vast foreign reserves. Moreover, Chinese stocks listed in Hong Kong were key beneficiaries of the expansion of China’s Qualified Domestic Institutional Investor (QDII) program, which allowed domestic fund managers and brokerages to invest in foreign securities. Neighboring markets in Indonesia, Thailand and South Korea also recorded respectable gains.

Market returns in Latin America benefited from high commodity prices and stronger regional currencies. Accelerating economic growth, high

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Investing in emerging markets is subject to all the risks of foreign investing generally as well as additional, heightened risks, including currency fluctuations, economic instability, market volatility, political and social instability, the relatively smaller size and lesser liquidity of these markets, and less effective or irregular government supervision and regulation of business and industry practices. The Fund’s prospectus also includes a description of the main investment risks.

foreign investment flows and lower interest rates pushed the Brazilian stock market to end the year at record high levels. However, Mexico underperformed its regional peers as concerns of slowing growth in the U.S. led investors to stay on the sidelines.

Despite recording double-digit returns, European and African markets underperformed their emerging market counterparts during the year. Turkey, however, significantly outperformed global markets as investors responded favorably to the central bank’s adoption of a loosening monetary policy, improvement in the country’s public finances, as well as the completion of parliamentary and presidential elections. A stronger lira also boosted stock returns in U.S. dollar terms.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value and cash flow potential. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

For the 12 months under review, the Fund’s exposure to the materials, energy, telecommunication services and bank sectors contributed significantly to absolute performance.3 Within the materials and energy sectors, holdings in Chalco (Aluminum Corp. of China), CVRD (Companhia Vale do Rio Doce), Petrobras (Petroleo Brasileiro) and Tupras (Tupras-Turkiye Petrol Rafinerileri) were among the largest contributors to performance. Rising oil and commodity prices coupled with growing demand for oil, coal and metals in China as well as other emerging markets benefited these companies.

Additional key contributors included Turkcell (Turkcell Iletisim Hizmetleri) and America Movil in the telecommunication services

3. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products and in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The bank sector comprises commercial banks in the SOI.

sector. Turkish and Brazilian banks, Akbank, Vakifbank (Turkiye Vakiflar Bankasi), Unibanco (Unibanco-Uniao de Bancos Brasileiros) and Banco Bradesco, also boosted Fund performance during the period.

Sectors that detracted from Fund performance included retail and real estate.4 South African stocks Foschini and JD Group declined in value and were the largest detractors in the retail sector during the period. In the real estate sector, Emaar Properties was a major detractor, and we sold it during the period.

Geographically, investments in Brazil, Turkey and China made noteworthy contributions to Fund performance. In addition to stocks discussed earlier, THY (Turk Hava Yollari Anonim Ortakligi), Turkey’s national airline; Souza Cruz, Brazil’s leading major tobacco company; Sinopec (China Petroleum and Chemical), the largest integrated energy company in China; and PetroChina, a dominant player in the upstream oil and gas sector, also supported performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investments predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the reporting period, we made significant purchases in Russia, India, Mexico and China (via Hong Kong-listed China H shares).5 Major investments included shares of America Movil, UES (Unified Energy Systems), China Telecom and Sberbank (Savings Bank of Russia).

4. The retail sector comprises specialty retail in the SOI. The real estate sector comprises real estate management and development in the SOI.

5. “China H” denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China.

Top 10 Holdings

Templeton Developing Markets Securities Fund

12/31/07

Company Sector/Industry, Country	% of Total Net Assets

CVRD (Companhia Vale do Rio Doce), ADR, pfd., A	5.4%
Metals & Mining, Brazil

Petrobras (Petroleo Brasileiro SA), ADR, pfd.	4.9%
Oil, Gas & Consumable Fuels, Brazil

Chalco (Aluminum Corp. of China Ltd.), H & 144A	3.8%
Metals & Mining, China

Akbank TAS	3.5%
Commercial Banks, Turkey

UES (Unified Energy Systems)	3.4%
Electric Utilities, Russia

Gazprom OAO, ord. & ADR	3.3%
Oil, Gas & Consumable Fuels, Russia

SK Energy Co. Ltd.	3.1%
Oil, Gas & Consumable Fuels, South Korea

Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel)	3.1%
Metals & Mining, Russia

PetroChina Co. Ltd., H	2.7%
Oil, Gas & Consumable Fuels, China

America Movil SAB de CV, L, ADR	2.5%
Wireless Telecommunication Services, Mexico

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

We also made select additions in Pakistan, Peru and Chile as we continued to search for undervalued stocks trading at attractive valuations.

From a sector perspective, we increased the Fund’s allocations to several sectors based on what we considered favorable market trends. We expected commodity prices to stay at relatively high levels amid growing global energy demand, so we increased our investments in coal and diversified metals and mining companies.6 Greater global demand for consumer products and services also led us to increase our allocation to integrated telecommunication services, home furnishings and automobile manufacturing companies.7 We also increased the Fund’s exposure to the information technology (IT) consulting industry because of strong demand for outsourcing services.8 We initiated a position in Tata Consultancy Services, India’s leading IT consulting and outsourcing services provider.

To raise funds for redemptions during the reporting period, we sold a number of holdings. These sales also allowed the Fund to focus on stocks we considered relatively more attractively valued within our investment universe. We sold select positions as stocks reached sale price targets. As a result, the Fund’s exposure to the tobacco, semiconductors, diversified banking, and life and health insurance industries fell.9 Major sales included all or part of Remgro, Old Mutual, Samsung Electronics and Hana Financial Group.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

6. The coal industry is part of oil, gas and consumable fuels in the SOI. The diversified metals and mining industry is part of metals and mining in the SOI.

7. The integrated telecommunication services industry is part of diversified telecommunication services in the SOI. The home furnishings industry is part of household durables in the SOI. The automobile manufacturing industry is part of automobiles in the SOI.

8. The IT consulting industry is part of IT services in the SOI.

9. The semiconductors industry is part of semiconductors and semiconductor equipment in the SOI. The diversified banking industry is part of commercial banks in the SOI. The life and health insurance industry is part of insurance in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund 12/31/07

% of Total Net Assets

China	19.7%

Brazil	15.9%

Russia	13.0%

Turkey	9.4%

South Korea	8.0%

India	5.5%

South Africa	4.6%

Mexico	4.5%

Taiwan	2.9%

Thailand	2.5%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,120.60	$7.96
Hypothetical (5% return before expenses)	$1,000	$1,017.69	$7.58

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (1.49%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2007	2006		2005		2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.92	$10.99		$8.73		$7.14	$4.71

Income from investment operations[a]:
Net investment income[b]	0.32	0.24		0.17		0.11	0.13
Net realized and unrealized gains (losses)	3.51	2.84		2.23		1.62	2.38

Total from investment operations	3.83	3.08		2.40		1.73	2.51

Less distributions from:
Net investment income	(0.38)	(0.15)		(0.14)		(0.14)	(0.08)
Net realized gains	(1.21)	—		—		—	—

Total distributions	(1.59)	(0.15)		(0.14)		(0.14)	(0.08)

Redemption fees	— [d]	—	[d]	—	[d]	—	—

Net asset value, end of year	$16.16	$13.92		$10.99		$8.73	$7.14

Total return[c]	29.09%	28.43%		27.76%		24.83%	53.74%
Ratios to average net assets
Expenses	1.48% [e]	1.47%	[e]	1.53%	[e]	1.54% [e]	1.55%
Net investment income	2.07%	1.93%		1.77%		1.52%	2.35%

Supplemental data
Net assets, end of year (000’s)	$753,843	$749,120		$651,826		$477,290	$359,299
Portfolio turnover rate	98.32%	53.65%		31.24%		55.67%	46.20%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2007	2006		2005		2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.79	$10.90		$8.67		$7.09	$4.69

Income from investment operations[a]:
Net investment income[b]	0.27	0.20		0.14		0.09	0.11
Net realized and unrealized gains (losses)	3.49	2.82		2.21		1.63	2.35

Total from investment operations	3.76	3.02		2.35		1.72	2.46

Less distributions from:
Net investment income	(0.35)	(0.13)		(0.12)		(0.14)	(0.06)
Net realized gains	(1.21)	—		—		—	—

Total distributions	(1.56)	(0.13)		(0.12)		(0.14)	(0.06)

Redemption fees	— [d]	—	[d]	—	[d]	—	—

Net asset value, end of year	$15.99	$13.79		$10.90		$8.67	$7.09

Total return[c]	28.78%	28.09%		27.43%		24.71%	52.99%
Ratios to average net assets
Expenses	1.73% [e]	1.72%	[e]	1.78%	[e]	1.79% [e]	1.80%
Net investment income	1.82%	1.68%		1.52%		1.27%	2.10%

Supplemental data
Net assets, end of year (000’s)	$1,090,549	$857,514		$650,646		$327,569	$170,953
Portfolio turnover rate	98.32%	53.65%		31.24%		55.67%	46.20%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2007	2006		2005		2004[g]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.78	$10.90		$8.68		$7.13

Income from investment operations[a]:
Net investment income[b]	0.24	0.20		0.04		0.08
Net realized and unrealized gains (losses)	3.52	2.83		2.32		1.61

Total from investment operations	3.76	3.03		2.36		1.69

Less distributions from:
Net investment income	(0.37)	(0.15)		(0.14)		(0.14)
Net realized gains	(1.21)	—		—		—

Total distributions	(1.58)	(0.15)		(0.14)		(0.14)

Redemption fees	— [e]	—	[e]	—	[e]	—

Net asset value, end of year	$15.96	$13.78		$10.90		$8.68

Total return[c]	28.70%	28.17%		27.45%		24.15%
Ratios to average net assets[d]
Expenses	1.73% [f]	1.72%	[f]	1.78%	[f]	1.54% [f]
Net investment income	1.82%	1.68%		1.52%		1.52%

Supplemental data
Net assets, end of year (000’s)	$100,961	$43,372		$11,521		$12
Portfolio turnover rate	98.32%	53.65%		31.24%		55.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eAmount rounds to less than $0.01 per share.

fBenefit of expense reduction rounds to less than 0.01%.

gFor the period May 1, 2004 (effective date) to December 31, 2004.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments 97.2%
Common Stocks and Rights 82.9%
Austria 1.0%
Erste Bank der oesterreichischen Sparkassen AG	Commercial Banks	41,280	$2,921,736
[a]IMMOEAST AG	Real Estate Management & Development	93,380	1,004,340
[a]Meinl European Land Ltd.	Real Estate Management & Development	91,625	1,260,913
OMV AG	Oil, Gas & Consumable Fuels	136,419	11,033,183
Wienerberger AG	Building Products	65,200	3,609,025

			19,829,197

Brazil 1.8%
AES Tiete SA	Independent Power Producers & Energy Traders	155,680,382	6,909,410
Companhia de Bebidas das Americas (AmBev)	Beverages	29,645	2,081,812
[b]Companhia Energetica de Minas Gerais	Electric Utilities	36,432	691,594
Energias do Brasil SA	Electrical Equipment	133,775	2,171,965
[c]Marfrig Frigorificos e Comercio De Alimentos SA, 144A	Food Products	396,359	3,395,772
Natura Cosmeticos SA	Personal Products	252,304	2,409,645
Porto Seguro SA	Insurance	83,300	3,088,652
Souza Cruz SA	Tobacco	506,617	13,718,505

			34,467,355

China 19.7%
Air China Ltd., H	Airlines	5,102,000	7,602,524
Aluminum Corp. of China Ltd., H	Metals & Mining	33,453,000	69,067,247
[c]Aluminum Corp. of China Ltd., H, 144A	Metals & Mining	1,954,000	4,034,239
Beijing Capital Land Ltd., H	Real Estate Management & Development	3,840,000	2,334,107
China Construction Bank Corp., H	Commercial Banks	7,486,000	6,345,451
China International Marine Containers (Group) Co. Ltd., B	Machinery	1,778,449	3,300,055
China Mobile Ltd.	Wireless Telecommunication Services	2,230,500	39,443,704
China Netcom Group Corp. (Hong Kong) Ltd.	Diversified Telecommunication Services	3,791,000	11,400,078
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	30,418,000	45,950,172
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	1,298,000	7,756,607
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	47,082,000	37,433,272
CNOOC Ltd.	Oil, Gas & Consumable Fuels	17,006,000	28,960,860
Denway Motors Ltd.	Automobiles	27,738,234	17,820,822
Dongfeng Motor Corp., H	Automobiles	13,846,000	9,765,584
[a]Hidili Industry International Development	Metals & Mining	5,172,000	7,945,597
[a,c]Hidili Industry International Development, 144A	Metals & Mining	940,000	1,444,095
Huaneng Power International Inc., H	Independent Power Producers & Energy Traders	2,286,000	2,406,748
Industrial and Commercial Bank of China, H	Commercial Banks	1,363,000	978,803
Jiangxi Copper Co. Ltd., H	Metals & Mining	3,230,000	7,927,854
Nine Dragons Paper Holdings Ltd.	Paper & Forest Products	894,000	2,260,766
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	29,290,000	52,209,000
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	2,797,000	12,195,022
[a]Soho China Ltd.	Real Estate Management & Development	3,231,500	3,335,886
[a,c]Soho China Ltd., 144A	Real Estate Management & Development	1,094,000	1,129,339
Travelsky Technology Ltd., H	IT Services	788,000	837,707

			383,885,539

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Common Stocks and Rights (continued)
Egypt 0.2%
Orascom Construction Industries	Construction & Engineering	28,719	$2,988,338
Telecom Egypt	Diversified Telecommunication Services	344,639	1,307,644

			4,295,982

Hong Kong 1.4%
Citic Pacific Ltd.	Industrial Conglomerates	1,012,000	5,651,710
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	958,033	4,177,024
GOME Electrical Appliances Holdings Ltd.	Specialty Retail	3,925,000	9,965,889
Hopson Development Holdings Ltd.	Real Estate Management & Development	814,000	2,249,484
Hutchison Whampoa Ltd.	Industrial Conglomerates	381,000	4,321,495
VTech Holdings Ltd.	Communications Equipment	220,000	1,579,872

			27,945,474

Hungary 1.3%
Magyar Telekom PLC	Diversified Telecommunication Services	260,980	1,354,880
MOL Hungarian Oil and Gas Nyrt.	Oil, Gas & Consumable Fuels	155,903	22,028,403
OTP Bank Ltd.	Commercial Banks	48,284	2,448,179

			25,831,462

India 5.5%
Ashok Leyland Ltd.	Machinery	2,441,613	3,222,024
[a]Bharti Airtel Ltd.	Wireless Telecommunication Services	174,350	4,400,452
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	102,515	1,913,067
Gail India Ltd.	Gas Utilities	741,937	10,205,988
Grasim Industries Ltd.	Construction Materials	975	90,352
Hindalco Industries Ltd.	Metals & Mining	1,474,292	8,038,362
Hindustan Unilever Ltd.	Household Products	890,042	4,831,366
Maruti Suzuki India Ltd.	Automobiles	69,329	1,741,890
National Aluminium Co. Ltd.	Metals & Mining	531,656	6,640,134
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	880,633	27,633,618
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	105,798	7,735,296
Satyam Computer Services Ltd.	IT Services	180,985	2,062,921
Tata Chemicals Ltd.	Chemicals	288,562	3,021,461
Tata Consultancy Services Ltd.	IT Services	585,450	16,095,604
Tata Motors Ltd.	Machinery	74,900	1,410,564
Tata Steel Ltd.	Metals & Mining	326,300	7,740,775

			106,783,874

Indonesia 0.4%
PT Bank Central Asia Tbk	Commercial Banks	3,686,500	2,865,206
PT Telekomunikasi Indonesia, B	Diversified Telecommunication Services	5,136,000	5,550,216

			8,415,422

Israel 0.2%
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	421,589	3,246,235

Mexico 4.5%
Alfa SAB de CV	Industrial Conglomerates	314,900	2,033,567
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	785,958	48,249,961
Cemex SAB de CV, CPO, ADR	Construction Materials	72,810	1,882,138

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Common Stocks and Rights (continued)
Mexico (continued)
Consorcio ARA SAB de CV	Household Durables	608,239	$679,721
Fomento Economico Mexicano SAB de CV, ADR	Beverages	59,900	2,286,383
Grupo Televisa SA	Media	1,758,426	8,390,255
Kimberly Clark de Mexico SAB de CV, A	Household Products	3,444,116	15,035,868
Telefonos de Mexico SAB de CV, L, ADR	Diversified Telecommunication Services	217,164	8,000,322

			86,558,215

Pakistan 1.0%
MCB Bank Ltd.	Commercial Banks	1,347,758	8,743,484
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	1,471,000	2,850,137
Pakistan Telecommunications Corp., A	Diversified Telecommunication Services	10,629,808	7,250,340

			18,843,961

Peru 0.4%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	130,510	7,386,866

Philippines 0.4%
San Miguel Corp., B	Beverages	5,635,093	8,132,138

Poland 0.6%
[a]Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	572,544	12,035,738

Russia 13.0%
Bank Of Moscow	Commercial Banks	24,838	1,297,786
Fifth Power Generation Co.	Electric Utilities	1,192,148	208,864
Gazprom, ADR	Oil, Gas & Consumable Fuels	564,100	31,674,215
Gazprom OAO	Oil, Gas & Consumable Fuels	872,000	12,286,480
Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	358,500	20,326,950
LUKOIL, ADR	Oil, Gas & Consumable Fuels	195,908	16,857,883
LUKOIL, ADR	Oil, Gas & Consumable Fuels	93,368	8,066,995
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	226,087	59,913,055
OAO TMK, GDR	Energy Equipment & Services	46,000	2,047,000
Sberbank RF	Commercial Banks	4,750,220	20,045,928
TGC-5 JSC	Independent Power Producers & Energy Traders	39,352,044	35,614
TNK-BP	Oil, Gas & Consumable Fuels	6,726,760	15,000,675
[a]Unified Energy Systems	Electric Utilities	49,702,100	65,308,560

			253,070,005

Singapore 0.8%
ComfortDelGro Corp. Ltd.	Road & Rail	3,250,654	4,126,884
Fraser and Neave Ltd.	Industrial Conglomerates	2,473,005	10,122,258
Keppel Corp. Ltd.	Industrial Conglomerates	143,000	1,289,674

			15,538,816

South Africa 4.6%
Barloworld Ltd.	Industrial Conglomerates	160,000	2,510,124
Foschini Ltd.	Specialty Retail	1,324,826	9,321,063
[a]Freeworld Coatings Ltd.	Specialty Retail	160,000	245,885
Imperial Holdings Ltd.	Air Freight & Logistics	387,779	5,896,048
JD Group Ltd.	Specialty Retail	858,339	6,376,590
Lewis Group Ltd.	Specialty Retail	1,182,661	7,915,990

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Common Stocks and Rights (continued)
South Africa (continued)
MTN Group Ltd.	Wireless Telecommunication Services	1,228,460	$22,915,745
Remgro Ltd.	Diversified Financial Services	715,439	20,694,060
Standard Bank Group Ltd.	Commercial Banks	434,688	6,337,010
Tiger Brands Ltd.	Food Products	294,700	7,211,886

			89,424,401

South Korea 8.0%
[a]Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	97,330	5,365,342
[a]GS Holdings Corp.	Oil, Gas & Consumable Fuels	179,110	11,117,238
[a]Kangwon Land Inc.	Hotels Restaurants & Leisure	471,405	12,388,829
[b]POSCO	Metals & Mining	15,750	9,674,964
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	21,974	13,052,234
[a,b]Samsung Heavy Industries Co. Ltd.	Machinery	194,290	8,344,061
[a,b]SK Energy Co. Ltd.	Oil, Gas & Consumable Fuels	313,791	60,676,429
[a]SK Holdings Co. Ltd.	Industrial Conglomerates	120,935	25,581,037
[a]SKC Co. Ltd.	Household Durables	29,380	878,842
[a,b]Woori Finance Holdings Co. Ltd.	Commercial Banks	426,000	8,578,708

			155,657,684

Sweden 1.2%
Oriflame Cosmetics SA, SDR	Personal Products	349,538	22,326,924

Taiwan 2.9%
Compal Communications Inc.	Communications Equipment	1,207,000	2,996,099
MediaTek Inc.	Semiconductors & Semiconductor Equipment	348,000	4,517,669
Novatek Microelectronics Corp. Ltd.	Semiconductors & Semiconductor Equipment	2,219,574	8,486,808
President Chain Store Corp.	Food & Staples Retailing	6,552,144	17,213,773
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	6,282,666	11,294,463
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	3,226,485	4,835,251
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,855,414	7,370,819

			56,714,882

Thailand 2.5%
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	4,150,367	10,780,974
[a]PTT Aromatics & Refining Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	1,675,803	2,139,217
PTT Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	1,088,000	12,144,515
Siam Cement Public Co. Ltd., fgn.	Construction Materials	2,082,014	14,463,152
Siam Commercial Bank Public Co. Ltd., fgn.	Commercial Banks	1,165,957	3,011,378
Thai Beverages Co. Ltd.,fgn.	Beverages	36,319,000	6,425,020
[a]True Corp. Public Co. Ltd., fgn., rts., 3/28/08	Diversified Telecommunication Services	344,616	—

			48,964,256

Turkey 9.4%
Akbank TAS	Commercial Banks	9,133,220	68,044,542
Anadolu Efes Biracilik Ve Malt Sanayii AS	Beverages	615,365	7,324,833

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Common Stocks and Rights (continued)
Turkey (continued)
Arcelik AS, Br.	Household Durables	2,505,906	$17,489,303
Tupras-Turkiye Petrol Rafineleri AS	Oil, Gas & Consumable Fuels	1,072,929	31,468,909
[a]Turk Hava Yollari Anonim Ortakligi	Airlines	307,000	2,260,929
[a,c]Turk Hava Yollari Anonim Ortakligi, 144A	Airlines	1,467,000	10,803,854
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	2,388,856	26,184,848
Turkiye Vakiflar Bankasi T.A.O., D	Commercial Banks	5,243,624	18,590,112

			182,167,330

United Kingdom 2.1%
Anglo American PLC	Metals & Mining	619,738	37,465,938
HSBC Holdings PLC	Commercial Banks	224,400	3,789,831

			41,255,769

Total Common Stocks and Rights (Cost $1,110,779,407)			1,612,777,525

Preferred Stocks 14.3%
Brazil 14.1%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	957,944	30,654,208
Companhia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	3,725,875	104,249,982
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	333,100	2,198,834
Metalurgica Gerdau SA, pfd.	Metals & Mining	167,002	6,661,316
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	1,000,344	96,253,100
Unibanco - Uniao de Bancos Brasileiros SA, GDR, pfd.	Commercial Banks	159,100	22,216,724
Usinas Siderurgicas de Minas Gerais SA, pfd., A	Metals & Mining	254,879	11,669,999

			273,904,163

Chile 0.2%
Embotelladora Andina SA, pfd., A	Beverages	1,409,151	3,792,072

Total Preferred Stocks (Cost $117,139,210)			277,696,235

Total Long Term Investments (Cost $1,227,918,617)			1,890,473,760

		Principal Amount
Short Term Investments 3.1%
U.S. Government and Agency Securities 3.1%
[d]FHLB, 1/02/08 - 4/16/08		$48,994,000	48,646,881
[d]FNMA, 3/28/08		11,411,000	11,299,640

Total U.S. Government and Agency Securities (Cost$ 59,914,779)			59,946,521

Total Investments (Cost $1,287,833,396) 100.3%			1,950,420,281
Other Assets, less Liabilities (0.3)%			(5,066,932)

Net Assets 100.0%			$1,945,353,349

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Selected Portfolio Abbreviations

ADR - American Depository Receipt

CPO - Certificates of Ordinary Participation [(usually Mexico)]

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

a Non-income producing for the twelve months ended December 31, 2007.

b A portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(c).

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the aggregate value of these securities was $20,807,299, representing 1.07% of net assets.

d The security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost	$1,287,833,396

Value	$1,950,420,281
Foreign currency, at value (cost $4,254,193)	4,308,609
Receivables:
Investment securities sold	9,467,571
Capital shares sold	958,184
Dividends	3,611,026
Other assets	292,069

Total assets	1,969,057,740

Liabilities:
Payables:
Investment securities purchased	17,008,973
Capital shares redeemed	1,798,240
Affiliates	2,695,654
Funds advanced by custodian	626,251
Deferred taxes	714,983
Accrued expenses and other liabilities	860,290

Total liabilities	23,704,391

Net assets, at value	$1,945,353,349

Net assets consist of:
Paid-in capital	$1,020,585,189
Undistributed net investment income	18,501,125
Net unrealized appreciation (depreciation)	661,943,163
Accumulated net realized gain (loss)	244,323,872

Net assets, at value	$1,945,353,349

Class 1:
Net assets, at value	$753,843,041

Shares outstanding	46,635,825

Net asset value and maximum offering price per share	$16.16

Class 2:
Net assets, at value	$1,090,549,048

Shares outstanding	68,185,986

Net asset value and maximum offering price per share	$15.99

Class 3:
Net assets, at value	$100,961,260

Shares outstanding	6,325,771

Net asset value and maximum offering price per share[a]	$15.96

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,899,118)	$58,535,649
Interest	4,409,555

Total investment income	62,945,204

Expenses:
Management fees (Note 3a)	21,755,769
Administrative fees (Note 3b)	1,903,487
Distribution fees: (Note 3c)
Class 2	2,373,558
Class 3	169,148
Unaffiliated transfer agent fees	30,176
Custodian fees (Note 4)	1,835,113
Reports to shareholders	456,417
Professional fees	170,780
Trustees’ fees and expenses	7,219
Other	48,472

Total expenses	28,750,139
Expense reductions (Note 4)	(27,725)

Net expenses	28,722,414

Net investment income	34,222,790

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	259,937,730
Foreign currency transactions	(953,749)
Swap agreements	958

Net realized gain (loss)	258,984,939

Net change in unrealized appreciation (depreciation) on:
Investments	151,070,273
Translation of assets and liabilities denominated in foreign currencies	16,448
Change in deferred taxes on unrealized appreciation (depreciation)	(495,514)

Net change in unrealized appreciation (depreciation)	150,591,207

Net realized and unrealized gain (loss)	409,576,146

Net increase (decrease) in net assets resulting from operations	$443,798,936

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$34,222,790	$27,347,665
Net realized gain (loss) from investments and foreign currency transactions	258,984,939	178,863,896
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	150,591,207	155,105,624

Net increase (decrease) in net assets resulting from operations	443,798,936	361,317,185

Distributions to shareholders from:
Net investment income:
Class 1	(18,593,912)	(8,939,497)
Class 2	(20,981,252)	(8,560,133)
Class 3	(1,312,631)	(315,203)
Net realized gains:
Class 1	(58,468,438)	—
Class 2	(72,094,329)	—
Class 3	(4,338,794)	—

Total distributions to shareholders	(175,789,356)	(17,814,833)

Capital share transactions: (Note 2)
Class 1	(114,240,767)	(65,550,558)
Class 2	94,364,085	32,574,378
Class 3	47,175,082	25,467,947

Total capital share transactions	27,298,400	(7,508,233)

Redemption fees	39,617	19,233

Net increase (decrease) in net assets	295,347,597	336,013,352
Net assets:
Beginning of year	1,650,005,752	1,313,992,400

End of year	$1,945,353,349	$1,650,005,752

Undistributed net investment income included in net assets:
End of year	$18,501,125	$14,021,116

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Developing Markets Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Total Return Swaps

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or paid are recorded as a realized gain or loss. The risks of entering into a total return swap include the unfavorable fluctuation of interest rates or the price of the underlying security or index, as well as the potential inability of the counterparty to fulfill their obligations under the swap agreement.

f. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	4,490,443	$69,191,583	8,227,856	$99,913,441
Shares issued in reinvestment of distributions	5,385,210	77,062,349	823,158	8,939,497
Shares redeemed	(17,058,565)	(260,494,699)	(14,545,716)	(174,403,496)

Net increase (decrease)	(7,182,912)	$(114,240,767)	(5,494,702)	$(65,550,558)

Class 2 Shares:
Shares sold	16,188,250	$242,521,079	18,145,883	$219,369,554
Shares issued in reinvestment of distributions	6,563,863	93,075,581	794,812	8,560,133
Shares redeemed	(16,746,979)	(241,232,575)	(16,460,489)	(195,355,309)

Net increase (decrease)	6,005,134	$94,364,085	2,480,206	$32,574,378

Class 3 Shares:
Shares sold	4,138,936	$61,021,476	2,626,549	$31,906,146
Shares issued in reinvestment of distributions	399,394	5,651,425	29,294	315,203
Shares redeemed	(1,360,665)	(19,497,819)	(564,285)	(6,753,402)

Net increase (decrease)	3,177,665	$47,175,082	2,091,558	$25,467,947

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $1,080,193.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$46,036,795	$17,814,833
Long term capital gain	129,752,561	—

	175,789,356	17,814,833

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES (continued)

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,310,370,388

Unrealized appreciation	$676,242,874
Unrealized depreciation	(36,192,981)

Net unrealized appreciation (depreciation)	$640,049,893

Undistributed ordinary income	$54,789,462
Undistributed long term capital gains	231,690,488

Distributable earnings	$286,479,950

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign capital gain taxes.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign capital gain taxes.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $1,671,935,243 and $1,811,445,079, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

8. REGULATORY AND LITIGATION MATTERS (continued)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $231,696,782 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON FOREIGN SECURITIES FUND

We are pleased to bring you Templeton Foreign Securities Fund’s annual report for the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+15.79%	+19.66%	+8.35%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton International Fund.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the MSCI EAFE Index, which returned +11.63% for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%.2

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: “For Deal Makers, Tale of Two Halves,” The Wall Street Journal, 1/2/08.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

To alleviate the credit crunch and restore investor confidence, the world’s major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

The Fund’s performance relative to the benchmark index was positively affected by its overweighted exposure to the consumer discretionary sector.3 The best performing stocks in the sector included French satellite operator Eutelsat Communications, U.K.-based British Sky Broadcasting Group, Dutch publisher Reed Elsevier and Japanese consumer electronics firm Sony (sold by period-end).

3. The consumer discretionary sector comprises auto components; hotels, restaurants and leisure; household durables; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

The Fund’s overweighting in the energy sector also boosted relative performance for the year.4 Top performers included Indian energy companies Reliance Industries, Hindustan Petroleum and Indian Oil. In the industrials sector, German conglomerate Siemens as well as wind turbine manufacturers Vestas Wind Systems (Denmark) and Gamesa (Spain) also benefited the Fund.5

Additionally, our overweighted telecommunications services sector exposure also aided relative returns.6 Standout performers included European wireless operators Vodafone Group (U.K.), Turkcell Iletism Hizmetleri (Turkey) and Mobile Telesystems (Russia), European fixed-line operators Telefonica (Spain), Telenor (Norway) and France Telecom, and Asian operators Singapore Telecommunications and China Telecom.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2007, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

In contrast, returns relative to the benchmark suffered from the Fund’s overweighted position in the information technology sector, which underperformed the index.7 Stocks that lost value in this sector included German semiconductor companies Qimonda and Infineon

4. The energy sector comprises oil, gas and consumable fuels in the SOI.

5. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment, and industrial conglomerates in the SOI.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

7. The information technology sector comprises computers and peripherals, electronic equipment and instruments, semiconductors and semiconductor equipment, and software in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund

12/31/07

Company Sector/Industry, Country	% of Total Net Assets

Siemens AG	2.6%
Industrial Conglomerates, Germany

Cheung Kong (Holdings) Ltd.	2.5%
Real Estate Management & Development, Hong Kong

Reliance Industries Ltd.	2.5%
Oil, Gas & Consumable Fuels, India

Sanofi-Aventis	2.4%
Pharmaceuticals, France

Royal Dutch Shell PLC, B	2.4%
Oil, Gas & Consumable Fuels, U.K.

GlaxoSmithKline PLC	2.2%
Pharmaceuticals, U.K.

France Telecom SA	2.1%
Diversified Telecommunication Services, France

BP PLC	2.0%
Oil, Gas & Consumable Fuels, U.K.

Telefonica SA, ADR	2.0%
Diversified Telecommunication Services, Spain

ING Groep NV	2.0%
Diversified Financial Services, Netherlands

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Technologies, Asian semiconductor manufacturers Samsung Electronics and Taiwan Semiconductor Manufacturing, and Japanese companies NEC (sold by period-end) and FUJIFILM Holdings.

The Fund’s relative performance was also negatively impacted by its underweighting in the materials sector, which outperformed the index.8 Specifically, limited exposure to the outperforming metals and mining industry and holdings in European paper companies Stora Enso (Finland), Norske Skogindustrier (Norway) and UPM-Kymmene (Finland) hampered the Fund.

Although the Fund was slightly underweighted in the underperforming financials sector, a number of individual financial holdings declined sharply in value and hurt Fund performance.9 These included U.K.-based Royal Bank of Scotland Group as well as Japan’s Shinsei Bank and Sumitomo Mitsui Financial Group.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

8. The materials sector comprises chemicals, containers and packaging, metals and mining, and paper and forest products in the SOI.

9. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,157.90	$4.13
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.87

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.76%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2007	2006		2005		2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.00	$15.84		$14.53		$12.37		$9.51

Income from investment operations[a]:
Net investment income[b]	0.45	0.46		0.30		0.26		0.19
Net realized and unrealized gains (losses)	2.46	2.94		1.20		2.05		2.87

Total from investment operations	2.91	3.40		1.50		2.31		3.06

Less distributions from:
Net investment income	(0.44)	(0.24)		(0.19)		(0.15)		(0.20)
Net realized gains	(0.90)	—		—		—		—

Total distributions	(1.34)	(0.24)		(0.19)		(0.15)		(0.20)

Redemption fees	— [d]	—	[d]	—	[d]	—	[d]	—

Net asset value, end of year	$20.57	$19.00		$15.84		$14.53		$12.37

Total return[c]	15.79%	21.70%		10.48%		18.87%		32.55%
Ratios to average net assets
Expenses	0.75% [e]	0.75%	[e]	0.77%	[e]	0.82%	[e]	0.87%
Net investment income	2.22%	2.63%		2.03%		1.95%		1.81%

Supplemental data
Net assets, end of year (000’s)	$531,377	$594,991		$531,775		$506,456		$472,665
Portfolio turnover rate	26.74%	18.97%	[f]	14.61%		10.91%		18.01%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2007	2006		2005		2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.73	$15.63		$14.35		$12.24		$9.42

Income from investment operations[a]:
Net investment income[b]	0.38	0.40		0.26		0.22		0.15
Net realized and unrealized gains (losses)	2.44	2.91		1.19		2.03		2.85

Total from investment operations	2.82	3.31		1.45		2.25		3.00

Less distributions from:
Net investment income	(0.40)	(0.21)		(0.17)		(0.14)		(0.18)
Net realized gains	(0.90)	—		—		—		—

Total distributions	(1.30)	(0.21)		(0.17)		(0.14)		(0.18)

Redemption fees	— [d]	—	[d]	—	[d]	—	[d]	—

Net asset value, end of year	$20.25	$18.73		$15.63		$14.35		$12.24

Total return[c]	15.46%	21.44%		10.17%		18.53%		32.21%
Ratios to average net assets
Expenses	1.00% [e]	1.00%	[e]	1.02%	[e]	1.07%	[e]	1.12%
Net investment income	1.97%	2.38%		1.78%		1.70%		1.56%

Supplemental data
Net assets, end of year (000’s)	$3,255,154	$2,941,374		$2,232,990		$1,445,928		$653,594
Portfolio turnover rate	26.74%	18.97%	[f]	14.61%		10.91%		18.01%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2007	2006		2005		2004[h]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.68	$15.60		$14.35		$12.48

Income from investment operations[a]:
Net investment income[b]	0.37	0.37		0.25		0.09
Net realized and unrealized gains (losses)	2.45	2.94		1.18		1.92

Total from investment operations	2.82	3.31		1.43		2.01

Less distributions from:
Net investment income	(0.42)	(0.23)		(0.18)		(0.14)
Net realized gains	(0.90)	—		—		—

Total distributions	(1.32)	(0.23)		(0.18)		(0.14)

Redemption fees	— [e]	—	[e]	—	[e]	—	[e]

Net asset value, end of year	$20.18	$18.68		$15.60		$14.35

Total return[c]	15.45%	21.46%		10.13%		16.25%
Ratios to average net assets[d]
Expenses	1.00% [f]	1.00%	[f]	1.02%	[f]	1.07%	[f]
Net investment income	1.97%	2.38%		1.78%		1.70%

Supplemental data
Net assets, end of year (000’s)	$313,505	$150,417		$47,462		$16,559
Portfolio turnover rate	26.74%	18.97%[g]		14.61%		10.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eAmount rounds to less than $0.01 per share.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

hFor the period May 1, 2004 (effective date) to December 31, 2004.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments 95.9%
Common Stocks 95.0%
Aerospace & Defense 1.9%
BAE Systems PLC	United Kingdom	4,494,870	$44,476,790
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	700,030	31,914,368

			76,391,158

Air Freight & Logistics 0.9%
Deutsche Post AG	Germany	1,087,912	37,007,990

Auto Components 1.1%
NOK Corp.	Japan	2,198,155	46,815,389

Capital Markets 2.4%
Invesco Ltd.	Bermuda	2,403,147	75,410,753
[a]KKR Private Equity Investors LP, 144A	United States	1,155,000	20,974,800

			96,385,553

Chemicals 0.6%
Ciba Specialty Chemicals AG	Switzerland	550,500	25,504,103

Commercial Banks 10.2%
DBS Group Holdings Ltd.	Singapore	1,240,347	17,812,052
Hana Financial Group Inc.	South Korea	672,040	36,184,836
Kookmin Bank, ADR	South Korea	295,869	21,693,115
Mega Financial Holding Co. Ltd.	Taiwan	34,084,000	20,967,493
Mitsubishi UFJ Financial Group Inc.	Japan	7,454,000	69,984,648
Royal Bank of Scotland Group PLC	United Kingdom	4,311,704	38,038,105
Shinhan Financial Group Co. Ltd.	South Korea	762,930	43,605,315
Shinsei Bank Ltd.	Japan	8,731,478	31,945,864
Sumitomo Mitsui Financial Group Inc.	Japan	9,191	68,985,042
UniCredito Italiano SpA	Italy	8,344,507	69,168,518

			418,384,988

Commercial Services & Supplies 1.2%
Adecco SA	Switzerland	527,850	28,530,544
Securitas AB, B	Sweden	1,278,238	17,792,570
Securitas Systems AB, B	Sweden	1,103,738	3,926,253

			50,249,367

Computers & Peripherals 1.3%
Compal Electronics Inc.	Taiwan	12,852,983	14,069,716
Lite-On Technology Corp.	Taiwan	22,703,166	39,623,780

			53,693,496

Containers & Packaging 0.9%
Amcor Ltd.	Australia	5,968,788	36,136,215

Diversified Financial Services 2.0%
ING Groep NV	Netherlands	2,046,888	79,905,618

Diversified Telecommunication Services 10.3%
China Telecom Corp. Ltd., H	China	76,952,357	61,182,161
Chunghwa Telecom Co. Ltd., ADR	Taiwan	2,589,183	54,657,647
France Telecom SA	France	2,431,453	87,360,151
KT Corp., ADR	South Korea	397,895	10,265,691
Singapore Telecommunications Ltd.	Singapore	20,278,000	56,271,116
Telefonica SA, ADR	Spain	829,094	80,911,283

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Diversified Telecommunication Services (continued)
Telekom Austria AG	Austria	727,240	$20,196,495
Telenor ASA	Norway	2,169,354	51,793,851

			422,638,395

Electric Utilities 2.0%
British Energy Group PLC	United Kingdom	5,766,390	62,729,972
Hong Kong Electric Holdings Ltd.	Hong Kong	3,453,969	19,865,161

			82,595,133

Electrical Equipment 1.5%
Gamesa Corp. Tecnologica SA	Spain	606,877	28,322,957
[b]Vestas Wind Systems AS	Denmark	298,648	32,264,154

			60,587,111

Electronic Equipment & Instruments 2.5%
[b]Flextronics International Ltd.	Singapore	2,282,540	27,527,432
FUJIFILM Holdings Corp.	Japan	921,374	39,080,832
Hitachi Ltd.	Japan	3,178,263	23,741,139
Venture Corp. Ltd.	Singapore	1,339,613	11,895,693

			102,245,096

Food Products 2.2%
Nestle SA	Switzerland	103,509	47,497,953
Unilever PLC	United Kingdom	1,170,483	43,955,566

			91,453,519

Health Care Providers & Services 0.7%
Celesio AG	Germany	440,310	27,283,368

Hotels Restaurants & Leisure 2.0%
Compass Group PLC	United Kingdom	9,792,178	60,023,516
[b]TUI AG	Germany	792,560	22,172,451

			82,195,967

Household Durables 0.3%
Husqvarna AB, A	Sweden	235,727	2,798,157
Husqvarna AB, B	Sweden	785,757	9,327,196

			12,125,353

Industrial Conglomerates 4.4%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	37,166,093
Koninklijke Philips Electronics NV	Netherlands	899,289	38,741,380
Siemens AG	Germany	661,824	104,715,595

			180,623,068

Insurance 4.1%
ACE Ltd.	Bermuda	729,799	45,086,982
Aviva PLC	United Kingdom	2,795,400	37,380,576
AXA SA	France	453,589	18,130,676
[a]AXA SA, 144A	France	38,270	1,529,713
Old Mutual PLC	United Kingdom	19,529,314	65,035,123

			167,163,070

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Life Sciences Tools & Services 1.1%
Lonza Group AG	Switzerland	367,800	$44,595,588

Media 5.1%
British Sky Broadcasting Group PLC	United Kingdom	2,941,216	36,174,666
Eutelsat Communications	France	2,081,860	61,826,603
Pearson PLC	United Kingdom	3,409,246	49,585,692
Reed Elsevier NV	Netherlands	2,012,869	40,096,606
Vivendi SA	France	444,350	20,348,742

			208,032,309

Metals & Mining 1.6%
Barrick Gold Corp.	Canada	663,561	27,897,941
POSCO, ADR	South Korea	255,230	38,389,144

			66,287,085

Multi-Utilities 1.5%
Centrica PLC	United Kingdom	2,772,071	19,759,831
Suez SA	France	630,996	42,883,704

			62,643,535

Oil, Gas & Consumable Fuels 12.8%
BP PLC	United Kingdom	6,622,666	80,927,278
Eni SpA	Italy	1,275,111	46,613,871
Gazprom, ADR	Russia	643,700	36,143,755
Hindustan Petroleum Corp. Ltd.	India	2,415,168	22,628,601
Indian Oil Corp. Ltd.	India	1,194,026	24,066,874
Reliance Industries Ltd.	India	1,374,378	100,486,023
Royal Dutch Shell PLC, B	United Kingdom	2,327,407	96,650,829
Sasol, ADR	South Africa	971,480	48,059,116
Total SA, B	France	846,266	70,184,950

			525,761,297

Paper & Forest Products 2.3%
Norske Skogindustrier ASA	Norway	1,362,151	11,329,327
Stora Enso OYJ, R	Finland	2,665,971	40,098,625
UPM-Kymmene OYJ	Finland	2,066,829	41,684,254

			93,112,206

Pharmaceuticals 6.7%
GlaxoSmithKline PLC	United Kingdom	3,611,345	91,775,442
Novartis AG	Switzerland	1,093,760	59,938,666
Sanofi-Aventis	France	1,066,665	98,037,031
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	24,830,317

			274,581,456

Real Estate Management & Development 2.5%
Cheung Kong (Holdings) Ltd.	Hong Kong	5,503,922	101,776,786

Semiconductors & Semiconductor Equipment 4.1%
[b]Infineon Technologies AG	Germany	3,757,123	44,521,613
[b]Qimonda AG, ADR	Germany	1,849,390	13,223,139
Samsung Electronics Co. Ltd.	South Korea	98,969	58,786,137
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	26,887,711	51,404,196

			167,935,085

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Software 0.8%
[b]Check Point Software Technologies Ltd.	Israel	1,448,281	$31,804,251

Specialty Retail 0.4%
Kingfisher PLC	United Kingdom	5,676,856	16,423,141

Textiles, Apparel & Luxury Goods 0.4%
Burberry Group PLC	United Kingdom	1,512,618	17,116,303

Wireless Telecommunication Services 3.2%
Mobile TeleSystems, ADR	Russia	434,900	44,268,471
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	823,650	22,708,031
Vodafone Group PLC, ADR	United Kingdom	1,773,520	66,187,765

			133,164,267

Total Common Stocks (Cost $2,922,550,906)			3,892,617,266

Preferred Stock (Cost $2,340,943) 0.9%
Metals & Mining 0.9%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	1,296,112	36,265,214

Total Long Term Investments (Cost $2,924,891,849)			3,928,882,480

Short Term Investment (Cost $177,468,579) 4.3%
Money Market Fund 4.3%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.58%	United States	177,468,579	177,468,579

Total Investments (Cost $3,102,360,428) 100.2%			4,106,351,059
Other Assets, less Liabilities (0.2)%			(6,315,408)

Net Assets 100.0%			$4,100,035,651

Selected Portfolio Abbreviation

ADR - American Depository Receipt

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the aggregate value of these securities was $22,504,513, representing 0.55% of net assets.

bNon-income producing for the twelve months ended December 31, 2007.

cSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,924,891,849
Cost - Sweep Money Fund (Note 7)	177,468,579

Total cost of investments	$3,102,360,428

Value - Unaffiliated issuers	$3,928,882,480
Value - Sweep Money Fund (Note 7)	177,468,579

Total value of investments	4,106,351,059
Foreign currency, at value (cost $61,607)	61,451
Receivables:
Capital shares sold	2,021,896
Dividends	4,658,756

Total assets	4,113,093,162

Liabilities:
Payables:
Capital shares redeemed	7,263,709
Affiliates	3,927,375
Deferred taxes	997,091
Accrued expenses and other liabilities	869,336

Total liabilities	13,057,511

Net assets, at value	$4,100,035,651

Net assets consist of:
Paid-in capital	$2,699,600,752
Undistributed net investment income	79,657,780
Net unrealized appreciation (depreciation)	1,003,049,810
Accumulated net realized gain (loss)	317,727,309

Net assets, at value	$4,100,035,651

Class 1:
Net assets, at value	$531,376,696

Shares outstanding	25,827,290

Net asset value and maximum offering price per share	$20.57

Class 2:
Net assets, at value	$3,255,154,238

Shares outstanding	160,727,412

Net asset value and maximum offering price per share	$20.25

Class 3:
Net assets, at value	$313,504,717

Shares outstanding	15,535,675

Net asset value and maximum offering price per share[a]	$20.18

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $8,216,242)
Unaffiliated issuers	$105,905,206
Sweep Money Fund (Note 7)	12,133,090
Interest (net of foreign taxes of $199)	929

Total investment income	118,039,225

Expenses:
Management fees (Note 3a)	24,092,917
Administrative fees (Note 3b)	3,553,533
Distribution fees: (Note 3c)
Class 2	7,886,342
Class 3	576,111
Unaffiliated transfer agent fees	65,714
Custodian fees (Note 4)	1,034,043
Reports to shareholders	891,521
Professional fees	167,113
Trustees’ fees and expenses	16,559
Other	88,114

Total expenses	38,371,967
Expense reductions (Note 4)	(11,975)

Net expenses	38,359,992

Net investment income	79,679,233

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	318,979,414
Foreign currency transactions	688,164

Net realized gain (loss)	319,667,578

Net change in unrealized appreciation (depreciation) on:
Investments	172,139,703
Translation of assets and liabilities denominated in foreign currencies	(19,932)
Change in deferred taxes on unrealized appreciation (depreciation)	(96,863)

Net change in unrealized appreciation (depreciation)	172,022,908

Net realized and unrealized gain (loss)	491,690,486

Net increase (decrease) in net assets resulting from operations	$571,369,719

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$79,679,233	$77,320,581
Net realized gain (loss) from investments, foreign currency transactions and redemption in-kind (Note 9)	319,667,578	216,717,127
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	172,022,908	342,405,989

Net increase (decrease) in net assets resulting from operations	571,369,719	636,443,697

Distributions to shareholders from:
Net investment income:
Class 1	(13,007,672)	(7,899,286)
Class 2	(62,378,038)	(30,532,245)
Class 3	(4,668,468)	(1,067,001)
Net realized gains:
Class 1	(26,934,025)	—
Class 2	(142,276,757)	—
Class 3	(10,123,984)	—

Total distributions to shareholders	(259,388,944)	(39,498,532)

Capital share transactions: (Note 2)
Class 1	(110,488,366)	(39,662,208)
Class 2	66,307,351	232,018,498
Class 3	145,429,492	85,243,717

Total capital share transactions	101,248,477	277,600,007

Redemption fees	24,688	9,162

Net increase (decrease) in net assets	413,253,940	874,554,334
Net assets:
Beginning of year	3,686,781,711	2,812,227,377

End of year	$4,100,035,651	$3,686,781,711

Undistributed net investment income included in net assets:
End of year	$79,657,780	$79,126,854

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Foreign Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,232,157	$24,254,763	2,328,810	$39,073,549
Shares issued in reinvestment of distributions	2,040,966	39,941,697	492,781	7,899,286
Shares redeemed	(8,769,318)	(174,684,826)	(5,075,580)	(86,635,043)

Net increase (decrease)	(5,496,195)	$(110,488,366)	(2,253,989)	$(39,662,208)

Class 2 Shares:
Shares sold	20,015,006	$388,403,751	43,227,824	$728,731,224
Shares issued in reinvestment of distributions	10,576,152	204,013,968	1,925,158	30,455,999
Shares redeemed in-kind (Note 10)	—	—	(8,720,489)	(151,213,281)
Shares redeemed	(26,940,536)	(526,110,368)	(22,264,085)	(375,955,444)

Net increase (decrease)	3,650,622	$66,307,351	14,168,408	$232,018,498

Class 3 Shares:
Shares sold	7,292,215	$141,648,697	5,176,865	$88,136,330
Shares issued in reinvestment of distributions	769,639	14,792,452	67,617	1,067,001
Shares redeemed	(578,013)	(11,011,657)	(234,367)	(3,959,614)

Net increase (decrease)	7,483,841	$145,429,492	5,010,115	$85,243,717

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $ 15 billion
0.560%	Over $15 billion, up to and including $ 20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$89,150,006	$39,498,532
Long term capital gain	170,238,938	—

	$259,388,944	$39,498,532

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,102,347,243

Unrealized appreciation	$1,125,280,198
Unrealized depreciation	(121,276,382)

Net unrealized appreciation (depreciation)	$1,004,003,816

Undistributed ordinary income	$108,967,521
Undistributed long term capital gains	288,404,384

Distributable earnings	$397,371,905

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $997,801,739 and $1,004,038,466, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

9. REDEMPTION IN-KIND

During the year ended December 31, 2006, the Fund realized $34,808,242 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $288,404,747 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

This annual report for Templeton Global Asset Allocation Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+10.32%	+16.36%	+9.24%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Asset Allocation Fund. The manager and administrator have contractually agreed to waive or limit their respective fees so that total annual Fund operating expenses for Class 1 shares do not exceed 0.83% (other than (i) acquired fund fees and expenses and (ii) certain non-routine expenses) until 4/30/09. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the J.P. Morgan (JPM) Government Bond Index (GBI) Global. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: Standard & Poor’s Micropal; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Global Asset Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund normally invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market securities. The Fund normally invests substantially to primarily in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its broad equity benchmark, the MSCI AC World Index, which returned +12.18% for the period under review, and underperformed its fixed income benchmark, the JPM GBI Global, which had a +10.81% total return for the same period.1

Economic and Market Overview

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%.2

1. Sources: Standard & Poor’s Micropal; J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: “For Deal Makers, Tale of Two Halves,” The Wall Street Journal, 1/2/08.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s prospectus also includes a description of the main investment risks.

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To alleviate the credit crunch and restore investor confidence, the world’s major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

China continued to lead the Asian region’s economic expansion, where the country’s surging domestic demand became an increasingly important growth source for other Asian economies through trade. Continued rapid expansion led to fears China’s economy was overheating as inflation picked up during the year. Thus, monetary authorities increased interest rates and even allowed the yuan to appreciate slightly. India encountered similar conditions, and Indian monetary authorities responded by increasing the target interest rate. However, this had little effect on slowing private investment growth. Japan’s economy continued to lag. Consequently, the Japanese central bank kept rates on hold for the second half of the year after raising them 25 basis points (one-quarter percentage point) earlier. Low growth levels and interest rates by international standards led to continued weakness in the yen until risk aversion rose at the end of the year, prompting carry trades to unwind.

European economic growth remained quite strong in 2007, although fears regarding the U.K.’s and eurozone’s future growth paths emerged following the credit crunch. Labor markets strengthened across the region and monetary conditions tightened. The European Central Bank raised rates 50 basis points during the period as growth was strong in

What is a carry trade?

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates, which can often be substantial, depending on the amount of leverage the investor chooses to use.

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the first half of the year, particularly in Germany. Much of non-euro Europe enjoyed even stronger growth, although some economies were hurt as negative sentiment spread from the U.S. housing market across the Atlantic. In the U.K., housing market weakness combined with financial market troubles caused enough worries for the Bank of England to cut interest rates 25 basis points in December after just raising them in July.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing equity investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

In choosing debt investments, we allocate our assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates among currencies, and credit risks. With respect to debt securities, we may also from time to time make use of forward currency exchange contracts (hedging instruments) to protect against currency risk.

Manager’s Discussion

Equity

The Fund’s performance relative to its equity benchmark index benefited from its overweighting in the industrials sector, which outperformed the index.3 The Fund’s best performing stocks in the sector included wind turbine manufacturers Gamesa (Spain) and Vestas Wind Systems (Denmark), as well as U.K. aerospace operators BAE Systems and Rolls-Royce Group, and German conglomerate Siemens.

The Fund’s overweighted exposure to the telecommunication services sector also aided relative performance.4 Top performers in the Fund included Telefonica (Spain), Singapore Telecommunications, France Telecom, Vodafone Group (U.K.), Telenor (Norway) and Telefonos de Mexico (sold by period-end).

3. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment, and industrial conglomerates in the SOI.

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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Additionally, our overweighted information technology sector exposure contributed to relative Fund results.5 Standout performers included Japanese software maker Nintendo, U.S. software companies Oracle and Microsoft, and Japanese industrial electronics company Hitachi.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance (equity portion) was positively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

In contrast, performance relative to the equity benchmark was hurt by the Fund’s overweighted exposure to the consumer discretionary sector, which underperformed the index.6 The Fund’s stocks that lost value in this sector included U.S. retailers Chico’s FAS and Target as well as U.S. media companies Comcast, The DIRECTV Group and Time Warner.

Overweighted exposure to the lagging health care sector was also detrimental.7 Within this sector, the Fund suffered from weak U.S. holdings such as medical products company Boston Scientific, hospital operator Tenet Healthcare, pharmaceutical manufacturer Pfizer and biotechnology firm Amgen.

The Fund’s relative performance was also negatively impacted by its underweighting in the materials sector, which outperformed the equity index.8 Specifically, limited exposure to the outperforming metals and

5. The information technology sector comprises computers and peripherals, electronic equipment and instruments, semiconductors and semiconductor equipment, and software in the SOI.

6. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; household durables; media; multiline retail; and specialty retail in the SOI.

7. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

8. The materials sector comprises chemicals, metals and mining, and paper and forest products in the SOI.

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mining industry and holdings in Finnish paper companies Stora Enso and UPM-Kymmene hampered the Fund.

Fixed Income

Interest Rate Strategy

For most of the 12-month reporting period, the Fund maintained its overall short duration positioning seeking to take advantage of global interest rate tightening resulting from strong economic growth in most economies. However, we found some opportunities to take advantage of local interest rate reductions. For example, the Indonesian central bank reduced interest rates 175 basis points over the period, continuing its interest rate normalization process as inflation remained under control. Indonesia returned +11.07% in local currency terms over the period, as measured by the JPM GBI–Emerging Markets.9 Another positive local market was Brazil, where its central bank reduced interest rates 200 basis points during the period to 11.25%, which supported local bond market returns of +9.81% in local currency terms.9 The central bank held interest rates constant throughout the fourth quarter as the economy accelerated, inflation picked up, and the large monetary action’s impact began to be felt. As global growth concerns surfaced later in the year, the Fund selectively increased its interest rate exposure, which lengthened the portfolio’s duration.

Currency Strategy

Our currency strategy remained relatively unchanged over the period, predicated on our medium-term view on the gradual unwinding of global imbalances, which began during the period. These imbalances centered on strong U.S. consumption growth and, consequently, a large U.S. current account deficit, versus low domestic demand in most Asian countries and corresponding Asian current account surpluses. As a result, the Fund benefited from its significantly underweighted U.S. dollar exposure relative to the JPM GBI Global, as the dollar depreciated 10.00% against the U.S.’s major trading partners.10 The imbalance began unwinding as the U.S. trade deficit contracted toward year-end because of U.S. exports’ improved competitiveness due to a weaker dollar. However, the deficit was still quite large on a historical basis. The U.S. dollar weakened further when the Federal Reserve Board cut interest rates during the period, well ahead of other central banks, as the credit crunch affected the U.S. economy more than other countries.

9. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

10. Source: Federal Reserve H10 Report.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

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One currency that appreciated strongly against the U.S. dollar was the Canadian dollar, which rose 17.91% against the U.S. dollar during the period and contributed to relative performance because of the Fund’s overweighted exposure.11 The Canadian dollar benefited from high prices for many of the country’s natural resource exports and a strong domestic economy. Toward period-end, the weak U.S. economy began to negatively impact Canada’s growth prospects and led us to reduce the Fund’s Canadian dollar allocation prior to the Canadian dollar’s poor performance during the last quarter of 2007. The Fund’s overweighted exposure to the Brazilian real boosted the Fund’s relative performance even more as the currency appreciated 19.94% against the U.S. dollar during the year.11, 12 The real benefited from very strong inflows from trade and investment.

European currencies also appreciated against the U.S. dollar over the period. The Fund had limited direct exposure to the euro, and was instead positioned to capture the benefit of euro appreciation through exposure to non-euro European currencies that are closely linked to the euro region. The euro appreciated 10.87% versus the U.S. dollar during the period as growth remained strong and the interest rate differential with the U.S. shrank significantly.11 Although our limited exposure to the euro’s strong return hurt relative performance, the Fund benefited from its overweighted exposures to the Polish zloty and Norwegian krone.12 Similar to the Scandinavian economies, the Polish economy also exhibited tightening labor market conditions given strong GDP growth of more than 6% in the third quarter of 2007 compared with the same period in 2006.13 Strong economic growth created jobs at the same time that there was significant emigration from Poland. Prospects for wage pressures prompted the central bank to raise interest rates during the period, supporting currency performance. The Swedish krona detracted from relative performance as it appreciated only 5.88% against the U.S. dollar over the period.11 The Fund’s biggest allocation change during the period was the addition of the Swiss franc, which appreciated 3.18% during the fourth quarter benefiting from increased risk aversion.11

Asian currency performance was mixed during the year. The currency that comprised the largest portion of the Fund was the Japanese yen, though our exposure was still substantially below the benchmark’s. The yen, which appreciated 6.66% against the U.S. dollar over the period,

11. Source: Exshare (via Compustat via FactSet).

12. These countries are not components of the JPM GBI Global.

13. Source: National Bank of Poland.

Top 5 Country Holdings

Templeton Global Asset Allocation Fund 12/31/07

% of Total Net Assets

U.S.	19.0%

U.K.	12.3%

Germany	5.9%

South Korea	5.5%

France	4.3%

Top 5 Sectors/Industries

Templeton Global Asset Allocation Fund Based on Equity Securities 12/31/07

% of Total Net Assets

Media	6.6%

Diversified Telecommunication Services	5.9%

Pharmaceuticals	5.6%

Oil, Gas & Consumable Fuels	5.0%

Insurance	4.0%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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lagged other major currencies until risk aversion increased in the second half of the year leading to the unwinding of carry trades.11 Among other Asian currencies, the Malaysian ringgit appreciated 6.68% against the U.S. dollar, the South Korean won depreciated 0.65%, and the Indonesian rupiah depreciated 4.25%.11 Our overweighted allocations in these currencies hurt the Fund’s relative performance.12

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury securities. Tighter credit conditions resulted in wider sovereign credit spreads despite improving fundamentals in most economies. Sovereign interest rate credit spreads increased from 171 basis points at the beginning of the reporting period to 255 basis points by period-end. However, declining U.S. interest rates benefited the performance of these dollar-denominated bonds. Largely as a result, U.S. dollar-denominated emerging market debt returned +6.28% over the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.9 Regionally, Latin American sovereign debt returned +5.15%, Asian +6.14%, and central and eastern European +7.91%.9 Euro-denominated markets underperformed the index, returning 1.22% in euro terms, as measured by the JPM Euro EMBI Global.9 The Fund maintained limited exposure to sovereign debt during the period.

Thank you for your participation in Templeton Global Asset Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Asset Allocation Fund – Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,022.20	$4.28
Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, for the Fund’s Class 1 shares (0.84%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.96	$21.06	$21.11	$18.78	$14.59

Income from investment operations[a]:
Net investment income[b]	0.53	0.64	0.49	0.48	0.41
Net realized and unrealized gains (losses)	1.58	3.36	0.28	2.42	4.23

Total from investment operations	2.11	4.00	0.77	2.90	4.64

Less distributions from:
Net investment income and net foreign currency gains	(4.06)	(1.66)	(0.82)	(0.57)	(0.45)
Net realized gains	(5.26)	(1.44)	—	—	—

Total distributions	(9.32)	(3.10)	(0.82)	(0.57)	(0.45)

Net asset value, end of year	$14.75	$21.96	$21.06	$21.11	$18.78

Total return[c]	10.32%	21.39%	3.85%	15.94%	32.31%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.88%	0.84%	0.85%	0.84%	0.81%
Expenses net of waiver and payments by affiliates	0.85% [d]	0.84% [d]	0.85% [d]	0.84% [d]	0.81%
Net investment income	2.77%	2.91%	2.36%	2.52%	2.54%

Supplemental data
Net assets, end of year (000’s)	$63,316	$276,790	$638,006	$625,728	$572,798
Portfolio turnover rate	30.08% [e]	23.74% [e]	26.23%	27.43%	34.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

TGA-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.75	$20.88	$20.94	$18.64	$14.49

Income from investment operations[a]:
Net investment income[b]	0.46	0.52	0.43	0.43	0.36
Net realized and unrealized gains (losses)	1.58	3.40	0.29	2.41	4.20

Total from investment operations	2.04	3.92	0.72	2.84	4.56

Less distributions from:
Net investment income and net foreign currency gains	(4.01)	(1.61)	(0.78)	(0.54)	(0.41)
Net realized gains	(5.26)	(1.44)	—	—	—

Total distributions	(9.27)	(3.05)	(0.78)	(0.54)	(0.41)

Net asset value, end of year	$14.52	$21.75	$20.88	$20.94	$18.64

Total return[c]	10.01%	21.11%	3.55%	15.72%	31.95%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.13%	1.09%	1.10%	1.09%	1.06%
Expenses net of waiver and payments by affiliates	1.10% [d]	1.09% [d]	1.10% [d]	1.09% [d]	1.06%
Net investment income	2.52%	2.66%	2.11%	2.27%	2.29%

Supplemental data
Net assets, end of year (000’s)	$78,613	$78,021	$68,385	$65,806	$55,754
Portfolio turnover rate	30.08% [e]	23.74% [e]	26.23%	27.43%	34.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

TGA-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Templeton Global Asset Allocation Fund	Country	Shares/ Warrants	Value
Long Term Investments 90.2%
Common Stocks and Warrants 62.5%
Aerospace & Defense 1.4%
BAE Systems PLC	United Kingdom	117,072	$1,158,429
[a]Raytheon Co., wts., 6/16/11	United States	63	1,588
[a]Rolls-Royce Group PLC	United Kingdom	81,424	883,348
[a]Rolls-Royce Group PLC, B	United Kingdom	3,289,529	7,190

			2,050,555

Air Freight & Logistics 1.5%
Deutsche Post AG	Germany	44,767	1,522,859
United Parcel Service Inc., B	United States	9,570	676,790

			2,199,649

Automobiles 0.7%
Bayerische Motoren Werke AG	Germany	17,098	1,066,197

Biotechnology 0.7%
[a]Amgen Inc.	United States	20,510	952,484

Capital Markets 1.0%
Invesco Ltd.	Bermuda	38,489	1,207,769
Morgan Stanley	United States	5,420	287,856
Nomura Holdings Inc.	Japan	6	102

			1,495,727

Chemicals 0.6%
The Dow Chemical Co.	United States	20,486	807,558

Commercial Banks 3.2%
DBS Group Holdings Ltd.	Singapore	59,486	854,251
HSBC Holdings PLC	United Kingdom	77,523	1,309,265
Intesa Sanpaolo SpA	Italy	111,770	882,434
Kookmin Bank, ADR	South Korea	10,329	757,322
Mitsubishi UFJ Financial Group Inc.	Japan	36,000	337,999
Sumitomo Mitsui Financial Group Inc.	Japan	48	360,275

			4,501,546

Commercial Services & Supplies 0.9%
G4S PLC	United Kingdom	264,658	1,287,048

Computers & Peripherals 1.7%
[a]Lexmark International Inc., A	United States	11,370	396,358
Lite-On Technology Corp.	Taiwan	421,822	736,205
Seagate Technology	United States	50,128	1,278,264

			2,410,827

Consumer Finance 0.5%
Aiful Corp.	Japan	16,449	294,419
Discover Financial Services	United States	2,710	40,867
Promise Co. Ltd.	Japan	14,250	355,244

			690,530

Diversified Financial Services 1.6%
ING Groep NV	Netherlands	36,961	1,442,869
JPMorgan Chase & Co.	United States	19,993	872,695

			2,315,564

TGA-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Asset Allocation Fund	Country	Shares/ Warrants	Value
Long Term Investments (continued)
Common Stocks and Warrants (continued)
Diversified Telecommunication Services 5.9%
Chunghwa Telecom Co. Ltd., ADR	Taiwan	25,260	$533,239
France Telecom SA, ADR	France	47,413	1,689,325
Singapore Telecommunications Ltd.	Singapore	721,525	2,002,220
Telefonica SA, ADR	Spain	17,573	1,714,949
Telekom Austria AG, ADR	Austria	12,980	720,714
Telenor ASA	Norway	74,594	1,780,950

			8,441,397

Electric Utilities 0.9%
E.ON AG	Germany	5,710	1,213,352

Electrical Equipment 1.0%
Gamesa Corp. Tecnologica SA	Spain	11,275	526,205
[a]Vestas Wind Systems AS	Denmark	7,702	832,078

			1,358,283

Electronic Equipment & Instruments 1.7%
FUJIFILM Holdings Corp.	Japan	15,011	636,704
Hitachi Ltd.	Japan	118,330	883,914
Tyco Electronics Ltd.	United States	8,326	309,144
Venture Corp. Ltd.	Singapore	60,159	534,209

			2,363,971

Food Products 0.8%
Unilever PLC	United Kingdom	30,710	1,153,264

Health Care Equipment & Supplies 0.7%
[a]Boston Scientific Corp.	United States	56,897	661,712
Covidien Ltd.	United States	8,326	368,759

			1,030,471

Health Care Providers & Services 1.0%
Quest Diagnostics Inc.	United States	17,660	934,214
[a]Tenet Healthcare Corp.	United States	103,385	525,196

			1,459,410

Hotels, Restaurants & Leisure 1.0%
Compass Group PLC	United Kingdom	226,518	1,388,497

Household Durables 0.5%
Sony Corp., ADR	Japan	11,955	649,157

Industrial Conglomerates 3.2%
General Electric Co.	United States	23,450	869,291
Koninklijke Philips Electronics NV	Netherlands	31,730	1,366,929
Siemens AG, ADR	Germany	12,220	1,922,939
Tyco International Ltd.	United States	8,326	330,126

			4,489,285

Insurance 4.0%
ACE Ltd.	Bermuda	17,838	1,102,032
American International Group Inc.	United States	14,068	820,164
Aviva PLC	United Kingdom	55,739	745,352
AXA SA	France	36,961	1,477,390

TGA-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Asset Allocation Fund	Country	Shares/ Warrants	Value
Long Term Investments (continued)
Common Stocks and Warrants (continued)
Insurance (continued)
Old Mutual PLC	United Kingdom	259,095	$862,820
Torchmark Corp.	United States	10,120	612,563

			5,620,321

Media 6.6%
British Sky Broadcasting Group PLC	United Kingdom	68,871	847,060
[a]Comcast Corp., A	United States	53,133	962,770
[a]The DIRECTV Group Inc.	United States	38,637	893,287
Mediaset SpA	Italy	67,250	677,666
News Corp., A	United States	64,570	1,323,039
Pearson PLC	United Kingdom	63,912	929,566
Reed Elsevier NV	Netherlands	43,836	873,219
Time Warner Inc.	United States	60,448	997,996
[a]Viacom Inc., B	United States	28,204	1,238,720
Vivendi SA	France	14,980	686,000

			9,429,323

Multi-Utilities & Unregulated Power 0.4%
Centrica PLC	United Kingdom	84,222	600,350

Multiline Retail 0.7%
Target Corp.	United States	18,767	938,350

Oil, Gas & Consumable Fuels 5.0%
BP PLC	United Kingdom	121,707	1,487,228
El Paso Corp.	United States	90,472	1,559,737
Eni SpA	Italy	39,292	1,436,386
Royal Dutch Shell PLC, B	United Kingdom	38,104	1,582,355
Total SA, B	France	12,240	1,015,123

			7,080,829

Paper & Forest Products 1.4%
Stora Enso OYJ, R	Finland	60,927	910,477
UPM-Kymmene OYJ	Finland	52,175	1,052,277

			1,962,754

Pharmaceuticals 5.6%
Abbott Laboratories	United States	15,877	891,493
Bristol-Myers Squibb Co.	United States	23,584	625,448
GlaxoSmithKline PLC	United Kingdom	50,997	1,295,991
Novartis AG	Switzerland	11,760	644,455
Pfizer Inc.	United States	60,304	1,370,710
Sanofi-Aventis	France	13,311	1,223,412
Takeda Pharmaceutical Co. Ltd.	Japan	14,786	871,130
[a]Watson Pharmaceuticals Inc.	United States	40,492	1,098,953

			8,021,592

Real Estate Management & Development 1.0%
Cheung Kong (Holdings) Ltd.	Hong Kong	75,748	1,400,708

Semiconductors & Semiconductor Equipment 1.3%
[a]Infineon Technologies AG, ADR	Germany	51,804	602,998
Samsung Electronics Co. Ltd.	South Korea	2,200	1,306,768

			1,909,766

TGA-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Asset Allocation Fund	Country	Shares/ Warrants		Value
Long Term Investments (continued)
Common Stocks and Warrants (continued)
Software 3.9%
[a]Check Point Software Technologies Ltd.	Israel	37,146		$815,726
Microsoft Corp.	United States	39,012		1,388,827
Nintendo Co. Ltd.	Japan	2,341		1,404,411
[a]Oracle Corp.	United States	82,887		1,871,589

				5,480,553

Specialty Retail 0.8%
[a]Chico’s FAS Inc.	United States	36,461		329,243
The Gap Inc.	United States	36,569		778,188

				1,107,431

Wireless Telecommunication Services 1.3%
Vodafone Group PLC, ADR	United Kingdom	50,593		1,888,130

Total Common Stocks and Warrants (Cost $63,418,544)				88,764,879

Preferred Stock (Cost $73,607) 0.7%
Metals & Mining 0.7%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	33,728		943,709

		Principal Amount[b]
Foreign Government and Agency Securities 27.0%
[c,d]Government of Argentina, FRN, 5.389%, 8/03/12	Argentina	1,334,000		725,359
Government of Canada,
6.00%, 6/01/08	Canada	389,000	CAD	394,610
4.25%, 12/01/08	Canada	690,000	CAD	696,592
6.00%, 6/01/11	Canada	1,202,000	CAD	1,292,369
Government of Indonesia,
11.00%, 11/15/20	Indonesia	12,000,000,000	IDR	1,329,385
11.00%, 9/15/25	Indonesia	9,900,000,000	IDR	1,078,514
12.00%, 9/15/26	Indonesia	8,540,000,000	IDR	1,022,890
[e]Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	239,000		158,935
Government of Malaysia,
6.45%, 7/01/08	Malaysia	5,885,000	MYR	1,805,444
3.756%, 4/28/11	Malaysia	980,000	MYR	297,988
Government of Mexico, 10.00%, 12/05/24	Mexico	133,000	[f] MXN	1,418,326
Government of New Zealand, 7.00%, 7/15/09	New Zealand	3,204,000	NZD	2,442,913
Government of Norway, 5.50%, 5/15/09	Norway	5,740,000	NOK	1,067,730
Government of Poland,
6.00%, 5/24/09	Poland	9,900,000	PLN	3,997,725
5.75%, 9/23/22	Poland	4,075,000	PLN	1,640,134
Government of Singapore,
1.50%, 4/01/08	Singapore	80,000	SGD	55,452
5.625%, 7/01/08	Singapore	777,000	SGD	548,869
4.375%, 1/15/09	Singapore	200,000	SGD	142,290
Government of Sweden,
6.50%, 5/05/08	Sweden	7,170,000	SEK	1,116,849
5.00%, 1/28/09	Sweden	14,200,000	SEK	2,214,723
5.50%, 10/08/12	Sweden	8,620,000	SEK	1,406,445
[g]Strip, 9/17/08	Sweden	3,000,000	SEK	450,666
[c]KfW Bankengruppe, FRN, 0.658%, 8/08/11	Germany	235,000,000	JPY	2,108,461

TGA-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Asset Allocation Fund	Country	Principal Amount[b]		Value
Long Term Investments (continued)
Foreign Government and Agency Securities (continued)
Korea Treasury Bond,
5.25%, 9/10/12	South Korea	1,840,000,000	KRW	$1,924,579
5.50%, 9/10/17	South Korea	1,800,000,000	KRW	1,895,197
5.25%, 3/10/27	South Korea	1,895,000,000	KRW	1,931,911
New South Wales Treasury Corp., 8.00%, 3/01/08	Australia	985,000	AUD	864,216
Nota Do Tesouro Nacional,
9.762%, 1/01/12	Brazil	3,450	[h] BRL	1,771,596
[i]Index Linked, 6.00%, 5/15/15	Brazil	1,000	[h] BRL	869,536
[i]Index Linked, 6.00%, 5/15/45	Brazil	1,430	[h] BRL	1,242,787
Queensland Treasury Corp., 6.00%, 7/14/09	Australia	540,000	AUD	465,971

Total Foreign Government and Agency Securities (Cost $33,486,261)				38,378,462

Total Long Term Investments (Cost $96,978,412)				128,087,050

Short Term Investments 6.6%
Foreign Government and Agency Securities 4.6%
[g]Egypt Treasury Bill,
7/01/08	Egypt	1,150,000	EGP	201,425
8/05/08	Egypt	4,500,000	EGP	783,183
9/16/08	Egypt	1,700,000	EGP	293,622
9/30/08	Egypt	2,650,000	EGP	454,816
12/16/08	Egypt	25,000	EGP	4,228
Government of Malaysia,
3.546%, 1/11/08	Malaysia	5,360,000	MYR	1,620,869
3.569%, 2/14/08	Malaysia	2,800,000	MYR	846,689
[g]Government of Sweden, Strip, 6/18/08	Sweden	3,000,000	SEK	455,273
[g]Malaysia Treasury Bill,
2/28/08	Malaysia	5,220,000	MYR	1,570,023
4/03/08	Malaysia	100,000	MYR	29,962
4/10/08	Malaysia	95,000	MYR	28,445
5/08/08	Malaysia	40,000	MYR	11,943
5/15/08	Malaysia	285,000	MYR	85,038
6/17/08	Malaysia	130,000	MYR	38,667
[g]Norway Treasury Bill,
6/18/08	Norway	100,000	NOK	17,987
9/17/08	Norway	430,000	NOK	76,387

Total Foreign Government and Agency Securities (Cost $6,269,065)				6,518,557

Total Investments before Money Market Fund (Cost $103,247,477)				134,605,607

		Shares
Money Market Fund (Cost $2,779,999) 2.0%
[j]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.58%	United States	2,779,999		2,779,999

Total Investments (Cost $106,027,476) 96.8%				137,385,606
Net Unrealized Gain on Forward Exchange Contracts 0.1%				65,918
Other Assets, less Liabilities 3.1%				4,477,176

Net Assets 100.0%				$141,928,700

TGA-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Currency Abbreviations

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EGP - Egyptian Pound

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FRN - Floating Rate Note

aNon-income producing for the twelve months ended December 31, 2007.

bThe principal amount is stated in U.S. dollars unless otherwise indicated.

cThe coupon rate shown represents the rate at period end.

dThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the value of this security was $158,935, representing 0.11% of net assets.

fPrincipal amount is stated in 100 Mexican Peso Units.

gThe security is traded on a discount basis with no stated coupon rate.

hPrincipal amount is stated in 1,000 Brazilian Real Units.

iRedemption price at maturity is adjusted for inflation. See Note 1(e).

jSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

TGA-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Templeton Global Asset Allocation Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$103,247,477
Cost - Sweep Money Fund (Note 7)	2,779,999

Total cost of investments	$106,027,476

Value - Unaffiliated issuers	$134,605,607
Value - Sweep Money Fund (Note 7)	2,779,999

Total value of investments	137,385,606
Foreign currency, at value (cost $3,718,758)	3,793,847
Receivables:
Capital shares sold	30,467
Dividends and interest	1,141,775
Unrealized gain on forward exchange contracts (Note 8)	226,643

Total assets	142,578,338

Liabilities:
Payables:
Capital shares redeemed	320,334
Affiliates	113,275
Reports to shareholders	34,250
Unrealized loss on forward exchange contracts (Note 8)	160,725
Accrued expenses and other liabilities	21,054

Total liabilities	649,638

Net assets, at value	$141,928,700

Net assets consist of:
Paid-in capital	$82,594,462
Undistributed net investment income	12,217,627
Net unrealized appreciation (depreciation)	31,546,108
Accumulated net realized gain (loss)	15,570,503

Net assets, at value	$141,928,700

Class 1:
Net assets, at value	$63,315,738

Shares outstanding	4,292,824

Net asset value and maximum offering price per share	$14.75

Class 2:
Net assets, at value	$78,612,962

Shares outstanding	5,412,792

Net asset value and maximum offering price per share	$14.52

The accompanying notes are an integral part of these financial statements.

TGA-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Templeton Global Asset Allocation Fund
Investment income:
Dividends: (net of foreign taxes of $240,366)
Unaffiliated issuers	$3,729,943
Sweep Money Fund (Note 7)	272,177
Interest (net of foreign taxes of $121,322)	3,778,712

Total investment income	7,780,832

Expenses:
Management fees (Note 3a)	1,347,712
Administrative fees (Note 3b)	315,415
Distribution fees - Class 2 (Note 3c)	199,699
Unaffiliated transfer agent fees	6,814
Custodian fees (Note 4)	119,942
Reports to shareholders	55,180
Professional fees	41,401
Trustees’ fees and expenses	1,085
Other	16,987

Total expenses	2,104,235
Expense reductions (Note 4)	(4,929)
Expenses waived/paid by affiliates (Note 3e)	(82,157)

Net expenses	2,017,149

Net investment income	5,763,683

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from a redemption in-kind of $51,446,118) (Note 10)	67,870,166
Foreign currency transactions	7,114,102

Net realized gain (loss)	74,984,268

Net change in unrealized appreciation (depreciation) on:
Investments	(53,256,260)
Translation of assets and liabilities denominated in foreign currencies	71,548

Net change in unrealized appreciation (depreciation)	(53,184,712)

Net realized and unrealized gain (loss)	21,799,556

Net increase (decrease) in net assets resulting from operations	$27,563,239

The accompanying notes are an integral part of these financial statements.

TGA-20

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Asset Allocation Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$5,763,683	$14,103,670
Net realized gain (loss) from investments, foreign currency transactions and redemption in-kind	74,984,268	111,939,026
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(53,184,712)	(29,884,803)

Net increase (decrease) in net assets resulting from operations	27,563,239	96,157,893

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(11,357,897)	(18,191,422)
Class 2	(14,016,851)	(5,009,742)
Net realized gains:
Class 1	(14,706,218)	(15,734,572)
Class 2	(18,379,776)	(4,478,496)

Total distributions to shareholders	(58,460,742)	(43,414,232)

Capital share transactions: (Note 2)
Class 1	(207,311,609)	(409,674,691)
Class 2	25,326,890	5,351,089

Total capital share transactions	(181,984,719)	(404,323,602)

Net increase (decrease) in net assets	(212,882,222)	(351,579,941)
Net assets:
Beginning of year	354,810,922	706,390,863

End of year	$141,928,700	$354,810,922

Undistributed net investment income included in net assets:
End of year	$12,217,627	$23,255,087

The accompanying notes are an integral part of these financial statements.

TGA-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Global Asset Allocation Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character.

TGA-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	345,235	$6,915,166	671,163	$14,177,128
Shares issued in reinvestment of distributions	1,796,286	26,064,115	1,797,880	33,925,994
Shares redeemed in-kind (Note 10)	(7,596,834)	(177,462,049)	(14,967,877)	(342,015,981)
Shares redeemed	(2,857,358)	(62,828,841)	(5,187,026)	(115,761,832)

Net increase (decrease)	(8,312,671)	$(207,311,609)	(17,685,860)	$(409,674,691)

Class 2 Shares:
Shares sold	547,052	$9,586,666	978,403	$19,484,840
Shares issued in reinvestment of distributions	2,263,915	32,396,627	507,121	9,488,238
Shares redeemed	(985,730)	(16,656,403)	(1,172,793)	(23,621,989)

Net increase (decrease)	1,825,237	$25,326,890	312,731	$5,351,089

TGA-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $1.3 billion
0.520%	In excess of $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% per year of its average daily net assets.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services and TIC have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through April 30, 2009. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund’s fiscal year end. After April 30, 2009, FT Services and TIC may discontinue this waiver at any time upon notice to the Fund’s Board of Trustees.

TGA-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$26,602,578	$23,239,156
Long term capital gain	31,858,164	20,175,076

	$58,460,742	43,414,232

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$106,349,558

Unrealized appreciation	$34,462,892
Unrealized depreciation	(3,426,844)

Net unrealized appreciation (depreciation)	$31,036,048

Undistributed ordinary income	$13,668,350
Undistributed long term capital gains	14,502,473

Distributable earnings	$28,170,823

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, gains realized on in-kind shareholder redemptions and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $57,972,807 and $102,681,048, respectively. Sales of investments excludes $177,462,049 of an in-kind redemption.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

TGA-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
Contracts to Buy
250,565,000	Japanese Yen	1,639,609	EUR	1/04/08	$—	$(145,000)
127,176,500	Kazakhstan Tenge	1,045,000		1/16/08	5,212	—
121,800,000	Kazakhstan Tenge	1,000,000		1/18/08	5,382	—
121,450,000	Kazakhstan Tenge	1,000,000		1/18/08	2,493	—
9,000,000	Norwegian Krone	1,609,500		1/28/08	45,268	—
81,000,000	Indian Rupee	2,710,208	NZD	2/29/08	—	(13,375)
13,756,216	Mexican Peso	2,510,509,398	COP	4/22/08	25,589	—
22,282,800	Japanese Yen	200,000		8/20/08	4,371	—
22,358,000	Japanese Yen	200,000		8/20/08	5,061	—
22,139,600	Japanese Yen	200,000		8/25/08	3,140	—
825,000	Swiss Franc	712,054		10/20/08	24,457	—

Contracts to Sell
22,656,216	Mexican Peso	4,426,571,459	COP	4/22/08	100,071	—
4,002,526	Mexican Peso	183,615,857	CLP	6/12/08	5,599	—
642,600	Euro	100,848,359	JPY	12/08/08	—	(2,350)

Unrealized gain (loss) on forward exchange contracts					226,643	(160,725)

Net unrealized gain (loss) on forward exchange contracts					$65,918

[a]	In U.S. dollars unless otherwise indicated.

Currency Abbreviations

CLP - Chilean Peso

COP - Columbian Peso

EUR - Euro

JPY - Japanese Yen

NZD - New Zealand Dollar

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REDEMPTION IN-KIND

During the years ended December 31, 2007 and 2006, the Fund realized $51,446,118 and $67,648,833, respectively, of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather

TGA-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

10. REDEMPTION IN-KIND (continued)

than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

TGA-28

Franklin Templeton Variable Insurance Products Trust

Templeton Global Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Asset Allocation Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

TGA-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $14,502,614 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 2.08% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGA-30

TEMPLETON GLOBAL INCOME SECURITIES FUND

We are pleased to bring you Templeton Global Income Securities Fund’s annual report for the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+11.27%	+11.54%	+8.51%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the J.P. Morgan (JPM) Government Bond Index (GBI) Global, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: J.P. Morgan; Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGI-1

Fund Goal and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its benchmark, the JPM GBI Global, which had a +10.81% total return in U.S. dollar terms for the year under review.1

Economic and Market Overview

Global economic growth remained strong during the reporting period despite a credit crunch in the second half of the year prompted by the deteriorating U.S. housing sector. Robust economic growth in many emerging markets contrasted with more moderate growth in developed markets where lack of financial liquidity had a larger impact. The rapid rise among developing economies resulted in increased demand from local consumers. Increased food and energy consumption led to high commodity prices throughout the year, benefiting countries exporting these goods. High prices also contributed to inflationary pressures already present in several economies after years of continued above-trend growth. Strong economic growth and rising interest rates in many economies contrasted with the U.S.’s weak growth and falling interest rates, which caused significant U.S. dollar depreciation during the year.

China continued to lead the Asian region’s economic expansion, posting greater than 11% increases in gross domestic product (GDP) in the first three quarters of 2007 compared with the same period in 2006 (year-over-year).2 China’s surging domestic demand became an increasingly important growth source for other Asian economies through trade. For example, Chinese imports from Asia increased 18% in the first 11 months of 2007 year-over-year.2 Continued rapid expansion led to fears China’s economy was overheating as inflation picked up. The potential repercussions of allowing the expansion to continue unchecked were compounded by the local equity markets’ solid performance. Thus, monetary authorities increased interest rates and even allowed the yuan

1. Source: J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: EcoWin.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

TGI-2

to appreciate slightly. India encountered similar conditions as it posted around 9% GDP growth in the first three quarters of 2007 year-over-year.2 Indian monetary authorities responded by raising the target interest rate 50 basis points (half a percentage point) during the year. However, this had little effect on private investment growth. Japan continued to fall behind as the country registered GDP growth below 2% in the second and third quarters of 2007 year-over-year.3 Consequently, the Japanese central bank kept rates on hold for the second half of the year after raising them 25 basis points earlier. Low growth levels and interest rates by international standards led to continued yen weakness until risk aversion rose at the end of the year, prompting carry trades to unwind.

European economic growth remained quite strong in 2007, although fears regarding the U.K.’s and eurozone’s future growth paths emerged following the credit crunch. Labor markets strengthened across the region and monetary conditions tightened. The European Central Bank raised rates 50 basis points during the period as growth was strong in the first half of the year, particularly in Germany. Non-euro Europe enjoyed even stronger growth. Norway grew 6.6% in the third quarter year-over-year, prompting the central bank to raise interest rates 25 basis points in December despite financial market volatility.2 The labor market underpinned the nation’s growth as the unemployment rate fell to 1.6% in December from 2.1% a year earlier.4 Some European economies expanded more modestly, particularly where the housing market slowed, such as in Spain and the U.K. These residential markets, after recently showing some of the strongest growth, were hurt as negative sentiment spread from the U.S. housing market across the Atlantic. In the U.K., housing market weakness combined with financial market troubles caused enough worries for the Bank of England to cut interest rates 25 basis points in December after just raising them in July.

3. Source: Economic & Social Research Institute.

4. Source: Norway Ministry of Labour.

What is a carry trade?

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates, which can often be substantial, depending on the amount of leverage the investor chooses to use.

TGI-3

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements, and exposure to sovereign debt markets.

Interest Rate Strategy

For most of the 12-month reporting period, the Fund maintained its overall short duration positioning seeking to take advantage of global interest rate tightening resulting from strong economic growth in most economies. However, we found some opportunities to take advantage of local interest rate reductions. For example, the Indonesian central bank reduced interest rates 175 basis points over the period, continuing its interest rate normalization process as inflation remained under control. Indonesia returned +11.07% in local currency terms over the period, as measured by the JPM GBI–Emerging Markets.5 Another positive local market was Brazil, where its central bank reduced interest rates 200 basis points during the period to 11.25%, which supported local bond market returns of +9.81% in local currency terms.5 The central bank held interest rates constant throughout the fourth quarter as the economy accelerated, inflation picked up, and the large monetary action’s impact began to be felt. As global growth concerns surfaced later in the year, the Fund selectively increased its interest rate exposure, which lengthened the portfolio’s duration.

Currency Strategy

Our currency strategy remained relatively unchanged over the period, predicated on our medium-term view on the gradual unwinding of global imbalances, which began during the period. These imbalances centered on strong U.S. consumption growth and, consequently, a large

5. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Currency Breakdown

Templeton Global Income Securities Fund 12/31/07

% of Total Net Assets

Asia Pacific	49.4%
Japanese Yen	16.2%
Malaysian Ringgit	11.2%
Indonesian Rupiah	5.2%
South Korean Won	4.3%
Kazakhstan Tenge	4.3%
Singapore Dollar	4.1%
Indian Rupee	3.0%
Australian Dollar	1.2%
New Zealand Dollar*	-0.1%

Europe	33.5%
Swedish Krona	13.8%
Swiss Franc	9.6%
Norwegian Krone	6.1%
Polish Zloty	5.4%
Euro	1.0%
Iceland Krona	0.1%
Romanian Lei*	-2.5%

Americas	13.0%
Brazilian Real	5.7%
Canadian Dollar	2.9%
Chilean Peso	1.8%
U.S. Dollar	1.1%
Colombian Peso	0.9%
Peruvian Nuevo Sol	0.9%
Mexican Peso*	-0.3%

Middle East & Africa	4.1%
Egyptian Pound	4.1%

*The Mexican peso = -0.3%, New Zealand dollar = -0.1%, and the Romanian lei = -2.5% due to forward currency exchange contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGI-4

U.S. current account deficit, versus low domestic demand in most Asian countries and corresponding Asian current account surpluses. As a result, the Fund benefited from its significantly underweighted U.S. dollar exposure relative to the JPM GBI Global, as the dollar depreciated 10.00% against the U.S.’s major trading partners.6 The imbalance began unwinding as the U.S. trade deficit contracted toward year-end because of U.S. exports’ improved competitiveness due to a weaker dollar. However, the deficit was still quite large on a historical basis. The U.S. dollar weakened further when the Federal Reserve Board cut interest rates during the period, well ahead of other central banks, as the credit crunch affected the U.S. economy more than other countries. One currency that appreciated strongly against the U.S. dollar was the Canadian dollar, which rose 17.91% against the U.S. dollar during the period and contributed to relative performance because of the Fund’s overweighted exposure.7 The Canadian dollar benefited from high prices for many of the country’s natural resource exports and a strong domestic economy. Toward period-end, the weak U.S. economy began to negatively impact Canada’s growth prospects and led us to reduce the Fund’s Canadian dollar allocation prior to the Canadian dollar’s poor performance during the last quarter of 2007. The Fund’s overweighted exposure to the Brazilian real boosted the Fund’s relative performance even more as the currency appreciated 19.94% against the U.S. dollar during the year.7, 8 The real benefited from very strong inflows from trade and investment.

European currencies also appreciated against the U.S. dollar over the period. The Fund had limited direct exposure to the euro, and was instead positioned to capture the benefit of euro appreciation through exposure to non-euro European currencies that are closely linked to the euro region. The euro appreciated 10.87% versus the U.S. dollar during the period as growth remained strong and the interest rate differential with the U.S. shrank significantly.7 Although our limited exposure to the euro’s strong return hurt relative performance, the Fund benefited from its overweighted exposures to the Polish zloty and Norwegian krone.8 Similar to the Scandinavian economies, the Polish economy also exhibited tightening labor market conditions given strong GDP growth

6. Source: Federal Reserve H10 Report.

7. Source: Exshare (via Compustat via FactSet).

8. These countries are not components of the JPM GBI Global.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

TGI-5

of more than 6% year-over-year in the third quarter of 2007.9 Strong economic growth created jobs at the same time that there was significant emigration from Poland. Prospects for wage pressures prompted the central bank to raise interest rates during the period, supporting currency performance. The Swedish krona detracted from relative performance as it appreciated only 5.88% against the U.S. dollar over the period.7 The Fund’s biggest allocation change during the period was the addition of the Swiss franc, which appreciated 3.18% during the fourth quarter benefiting from increased risk aversion.7

Asian currency performance was mixed during the year. The currency that comprised the largest portion of the Fund was the Japanese yen, though our exposure was still substantially below the benchmark’s. The yen, which appreciated 6.66% against the U.S. dollar over the period, lagged other major currencies until risk aversion increased in the second half of the year leading to the unwinding of carry trades.7 Among other Asian currencies, the Malaysian ringgit appreciated 6.68% against the U.S. dollar, the South Korean won depreciated 0.65%, and the Indonesian rupiah depreciated 4.25%.7 Our overweighted allocations in these currencies hurt the Fund’s relative performance.8

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury securities. Tighter credit conditions resulted in wider sovereign credit spreads despite improving fundamentals in most economies. Sovereign interest rate credit spreads increased from 171 basis points at the beginning of the reporting period to 255 basis points by period-end. However, declining U.S. interest rates benefited the performance of these dollar-denominated bonds. Largely as a result, U.S. dollar-denominated emerging market debt returned +6.28% over the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.5 Regionally, Latin American sovereign debt returned +5.15%, Asian +6.14%, and central and eastern European +7.91%.5

9. Source: National Bank of Poland.

*The Fund’s supranational investments were denominated in the Japanese yen, Mexican peso, New Zealand dollar and Polish zloty.

**The Fund’s EMU investments were in Austria, Belgium, Finland, France, Germany and Spain.

TGI-6

Euro-denominated markets underperformed the index, returning 1.22% in euro terms, as measured by the JPM Euro EMBI Global.5 The Fund maintained limited exposure to sovereign debt during the period.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGI-7

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Income Securities Fund – Class 1

TGI-8

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,052.60	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$3.16

*Expenses are calculated using the most recent six-month annualized expense ratio, for the Fund’s Class 1 shares (0.62%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TGI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 1	2007		2006		2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.73		$14.36		$15.80	$15.54	$13.67

Income from investment operations[a]:
Net investment income[b]	0.77		0.61		0.57	0.66	0.69
Net realized and unrealized gains (losses)	0.97		1.24		(1.03)	1.37	2.35

Total from investment operations	1.74		1.85		(0.46)	2.03	3.04

Less distributions from net investment income	(0.47)		(0.48)		(0.98)	(1.77)	(1.17)

Redemption fees	—	[d]	—	[d]	— [d]	—	—

Net asset value, end of year	$17.00		$15.73		$14.36	$15.80	$15.54

Total return[c]	11.27%		13.14%		(2.91)%	15.09%	22.72%
Ratios to average net assets
Expenses before expense reduction	0.64%		0.80%		0.78%	0.79%	0.76%
Expenses net of expense reduction	0.64%		0.72%		0.74%	0.78%	0.76%
Net investment income	4.70%		4.09%		3.81%	4.40%	4.72%

Supplemental data
Net assets, end of year (000’s)	$137,700		$75,843		$53,115	$49,845	$52,842
Portfolio turnover rate	47.33%		30.65%		30.28%	37.39%	53.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dAmount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TGI-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 2	2007		2006		2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.50		$14.19		$15.64	$15.42	$13.59

Income from investment operations[a]:
Net investment income[b]	0.72		0.57		0.52	0.60	0.65
Net realized and unrealized gains (losses)	0.96		1.21		(1.00)	1.36	2.33

Total from investment operations	1.68		1.78		(0.48)	1.96	2.98

Less distributions from net investment income	(0.46)		(0.47)		(0.97)	(1.74)	(1.15)

Redemption fees	—	[d]	—	[d]	— [d]	—	—

Net asset value, end of year	$16.72		$15.50		$14.19	$15.64	$15.42

Total return[c]	11.00%		12.77%		(3.08)%	14.74%	22.44%
Ratios to average net assets
Expenses before expense reduction	0.89%		1.05%		1.03%	1.04%	1.01%
Expenses net of expense reduction	0.89%		0.97%		0.99%	1.03%	1.01%
Net investment income	4.45%		3.84%		3.56%	4.15%	4.47%

Supplemental data
Net assets, end of year (000’s)	$480,649		$205,768		$61,255	$19,779	$5,181
Portfolio turnover rate	47.33%		30.65%		30.28%	37.39%	53.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dAmount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TGI-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 3	2007		2006		2005[f]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.49		$14.18		$15.27

Income from investment operations[a]:
Net investment income[b]	0.72		0.58		0.38
Net realized and unrealized gains (losses)	0.95		1.21		(0.50)

Total from investment operations	1.67		1.79		(0.12)

Less distributions from net investment income	(0.46)		(0.48)		(0.97)

Redemption fees	—	[e]	—	[e]	— [e]

Net asset value, end of year	$16.70		$15.49		$14.18

Total return[c]	11.03%		12.84%		(0.80)%
Ratios to average net assets[d]
Expenses before expense reduction	0.89%		1.05%		1.03%
Expenses net of expense reduction	0.89%		0.97%		0.99%
Net investment income	4.45%		3.84%		3.56%
Supplemental data
Net assets, end of year (000’s)	$91,162		$35,572		$5,769
Portfolio turnover rate	47.33%		30.65%		30.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eAmount rounds to less than $0.01 per share.

fFor the period April 1, 2005 (effective date) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

TGI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities 68.6%
Argentina 1.7%
[b,c]Government of Argentina, FRN, 5.389%, 8/03/12	21,792,000		$11,849,340

Australia 1.1%
New South Wales Treasury Corp., 8.00%, 3/01/08	5,990,000	AUD	5,255,486
Queensland Treasury Corp., 6.00%, 7/14/09	3,195,000	AUD	2,756,996

			8,012,482

Austria 0.1%
Government of Austria, 5.00%, 7/15/12	400,000	EUR	602,618

Belgium 0.2%
Government of Belgium, 7.50%, 7/29/08	686,000	EUR	1,019,949

Brazil 5.1%
Nota Do Tesouro Nacional,
9.762%, 1/01/12	20,470	[d] BRL	10,511,467
9.762%, 1/01/14	7,100	[d] BRL	3,506,031
9.762%, 1/01/17	22,490	[d] BRL	10,654,128
[e]Index Linked, 6.00%, 5/15/15	2,750	[d] BRL	2,391,221
[e]Index Linked, 6.00%, 5/15/45	10,825	[d] BRL	9,407,813

			36,470,660

Canada 3.1%
Government of Canada, 4.25%, 12/01/08	14,500,000	CAD	14,638,527
Province of Alberta, 5.00%, 12/16/08	1,405,000	CAD	1,426,435
Province of Manitoba, 6.375%, 9/01/15	1,638,000	NZD	1,154,776
Province of Ontario,
3.875%, 3/08/08	1,925,000	CAD	1,936,312
5.70%, 12/01/08	2,200,000	CAD	2,246,422
6.25%, 6/16/15	925,000	NZD	645,202

			22,047,674

France 0.0%[f]
Government of France, 4.00%, 10/25/09	195,000	EUR	284,124

Germany 4.7%
[b]KfW Bankengruppe, FRN, 0.658%, 8/08/11	3,725,000,000	JPY	33,421,349

Indonesia 5.1%
Government of Indonesia,
14.275%, 12/15/13	14,267,000,000	IDR	1,834,165
11.50%, 9/15/19	30,075,000,000	IDR	3,484,105
11.00%, 11/15/20	31,230,000,000	IDR	3,459,725
12.80%, 6/15/21	74,215,000,000	IDR	9,201,435
12.90%, 6/15/22	10,710,000,000	IDR	1,331,812
10.25%, 7/15/22	52,500,000,000	IDR	5,519,698
11.75%, 8/15/23	5,491,000,000	IDR	629,893
10.00%, 9/15/24	5,000,000,000	IDR	502,416
11.00%, 9/15/25	39,400,000,000	IDR	4,292,267
12.00%, 9/15/26	8,230,000,000	IDR	985,760
10.25%, 7/15/27	48,220,000,000	IDR	5,005,535

			36,246,811

Iraq 0.9%
[g]Government of Iraq, Reg S, 5.80%, 1/15/28	9,300,000		6,184,500

TGI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Malaysia 4.0%
Government of Malaysia,
6.45%, 7/01/08	14,772,000	MYR	$4,531,864
3.917%, 9/30/08	400,000	MYR	121,211
4.305%, 2/27/09	4,210,000	MYR	1,284,705
7.00%, 3/15/09	12,234,000	MYR	3,851,174
6.844%, 10/01/09	2,800,000	MYR	894,663
3.756%, 4/28/11	57,160,000	MYR	17,380,607

			28,064,224

Mexico 3.5%
Government of Mexico,
[h]144A, 7.50%, 3/08/10	450,000	EUR	695,322
8.00%, 12/17/15	726,000[i]	MXN	6,586,004
10.00%, 12/05/24	1,655,000[i]	MXN	17,649,089

			24,930,415

New Zealand 0.3%
Government of New Zealand, 7.00%, 7/15/09	2,435,000	NZD	1,856,583

Norway 2.0%
Government of Norway, 5.50%, 5/15/09	76,360,000	NOK	14,204,154

Peru 0.6%
Government of Peru,
7, 8.60%, 8/12/17	6,185,000	PEN	2,397,085
7.84%, 8/12/20	4,945,000	PEN	1,856,671

			4,253,756

Philippines 0.1%
[g]Government of the Philippines, Reg S, 9.125%, 2/22/10	330,000	EUR	513,635

Poland 3.0%
Government of Poland,
6.00%, 5/24/09	4,045,000	PLN	1,633,414
5.75%, 9/23/22	48,750,000	PLN	19,621,238

			21,254,652

Singapore 3.6%
Government of Singapore,
1.50%, 4/01/08	350,000	SGD	242,605
5.625%, 7/01/08	8,370,000	SGD	5,912,529
4.375%, 1/15/09	27,640,000	SGD	19,664,495

			25,819,629

South Africa 0.1%
Government of South Africa, 5.25%, 5/16/13	200,000	EUR	288,951

South Korea 10.9%
Korea Treasury Bond,
4.75%, 3/10/12	2,184,000,000	KRW	2,247,021
5.25%, 9/10/12	14,139,000,000	KRW	14,788,929
5.00%, 9/10/16	2,806,000,000	KRW	2,853,143
5.50%, 9/10/17	39,555,600,000	KRW	41,647,581
5.25%, 3/10/27	9,463,500,000	KRW	9,647,831
Korea Treasury Note, 4.75%, 6/10/09	5,925,000,000	KRW	6,240,303

			77,424,808

TGI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Spain 0.1%
Government of Spain, 6.00%, 1/31/08	390,000	EUR	$569,976

[j]Supranational 6.3%
European Bank For Reconstruction & Development, senior note, 5.10%, 6/12/09	40,000,000	PLN	16,111,143
[b]European Investment Bank, senior note, FRN, 0.75%, 9/21/11	1,340,000,000	JPY	12,019,673
Inter-American Development Bank, 6.00%, 12/15/17	575,000	NZD	395,615
senior note, 7.50%, 12/05/24	200,000,000	MXN	16,268,205

			44,794,636

Sweden 11.9%
Government of Sweden, 6.50%, 5/05/08	151,000,000	SEK	23,520,801
5.00%, 1/28/09	363,050,000	SEK	56,623,604
[k]Strip, 9/17/08	30,000,000	SEK	4,506,658

			84,651,063

United States 0.2%
FNMA, 1.75%, 3/26/08	180,000,000	JPY	1,617,241

Total Government and Agency Securities (Cost $470,307,729)			486,383,230

Short Term Investments 26.7%
Government and Agency Securities 12.7%
Egypt 4.6%
[k,l]Egypt Treasury Bills, 1/01/08 – 12/30/08	185,275,000	EGP	32,231,090

Malaysia 5.5%
Government of Malaysia, 3.546%, 1/11/08	8,890,000	MYR	2,688,345
3.569%, 2/14/08	17,280,000	MYR	5,225,280
7.60%, 3/15/08	5,000,000	MYR	1,524,493
3.17%, 5/15/08	16,610,000	MYR	5,016,521
3.541%, 7/08/08	6,100,000	MYR	1,844,572
3.562%, 7/15/08	10,550,000	MYR	3,190,439
[k]Malaysia Treasury Bills, 1/04/08 – 9/23/08	66,235,000	MYR	19,796,132

			39,285,782

Norway 2.0%
[k]Norway Treasury Bills, 3/19/08 – 6/18/08	77,955,000	NOK	14,113,514

Sweden 0.6%
[k]Government of Sweden, Strip, 6/18/08	30,000,000	SEK	4,552,732

Total Government and Agency Securities (Cost $86,747,759)			90,183,118

Total Investment before Repurchase Agreement (Cost $557,055,488)			576,566,348

United States 14.0%
Repurchase Agreement (Cost $99,770,604) 14.0%
[m]Joint Repurchase Agreement, 3.773%, 1/02/08 (Maturity Value $99,791,515)	99,770,604		99,770,604
ABN AMRO Bank NV, New York Branch (Maturity Value $9,819,485)
Banc of America Securities LLC (Maturity Value $9,819,485)

TGI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Income Securities Fund	Value
United States (continued)
Repurchase Agreement (continued)
Barclays Capital Inc. (Maturity Value $4,522,551)
BNP Paribas Securities Corp. (Maturity Value $9,819,485)
Credit Suisse Securities (USA) LLC (Maturity Value $2,583,602)
Deutsche Bank Securities Inc. (Maturity Value $9,819,485)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $9,819,485)
Goldman, Sachs & Co. (Maturity Value $11,886,167)
Greenwich Capital Markets Inc. (Maturity Value $9,819,485)
Lehman Brothers Inc. (Maturity Value $12,062,800)
Merrill Lynch Government Securities Inc. (Maturity Value $9,819,485)

Collateralized by U.S. Government Agency Securities, 3.00% - 6.25%, 1/15/08 - 11/14/12;
[k]U.S. Government Agency Discount Notes, 1/02/08 - 8/01/12; [k]U.S. Treasury Bill, 6/12/08;
and U.S. Treasury Notes, 3.25% - 4.625%, 3/31/08 - 8/15/10

Total Investments (Cost $656,826,092) 95.3%	676,336,952
Net Unrealized Gain on Forward Exchange Contracts 0.5%	3,595,078
Other Assets, less Liabilities 4.2%	29,579,498

Net Assets 100.0%	$709,511,528

Currency Abbreviations

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EGP - Egyptian Pound

EUR - Euro

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

Selected Portfolio Abbreviations

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe coupon rate shown represents the rate at period end.

cThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

dPrincipal amount is stated in 1,000 Brazilian Real units.

ePrincipal amount of security is adjusted for inflation. See Note 1(g).

fRounds to less than 0.1% of net assets.

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the aggregate value of these securities was $6,698,135, representing 0.94% of net assets.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the value of this security was $695,322, representing 0.10% of net assets.

iPrincipal amount is stated in 100 Mexican Peso units.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security is traded on a discount basis with no stated coupon rate.

lA portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(d).

mSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

TGI-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$557,055,488
Cost - Repurchase agreement	99,770,604

Total cost of investments	$656,826,092

Value - Unaffiliated issuers	$576,566,348
Value - Repurchase agreement	99,770,604

Total value of investments	676,336,952
Foreign currency, at value (cost $21,899,060)	23,012,645
Receivables:
Capital shares sold	1,309,564
Interest	11,108,000
Unrealized gain on forward exchange contracts (Note 7)	5,049,276

Total assets	716,816,437

Liabilities:
Payables:
Investment securities purchased	4,969,036
Capital shares redeemed	92,398
Affiliates	515,344
Unrealized loss on forward exchange contracts (Note 7)	1,454,198
Accrued expenses and other liabilities	273,933

Total liabilities	7,304,909

Net assets, at value	$709,511,528

Net assets consist of:
Paid-in capital	$653,607,990
Undistributed net investment income	35,686,615
Net unrealized appreciation (depreciation)	24,416,313
Accumulated net realized gain (loss)	(4,199,390)

Net assets, at value	$709,511,528

Class 1:
Net assets, at value	$137,700,254

Shares outstanding	8,102,207

Net asset value and maximum offering price per share	$17.00

Class 2:
Net assets, at value	$480,648,788

Shares outstanding	28,745,875

Net asset value and maximum offering price per share	$16.72

Class 3:
Net assets, at value	$91,162,486

Shares outstanding	5,457,279

Net asset value and maximum offering price per share[a]	$16.70

[a]Redemption	price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGI-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Templeton Global Income Securities Fund
Investment income:
Interest (net of foreign taxes of $688,223)	$25,268,490

Expenses:
Management fees (Note 3a)	2,376,316
Distribution fees: (Note 3c)
Class 2	802,153
Class 3	154,518
Unaffiliated transfer agent fees	6,765
Custodian fees (Note 4)	459,998
Reports to shareholders	132,349
Professional fees	36,546
Trustees’ fees and expenses	1,697
Other	21,230

Total expenses	3,991,572
Expense reductions (Note 4)	(5,199)

Net expenses	3,986,373

Net investment income	21,282,117

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	18,145,387
Foreign currency transactions	(262,750)

Net realized gain (loss)	17,882,637

Net change in unrealized appreciation (depreciation) on: Investments	7,705,155
Translation of assets and liabilities denominated in foreign currencies	1,209,672

Net change in unrealized appreciation (depreciation)	8,914,827

Net realized and unrealized gain (loss)	26,797,464

Net increase (decrease) in net assets resulting from operations	$48,079,581

The accompanying notes are an integral part of these financial statements.

TGI-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Income Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$21,282,117	$7,811,021
Net realized gain (loss) from investments and foreign currency transactions	17,882,637	4,248,556
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	8,914,827	12,273,367

Net increase (decrease) in net assets resulting from operations	48,079,581	24,332,944

Distributions to shareholders from net investment income:
Class 1	(2,456,235)	(2,013,759)
Class 2	(8,266,690)	(3,259,404)
Class 3	(1,628,484)	(431,514)

Total distributions to shareholders	(12,351,409)	(5,704,677)

Capital share transactions: (Note 2)
Class 1	55,559,172	16,986,934
Class 2	250,108,969	133,487,737
Class 3	50,922,791	27,934,695

Total capital share transactions	356,590,932	178,409,366

Redemption fees	9,428	6,342

Net increase (decrease) in net assets	392,328,532	197,043,975
Net assets:
Beginning of year	317,182,996	120,139,021

End of year	$709,511,528	$317,182,996

Undistributed net investment income included in net assets:
End of year	$35,686,615	$9,842,829

The accompanying notes are an integral part of these financial statements.

TGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Global Income Securities Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2007. The joint repurchase agreement is valued at cost.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

TGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	5,103,718	$85,032,506	2,027,528	$30,612,502
Shares issued in reinvestment of distributions	153,227	2,456,235	137,929	2,013,759
Shares redeemed	(1,977,376)	(31,929,569)	(1,040,680)	(15,639,327)

Net increase (decrease)	3,279,569	$55,559,172	1,124,777	$16,986,934

Class 2 Shares:
Shares sold	16,336,797	$264,154,676	8,960,584	$133,647,009
Shares issued in reinvestment of distributions	523,540	8,266,690	226,190	3,259,404
Shares redeemed	(1,388,223)	(22,312,397)	(230,816)	(3,418,676)

Net increase (decrease)	15,472,114	$250,108,969	8,955,958	$133,487,737

Class 3 Shares:
Shares sold	3,533,597	$56,987,401	2,255,932	$33,481,415
Shares issued in reinvestment of distributions	103,199	1,628,484	29,966	431,514
Shares redeemed	(475,906)	(7,693,094)	(396,229)	(5,978,234)

Net increase (decrease)	3,160,890	$50,922,791	1,889,669	$27,934,695

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

TGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

Effective January 1, 2008, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2008	$2,370,518
2009	1,649,033
2010	177,731

$4,197,282

During the year ended December 31, 2007, the Fund utilized $969,560 of capital loss carryforwards.

On December 31, 2007, the Fund had expired capital loss carryforwards of $1,600,297, which were reclassified to paid-in capital.

TGI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from ordinary income	$12,351,409	$5,704,677

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$658,663,346

Unrealized appreciation	$24,152,942
Unrealized depreciation	(6,479,336)

Net unrealized appreciation (depreciation)	$17,673,606

Distributable earnings – undistributed ordinary income	$39,667,569

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $401,340,329 and $163,318,439, respectively.

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized (Loss)
Contracts to Buy
33,600,000	Japanese Yen	292,601		1/22/08	9,461	—
64,500,000	Iceland Krona	1,000,698		1/28/08	$18,959	$—
45,000,000	Norwegian Krone	8,047,498		1/28/08	226,339	—
34,696,800	Japanese Yen	220,102	EUR	1/31/08	—	(9,148)
57,427,500	Kazakhstan Tenge	465,000		2/06/08	7,320	—
49,956,750	Kazakhstan Tenge	405,000		2/06/08	5,876	—
28,395,800	Kazakhstan Tenge	230,000		2/07/08	3,510	—
88,025,000	Indian Rupee	2,945,260	NZD	2/29/08	—	(14,535)
773,199,000	Kazakhstan Tenge	6,300,000		3/25/08	4,752	—
101,142,000	Japanese Yen	869,956		5/27/08	50,956	—
531,699,750	Japanese Yen	4,500,000		6/30/08	356,576	—
426,288,750	Japanese Yen	3,640,631		7/07/08	255,310	—
433,331,250	Japanese Yen	3,698,786		7/17/08	264,709	—
175,000,000	Japanese Yen	1,502,339		7/18/08	98,440	—
293,932,800	Kazakhstan Tenge	2,400,000		7/25/08	—	(66,153)
125,841,100	Japanese Yen	1,100,000		8/07/08	52,966	—

TGI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized (Loss)
Contracts to Buy
154,044,450	Japanese Yen	1,350,000		8/08/08	$61,481	$—
154,325,250	Japanese Yen	1,350,000		8/11/08	64,397	—
144,838,200	Japanese Yen	1,300,000		8/20/08	28,413	—
145,327,000	Japanese Yen	1,300,000		8/20/08	32,896	—
143,907,400	Japanese Yen	1,300,000		8/25/08	20,409	—
27,917,500	Japanese Yen	251,283		9/04/08	5,079	—
422,114,000	Japanese Yen	2,800,000	EUR	9/12/08	—	(202,974)
25,000,000	Indian Rupee	868,538	NZD	9/24/08	—	(15,860)
167,701,600	Japanese Yen	1,520,000		9/25/08	22,597	—
167,587,600	Japanese Yen	1,520,000		9/25/08	21,548	—
334,510,300	Japanese Yen	3,020,000		9/26/08	57,230	—
167,957,300	Japanese Yen	1,510,000		9/26/08	35,074	—
361,308,750	Kazakhstan Tenge	2,850,000		10/10/08	—	(21,766)
724,140,625	Chilean Peso	1,437,500		10/20/08	5,634	—
724,284,375	Chilean Peso	1,437,500		10/20/08	5,921	—
6,050,000	Swiss Franc	5,221,729		10/20/08	179,349	—
646,280,000	Chilean Peso	1,280,000		10/22/08	7,895	—
882,350,000	Chilean Peso	1,750,000		10/23/08	8,282	—
6,729,255	Swiss Franc	5,850,000		10/23/08	157,794	—
1,703,596	Swiss Franc	1,475,000		10/24/08	45,975	—
1,699,532	Swiss Franc	1,475,000		10/27/08	42,428	—
192,000,000	Kazakhstan Tenge	1,500,000		11/03/08	—	(4,611)
3,423,150	Swiss Franc	3,000,000		11/03/08	56,737	—
1,342,374,000	Japanese Yen	12,100,000		11/04/08	284,720	—
5,200,000	Swiss Franc	4,705,137		11/06/08	—	(61,498)
144,407,250	Japanese Yen	1,362,076		11/14/08	—	(28,782)
2,670,000	Euro	9,865,650	RON	12/03/08	—	(47,260)
2,225,000	Euro	8,068,963	RON	12/04/08	21,531	—
345,000,000	Japanese Yen	3,124,123		12/04/08	65,984	—
38,027,500	Japanese Yen	355,790		12/05/08	—	(4,135)
186,512,000	Japanese Yen	1,745,027		12/05/08	—	(20,281)
673,264,800	Kazakhstan Tenge	5,200,000		12/12/08	1,319	—
280,943,000	Japanese Yen	2,600,000		12/15/08	—	(69)
281,190,000	Japanese Yen	2,600,000		12/17/08	2,606	—
142,890,000	Kazakhstan Tenge	1,100,000		12/22/08	1,616	—

Contracts to Sell
35,571,270	Mexican Peso	143,000,063	INR	1/22/08	370,549	—
30,321,722	Mexican Peso	121,514,299	INR	1/25/08	306,174	—
19,609,025	Mexican Peso	78,255,696	INR	2/27/08	191,227	—
39,305,785	Mexican Peso	155,595,882	INR	2/28/08	351,393	—
10,166,171	Mexican Peso	40,344,448	INR	3/03/08	93,598	—
10,703,553	Mexican Peso	2,035,283	BRL	4/22/08	153,032	—
22,656,216	Mexican Peso	4,426,571,459	COP	4/22/08	100,071	—
2,329,569	New Zealand Dollar	74,243,350	INR	4/28/08	114,116	—
12,477,832	Mexican Peso	2,353,693,412	COP	5/06/08	13,222	—
12,494,827	Mexican Peso	2,368,373	BRL	5/07/08	173,027	—
9,640,135	Mexican Peso	447,379,362	CLP	5/16/08	22,095	—
6,597,015	Mexican Peso	302,613,010	CLP	5/20/08	8,202	—

TGI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized (Loss)
Contracts to Sell
7,962,312	Mexican Peso	365,240,813	CLP	5/20/08	$9,900	$—
30,000,000	Mexican Peso	113,235,000	INR	5/21/08	139,020	—
46,737,959	Mexican Peso	507,359,240	KZT	5/27/08	—	(152,042)
40,184,041	Mexican Peso	435,289,606	KZT	5/29/08	—	(139,067)
5,422,023	Mexican Peso	248,735,300	CLP	6/12/08	7,585	—
11,184,356	Mexican Peso	123,232,028	KZT	6/25/08	—	(25,521)
6,853,159	Mexican Peso	75,609,535	KZT	6/25/08	—	(14,842)
10,925,894	Mexican Peso	120,542,108	KZT	6/25/08	—	(23,671)
31,357,983	Mexican Peso	5,629,698,616	COP	6/27/08	—	(112,277)
23,073,608	Mexican Peso	6,530,985	PEN	6/30/08	111,579	—
2,017,928	Mexican Peso	91,755,188	CLP	9/15/08	2,580	—
22,711,151	Mexican Peso	1,037,699,748	CLP	10/01/08	41,848	—
23,225,918	Mexican Peso	1,057,613,091	CLP	10/02/08	35,800	—
2,888,971,900	South Korean Won	3,505,821	CHF	11/13/08	17,945	—
14,750,000	Romanian Lei	32,712,353	NOK	11/17/08	53,822	—
2,722,612,000	South Korean Won	3,359,632	CHF	11/17/08	66,822	—
5,797,680,000	South Korean Won	6,831,892	CHF	11/25/08	—	(144,886)
6,526,957,500	South Korean Won	7,700,789	CHF	11/25/08	—	(154,599)
2,307,240,000	South Korean Won	2,746,093	CHF	11/26/08	—	(33,255)
4,575,729,600	South Korean Won	5,432,165	CHF	11/28/08	—	(78,234)
1,819,958,400	South Korean Won	2,184,404	CHF	11/28/08	—	(9,849)
2,435,035,200	South Korean Won	2,944,527	CHF	12/02/08	6,514	—
7,728,240,000	South Korean Won	9,251,942	CHF	12/03/08	—	(62,570)
357,000	Euro	56,026,866	JPY	12/08/08	—	(1,305)
3,734,309,600	South Korean Won	4,513,743	CHF	12/09/08	8,683	—
2,671,578,000	South Korean Won	4,119,944	SGD	12/10/08	27,503	—
12,319,825	Romanian Lei	31,800,179	SEK	12/15/08	—	(5,008)
2,136,044,750	South Korean Won	2,610,663	CHF	12/15/08	30,880	—

Unrealized gain (loss) on forward exchange contracts					5,049,276	(1,454,198)

Net unrealized gain (loss) on forward exchange contracts					$3,595,078

[a]In	U.S. dollars unless otherwise indicated.

Currency Abbreviations

BRL - Brazilian Real

CHF - Swiss Franc

CLP - Chiliean Peso

COP - Colombian Peso

EUR - Euro

INR - Indian Rupee

JPY - Japanese Yen

KZT - Kazakhstan Tenge

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

RON - Romanian Lei

SEK - Swedish Krona

SGD - Singapore Dollar

TGI-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

8. CREDIT RISK

The Fund has 13.98% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

TGI-28

Franklin Templeton Variable Insurance Products Trust

Templeton Global Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

TGI-29

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Income Securities Fund

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGI-30

TEMPLETON GROWTH SECURITIES FUND

This annual report for Templeton Growth Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+2.55%	+16.07%	+8.62%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the +9.57% return of the MSCI World Index for the period under review.1

Economic and Market Overview

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%.2

To alleviate the credit crunch and restore investor confidence, the world’s major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: “For Deal Makers, Tale of Two Halves,” The Wall Street Journal, 1/2/08.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may be at greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

Among the most significant contributors to the Fund’s performance relative to the MSCI World Index for the year under review were German electronics and industrial engineering conglomerate Siemens, U.S. enterprise software giant Oracle and U.K. wireless phone services carrier Vodafone Group. However, the Fund also had some major detractors from relative performance during the period including U.S. medical device supplier Boston Scientific, U.S. wireless telecommunications service provider Sprint Nextel and U.K-based Royal Bank of Scotland Group.

From a sector perspective, the financials sector was the largest contributor to relative performance for the reporting period.3 Although stock

3. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

selection detracted, our underweighted position benefited the Fund’s performance overall. Within the sector, Hong Kong-based real estate development firm Cheung Kong (Holdings) and Italian bank Intesa Sanpaolo were among the best performers. Our overweighted allocation relative to the index in the telecommunication services sector also boosted Fund performance.4 Significant contributors within the sector were France Telecom and Singapore Telecommunications. Driven by stock selection, the industrials sector, which includes Siemens, also positively affected relative performance for the period.5

On the other hand, some sectors weighed on the Fund’s relative performance for the year. Our underweighted allocation and stock selection in the materials sector hampered Fund returns relative to the index.6 Within the sector, our holding in Finnish paper and forest products manufacturer UPM-Kymmene was a notable detractor. Our overweighted allocation in the consumer discretionary sector also impaired relative performance.7 Within the sector, U.S. companies Time Warner, Chico’s FAS and Comcast detracted from Fund returns. Additionally, overweighting and stock selection in the health care sector weighed on the Fund’s relative results.8 Most detractors within the sector were U.S. based and included pharmaceutical company Pfizer and biotechnology firm Amgen.

From a geographic perspective, our holdings in France, underweighting in Japan and position in Mexico (not part of the index) contributed the most to relative Fund performance. Conversely, stock selection in the U.S. and Finland, and underweighting in Canada detracted.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

5. The industrials sector comprises aerospace and defense, air freight and logistics, building products, commercial services and supplies, electrical equipment, and industrial conglomerates in the SOI.

6. The materials sector comprises paper and forest products in the SOI.

7. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; Internet and catalog retail; leisure equipment and products; media; and specialty retail in the SOI.

8. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

Top 10 Holdings

Templeton Growth Securities Fund

12/31/07

Company Sector/Industry, Country	% of Total Net Assets

Microsoft Corp.	3.0%
Software, U.S.

Siemens AG	2.7%
Industrial Conglomerates, Germany

Oracle Corp.	2.2%
Software, U.S.

General Electric Co.	2.2%
Industrial Conglomerates, U.S.

Seagate Technology	2.2%
Computers & Peripherals, U.S.

News Corp., A	2.1%
Media, U.S.

Pfizer Inc.	2.0%
Pharmaceuticals, U.S.

Vodafone Group PLC	1.9%
Wireless Telecommunication Services, U.K.

Intesa Sanpaolo SpA	1.9%
Commercial Banks, Italy

BP PLC	1.8%
Oil, Gas & Consumable Fuels, U.K.

The dollar value, number of shares or principal amount, and names of portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2007, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the Fund’s substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$960.80	$3.76
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.87

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.76%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

SUPPLEMENT DATED DECEMBER 10, 2007

TO THE PROSPECTUSES DATED MAY 1, 2007

OF

TEMPLETON GROWTH SECURITIES FUND (FUND)

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Fund’s Class 1 and Class 2 prospectuses are amended by replacing the portfolio management line-up in the “Management” section on page TG-6 with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

Alan Chua CFA®¹

PORTFOLIO MANAGER OF ASSET MANAGEMENT

Mr. Chua has been a manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. Mr. Chua has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1995.

Cindy L. Sweeting CFA®¹

PRESIDENT OF GLOBAL ADVISORS

Ms. Sweeting has been a manager of the Fund since December 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of Fund shares.

1.	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.16	$13.98	$12.98	$11.31	$8.67

Income from investment operations[a]:
Net investment income[b]	0.27	0.29	0.24	0.21	0.17
Net realized and unrealized gains (losses)	0.19	2.67	0.92	1.61	2.63

Total from investment operations	0.46	2.96	1.16	1.82	2.80

Less distributions from:
Net investment income	(0.25)	(0.23)	(0.16)	(0.15)	(0.16)
Net realized gains	(0.69)	(0.55)	—	—	—

Total distributions	(0.94)	(0.78)	(0.16)	(0.15)	(0.16)

Net asset value, end of year	$15.68	$16.16	$13.98	$12.98	$11.31

Total return[c]	2.55%	22.20%	9.06%	16.25%	32.62%
Ratios to average net assets
Expenses before expense reduction	0.77%	0.78%	0.82%	0.86%	0.88%
Expenses net of expense reduction	0.76%	0.78% [d]	0.82% [d]	0.86% [d]	0.88%
Net investment income	1.64%	1.93%	1.81%	1.75%	1.74%

Supplemental data
Net assets, end of year (000’s)	$406,538	$413,871	$779,347	$800,118	$769,339
Portfolio turnover rate	20.45%	20.29% [e]	22.16%	19.13%	37.43%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.93	$13.81	$12.83	$11.19	$8.59

Income from investment operations[a]:
Net investment income[b]	0.22	0.24	0.20	0.17	0.13
Net realized and unrealized gains (losses)	0.20	2.63	0.93	1.61	2.62

Total from investment operations	0.42	2.87	1.13	1.78	2.75

Less distributions from:
Net investment income	(0.22)	(0.20)	(0.15)	(0.14)	(0.15)
Net realized gains	(0.69)	(0.55)	—	—	—

Total distributions	(0.91)	(0.75)	(0.15)	(0.14)	(0.15)

Net asset value, end of year	$15.44	$15.93	$13.81	$12.83	$11.19

Total return[c]	2.35%	21.81%	8.86%	16.03%	32.13%
Ratios to average net assets
Expenses before expense reduction	1.02%	1.03%	1.07%	1.11%	1.13%
Expenses net of expense reduction	1.01%	1.03% [d]	1.07% [d]	1.11% [d]	1.13%
Net investment income	1.39%	1.68%	1.56%	1.50%	1.49%

Supplemental data
Net assets, end of year (000’s)	$3,182,203	$2,821,818	$1,912,825	$1,189,112	$511,659
Portfolio turnover rate	20.45%	20.29% [e]	22.16%	19.13%	37.43%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 94.0%
Aerospace & Defense 0.7%
[a]BAE Systems PLC, 144A	United Kingdom	369	$3,651
Raytheon Co.	United States	186,177	11,300,944
[b]Rolls-Royce Group PLC	United Kingdom	1,349,842	14,644,095
[b]Rolls-Royce Group PLC, B	United Kingdom	54,533,616	119,192

			26,067,882

Air Freight & Logistics 2.6%
Deutsche Post AG	Germany	1,373,042	46,707,384
United Parcel Service Inc., B	United States	657,270	46,482,134

			93,189,518

Auto Components 0.4%
[b]Lear Corp.	United States	240,108	6,641,387
Valeo SA	France	202,767	8,344,606

			14,985,993

Automobiles 3.3%
Bayerische Motoren Werke AG	Germany	859,457	53,594,040
Harley-Davidson Inc.	United States	299,480	13,988,711
[b]Hyundai Motor Co. Ltd.	South Korea	268,950	20,572,426
Peugeot SA	France	416,122	31,486,826

			119,642,003

Biotechnology 1.3%
[b]Amgen Inc.	United States	1,032,850	47,965,554

Building Products 0.5%
Assa Abloy AB, B	Sweden	886,200	17,783,759

Capital Markets 1.3%
Nomura Holdings Inc.	Japan	433,174	7,361,025
UBS AG	Switzerland	822,844	38,048,911

			45,409,936

Commercial Banks 9.2%
HSBC Holdings PLC	United Kingdom	2,959,079	49,975,084
Intesa Sanpaolo SpA	Italy	8,424,310	66,510,629
[b]Kookmin Bank	South Korea	426,140	31,412,489
Mitsubishi UFJ Financial Group Inc.	Japan	3,810,370	35,775,074
Royal Bank of Scotland Group PLC	United Kingdom	4,925,001	43,448,647
Shinsei Bank Ltd.	Japan	6,411,000	23,455,930
Sumitomo Mitsui Financial Group Inc.	Japan	3,814	28,626,803
UniCredito Italiano SpA	Italy	6,063,647	50,262,223

			329,466,879

Commercial Services & Supplies 0.3%
Pitney Bowes Inc.	United States	288,990	10,993,180

Computers & Peripherals 2.2%
Seagate Technology	United States	3,071,238	78,316,569

Diversified Financial Services 1.6%
ING Groep NV	Netherlands	1,483,770	57,922,836

Diversified Telecommunication Services 5.3%
BCE Inc.	Canada	374,423	14,939,242
Belgacom	Belgium	233,162	11,480,540

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services (continued)
France Telecom SA	France	1,428,670	$51,330,964
KT Corp., ADR	South Korea	862,201	22,244,786
Singapore Telecommunications Ltd.	Singapore	12,064,000	33,477,401
Telefonos de Mexico SAB de CV (Telmex), L, ADR	Mexico	471,465	17,368,771
Telekom Austria AG	Austria	122,140	3,392,002
Telenor ASA	Norway	1,478,027	35,288,252

			189,521,958

Electric Utilities 0.3%
Hong Kong Electric Holdings Ltd.	Hong Kong	1,821,181	10,474,342

Electronic Equipment & Instruments 2.3%
[b]Celestica Inc.	Canada	343,812	1,994,110
[b]Flextronics International Ltd.	Singapore	641,110	7,731,787
FUJIFILM Holdings Corp.	Japan	643,837	27,308,873
Hitachi Ltd.	Japan	1,996,278	14,911,891
Tyco Electronics Ltd.	United States	847,788	31,478,368

			83,425,029

Food Products 1.1%
Nestle SA	Switzerland	86,034	39,479,068

Health Care Equipment & Supplies 1.7%
[b]Boston Scientific Corp.	United States	3,115,270	36,230,590
Covidien Ltd.	United States	594,418	26,326,773
Olympus Corp.	Japan	800	33,144

			62,590,507

Health Care Providers & Services 0.4%
[b]Tenet Healthcare Corp.	United States	2,881,768	14,639,381

Hotels Restaurants & Leisure 1.4%
Accor SA	France	184,940	14,763,102
Compass Group PLC	United Kingdom	5,578,849	34,196,900

			48,960,002

Industrial Conglomerates 6.6%
General Electric Co.	United States	2,123,410	78,714,809
Koninklijke Philips Electronics NV	Netherlands	912,198	39,297,499
Siemens AG	Germany	602,004	95,250,711
Tyco International Ltd.	United States	594,418	23,568,674

			236,831,693

Insurance 5.7%
American International Group Inc.	United States	1,023,745	59,684,334
Aviva PLC	United Kingdom	3,808,161	50,923,392
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	95,260	18,468,498
Old Mutual PLC	United Kingdom	7,445,420	24,794,205
Standard Life PLC	United Kingdom	2,504,813	12,579,212
Torchmark Corp.	United States	253,277	15,330,857
Willis Group Holdings Ltd.	United States	586,490	22,269,025

			204,049,523

Internet & Catalog Retail 0.6%
[b]Expedia Inc.	United States	694,780	21,968,944

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
IT Services 2.2%
Accenture Ltd., A	United States	1,143,107	$41,186,145
Electronic Data Systems Corp.	United States	1,762,290	36,532,272

			77,718,417

Leisure Equipment & Products 0.9%
Eastman Kodak Co.	United States	1,484,649	32,469,274

Media 10.7%
[b]Comcast Corp., A	United States	1,293,102	23,431,008
[b]The Interpublic Group of Cos. Inc.	United States	2,797,188	22,685,195
Mediaset SpA	Italy	1,867,440	18,817,841
News Corp., A	United States	3,701,922	75,852,382
Pearson PLC	United Kingdom	1,864,688	27,120,907
Reed Elsevier NV	Netherlands	2,518,906	50,176,927
Time Warner Inc.	United States	3,275,372	54,076,392
[b]Viacom Inc., B	United States	1,325,938	58,235,197
Vivendi SA	France	1,126,740	51,598,384

			381,994,233

Office Electronics 0.9%
Konica Minolta Holdings Ltd.	Japan	1,733,800	30,768,867

Oil, Gas & Consumable Fuels 7.4%
BP PLC	United Kingdom	5,341,037	65,266,101
El Paso Corp.	United States	2,309,384	39,813,780
Eni SpA	Italy	863,977	31,584,162
Gazprom, ADR	Russia	330,460	18,555,329
Royal Dutch Shell PLC, B	United Kingdom	1,489,450	61,852,773
Total SA, B	France	600,930	49,838,044

			266,910,189

Paper & Forest Products 2.4%
International Paper Co.	United States	465,453	15,071,368
Sappi Ltd.	South Africa	539,361	7,644,548
Stora Enso OYJ, R	Finland	1,117,082	16,693,387
Svenska Cellulosa AB, B	Sweden	1,357,173	24,033,950
UPM-Kymmene OYJ	Finland	1,087,262	21,928,135

			85,371,388

Pharmaceuticals 7.6%
Bristol-Myers Squibb Co.	United States	238,151	6,315,765
GlaxoSmithKline PLC	United Kingdom	2,245,569	57,066,851
Merck & Co. Inc.	United States	647,601	37,632,094
Novartis AG	Switzerland	762,074	41,762,086
Pfizer Inc.	United States	3,182,513	72,338,520
Sanofi-Aventis	France	640,537	58,871,666

			273,986,982

Real Estate Management & Development 1.2%
Cheung Kong (Holdings) Ltd.	Hong Kong	1,199,833	22,186,933
Swire Pacific Ltd., A	Hong Kong	1,408,516	19,416,969

			41,603,902

Semiconductors & Semiconductor Equipment 2.2%
[b]Infineon Technologies AG	Germany	2,227,809	26,399,362
Samsung Electronics Co. Ltd.	South Korea	87,480	51,961,840

			78,361,202

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Software 5.5%
[b]Cadence Design Systems Inc.	United States	789,718	$13,433,103
Microsoft Corp.	United States	2,981,829	106,153,113
[b]Oracle Corp.	United States	3,491,900	78,847,102

			198,433,318

Specialty Retail 0.6%
[b]Chico’s FAS Inc.	United States	1,293,800	11,683,014
Kingfisher PLC	United Kingdom	3,744,140	10,831,795

			22,514,809

Wireless Telecommunication Services 3.6%
SK Telecom Co. Ltd.	South Korea	80,853	21,507,822
SK Telecom Co. Ltd., ADR	South Korea	108,491	3,237,372
Sprint Nextel Corp.	United States	2,792,710	36,668,282
Vodafone Group PLC	United Kingdom	18,210,261	67,951,449

			129,364,925

Total Common Stocks (Cost $2,873,084,467)			3,373,182,062

		Principal Amount
Short Term Investments 6.0%
U.S. Government and Agency Securities 6.0%
[c]FFCB, 8/25/08	United States	$25,000,000	24,379,675
[c]FHLB, 1/02/08	United States	1,502,000	1,502,000
3/12/08	United States	23,985,000	23,794,487
4/04/08	United States	80,000,000	79,157,840
4/14/08	United States	6,000,000	5,930,046
4/16/08	United States	50,000,000	49,405,750
[c]FNMA, 1/02/08	United States	130,000	130,000
1/04/08	United States	15,000,000	15,000,000
2/28/08	United States	15,000,000	14,902,740

Total U.S. Government and Agency Securities (Cost $213,997,809)			214,202,538

Total Investments (Cost $3,087,082,276) 100.0%			3,587,384,600
Other Assets, less Liabilities 0.0%[d]			1,356,297

Net Assets 100.0%			$3,588,740,897

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the value of this security was $3,651, representing less than 0.01% of net assets.

b Non-income producing for the twelve months ended December 31, 2007.

c The security is traded on a discount basis with no stated coupon rate.

d Rounds to less than 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost	$3,087,082,276

Value	$3,587,384,600
Cash	1,539
Receivables:
Capital shares sold	1,604,221
Dividends	5,202,583

Total assets	3,594,192,943

Liabilities:
Payables:
Capital shares redeemed	1,274,971
Affiliates	3,588,740
Accrued expenses and other liabilities	588,335

Total liabilities	5,452,046

Net assets, at value	$3,588,740,897

Net assets consist of:
Paid-in capital	$2,845,394,013
Undistributed net investment income	50,572,388
Net unrealized appreciation (depreciation)	500,314,974
Accumulated net realized gain (loss)	192,459,522

Net assets, at value	$3,588,740,897

Class 1:
Net assets, at value	$406,537,913

Shares outstanding	25,927,374

Net asset value and maximum offering price per share	$15.68

Class 2:
Net assets, at value	$3,182,202,984

Shares outstanding	206,123,519

Net asset value and maximum offering price per share	$15.44

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes of $5,071,854)	$75,567,119
Interest	9,990,667

Total investment income	85,557,786

Expenses:
Management fees (Note 3a)	25,986,128
Distribution fees - Class 2 (Note 3c)	7,884,754
Unaffiliated transfer agent fees	55,033
Custodian fees (Note 4)	545,858
Reports to shareholders	391,150
Professional fees	145,433
Trustees’ fees and expenses	14,790
Other	77,308

Total expenses	35,100,454
Expense reductions (Note 4)	(22,993)

Net expenses	35,077,461

Net investment income	50,480,325

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	193,121,773
Foreign currency transactions	154,081

Net realized gain (loss)	193,275,854

Net change in unrealized appreciation (depreciation) on:
Investments	(172,679,431)
Translation of assets and liabilities denominated in foreign currencies	(57,163)

Net change in unrealized appreciation (depreciation)	(172,736,594)

Net realized and unrealized gain (loss)	20,539,260

Net increase (decrease) in net assets resulting from operations	$71,019,585

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$50,480,325	$48,615,354
Net realized gain (loss) from investments and foreign currency transactions and redemption in-kind (Note 8)	193,275,854	220,506,727
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(172,736,594)	311,063,570

Net increase (decrease) in net assets resulting from operations	71,019,585	580,185,651

Distributions to shareholders from:
Net investment income:
Class 1	(5,889,701)	(6,338,891)
Class 2	(42,446,708)	(29,026,054)
Net realized gains:
Class 1	(16,577,798)	(15,619,027)
Class 2	(135,434,521)	(80,864,543)

Total distributions to shareholders	(200,348,728)	(131,848,515)

Capital share transactions: (Note 2)
Class 1	4,489,795	(460,756,992)
Class 2	477,890,822	555,937,357

Total capital share transactions	482,380,617	95,180,365

Net increase (decrease) in net assets	353,051,474	543,517,501
Net assets:
Beginning of year	3,235,689,423	2,692,171,922

End of year	$3,588,740,897	$3,235,689,423

Undistributed net investment income included in net assets:
End of year	$50,572,388	$48,319,480

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Growth Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 50.96% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,270,092	$52,030,675	816,455	$12,140,817
Shares issued in reinvestment of distributions	1,362,492	22,467,499	1,610,999	21,957,918
Shares redeemed in-kind (Note 8)	—	—	(24,637,081)	(376,956,857)
Shares redeemed	(4,322,603)	(70,008,379)	(7,904,739)	(117,898,870)

Net increase (decrease)	309,981	$4,489,795	(30,114,366)	$(460,756,992)

Class 2 Shares:
Shares sold	40,286,926	$647,823,344	44,417,686	$652,914,455
Shares issued in reinvestment of distributions	10,921,155	177,577,983	8,154,097	109,754,141
Shares redeemed in-kind (Note 8)	—	—	(1,903,026)	(28,650,852)
Shares redeemed	(22,199,545)	(347,510,505)	(12,095,685)	(178,080,387)

Net increase (decrease)	29,008,536	$477,890,822	38,573,072	$555,937,357

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized capital losses of $1,891,663.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$60,581,663	$35,364,945
Long term capital gain	139,767,065	96,483,570

	$200,348,728	$131,848,515

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,087,082,276

Unrealized appreciation	$680,441,553
Unrealized depreciation	(180,139,229)

Net unrealized appreciation (depreciation)	$500,302,324

Undistributed ordinary income	$58,637,144
Undistributed long term capital gains	186,286,427

Distributable earnings	$244,923,571

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $1,108,601,380 and $683,685,656, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REDEMPTION IN-KIND

During the year ended December 31, 2006, the Fund realized $68,398,083 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading,

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

9. REGULATORY AND LITIGATION MATTERS (continued)

market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Growth Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $186,296,390 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 29.51% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

Insurance Issuer

Phoenix Life Insurance Company

Service Center

Variable Annuity Operations

800/243-4840

Investment Managers

Franklin Advisers, Inc.

Templeton Investment Counsel, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Phoenix Investment Counsel, Inc.

FTVIP Trust Distributor

Franklin Templeton Distributors, Inc.

This report must be preceded or accompanied by the current Templeton Investment Plus (TIP) prospectus which includes the Franklin Templeton Variable Insurance Products Trust (FTVIP Trust) and The Phoenix Edge Series Fund prospectuses, which contain more detailed information, including sales charges and risks of an investment in TIP. Please read the prospectuses carefully before investing or sending your money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

OL2958A	02/08

Phoenix Life Insurance Company

P.O. Box 22012

Albany, NY 12201-2012

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Bloomberg World Communications Index is a market capitalization-weighted index designed to measure equity performance of the communications sector of the Bloomberg World Index.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is float adjusted, capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Regional market returns are from subindexes of the JPM EMBI Global.

J.P. Morgan (JPM) Euro Emerging Markets Bond Index (EMBI) Global tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan (JPM) Government Bond Index (GBI)-Emerging Markets (EM) tracks total returns for liquid, fixed-rate, local currency emerging market government bonds. Local bond market returns are from country subindexes of the JPM GBI-EM.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers (LB) U.S. Government: Intermediate Index is the intermediate component of the LB U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Lipper High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/07, there were 455 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper Multi-Sector Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/07, there were 124 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 65% or more of their portfolios in equities. For the 12-month period ended 12/31/07, there were 58 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/07, there were 69 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/07, there were 108 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investible U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/Citigroup BMI Global REIT Index is designed to measure performance of the investible universe of publicly traded real estate investment trusts. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARRIS J. ASHTON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	141	Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	121	None

Principal Occupation During Past 5 Years:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since March 2007	121	Chevron Corporation (global energy company) and ICO Global Communications (Holdings) Limited (satellite company).

Principal Occupation During Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	121	Center for Creative Land Recycling (brownfield redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
FRANK A. OLSON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141	Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since March 2007	141	None

Principal Occupation During Past 5 Years:

Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since March 2007 and Lead Independent Trustee since January 2008	121	None

Principal Occupation During Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President—Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive vice President—Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**CHARLES B. JOHNSON (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	142	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer—Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	126	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
JAMES M. DAVIS (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President—AML Compliance	Chief Compliance Officer since 2004 and Vice President—AML Compliance since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA FERGERSON (1962) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Franklin Templeton Services, LLC; officer of 28 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer—Finance and Administration	Since 2002	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
CRAIG S. TYLE (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Chief Financial Officer and Chief Accounting Officer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/321-8563 or their insurance companies to request the SAI.

BOD-4

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

SI-1

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd., Singapore

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts (Separate Account) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP A2007 02/08

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $851,956 for the fiscal year ended December 31, 2007 and $771,869 for the fiscal year ended December 31, 2006.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended December 31, 2007 and $3,961 for the fiscal year ended December 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2007 and $14,799 for the fiscal year ended December 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2007 and $161,062 for the fiscal year ended December 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connect with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended December 31, 2007 and $179,822 for the fiscal year ended December 31, 2006.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

N/A

Item 6.	Schedule of Investments.

N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer—Finance and Administration, and Laura Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer—Finance and Administration, and Laura Fergerson, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By:	/s/ GALEN G. VETTER
Galen G. Vetter
Chief Executive Officer – Finance and Administration
Date February 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ GALEN G. VETTER
Galen G. Vetter
Chief Executive Officer – Finance and Administration
Date February 27, 2008

By:	/s/ LAURA FERGERSON
Laura Fergerson
Chief Financial Officer and Chief Accounting Officer
Date February 27, 2008